                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-07873

                             Nuveen Municipal Trust
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)


                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                                Chicago, IL 60606
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (312) 917-7700
                                                           --------------

                        Date of fiscal year end: April 30
                                                 --------

                    Date of reporting period: April 30, 2005
                                              --------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

--------------------------------------------------------------------------------

Nuveen Investments
Municipal Bond Funds
--------------------------------------------------------------------------------
                                               Annual Report dated April 30,
                                               2005
                                             -----------------------------------

Dependable, tax-free income because it's not what you earn, it's what you keep.(R)

[PHOTO]



Nuveen High Yield Municipal Bond Fund
Nuveen All-American Municipal Bond Fund
Nuveen Insured Municipal Bond Fund
Nuveen Intermediate Duration Municipal Bond Fund
Nuveen Limited Term Municipal Bond Fund

[LOGO] Nuveen Investments

[PHOTO]



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                                      OR
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                                                  ------------------------------
  Must be preceded by or accompanied by a prospectus.
                            NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

[PHOTO]

Timothy R. Schwertfeger

Dear Shareholder,

Once again, I am pleased to report that over the most recent reporting period your Fund continued to provide you with attractive tax-free monthly income. For more specific information about the performance of your Fund, please see the Portfolio Managers' Comments and Fund Spotlight sections of this report.

With long-term interest rates still relatively low, many have begun to wonder whether interest rates will rise, and whether that possibility should cause them to adjust their holdings of fixed-income investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that municipal bond investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

Some of you may have heard that in April, 2005, The St. Paul Travelers Companies, Inc., which owned 79% of Nuveen Investments, Inc. (the parent of your Fund's investment adviser) completed a public offering of a substantial portion of its equity stake in Nuveen. At the same time, St. Paul Travelers also entered into agreements to sell the balance of its shares in Nuveen to us or to others at a future date.

These transactions will have no impact on the investment objectives or management of your Fund. However, taken as a whole they are considered to be an "assignment" of your Fund's investment management agreement. This means that you and your fellow Fund shareholders soon will be asked to formally approve the continuation of your Fund's management contract with Nuveen. We will be sending you more information about this process in the coming weeks.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

June 14, 2005



        "No one knows what the future will bring, which is why we think a well-balanced portfolio . . . is an important
                     component in achieving your long-term
                               financial goals."


                             Annual Report  Page 1

  Portfolio Managers' Comments

  In the following discussion, portfolio managers John Miller, Tom Futrell,
  Bill Fitzgerald, and Dan Solender examine economic and market conditions, key investment strategies, and the performance of the Funds. John Miller, who has 12 years of investment experience with Nuveen Investments, has managed the Nuveen High Yield Municipal Bond Fund since 2000. Tom Futrell has 23 years of investment experience and has managed the Nuveen All-American Municipal Bond Fund since 2003. Bill Fitzgerald has managed the Nuveen Intermediate Duration Municipal Bond Fund since 2003 and has 18 years of investment experience. Dan Solender has managed the Nuveen Limited Term Municipal Bond Fund since 2003 and the Nuveen Insured Municipal Bond Fund since 2004. He has 19 years of investment experience.
--------------------------------------------------------------------------------


What factors had the greatest influence on the U.S. economy and the municipal market during the 12 months ended April 30, 2005?

The U.S. economy continued to see solid growth during the past 12 months. Gross domestic product, a measure of the goods and services produced in a nation, grew at an annualized rate of 3.3 percent during the second quarter of 2004,
4.0 percent during the year's third quarter, 3.8 percent in the fourth quarter, and 3.5 percent during the first quarter of 2005. The economy grew despite high energy prices, which fell in the final months of 2004 but rose sharply throughout most of the rest of the period. As another sign of the continued recovering economy, employment trended upward. Nearly 275,000 jobs were created in the final month of the period, and on April 30, 2005, the national unemployment rate was 5.2 percent, below the 5.5 percent rate of a year earlier.

With the economy's expansion came increased concerns about rising inflation. When the period began, it was becoming increasingly apparent that consumer prices, led by the cost of gasoline, were rising. Beginning in June 2004, the Federal Reserve, worried about inflation, started to raise short-term interest rates for the first time in more than four years. During the 12-month period, the Fed increased rates a total of seven times. By April 2005, the short-term federal funds rate was 2.75 percent, up from 1 percent at the start of the period. (After the end of the reporting period, the Fed raised the rate an additional 0.25 percent to 3.00 percent.)

Although inflation generally was rising, its rate of increase was seemingly in line with bond investors' expectations. Accordingly, investors correctly assumed that the Fed would continue its policy of "measured" interest rate hikes and would not need to raise rates more quickly. This confidence that inflation was manageable and that the Fed would proceed in a deliberate fashion supported long-term municipal bond prices, while their yields fell accordingly (a bond's yield and price move in opposite directions). By contrast, shorter-term municipal bond yields rose in line with the Fed's rate hikes. Compared to the rest of the municipal market, high-yield bonds were particularly strong performers. Investors saw in these bonds opportunities to pick up additional income and were willing to take on additional credit risk to do so.

Throughout the period, supply of new municipal debt remained strong. Many issuers sought to take advantage of still-historically low interest rates to refinance outstanding obligations. During the first four months of 2005, for example, new municipal issuance totaled $128 billion, an increase of 8.9 percent compared to the first four months of 2004.

How did the Funds perform during the 12 months ended April 30, 2005?

The table on the next page provides total-return performance information for the five Funds for the one-year, five-year, and ten-year periods ended April 30, 2005. Each Fund's total-return performance is compared to its corresponding

--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio managers and are subject to change at any time, based on market and other conditions.

                             Annual Report  Page 2

Class A Shares--
 Total Returns as of 4/30/05
--------------------------------------------------------------------------------

                                                     Average Annual
                                                  ---------------------
                                                  1-Year 5-Year 10-Year
                                                  ---------------------
        Nuveen High Yield Municipal Bond Fund
         A Shares at NAV                          12.60%  9.86%     N/A
         A Shares at Offer                         7.87%  8.91%     N/A
        Lipper High Yield Municipal Debt Funds
          Category Average/1/                      8.28%  6.31%   5.39%
        Lehman Brothers High Yield Municipal Bond
          Index/2/                                12.58%  7.76%     N/A
        ---------------------------------------------------------------

        Nuveen All-American Municipal Bond Fund
         A Shares at NAV                           7.58%  6.64%   6.05%
         A Shares at Offer                         3.08%  5.73%   5.59%
        Lipper General Municipal Debt Funds
          Category Average/3/                      5.93%  6.12%   5.48%
        Lehman Brothers Municipal Bond Index/4/    6.82%  7.04%   6.48%
        ---------------------------------------------------------------

        Nuveen Insured Municipal Bond Fund
         A Shares at NAV                           6.19%  6.19%   5.72%
         A Shares at Offer                         1.70%  5.29%   5.26%
        Lipper Insured Municipal Debt Funds
          Category Average/5/                      5.89%  6.15%   5.43%
        Lehman Brothers Insured Municipal Bond
          Index/6/                                 7.22%  7.48%   6.69%
        ---------------------------------------------------------------

                                                     Average Annual
                                                  ---------------------
                                                  1-Year 5-Year 10-Year
                                                  ---------------------

         Nuveen Intermediate Duration Municipal
           Bond Fund
          A Shares at NAV                          6.39%  5.70%   5.46%
          A Shares at Offer                        3.18%  5.05%   5.13%
         Lipper General Municipal Debt Funds
           Category Average/3/                     5.93%  6.12%   5.48%
         Lehman Brothers 7-Year Municipal Bond
           Index/7/                                5.15%  6.51%   5.98%
         --------------------------------------------------------------

         Nuveen Limited Term Municipal Bond Fund
          A Shares at NAV                          3.08%  4.84%   4.65%
          A Shares at Offer                        0.47%  4.30%   4.39%
         Lipper Short-Intermediate Municipal Debt
           Funds Category Average/8/               2.16%  4.52%   4.21%
         Lehman Brothers 5-Year Municipal Bond
           Index/9/                                3.50%  5.78%   5.38%
         --------------------------------------------------------------

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 4.2% maximum sales charge (3.0% for the Nuveen Intermediate Duration Municipal Bond Fund and 2.5% for the Nuveen Limited Term Municipal Bond Fund). Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

--------------------------------------------------------------------------------

1The Lipper peer group returns represent the average annualized total return of the 78, 64 and 31 funds in the Lipper High Yield Municipal Debt Funds Category for the respective one-, five-, and ten-year periods ended April 30, 2005. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.
2The Lehman Brothers High Yield Municipal Bond Index is an unmanaged index composed of municipal bonds rated below BBB/Baa and does not reflect any initial or ongoing expenses. An index is not available for direct investment.
3The Lipper peer group returns represent the average annualized total return of the 280, 224 and 143 funds in the Lipper General Municipal Debt Funds Category for the respective one-, five-, and ten-year periods ended April 30, 2005. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.
4The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.
5The Lipper peer group returns represent the average annualized total return of the 53, 46 and 36 funds in the Lipper Insured Municipal Debt Funds Category for the respective one-, five-, and ten-year periods ended April 30, 2005. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.
6The Lehman Brothers Insured Municipal Bond Index is an unmanaged index composed of all the insured bonds in the Lehman Brothers Municipal Bond Index with a maturity of at least one year and ratings of Aaa/AAA. An index is not available for direct investment.
7The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. This index more closely compares to the duration of the bonds in the Fund's portfolio. An index is not available for direct investment.
8The Lipper peer group returns represent the average annualized total return of the 48, 29 and 21 funds in the Lipper Short-Intermediate Municipal Debt Funds Category for the respective one-, five-, and ten-year periods ended April 30, 2005. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.
9The Lehman Brothers 5-Year Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. This index more closely compares to the duration of the bonds in the Fund's portfolio. An index is not available for direct investment.


                             Annual Report  Page 3

Lipper peer fund category and relevant Lehman Brothers index. The reasons for each Fund's variance from its Lipper category and Lehman Brothers index are discussed later in the report.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income
(UNII) as part of the Fund's net asset value. Conversely, if the Fund has cumulatively paid in more dividends than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund's net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of April 30, 2005, Nuveen High Yield Municipal Bond Fund, Nuveen All-American Municipal Bond Fund and Nuveen Insured Municipal Bond Fund had negative UNII for financial statement purposes and positive UNII for tax purposes. Nuveen Intermediate Duration Municipal Bond Fund and Nuveen Limited Term Municipal Bond Fund had positive UNII balances for both financial statement and tax purposes.

What strategies were used to manage the Funds during the 12 months ended April 30, 2005? How did these strategies influence performance throughout the period?

All Nuveen municipal bond portfolios are managed with input from Nuveen's experienced research team. That input aside, each Fund's recent performance varied due to their differing investment objectives and a variety of unique circumstances. We outline some of these circumstances below, as well as provide more information about our management in response to these circumstances.

Nuveen High Yield Municipal Bond Fund

The Nuveen High Yield Municipal Bond Fund benefited from a continued strong market environment for high-yield municipal securities. During the period, the Fund's Class A share at NAV performance was in line with the national Lehman Brothers High Yield Municipal Bond Index and well ahead of the Lipper High Yield Municipal Debt Funds Category average. The Fund was helped during the period by the fact that none of our holdings experienced significant credit downgrades or defaults. The Fund, therefore, was able to participate in much of the market's upside gains but did not encounter many of the problems that owning lower-rated debt can often involve.

The Fund also benefited as a number of its holdings saw their credit quality upgraded during the period. In particular, eight different bond issues were pre-refunded, meaning that issuers took advantage of historically low interest rates to refinance outstanding higher-rate bonds. When debt is pre-refunded, it normally gets backed by U.S. Treasuries or similar securities, which provide investors an extra layer of security that can increase the bonds' value. Accordingly, all of the portfolio's pre-refunded bonds benefited from substantial price appreciation during the period.

Throughout the past 12 months, we continued to rely on our bottom-up investment process. In other words, we evaluated securities one-by-one and favored those that we believed offered sufficient reward potential in exchange for the bonds' risk, a particularly important consideration when dealing with lower-rated securities. We continued to prefer essential service bonds, those that help finance important community functions and whose performance is not highly cyclical, or sensitive to the economy's ups and downs.

In particular, we emphasized community development districts (CDDs), charter schools, hospitals, and electric utilities. CDDs benefited from the strength of the housing market. As home values continued to rise, CDDs saw more building


                             Annual Report  Page 4
activity, which generated higher tax revenues that helped the sector considerably. We favored the hospital sector because of a growing and aging population. Both factors are adding to the demand for hospital services, even as the supply of new healthcare facilities has not kept pace. Charter schools, meanwhile, are fulfilling a need for parents who want to provide their children with low-cost alternate education opportunities. The charter school bond market is relatively inefficient. It includes a lot of smaller bond issues that can be priced inefficiently in the market, a fact that we believe we can take advantage of, given the breadth and strength of Nuveen's municipal research staff. Finally, our electric utility investments tended to focus on regions with strong demand for electricity that is not being met by current supply.

Nuveen All-American Municipal Bond Fund

The Nuveen All-American Municipal Bond Fund enjoyed strong results during the past 12 months, returning 7.58 percent (Class A shares at NAV) and outpacing both the Lehman Brothers Municipal Bond Index and the Lipper General Municipal Debt Funds Category average. The Fund benefited from the continued strong performance of lower-rated bonds during the period. As credit spreads narrowed, the Fund's exposure to lower-investment-grade securities had a significant positive impact on results.

The Fund also benefited from its weighting in bonds backed by tobacco revenues. These securities recovered in value as investors perceived reduced litigation risk for tobacco companies. As the bonds outperformed, we trimmed our exposure to this part of the market to lock in our investment gains and reinvested the proceeds in other areas that we believed offered better future value potential.

A third positive influence came from our use of inverse floating-rate securities ("inverse floaters") that pay coupon interest that varies inversely with changes in short-term rates. The inverse floaters performed well despite rising short-term interest rates and declining income because longer-term rates were generally falling, causing the positions to appreciate in value.

During the past year, we maintained our primary focus of investing in the long-intermediate part of the yield curve. We emphasized premium-coupon cushion bonds with call dates of at least 10 years and maturities between 18 and 22 years, the part of the yield curve where we saw the most attractive tradeoff between risk and reward. We also looked to increase our weighting in insured bonds, in which we believed the Fund was underrepresented. In our view, this part of the market offered greater value after lower-rated bonds had outperformed and their yield advantage over high-grade securities was reduced.

Nuveen Insured Municipal Bond Fund

The return of the Nuveen Insured Municipal Bond Fund (Class A shares at NAV) trailed the Lehman Brothers Insured Municipal Bond Index but outpaced the Lipper Insured Municipal Debt Funds Category average. The Fund's performance was helped by some of its longer-dated holdings, which benefited as long-term yields fell. The Fund's overweighting in bonds with 15- to 20-year maturity dates also contributed to favorable results, as did our positions in inverse floating-rate securities and zero-coupon bonds. By contrast, the Fund's overweighting in pre-refunded bonds detracted from performance because they limited the portfolio's duration, an undesirable situation amid generally falling long-term rates.

Throughout the period, we maintained our emphasis of long-intermediate insured bonds. We favored 15- to 25-year credits with a particular emphasis on the 20- to 22-year part of the yield curve, which we believed offered the best available values. We also looked to improve the Fund's call protection by selling some pre-refunded bonds and shorter-maturity holdings as well as some longer bonds facing near-term call dates.

Another significant management focus was to increase our holdings in states such as New York, California and Ohio that typically show strong, consistent demand for municipal bonds from investors. We believe this historically strong demand, regardless of the economic or interest rate environment, may provide more price support over


                             Annual Report  Page 5
time for the bonds in the Fund's portfolio, and also provide enhanced liquidity if opportunities arise to sell securities at attractive prices.

Nuveen Intermediate Duration Municipal Bond Fund

The return of the Nuveen Intermediate Duration Municipal Bond Fund (Class A shares at NAV) outperformed both the national Lehman Brothers index as well as its Lipper peer group average. The Fund benefited most from effective yield-curve positioning during the past 12 months. In particular, we were overweighted in bonds with durations of between six and twelve years and underweighted in bonds with durations shorter than four years. Owning longer intermediate-duration bonds helped results during the period, as these securities outperformed shorter issues hurt by the Fed's interest rate hikes.

Throughout the past 12 months, we maintained our strategy of underweighting AAA-rated bonds and overweighting A-rated and BBB-rated bonds. This decision proved to be fortuitous during the period because lower-rated credits tended to outperform their higher-rated counterparts. We also continued to look to the healthcare and public power sectors for attractive investment opportunities, two areas of the market in which the Fund often is overweighted. The marketplace for healthcare and public power bonds tends to be relatively inefficient, and we believe that the depth of our research team can enable us to identify attractively valued securities. We also owned bonds backed by tobacco company revenues. Tobacco bonds performed well as investors became more optimistic about the tobacco industry's litigation risks.

Nuveen Limited Term Municipal Bond Fund

The Nuveen Limited Term Municipal Bond Fund enjoyed strong performance during the past 12 months, with its return (Class A shares at NAV) significantly outpacing the Lipper Short-Intermediate Municipal Debt Funds Category average but trailing the national Lehman Brothers 5-Year Municipal Bond Index.

The Fund benefited from its yield curve positioning, particularly in bonds with maturities of five to seven years. These bonds did better than their shorter counterparts, which were hurt by the Fed's series of short-term interest rate hikes. Although the Fund benefited from having a longer duration relative to its Lipper peer group average, duration still was below that of the Lehman Brothers index, detracting from relative performance.

There were three main themes to our portfolio-management approach during the past 12 months. First, we continued to overweight lower-investment-grade bonds, which we were comfortable owning because of the experience and resources of our credit research team. Because the majority of these bonds mature within five years, we can place a higher weighting on lower investment grade bonds in a shorter-term investment grade fund because we can be more precise in our credit projections over shorter time periods. Second, we emphasized the four- to five-year part of the yield curve, which we believed offered the best value potential in the universe of limited-term investments. Finally, as in the Nuveen Insured Municipal Bond Fund, we were attracted to states that typically show strong, consistent demand for municipal bonds from investors, because we believed they provided better relative value.


                             Annual Report  Page 6

     Nuveen High Yield Municipal Bond Fund

     Growth of an Assumed $10,000 Investment*

                                    [CHART]

                 Lehman Brothers
                    High Yield       Nuveen High Yield     Nuveen High Yield
                    Municipal            Municipal             Municipal
                    Bond Index        Bond Fund (NAV)      Bond Fund (Offer)
                 ---------------     -----------------     -----------------

      1-Jun-99      $10,000              $10,000               $ 9,580
     31-Jul-99       10,053               10,005                 9,585
     31-Aug-99        9,960                9,899                 9,483
     30-Sep-99        9,963                9,906                 9,490
     31-Oct-99        9,770                9,825                 9,412
     30-Nov-99        9,840                9,879                 9,464
     31-Dec-99        9,696                9,817                 9,405
     31-Jan-00        9,581                9,799                 9,387
     29-Feb-00        9,673                9,898                 9,482
     31-Mar-00        9,833               10,055                 9,633
     30-Apr-00        9,809               10,016                 9,595
     31-May-00        9,783                9,962                 9,544
     30-Jun-00        9,920               10,103                 9,678
     31-Jul-00       10,020               10,211                 9,783
     31-Aug-00       10,201               10,277                 9,846
     30-Sep-00       10,214               10,266                 9,835
     31-Oct-00       10,247               10,377                 9,941
     30-Nov-00       10,219               10,405                 9,968
     31-Dec-00       10,287               10,528                10,086
     31-Jan-01       10,421               10,579                10,135
     28-Feb-01       10,496               10,641                10,194
     31-Mar-01       10,593               10,858                10,402
      1-Apr-01       10,539               10,869                10,413
      1-May-01       10,654               11,054                10,590
      1-Jun-01       10,751               11,251                10,779
      1-Jul-01       10,905               11,560                11,075
      1-Aug-01       11,093               11,800                11,305
      1-Sep-01       10,811               11,643                11,154
      1-Oct-01       10,781               11,744                11,251
      1-Nov-01       10,768               11,746                11,252
      1-Dec-01       10,746               11,717                11,225
      1-Jan-02       10,847               11,796                11,301
      1-Feb-02       10,926               11,930                11,429
      1-Mar-02       10,987               12,004                11,499
      1-Apr-02       11,103               12,145                11,634
      1-May-02       11,146               12,275                11,759
      1-Jun-02       11,224               12,424                11,902
      1-Jul-02       11,132               12,438                11,916
      1-Aug-02       11,034               12,440                11,917
      1-Sep-02       10,837               12,541                12,015
      1-Oct-02       10,494               12,362                11,842
      1-Nov-02       10,738               12,452                11,929
      1-Dec-02       10,958               12,651                12,120
      1-Jan-03       10,964               12,621                12,091
      1-Feb-03       11,021               12,771                12,234
      1-Mar-03       10,797               12,721                12,187
      1-Apr-03       11,057               12,820                12,282
      1-May-03       11,469               13,200                12,646
      1-Jun-03       11,625               13,255                12,698
      1-Jul-03       11,496               13,092                12,542
      1-Aug-03       11,537               13,173                12,620
      1-Sep-03       11,915               13,468                12,902
      1-Oct-03       12,112               13,570                13,000
      1-Nov-03       12,266               13,767                13,189
      1-Dec-03       12,406               13,927                13,342
      1-Jan-04       12,645               14,173                13,578
      1-Feb-04       12,802               14,394                13,789
      1-Mar-04       12,796               14,409                13,804
      1-Apr-04       12,662               14,232                13,635
     31-May-04       12,606               14,289                13,689
     30-Jun-04       12,703               14,402                13,797
     31-Jul-04       12,843               14,594                13,981
     31-Aug-04       13,031               14,877                14,252
     30-Sep-04       13,158               15,063                14,430
     31-Oct-04       13,306               15,236                14,596
     30-Nov-04       13,460               15,266                14,625
     31-Dec-04       13,711               15,514                14,862
     31-Jan-05       13,874               15,681                15,023
     28-Feb-05       13,964               15,738                15,077
     31-Mar-05       13,972               15,772                15,110
     30-Apr-05       14,255               16,026                15,353


================================================================================

     Nuveen All-American Municipal Bond Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]

                                    Nuveen All-American     Nuveen All-American
          Lehman Brothers           Municipal Bond Fund     Municipal Bond Fund
        Municipal Bond Index                (NAV)                  (Offer)
        --------------------         -------------------    -------------------
 4-95          $10,000                    $10,000                $ 9,580
 5-95           10,319                     10,307                  9,874
 6-95           10,229                     10,212                  9,783
 7-95           10,326                     10,292                  9,860
 8-95           10,458                     10,410                  9,973
 9-95           10,523                     10,470                 10,030
10-95           10,676                     10,628                 10,181
11-95           10,853                     10,854                 10,398
12-95           10,957                     10,983                 10,522
 1-96           11,041                     11,024                 10,561
 2-96           10,966                     10,982                 10,521
 3-96           10,825                     10,814                 10,360
 4-96           10,795                     10,763                 10,311
 5-96           10,791                     10,783                 10,331
 6-96           10,908                     10,914                 10,456
 7-96           11,008                     11,017                 10,554
 8-96           11,005                     11,018                 10,555
 9-96           11,159                     11,202                 10,731
10-96           11,286                     11,336                 10,860
11-96           11,492                     11,542                 11,058
12-96           11,540                     11,511                 11,028
 1-97           11,562                     11,533                 11,049
 2-97           11,669                     11,650                 11,160
 3-97           11,513                     11,533                 11,049
 4-97           11,610                     11,650                 11,160
 5-97           11,784                     11,809                 11,313
 6-97           11,910                     11,949                 11,447
 7-97           12,240                     12,326                 11,808
 8-97           12,125                     12,240                 11,726
 9-97           12,270                     12,381                 11,861
10-97           12,348                     12,480                 11,955
11-97           12,421                     12,557                 12,030
12-97           12,602                     12,757                 12,221
 1-98           12,732                     12,889                 12,348
 2-98           12,736                     12,911                 12,369
 3-98           12,747                     12,944                 12,400
 4-98           12,690                     12,852                 12,312
 5-98           12,890                     13,066                 12,517
 6-98           12,941                     13,122                 12,571
 7-98           12,973                     13,154                 12,601
 8-98           13,174                     13,335                 12,775
 9-98           13,339                     13,507                 12,940
10-98           13,339                     13,447                 12,882
11-98           13,386                     13,503                 12,936
12-98           13,419                     13,514                 12,946
 1-99           13,579                     13,640                 13,067
 2-99           13,519                     13,601                 13,030
 3-99           13,538                     13,610                 13,038
 4-99           13,572                     13,653                 13,080
 5-99           13,493                     13,578                 13,008
 6-99           13,299                     13,335                 12,775
 7-99           13,347                     13,343                 12,783
 8-99           13,240                     13,146                 12,593
 9-99           13,245                     13,093                 12,543
10-99           13,102                     12,857                 12,317
11-99           13,241                     12,940                 12,396
12-99           13,142                     12,792                 12,255
 1-00           13,085                     12,653                 12,121
 2-00           13,237                     12,823                 12,285
 3-00           13,527                     13,107                 12,556
 4-00           13,447                     13,040                 12,492
 5-00           13,377                     12,922                 12,380
 6-00           13,732                     13,210                 12,655
 7-00           13,922                     13,410                 12,847
 8-00           14,137                     13,637                 13,064
 9-00           14,063                     13,581                 13,011
10-00           14,217                     13,681                 13,106
11-00           14,325                     13,716                 13,140
12-00           14,678                     14,051                 13,461
 1-01           14,824                     14,164                 13,569
 2-01           14,871                     14,252                 13,654
 3-01           15,005                     14,380                 13,776
 4-01           14,843                     14,244                 13,646
 5-01           15,003                     14,426                 13,820
 6-01           15,104                     14,569                 13,957
 7-01           15,327                     14,793                 14,172
 8-01           15,580                     15,100                 14,465
 9-01           15,527                     14,892                 14,267
10-01           15,712                     15,051                 14,419
11-01           15,580                     14,911                 14,284
12-01           15,432                     14,797                 14,175
 1-02           15,699                     14,972                 14,343
 2-02           15,889                     15,163                 14,526
 3-02           15,578                     14,965                 14,337
 4-02           15,881                     15,186                 14,548
 5-02           15,978                     15,283                 14,641
 6-02           16,147                     15,436                 14,788
 7-02           16,354                     15,605                 14,949
 8-02           16,551                     15,717                 15,057
 9-02           16,914                     16,044                 15,370
10-02           16,633                     15,583                 14,929
11-02           16,564                     15,625                 14,969
12-02           16,914                     15,986                 15,314
 1-03           16,871                     15,883                 15,216
 2-03           17,107                     16,098                 15,422
 3-03           17,117                     16,021                 15,348
 4-03           17,230                     16,179                 15,500
 5-03           17,634                     16,543                 15,848
 6-03           17,558                     16,493                 15,800
 7-03           16,944                     15,876                 15,209
 8-03           17,070                     15,944                 15,275
 9-03           17,572                     16,450                 15,759
10-03           17,484                     16,398                 15,710
11-03           17,666                     16,651                 15,951
12-03           17,812                     16,784                 16,079
 1-04           17,914                     16,916                 16,205
 2-04           18,184                     17,245                 16,520
 3-04           18,121                     17,143                 16,423
 4-04           17,692                     16,716                 16,014
 5-04           17,628                     16,675                 15,975
 6-04           17,692                     16,761                 16,057
 7-04           17,924                     17,002                 16,288
 8-04           18,284                     17,371                 16,641
 9-04           18,381                     17,487                 16,753
10-04           18,539                     17,636                 16,895
11-04           18,386                     17,498                 16,763
12-04           18,611                     17,745                 17,000
 1-05           18,785                     17,944                 17,190
 2-05           18,722                     17,849                 17,099
 3-05           18,604                     17,704                 16,961
 4-05           18,897                     17,982                 17,227


The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the Lehman Brothers Index. Returns would be different for the other share classes. The Lehman Brothers High Yield Municipal Bond Index is an unmanaged index composed of municipal bonds rated below BBB/Baa while the Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The indexes do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds' returns include reinvestment of all dividends and distributions, and the Funds' returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

--------------------------------------------------------------------------------
*The Nuveen High Yield Municipal Bond Fund's inception date is 6/7/99. This data represents returns for the period from 6/30/99 to 4/30/05 as returns for the Lehman Brothers High Yield Municipal Bond Index are calculated on a calendar-month basis.


                             Annual Report  Page 7

     Nuveen Insured Municipal Bond Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]

                                     Nuveen Insured          Nuveen Insured
       Lehman Brothers Insured     Municipal Bond Fund     Municipal Bond Fund
         Municipal Bond Index             (NAV)                  (Offer)
         --------------------      --------------------    --------------------
 4-95        $10,000                    $10,000                  $ 9,580
 5-95         10,319                     10,409                    9,972
 6-95         10,229                     10,230                    9,800
 7-95         10,326                     10,255                    9,824
 8-95         10,458                     10,386                    9,950
 9-95         10,523                     10,449                   10,010
10-95         10,676                     10,661                   10,213
11-95         10,853                     10,903                   10,445
12-95         10,957                     11,056                   10,592
 1-96         11,041                     11,100                   10,634
 2-96         10,966                     11,005                   10,542
 3-96         10,806                     10,768                   10,316
 4-96         10,769                     10,722                   10,271
 5-96         10,763                     10,737                   10,286
 6-96         10,889                     10,853                   10,397
 7-96         10,990                     10,959                   10,499
 8-96         10,986                     10,954                   10,494
 9-96         11,147                     11,133                   10,666
10-96         11,278                     11,231                   10,760
11-96         11,500                     11,452                   10,971
12-96         11,440                     11,406                   10,926
 1-97         11,457                     11,348                   10,872
 2-97         11,562                     11,449                   10,969
 3-97         11,390                     11,275                   10,802
 4-97         11,492                     11,377                   10,899
 5-97         11,672                     11,554                   11,069
 6-97         11,798                     11,679                   11,189
 7-97         12,160                     12,009                   11,504
 8-97         12,020                     11,885                   11,386
 9-97         12,173                     12,022                   11,517
10-97         12,255                     12,094                   11,586
11-97         12,334                     12,182                   11,670
12-97         12,536                     12,354                   11,835
 1-98         12,675                     12,470                   11,946
 2-98         12,666                     12,475                   11,951
 3-98         12,671                     12,480                   11,956
 4-98         12,602                     12,406                   11,885
 5-98         12,821                     12,613                   12,084
 6-98         12,873                     12,652                   12,121
 7-98         12,901                     12,680                   12,148
 8-98         13,125                     12,857                   12,317
 9-98         13,305                     12,998                   12,452
10-98         13,298                     13,003                   12,457
11-98         13,349                     13,044                   12,496
12-98         13,373                     13,063                   12,514
 1-99         13,536                     13,186                   12,632
 2-99         13,458                     13,157                   12,604
 3-99         13,485                     13,162                   12,609
 4-99         13,511                     13,203                   12,648
 5-99         13,412                     13,114                   12,564
 6-99         13,194                     12,919                   12,376
 7-99         13,234                     12,937                   12,394
 8-99         13,087                     12,800                   12,262
 9-99         13,076                     12,746                   12,211
10-99         12,895                     12,607                   12,078
11-99         13,060                     12,698                   12,165
12-99         12,936                     12,607                   12,077
 1-00         12,870                     12,564                   12,036
 2-00         13,058                     12,730                   12,195
 3-00         13,396                     12,959                   12,415
 4-00         13,288                     12,915                   12,372
 5-00         13,197                     12,833                   12,294
 6-00         13,602                     13,141                   12,589
 7-00         13,814                     13,298                   12,739
 8-00         14,055                     13,456                   12,891
 9-00         13,957                     13,399                   12,836
10-00         14,126                     13,520                   12,952
11-00         14,250                     13,603                   13,032
12-00         14,675                     13,931                   13,346
 1-01         14,800                     14,041                   13,451
 2-01         14,836                     14,112                   13,519
 3-01         14,977                     14,209                   13,613
 4-01         14,771                     14,059                   13,469
 5-01         14,944                     14,197                   13,601
 6-01         15,048                     14,296                   13,695
 7-01         15,292                     14,487                   13,879
 8-01         15,565                     14,707                   14,089
 9-01         15,490                     14,647                   14,032
10-01         15,700                     14,787                   14,166
11-01         15,556                     14,685                   14,068
12-01         15,381                     14,559                   13,948
 1-02         15,674                     14,768                   14,148
 2-02         15,873                     14,924                   14,297
 3-02         15,540                     14,642                   14,027
 4-02         15,860                     14,867                   14,243
 5-02         15,961                     14,955                   14,327
 6-02         16,129                     15,086                   14,452
 7-02         16,352                     15,244                   14,604
 8-02         16,566                     15,459                   14,809
 9-02         16,987                     15,857                   15,191
10-02         16,667                     15,525                   14,873
11-02         16,596                     15,486                   14,836
12-02         16,975                     15,830                   15,165
 1-03         16,925                     15,734                   15,073
 2-03         17,178                     15,966                   15,296
 3-03         17,206                     16,042                   15,368
 4-03         17,355                     16,175                   15,495
 5-03         17,793                     16,511                   15,817
 6-03         17,707                     16,369                   15,682
 7-03         17,006                     15,791                   15,127
 8-03         17,146                     15,939                   15,270
 9-03         17,678                     16,338                   15,652
10-03         17,587                     16,281                   15,597
11-03         17,772                     16,491                   15,798
12-03         17,933                     16,611                   15,914
 1-04         18,043                     16,658                   15,959
 2-04         18,333                     16,958                   16,246
 3-04         18,243                     16,839                   16,132
 4-04         17,773                     16,418                   15,729
 5-04         17,724                     16,374                   15,686
 6-04         17,782                     16,420                   15,730
 7-04         18,032                     16,649                   15,950
 8-04         18,409                     16,986                   16,272
 9-04         18,509                     17,064                   16,347
10-04         18,680                     17,188                   16,467
11-04         18,500                     16,989                   16,276
12-04         18,747                     17,212                   16,489
 1-05         18,954                     17,415                   16,683
 2-05         18,867                     17,302                   16,575
 3-05         18,738                     17,156                   16,436
 4-05         19,057                     17,436                   16,704


================================================================================

     Nuveen Intermediate Duration Municipal Bond Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]


                                     Nuveen                  Nuveen
             Lehman Brothers   Intermediate Duration   Intermediate Duration
             7-Year Municipal  Municipal Bond Fund     Municipal Bond Fund
     Date      Bond Index            (NAV)                  (Offer)
     ----      ----------       -------------------    ---------------------

    Apr-95      $10,000            $10,000                  $ 9,700
    May-95       10,266             10,290                    9,981
    Jun-95       10,257             10,190                    9,884
    Jul-95       10,387             10,236                    9,929
    Aug-95       10,510             10,316                   10,006
    Sep-95       10,550             10,385                   10,073
    Oct-95       10,641             10,534                   10,218
    Nov-95       10,758             10,737                   10,415
    Dec-95       10,815             10,862                   10,537
    Jan-96       10,920             10,885                   10,559
    Feb-96       10,883             10,814                   10,490
    Mar-96       10,778             10,662                   10,342
    Apr-96       10,758             10,627                   10,308
    May-96       10,742             10,650                   10,331
    Jun-96       10,825             10,756                   10,433
    Jul-96       10,915             10,860                   10,534
    Aug-96       10,920             10,858                   10,532
    Sep-96       11,018             11,059                   10,727
    Oct-96       11,137             11,165                   10,830
    Nov-96       11,323             11,362                   11,022
    Dec-96       11,289             11,300                   10,961
    Jan-97       11,330             11,274                   10,936
    Feb-97       11,424             11,383                   11,042
    Mar-97       11,277             11,247                   10,909
    Apr-97       11,335             11,357                   11,016
    May-97       11,478             11,530                   11,184
    Jun-97       11,588             11,640                   11,291
    Jul-97       11,857             11,989                   11,630
    Aug-97       11,773             11,849                   11,494
    Sep-97       11,898             11,987                   11,627
    Oct-97       11,968             12,062                   11,700
    Nov-97       12,010             12,138                   11,774
    Dec-97       12,158             12,302                   11,933
    Jan-98       12,285             12,402                   12,030
    Feb-98       12,296             12,412                   12,039
    Mar-98       12,296             12,448                   12,074
    Apr-98       12,225             12,379                   12,008
    May-98       12,405             12,572                   12,195
    Jun-98       12,439             12,621                   12,243
    Jul-98       12,480             12,658                   12,278
    Aug-98       12,670             12,814                   12,429
    Sep-98       12,834             12,956                   12,567
    Oct-98       12,853             12,953                   12,565
    Nov-98       12,888             13,011                   12,621
    Dec-98       12,915             13,035                   12,644
    Jan-99       13,103             13,140                   12,746
    Feb-99       13,030             13,096                   12,703
    Mar-99       13,025             13,119                   12,726
    Apr-99       13,056             13,157                   12,763
    May-99       12,992             13,085                   12,692
    Jun-99       12,804             12,902                   12,515
    Jul-99       12,891             12,926                   12,539
    Aug-99       12,861             12,784                   12,401
    Sep-99       12,909             12,725                   12,344
    Oct-99       12,854             12,568                   12,191
    Nov-99       12,948             12,691                   12,310
    Dec-99       12,896             12,590                   12,213
    Jan-00       12,865             12,501                   12,126
    Feb-00       12,918             12,697                   12,316
    Mar-00       13,102             12,967                   12,578
    Apr-00       13,053             12,891                   12,505
    May-00       13,024             12,830                   12,445
    Jun-00       13,315             13,131                   12,737
    Jul-00       13,483             13,288                   12,889
    Aug-00       13,659             13,460                   13,056
    Sep-00       13,618             13,412                   13,010
    Oct-00       13,734             13,542                   13,135
    Nov-00       13,799             13,628                   13,219
    Dec-00       14,069             13,883                   13,466
    Jan-01       14,308             13,970                   13,550
    Feb-01       14,318             14,027                   13,606
    Mar-01       14,434             14,145                   13,720
    Apr-01       14,304             14,050                   13,629
    May-01       14,467             14,184                   13,759
    Jun-01       14,538             14,273                   13,845
    Jul-01       14,720             14,439                   14,006
    Aug-01       14,942             14,651                   14,212
    Sep-01       14,938             14,617                   14,179
    Oct-01       15,089             14,723                   14,281
    Nov-01       14,921             14,640                   14,201
    Dec-01       14,799             14,548                   14,111
    Jan-02       15,077             14,700                   14,259
    Feb-02       15,274             14,838                   14,392
    Mar-02       14,940             14,642                   14,203
    Apr-02       15,308             14,829                   14,384
    May-02       15,395             14,904                   14,457
    Jun-02       15,577             15,012                   14,561
    Jul-02       15,768             15,136                   14,682
    Aug-02       15,966             15,275                   14,817
    Sep-02       16,281             15,496                   15,031
    Oct-02       16,032             15,310                   14,851
    Nov-02       15,965             15,320                   14,860
    Dec-02       16,328             15,539                   15,073
    Jan-03       16,284             15,483                   15,018
    Feb-03       16,523             15,676                   15,206
    Mar-03       16,518             15,619                   15,151
    Apr-03       16,626             15,696                   15,226
    May-03       17,035             15,907                   15,430
    Jun-03       16,956             15,814                   15,340
    Jul-03       16,378             15,314                   14,854
    Aug-03       16,527             15,407                   14,945
    Sep-03       17,047             15,809                   15,335
    Oct-03       16,954             15,766                   15,293
    Nov-03       17,079             15,942                   15,464
    Dec-03       17,218             16,060                   15,579
    Jan-04       17,312             16,116                   15,633
    Feb-04       17,593             16,379                   15,888
    Mar-04       17,442             16,343                   15,853
    Apr-04       17,015             15,988                   15,509
    May-04       16,980             15,987                   15,507
    Jun-04       17,040             16,057                   15,576
    Jul-04       17,223             16,235                   15,748
    Aug-04       17,570             16,554                   16,057
    Sep-04       17,614             16,622                   16,123
    Oct-04       17,740             16,745                   16,242
    Nov-04       17,573             16,632                   16,133
    Dec-04       17,760             16,819                   16,314
    Jan-05       17,830             16,926                   16,418
    Feb-05       17,728             16,886                   16,379
    Mar-05       17,581             16,752                   16,250
    Apr-05       17,889             17,010                   16,500


The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The Index Comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with their respective Lehman Brothers Index. Returns would be different for the other share classes. The Lehman Brothers Insured Municipal Bond Index is an unmanaged index composed of all the insured bonds in the Lehman Brothers Municipal Bond Index with a maturity of at least one year and ratings of AAA/Aaa while the Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The indexes do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds' returns include reinvestment of all dividends and distributions, and the Funds' returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20% for the Insured Fund and 3.0% for Intermediate Duration) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                             Annual Report  Page 8

     Nuveen Limited Term Municipal Bond Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]

                   Lehman Brothers     Nuveen Limited      Nuveen Limited
                  5-Year Municipal     Term Municipal      Term Municipal
        Date         Bond Index        Bond Fund (NAV)     Bond Fund (Offer)
        ----      ----------------     ----------------   ------------------

      1-Apr-95        $10,000             $10,000             $ 9,750
      1-May-95         10,210              10,193               9,938
      1-Jun-95         10,227              10,204               9,949
      1-Jul-95         10,352              10,274              10,017
      1-Aug-95         10,446              10,343              10,085
      1-Sep-95         10,472              10,393              10,133
      1-Oct-95         10,536              10,464              10,202
      1-Nov-95         10,632              10,543              10,280
      1-Dec-95         10,688              10,604              10,339
      1-Jan-96         10,794              10,676              10,409
      1-Feb-96         10,764              10,676              10,409
      1-Mar-96         10,689              10,599              10,334
      1-Apr-96         10,688              10,600              10,335
      1-May-96         10,683              10,602              10,337
      1-Jun-96         10,746              10,653              10,386
      1-Jul-96         10,825              10,745              10,477
      1-Aug-96         10,835              10,757              10,488
      1-Sep-96         10,924              10,839              10,568
      1-Oct-96         11,019              10,933              10,660
      1-Nov-96         11,162              11,057              10,780
      1-Dec-96         11,141              11,038              10,762
      1-Jan-97         11,178              11,071              10,794
      1-Feb-97         11,260              11,166              10,887
      1-Mar-97         11,137              11,064              10,787
      1-Apr-97         11,185              11,107              10,829
      1-May-97         11,323              11,223              10,943
      1-Jun-97         11,409              11,321              11,038
      1-Jul-97         11,610              11,535              11,247
      1-Aug-97         11,550              11,463              11,177
      1-Sep-97         11,653              11,583              11,293
      1-Oct-97         11,714              11,628              11,337
      1-Nov-97         11,750              11,673              11,381
      1-Dec-97         11,851              11,795              11,500
      1-Jan-98         11,959              11,872              11,576
      1-Feb-98         11,978              11,897              11,600
      1-Mar-98         11,989              11,910              11,613
      1-Apr-98         11,939              11,847              11,551
      1-May-98         12,082              11,993              11,693
      1-Jun-98         12,123              12,040              11,739
      1-Jul-98         12,165              12,065              11,764
      1-Aug-98         12,315              12,201              11,896
      1-Sep-98         12,442              12,304              11,996
      1-Oct-98         12,478              12,330              12,022
      1-Nov-98         12,500              12,332              12,024
      1-Dec-98         12,544              12,382              12,072
      1-Jan-99         12,677              12,484              12,172
      1-Feb-99         12,664              12,462              12,150
      1-Mar-99         12,676              12,462              12,150
      1-Apr-99         12,714              12,508              12,195
      1-May-99         12,662              12,474              12,162
      1-Jun-99         12,519              12,348              12,040
      1-Jul-99         12,596              12,395              12,085
      1-Aug-99         12,591              12,359              12,050
      1-Sep-99         12,637              12,381              12,072
      1-Oct-99         12,605              12,333              12,025
      1-Nov-99         12,679              12,402              12,092
      1-Dec-99         12,638              12,354              12,045
      1-Jan-00         12,632              12,306              11,998
      1-Feb-00         12,674              12,341              12,033
      1-Mar-00         12,789              12,449              12,138
      1-Apr-00         12,760              12,436              12,125
     31-May-00         12,756              12,388              12,078
     30-Jun-00         12,990              12,593              12,278
     31-Jul-00         13,126              12,715              12,397
     31-Aug-00         13,268              12,826              12,505
     30-Sep-00         13,245              12,827              12,506
     31-Oct-00         13,338              12,914              12,591
     30-Nov-00         13,395              12,953              12,629
     31-Dec-00         13,611              13,115              12,787
     31-Jan-01         13,845              13,266              12,934
     28-Feb-01         13,883              13,330              12,997
     31-Mar-01         13,996              13,419              13,084
     30-Apr-01         13,918              13,384              13,049
     31-May-01         14,061              13,499              13,161
     30-Jun-01         14,133              13,589              13,249
     31-Jul-01         14,286              13,718              13,375
     31-Aug-01         14,479              13,898              13,551
     30-Sep-01         14,522              13,900              13,552
     31-Oct-01         14,642              13,979              13,629
     30-Nov-01         14,527              13,889              13,542
     31-Dec-01         14,456              13,825              13,480
     31-Jan-02         14,688              13,968              13,619
     28-Feb-02         14,854              14,085              13,733
     31-Mar-02         14,538              13,915              13,568
     30-Apr-02         14,874              14,125              13,772
     31-May-02         14,974              14,177              13,822
     30-Jun-02         15,137              14,308              13,950
     31-Jul-02         15,300              14,413              14,052
     31-Aug-02         15,448              14,518              14,155
     30-Sep-02         15,662              14,703              14,336
     31-Oct-02         15,502              14,447              14,086
     30-Nov-02         15,487              14,469              14,107
     31-Dec-02         15,795              14,707              14,339
     31-Jan-03         15,822              14,701              14,334
     28-Feb-03         15,994              14,869              14,497
     31-Mar-03         15,971              14,845              14,474
     30-Apr-03         16,046              14,904              14,532
     31-May-03         16,303              15,165              14,786
     30-Jun-03         16,261              15,151              14,773
     31-Jul-03         15,907              14,848              14,476
     31-Aug-03         16,019              14,931              14,557
     30-Sep-03         16,425              15,236              14,855
     31-Oct-03         16,317              15,194              14,814
     30-Nov-03         16,384              15,291              14,908
     31-Dec-03         16,447              15,331              14,948
     31-Jan-04         16,525              15,400              15,015
     29-Feb-04         16,727              15,567              15,178
     31-Mar-04         16,657              15,523              15,135
     30-Apr-04         16,323              15,282              14,900
     31-May-04         16,240              15,237              14,856
     30-Jun-04         16,300              15,250              14,868
     31-Jul-04         16,450              15,376              14,992
     31-Aug-04         16,739              15,588              15,199
     30-Sep-04         16,761              15,630              15,240
     31-Oct-04         16,853              15,687              15,295
     30-Nov-04         16,743              15,599              15,209
     31-Dec-04         16,895              15,728              15,335
     31-Jan-05         16,891              15,741              15,347
     28-Feb-05         16,807              15,695              15,303
     31-Mar-05         16,700              15,592              15,202
     30-Apr-05         16,894              15,751              15,357





The graph does not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Limited Term Municipal Bond Fund compared with the Lehman Brothers 5-Year Municipal Bond Index. Returns would be different for the other share classes. The Lehman Brothers 5-Year Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The index does not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Limited Term Municipal Bond Fund returns include reinvestment of all dividends and distributions, and the Funds' returns at the offer price depicted in the chart reflects the initial maximum sales charge applicable to A shares (2.5%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                             Annual Report  Page 9

  Fund Spotlight as of 4/30/05             Nuveen High Yield Municipal Bond Fund

================================================================================

      Quick Facts
                                       A Shares B Shares C Shares R Shares
      --------------------------------------------------------------------
      NAV                                $21.84   $21.82   $21.83   $21.85
      --------------------------------------------------------------------
      Latest Monthly Dividend/1/        $0.0970  $0.0835  $0.0870  $0.1005
      --------------------------------------------------------------------
      Latest Capital Gain and
       Ordinary Income Distribution/2/  $0.0117  $0.0117  $0.0117  $0.0117
      --------------------------------------------------------------------
      Inception Date                    6/07/99  6/07/99  6/07/99  6/07/99
      --------------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge
(CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                 Average Annual Total Returns as of 4/30/05
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                          12.60%  7.87%
                 ---------------------------------------------
                 5-Year                           9.86%  8.91%
                 ---------------------------------------------
                 Since Inception                  7.79%  7.01%
                 ---------------------------------------------
                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                          11.78%  7.78%
                 ---------------------------------------------
                 5-Year                           9.05%  8.91%
                 ---------------------------------------------
                 Since Inception                  7.00%  6.87%
                 ---------------------------------------------

                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                          12.00%
                 ---------------------------------------------
                 5-Year                           9.26%
                 ---------------------------------------------
                 Since Inception                  7.21%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                          12.87%
                 ---------------------------------------------
                 5-Year                          10.07%
                 ---------------------------------------------
                 Since Inception                  8.01%
                 ---------------------------------------------

                 Tax-Free Yields
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/3/                5.33%  5.11%
                 ---------------------------------------------
                 SEC 30-Day Yield/4/              5.03%  4.82%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4,5/    6.99%  6.69%
                 ---------------------------------------------
                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                4.59%
                 ---------------------------------------------
                 SEC 30-Day Yield                 4.28%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      5.94%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                4.78%
                 ---------------------------------------------
                 SEC 30-Day Yield                 4.48%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      6.22%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                5.52%
                 ---------------------------------------------
                 SEC 30-Day Yield                 5.23%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      7.26%
                 ---------------------------------------------

                        Average Annual Total Returns as of 3/31/05
                        A Shares                 NAV      Offer
                        ------------------------------------------
                        1-Year                 9.45%      4.84%
                        ------------------------------------------
                        5-Year                 9.42%      8.49%
                        ------------------------------------------
                        Since Inception        7.61%      6.82%
                        ------------------------------------------
                        B Shares            w/o CDSC     w/CDSC
                        ------------------------------------------
                        1-Year                 8.66%      4.66%
                        ------------------------------------------
                        5-Year                 8.61%      8.47%
                        ------------------------------------------
                        Since Inception        6.82%      6.69%
                        ------------------------------------------
                        C Shares                 NAV
                        ------------------------------------------
                        1-Year                 8.88%
                        ------------------------------------------
                        5-Year                 8.83%
                        ------------------------------------------
                        Since Inception        7.03%
                        ------------------------------------------
                        R Shares                 NAV
                        ------------------------------------------
                        1-Year                 9.67%
                        ------------------------------------------
                        5-Year                 9.64%
                        ------------------------------------------
                        Since Inception        7.83%
                        ------------------------------------------

          Portfolio Statistics
          Net Assets ($000)                                $1,474,966
          -----------------------------------------------------------
          Average Effective Maturity on Securities (Years)      21.77
          -----------------------------------------------------------
          Average Duration                                       6.78
          -----------------------------------------------------------

--------------------------------------------------------------------------------
1Paid May 2, 2005. This is the latest monthly tax-exempt dividend declared during the period ended April 30, 2005.
2Paid December 3, 2004. Capital gains and/or ordinary income are subject to federal taxation.
3Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
4The SEC 30-Day Yield and Taxable Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's Policy permitting waiver of the A Share load in certain specified circumstances.
5The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a federal income tax rate of 28%.

                            Annual Report l Page 10

  Fund Spotlight as of 4/30/05             Nuveen High Yield Municipal Bond Fund

================================================================================


Bond Credit Quality/1/

                                    [CHART]

AAA/U.S. Guaranteed      8.4%
AA                       0.3%
A                        1.5%
BBB                     16.9%
BB or Lower             24.8%
NR                      48.1%



Sectors/1/

                          Tax Obligation/Limited 31.1%
                          ----------------------------
                          Healthcare             14.9%
                          ----------------------------
                          Utilities              13.5%
                          ----------------------------
                          Transportation          6.2%
                          ----------------------------
                          Industrials             6.2%
                          ----------------------------
                          Materials               6.0%
                          ----------------------------
                          Consumer Staples        3.9%
                          ----------------------------
                          Housing/Multifamily     3.6%
                          ----------------------------
                          Long-Term Care          3.6%
                          ----------------------------
                          Other                  11.0%
                          ----------------------------

                              States/1/
                              California    13.5%
                              -------------------
                              Colorado       9.2%
                              -------------------
                              Florida        8.3%
                              -------------------
                              Michigan       6.4%
                              -------------------
                              Texas          5.2%
                              -------------------
                              Pennsylvania   4.9%
                              -------------------
                              Illinois       4.4%
                              -------------------
                              Nevada         4.1%
                              -------------------
                              Ohio           3.6%
                              -------------------
                              Virginia       3.5%
                              -------------------
                              Louisiana      3.3%
                              -------------------
                              New York       3.2%
                              -------------------
                              Massachusetts  2.7%
                              -------------------
                              Montana        2.6%
                              -------------------
                              Arizona        2.1%
                              -------------------
                              New Jersey     2.0%
                              -------------------
                              Oklahoma       1.9%
                              -------------------
                              Other         19.1%
                              -------------------

1As a percentage of total holdings as of April 30, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                  Hypothetical Performance
                                             Actual Performance            (5% annualized return before expenses)
                                   --------------------------------------- ---------------------------------------

                                    A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
------------------------------------------------------------------------------------------------------------------
Beginning Account Value (11/01/04) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
------------------------------------------------------------------------------------------------------------------
Ending Account Value (4/30/05)     $1,051.80 $1,048.40 $1,049.50 $1,053.30 $1,020.23 $1,016.56 $1,017.50 $1,021.17
------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period    $    4.68 $    8.43 $    7.47 $    3.72 $    4.61 $    8.30 $    7.35 $    3.66
------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .92%, 1.66%, 1.47% and .73% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                            Annual Report  Page 11

  Fund Spotlight as of 4/30/05           Nuveen All-American Municipal Bond Fund

================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $11.03   $11.05   $11.03   $11.07
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.0410  $0.0340  $0.0355  $0.0425
         --------------------------------------------------------------
         Inception Date             10/03/88  2/05/97  6/02/93  2/06/97
         --------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A and C share returns are actual. Class B and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of of Class B) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                 Average Annual Total Returns as of 4/30/05
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           7.58%  3.08%
                 ---------------------------------------------
                 5-Year                           6.64%  5.73%
                 ---------------------------------------------
                 10-Year                          6.05%  5.59%
                 ---------------------------------------------
                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           6.75%  2.75%
                 ---------------------------------------------
                 5-Year                           5.84%  5.68%
                 ---------------------------------------------
                 10-Year                          5.46%  5.46%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           6.97%
                 ---------------------------------------------
                 5-Year                           6.06%
                 ---------------------------------------------
                 10-Year                          5.47%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           7.83%
                 ---------------------------------------------
                 5-Year                           6.86%
                 ---------------------------------------------
                 10-Year                          6.24%
                 ---------------------------------------------
                 Tax-Free Yields
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/2/                4.46%  4.27%
                 ---------------------------------------------
                 SEC 30-Day Yield/3/              3.56%  3.41%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/3,4/    4.94%  4.74%
                 ---------------------------------------------
                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                3.69%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.82%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4/      3.92%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                3.86%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.01%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4/      4.18%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                4.61%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.76%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4/      5.22%
                 ---------------------------------------------

                           Average Annual Total Returns as of 3/31/05
                           A Shares                            NAV             Offer
                           --------------------------------------------------------------
                           1-Year                            3.28%            -1.10%
                           --------------------------------------------------------------
                           5-Year                            6.20%             5.29%
                           --------------------------------------------------------------
                           10-Year                           5.89%             5.44%
                           --------------------------------------------------------------
                           B Shares                       w/o CDSC            w/CDSC
                           --------------------------------------------------------------
                           1-Year                            2.49%            -1.45%
                           --------------------------------------------------------------
                           5-Year                            5.41%             5.24%
                           --------------------------------------------------------------
                           10-Year                           5.31%             5.31%
                           --------------------------------------------------------------
                           C Shares                            NAV
                           --------------------------------------------------------------
                           1-Year                            2.69%
                           --------------------------------------------------------------
                           5-Year                            5.64%
                           --------------------------------------------------------------
                           10-Year                           5.32%
                           --------------------------------------------------------------
                           R Shares                            NAV
                           --------------------------------------------------------------
                           1-Year                            3.44%
                           --------------------------------------------------------------
                           5-Year                            6.42%
                           --------------------------------------------------------------
                           10-Year                           6.07%
                           --------------------------------------------------------------
                           Portfolio Statistics
                           Net Assets ($000)                                $356,005
                           --------------------------------------------------------------
                           Average Effective Maturity on Securities (Years)    15.35
                           --------------------------------------------------------------
                           Average Duration                                     5.92
                           --------------------------------------------------------------

--------------------------------------------------------------------------------
1Paid May 2, 2005. This is the latest monthly tax-exempt dividend declared during the period ended April 30, 2005.
2Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
3The SEC 30-Day Yield and Taxable Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's Policy permitting waiver of the A Share load in certain specified circumstances.
4The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a federal income tax rate of 28%.

                            Annual Report  Page 12

  Fund Spotlight as of 4/30/05           Nuveen All-American Municipal Bond Fund

================================================================================


Bond Credit Quality/1/

                                    [CHART]

AAA/U.S. Guaranteed     54.4%
AA                      13.7%
A                       13.5%
BBB                     11.1%
BB or Lower              3.2%
NR                       4.1%

Sectors/1/

                    Utilities                         17.2%
                    ---------------------------------------
                    U.S. Guaranteed                   14.9%
                    ---------------------------------------
                    Tax Obligation/Limited            14.0%
                    ---------------------------------------
                    Healthcare                        13.8%
                    ---------------------------------------
                    Transportation                    10.8%
                    ---------------------------------------
                    Tax Obligation/General            10.2%
                    ---------------------------------------
                    Education and Civic Organizations  6.0%
                    ---------------------------------------
                    Other                             13.1%
                    ---------------------------------------

States/1/

                              New York       13.5%
                              --------------------
                              Texas           8.5%
                              --------------------
                              California      8.0%
                              --------------------
                              Illinois        6.7%
                              --------------------
                              Tennessee       5.5%
                              --------------------
                              Washington      4.5%
                              --------------------
                              Massachusetts   3.6%
                              --------------------
                              Pennsylvania    3.6%
                              --------------------
                              Michigan        3.6%
                              --------------------
                              Colorado        3.2%
                              --------------------
                              Indiana         2.9%
                              --------------------
                              Florida         2.8%
                              --------------------
                              Wisconsin       2.7%
                              --------------------
                              South Carolina  2.6%
                              --------------------
                              Alabama         2.5%
                              --------------------
                              Maryland        2.1%
                              --------------------
                              Connecticut     2.0%
                              --------------------
                              New Jersey      2.0%
                              --------------------
                              Other          19.7%
                              --------------------

1As a percentage of total holdings as of April 30, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                  Hypothetical Performance
                                             Actual Performance            (5% annualized return before expenses)
                                   --------------------------------------- ---------------------------------------

                                    A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
------------------------------------------------------------------------------------------------------------------
Beginning Account Value (11/01/04) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
------------------------------------------------------------------------------------------------------------------
Ending Account Value (4/30/05)     $1,019.70 $1,015.80 $1,016.70 $1,021.40 $1,020.88 $1,017.21 $1,018.20 $1,021.82
------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period    $    3.96 $    7.65 $    6.65 $    3.01 $    3.96 $    7.65 $    6.66 $    3.01
------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .79%, 1.53%, 1.33% and .60% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                            Annual Report  Page 13

--------------------------------------------------------------------------------
  Fund Spotlight as of 4/30/05                Nuveen Insured Municipal Bond Fund
================================================================================

   Quick Facts
                                          A Shares B Shares C Shares R Shares
   --------------------------------------------------------------------------
   NAV                                      $11.04   $11.05   $10.96   $11.01
   --------------------------------------------------------------------------
   Latest Monthly Dividend/1/              $0.0375  $0.0305  $0.0320  $0.0390
   --------------------------------------------------------------------------
   Latest Ordinary Income Distribution/2/  $0.0032  $0.0032  $0.0032  $0.0032
   --------------------------------------------------------------------------
   Inception Date                          9/06/94  2/04/97  9/07/94 12/22/86
   --------------------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, C and R share returns are actual. Class B share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales changes and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                 Average Annual Total Returns as of 4/30/05
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           6.19%  1.70%
                 ---------------------------------------------
                 5-Year                           6.19%  5.29%
                 ---------------------------------------------
                 10-Year                          5.72%  5.26%
                 ---------------------------------------------
                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           5.48%  1.48%
                 ---------------------------------------------
                 5-Year                           5.41%  5.25%
                 ---------------------------------------------
                 10-Year                          5.10%  5.10%
                 ---------------------------------------------

                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           5.60%
                 ---------------------------------------------
                 5-Year                           5.61%
                 ---------------------------------------------
                 10-Year                          5.12%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           6.38%
                 ---------------------------------------------
                 5-Year                           6.40%
                 ---------------------------------------------
                 10-Year                          5.94%
                 ---------------------------------------------

                 Tax-Free Yields
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/3/                4.08%  3.91%
                 ---------------------------------------------
                 SEC 30-Day Yield/4/              3.33%  3.19%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4,5/    4.63%  4.43%
                 ---------------------------------------------
                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.31%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.59%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      3.60%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.50%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.78%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      3.86%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                4.25%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.53%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      4.90%
                 ---------------------------------------------

                            Average Annual Total Returns as of 3/31/05
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            1.88%       -2.40%
                            ------------------------------------------
                            5-Year            5.77%        4.86%
                            ------------------------------------------
                            10-Year           5.54%        5.09%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            1.10%       -2.80%
                            ------------------------------------------
                            5-Year            5.00%        4.83%
                            ------------------------------------------
                            10-Year           4.93%        4.93%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            1.28%
                            ------------------------------------------
                            5-Year            5.20%
                            ------------------------------------------
                            10-Year           4.95%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            2.05%
                            ------------------------------------------
                            5-Year            5.99%
                            ------------------------------------------
                            10-Year           5.76%
                            ------------------------------------------

           Portfolio Statistics
           Net Assets ($000)                                $889,998
           ---------------------------------------------------------
           Average Effective Maturity on Securities (Years)    17.19
           ---------------------------------------------------------
           Average Duration                                     5.91
           ---------------------------------------------------------

--------------------------------------------------------------------------------
1Paid May 2, 2005. This is the latest monthly tax-exempt dividend declared during the period ended April 30, 2005.
2Paid December 3, 2004. Ordinary income is subject to federal taxation. 3Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
4The SEC 30-Day Yield and Taxable Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's Policy permitting waiver of the A Share load in certain specified circumstances.
5The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a federal income tax rate of 28%.

                            Annual Report l Page 14

  Fund Spotlight as of 4/30/05                Nuveen Insured Municipal Bond Fund

================================================================================


Bond Credit Quality/1/

           [CHART]

Insured        100.0%


The Fund features a portfolio of primarily investment-grade, long-term municipal securities. These securities are covered by insurance, guaranteeing the timely payment of principal and interest, or by an escrow or trust account containing enough U.S. government or U.S. government agency securities to ensure timely payment of principal and interest.

Sectors/1/

                    Tax Obligation/General            16.8%
                    ---------------------------------------
                    Tax Obligation/Limited            16.8%
                    ---------------------------------------
                    U.S. Guaranteed                   15.6%
                    ---------------------------------------
                    Transportation                    13.8%
                    ---------------------------------------
                    Healthcare                         8.0%
                    ---------------------------------------
                    Water and Sewer                    7.9%
                    ---------------------------------------
                    Utilities                          6.9%
                    ---------------------------------------
                    Education and Civic Organizations  6.8%
                    ---------------------------------------
                    Housing/Multifamily                5.6%
                    ---------------------------------------
                    Other                              1.8%
                    ---------------------------------------

States/1/

                              California     10.5%
                              --------------------
                              Washington      9.7%
                              --------------------
                              Illinois        8.2%
                              --------------------
                              Texas           7.6%
                              --------------------
                              Michigan        6.4%
                              --------------------
                              Indiana         5.8%
                              --------------------
                              Alabama         4.9%
                              --------------------
                              Florida         4.6%
                              --------------------
                              Colorado        4.1%
                              --------------------
                              New York        3.3%
                              --------------------
                              Tennessee       3.0%
                              --------------------
                              Georgia         2.6%
                              --------------------
                              Pennsylvania    2.5%
                              --------------------
                              South Carolina  2.4%
                              --------------------
                              Massachusetts   2.1%
                              --------------------
                              New Jersey      1.9%
                              --------------------
                              Oklahoma        1.8%
                              --------------------
                              Other          18.6%
                              --------------------

1As a percentage of total holdings as of April 30, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                  Hypothetical Performance
                                             Actual Performance            (5% annualized return before expenses)
                                   --------------------------------------- ---------------------------------------

                                    A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
------------------------------------------------------------------------------------------------------------------
Beginning Account Value (11/01/04) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
------------------------------------------------------------------------------------------------------------------
Ending Account Value (4/30/05)     $1,014.40 $1,010.50 $1,010.50 $1,015.20 $1,020.93 $1,017.26 $1,018.25 $1,021.87
------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period    $    3.90 $    7.58 $    6.58 $    2.95 $    3.91 $    7.60 $    6.61 $    2.96
------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .78%, 1.52%, 1.32% and .59% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                            Annual Report  Page 15

  Fund Spotlight as of 4/30/05  Nuveen Intermediate Duration Municipal Bond Fund

================================================================================

      Quick Facts
                                       A Shares B Shares C Shares R Shares
      --------------------------------------------------------------------
      NAV                                 $9.10    $9.11    $9.11    $9.11
      --------------------------------------------------------------------
      Latest Monthly Dividend/1/        $0.0280  $0.0220  $0.0235  $0.0295
      --------------------------------------------------------------------
      Latest Capital Gain and
       Ordinary Income Distribution/2/  $0.1336  $0.1336  $0.1336  $0.1336
      --------------------------------------------------------------------
      Inception Date                    6/13/95  2/07/97  6/13/95 11/29/76
      --------------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 3.0% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                 Average Annual Total Returns as of 4/30/05
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           6.39%  3.18%
                 ---------------------------------------------
                 5-Year                           5.70%  5.05%
                 ---------------------------------------------
                 10-Year                          5.46%  5.13%
                 ---------------------------------------------
                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           5.55%  1.55%
                 ---------------------------------------------
                 5-Year                           4.91%  4.75%
                 ---------------------------------------------
                 10-Year                          4.86%  4.86%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           5.75%
                 ---------------------------------------------
                 5-Year                           5.13%
                 ---------------------------------------------
                 10-Year                          4.84%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           6.59%
                 ---------------------------------------------
                 5-Year                           5.92%
                 ---------------------------------------------
                 10-Year                          5.68%
                 ---------------------------------------------
                 Tax-Free Yields
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/3/                3.69%  3.58%
                 ---------------------------------------------
                 SEC 30-Day Yield/4/              3.25%  3.15%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4,5/    4.51%  4.38%
                 ---------------------------------------------
                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                2.90%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.51%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      3.49%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.10%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.71%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      3.76%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.89%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.45%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      4.79%
                 ---------------------------------------------

                            Average Annual Total Returns as of 3/31/05
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            2.51%       -0.61%
                            ------------------------------------------
                            5-Year            5.26%        4.61%
                            ------------------------------------------
                            10-Year           5.32%        5.00%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            1.81%       -2.09%
                            ------------------------------------------
                            5-Year            4.50%        4.33%
                            ------------------------------------------
                            10-Year           4.72%        4.72%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            1.90%
                            ------------------------------------------
                            5-Year            4.69%
                            ------------------------------------------
                            10-Year           4.70%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            2.71%
                            ------------------------------------------
                            5-Year            5.46%
                            ------------------------------------------
                            10-Year           5.54%
                            ------------------------------------------

          Portfolio Statistics
          Net Assets ($000)                                $2,648,774
          -----------------------------------------------------------
          Average Effective Maturity on Securities (Years)      10.40
          -----------------------------------------------------------
          Average Duration                                       4.80
          -----------------------------------------------------------

--------------------------------------------------------------------------------
1Paid May 2, 2005. This is the latest monthly tax-exempt dividend declared during the period ended April 30, 2005.
2Paid December 3, 2004. Capital gains and/or ordinary income are subject to federal taxation.
3Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
4The SEC 30-Day Yield and Taxable Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's Policy permitting waiver of the A Share load in certain specified circumstances.
5The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a federal income tax rate of 28%.

                            Annual Report  Page 16

  Fund Spotlight as of 4/30/05  Nuveen Intermediate Duration Municipal Bond Fund

================================================================================


Bond Credit Quality/1/

         [CHART]

AAA/U.S. Guaranteed         57.8%
AA                          12.2%
A                           16.0%
BBB                         10.9%
BB or Lower                  2.2%
NR                           0.9%

Sectors/1/

                          Tax Obligation/Limited 23.1%
                          ----------------------------
                          Utilities              15.0%
                          ----------------------------
                          U.S. Guaranteed        14.5%
                          ----------------------------
                          Healthcare             13.5%
                          ----------------------------
                          Tax Obligation/General 12.1%
                          ----------------------------
                          Transportation          6.9%
                          ----------------------------
                          Water and Sewer         4.0%
                          ----------------------------
                          Other                  10.9%
                          ----------------------------

States/1/

                              Illinois       11.4%
                              --------------------
                              New York       11.4%
                              --------------------
                              California     11.1%
                              --------------------
                              Massachusetts   7.0%
                              --------------------
                              Texas           6.3%
                              --------------------
                              Washington      5.6%
                              --------------------
                              Michigan        5.1%
                              --------------------
                              Puerto Rico     4.8%
                              --------------------
                              Wisconsin       4.3%
                              --------------------
                              New Jersey      3.3%
                              --------------------
                              Alabama         3.2%
                              --------------------
                              North Carolina  3.1%
                              --------------------
                              Indiana         2.2%
                              --------------------
                              Florida         2.1%
                              --------------------
                              Other          19.1%
                              --------------------

1As a percentage of total holdings as of April 30, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                  Hypothetical Performance
                                             Actual Performance            (5% annualized return before expenses)
                                   --------------------------------------- ---------------------------------------

                                    A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
------------------------------------------------------------------------------------------------------------------
Beginning Account Value (11/01/04) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
------------------------------------------------------------------------------------------------------------------
Ending Account Value (4/30/05)     $1,015.70 $1,011.70 $1,012.70 $1,016.70 $1,021.08 $1,017.41 $1,018.40 $1,022.02
------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period    $    3.75 $    7.43 $    6.44 $    2.80 $    3.76 $    7.45 $    6.46 $    2.81
------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .75%, 1.49%, 1.29% and .56% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                            Annual Report  Page 17

--------------------------------------------------------------------------------
  Fund Spotlight as of 4/30/05           Nuveen Limited Term Municipal Bond Fund

================================================================================

       Quick Facts
                                              A Shares C Shares R Shares
       -----------------------------------------------------------------
       NAV                                      $10.76   $10.74   $10.72
       -----------------------------------------------------------------
       Latest Monthly Dividend/1/              $0.0290  $0.0260  $0.0310
       -----------------------------------------------------------------
       Latest Ordinary Income Distribution/2/  $0.0003  $0.0003  $0.0003
       -----------------------------------------------------------------
       Inception Date                         10/19/87 12/01/95  2/06/97
       -----------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A share returns are actual. Class C and R shares are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Class C) expenses, which are primarily differences in distribution and service fees. Class A shares have a 2.5% maximum sales charge. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return.

                   Average Annual Total Returns as of 4/30/05
                   A Shares                         NAV Offer
                   ------------------------------------------
                   1-Year                         3.08% 0.47%
                   ------------------------------------------
                   5-Year                         4.84% 4.30%
                   ------------------------------------------
                   10-Year                        4.65% 4.39%
                   ------------------------------------------

                   C Shares                         NAV
                   ------------------------------------------
                   1-Year                         2.75%
                   ------------------------------------------
                   5-Year                         4.48%
                   ------------------------------------------
                   10-Year                        4.30%
                   ------------------------------------------
                   R Shares                         NAV
                   ------------------------------------------
                   1-Year                         3.33%
                   ------------------------------------------
                   5-Year                         5.05%
                   ------------------------------------------
                   10-Year                        4.81%
                   ------------------------------------------

                   Tax-Free Yields
                   A Shares                         NAV Offer
                   ------------------------------------------
                   Dividend Yield/3/              3.23% 3.15%
                   ------------------------------------------
                   SEC 30-Day Yield/4/            3.04% 2.96%
                   ------------------------------------------
                   Taxable-Equivalent Yield/4,5/  4.22% 4.11%
                   ------------------------------------------
                   C Shares                         NAV
                   ------------------------------------------
                   Dividend Yield/3/              2.91%
                   ------------------------------------------
                   SEC 30-Day Yield               2.69%
                   ------------------------------------------
                   Taxable-Equivalent Yield/5/    3.74%
                   ------------------------------------------
                   R Shares                         NAV
                   ------------------------------------------
                   Dividend Yield/3/              3.47%
                   ------------------------------------------
                   SEC 30-Day Yield               3.23%
                   ------------------------------------------
                   Taxable-Equivalent Yield/5/    4.49%
                   ------------------------------------------

                             Average Annual Total Returns as of 3/31/05
                             A Shares          NAV         Offer
                             ------------------------------------------
                             1-Year          0.45%        -2.04%
                             ------------------------------------------
                             5-Year          4.61%         4.07%
                             ------------------------------------------
                             10-Year         4.60%         4.33%
                             ------------------------------------------
                             C Shares          NAV
                             ------------------------------------------
                             1-Year          0.12%
                             ------------------------------------------
                             5-Year          4.27%
                             ------------------------------------------
                             10-Year         4.24%
                             ------------------------------------------
                             R Shares          NAV
                             ------------------------------------------
                             1-Year          0.68%
                             ------------------------------------------
                             5-Year          4.82%
                             ------------------------------------------
                             10-Year         4.75%
                             ------------------------------------------

           Portfolio Statistics
           Net Assets ($000)                                $820,779
           ---------------------------------------------------------
           Average Effective Maturity on Securities (Years)     4.64
           ---------------------------------------------------------
           Average Duration                                     3.74
           ---------------------------------------------------------

--------------------------------------------------------------------------------
1Paid May 2, 2005. This is the latest monthly tax-exempt dividend declared during the period ended April 30, 2005.
2Paid December 3, 2004. Ordinary income is subject to federal taxation. 3Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
4The SEC 30-Day Yield and Taxable Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's Policy permitting waiver of the A Share load in certain specified circumstances.
5The taxable-equivalent yield represents the yield that must be earned on a fully taxable investment in order to equal the yield on the Nuveen Investments Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the taxable-equivalent yield is lower. The taxable-equivalent yield is based on the Fund's SEC 30-Day Yield on the indicated date and a federal income tax rate of 28%.

                            Annual Report l Page 18

  Fund Spotlight as of 4/30/05           Nuveen Limited Term Municipal Bond Fund

================================================================================


Bond Credit Quality/1/

            [CHART]


AAA/U.S. Guaranteed        44.9%
AA                         16.5%
A                          13.5%
BBB                        20.9%
BB or Lower                 1.0%
NR                          3.2%


Sectors/1/

                    Tax Obligation/Limited            21.7%
                    ---------------------------------------
                    Utilities                         20.6%
                    ---------------------------------------
                    Healthcare                        17.0%
                    ---------------------------------------
                    Tax Obligation/General            12.7%
                    ---------------------------------------
                    Education and Civic Organizations  6.9%
                    ---------------------------------------
                    Transportation                     4.7%
                    ---------------------------------------
                    U.S. Guaranteed                    4.6%
                    ---------------------------------------
                    Other                             11.8%
                    ---------------------------------------

States/1/

                              New York       11.6%
                              --------------------
                              California      8.8%
                              --------------------
                              Ohio            6.6%
                              --------------------
                              Massachusetts   6.3%
                              --------------------
                              Florida         6.2%
                              --------------------
                              New Jersey      4.7%
                              --------------------
                              Texas           4.2%
                              --------------------
                              Kentucky        4.1%
                              --------------------
                              Virginia        3.3%
                              --------------------
                              Tennessee       3.2%
                              --------------------
                              Colorado        3.2%
                              --------------------
                              Arizona         3.2%
                              --------------------
                              Pennsylvania    3.1%
                              --------------------
                              Oregon          3.1%
                              --------------------
                              Washington      2.6%
                              --------------------
                              Michigan        2.6%
                              --------------------
                              Illinois        2.5%
                              --------------------
                              North Carolina  2.4%
                              --------------------
                              Other          18.3%
                              --------------------

1As a percentage of total holdings as of April 30, 2005. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                   Hypothetical Performance
                                        Actual Performance       (5% annualized return before expenses)
                                   ----------------------------- --------------------------------------

                                    A Shares  C Shares  R Shares  A Shares     C Shares     R Shares
-------------------------------------------------------------------------------------------------------
Beginning Account Value (11/01/04) $1,000.00 $1,000.00 $1,000.00 $1,000.00    $1,000.00    $1,000.00
-------------------------------------------------------------------------------------------------------
Ending Account Value (4/30/05)     $1,004.10 $1,002.50 $1,005.30 $1,021.17    $1,019.49    $1,022.17
-------------------------------------------------------------------------------------------------------
Expenses Incurred During Period    $    3.63 $    5.31 $    2.64 $    3.66    $    5.36    $    2.66
-------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .73%, 1.07% and .53% for Classes A, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                            Annual Report  Page 19

Portfolio of Investments
NUVEEN HIGH YIELD MUNICIPAL BOND FUND
April 30, 2005

   Principal                                                                Optional Call                   Market
Amount (000) Description                                                      Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------
             Alabama - 1.1%

  $    5,550 Butler Industrial Development Board, Alabama, Solid Waste     9/14 at 100.00       BB+ $    5,644,517
              Disposal Revenue Bonds, Georgia Pacific Corporation,
              Series 2004, 5.750%, 9/01/28 (Alternative Minimum Tax)

       9,000 Courtland Industrial Development Board, Alabama, Solid       11/14 at 100.00       BBB      9,120,960
              Waste Disposal Revenue Bonds, International Paper Company,
              Series 2004A, 4.750%, 5/01/17

       1,565 Rainbow City Special Healthcare Facilities Financing          1/11 at 102.00       N/R        958,954
              Authority, Alabama, Revenue Bonds, Regency Pointe, Series
              2001A, 8.125%, 1/01/21
------------------------------------------------------------------------------------------------------------------
             Alaska - 0.1%

       2,000 Northern Tobacco Securitization Corporation, Alaska,          6/10 at 100.00       BBB      2,048,000
              Tobacco Settlement Asset-Backed Bonds, Series 2000,
              6.500%, 6/01/31
------------------------------------------------------------------------------------------------------------------
             Arizona - 2.1%

          40 Arizona Health Facilities Authority, Hospital System         11/09 at 100.00       Ba2         40,645
              Revenue Bonds, Phoenix Children's Hospital, Series 1999A,
              6.250%, 11/15/29

             Arizona Health Facilities Authority, Hospital System
             Revenue Bonds, Phoenix Children's Hospital, Series 2002A:
         150  5.375%, 2/15/18                                              2/12 at 101.00       Ba2        143,761
       1,430  6.250%, 2/15/21                                              2/12 at 101.00       Ba2      1,466,136
       1,000  6.000%, 2/15/32                                              2/12 at 101.00       Ba2      1,009,800

       3,000 Arizona Health Facilities Authority, Revenue Bonds,          11/13 at 101.00       N/R      3,058,620
              American Baptist Estates - Terraces Project, Series 2003A,
              7.750%, 11/15/33

         650 Coconino County, Arizona, Pollution Control Revenue Bonds,   10/06 at 102.00        B-        663,468
              Nevada Power Company Project, Series 1996, 6.375%,
              10/01/36 (Alternative Minimum Tax)

         280 Coconino County, Arizona, Pollution Control Revenue Bonds,    5/05 at 100.00        B-        279,426
              Nevada Power Company Project, Series 1997B, 5.800%,
              11/01/32 (Alternative Minimum Tax)

         989 Estrella Mountain Ranch Community Facilities District,        7/10 at 102.00       N/R      1,094,635
              Goodyear, Arizona, Special Assessment Lien Bonds, Series
              2001A, 7.875%, 7/01/25

       2,150 Maricopa County Industrial Development Authority, Arizona,   12/06 at 102.00       N/R      2,184,615
              Solid Waste Disposal Revenue Bonds, Rainbow Valley
              Landfill Project, Series 1999A, 7.500%, 12/01/20
              (Alternative Minimum Tax)

       6,720 Maricopa County Industrial Development Authority, Arizona,    1/11 at 103.00       BBB      6,736,733
              Senior Living Facility Revenue Bonds, Christian Care Mesa
              II Inc., Series 2004A, 6.625%, 1/01/34 (Alternative
              Minimum Tax)

             Phoenix Industrial Development Authority, Arizona,
             Educational Revenue Bonds, Keystone Montessori School,
             Series 2004A:
         350  6.375%, 11/01/13                                            11/11 at 103.00       N/R        353,196
         790  7.250%, 11/01/23                                            11/11 at 103.00       N/R        799,828
       1,710  7.500%, 11/01/33                                            11/11 at 103.00       N/R      1,730,999

         550 Pima County Industrial Development Authority, Arizona,       12/14 at 100.00      BBB-        559,955
              Charter School Revenue Bonds, Noah Webster Basic Schools
              Inc., Series 2004, 6.125%, 12/15/34

       1,640 Pima County Industrial Development Authority, Arizona,        7/14 at 100.00       N/R      1,672,816
              Charter School Revenue Bonds, Heritage Elementary School,
              Series 2004, 7.500%, 7/01/34

       4,700 Pima County Industrial Development Authority, Arizona,        7/14 at 100.00       N/R      4,748,833
              Charter School Revenue Bonds, Pointe Educational Services
              Charter School, Series 2004, 7.500%, 7/01/34

             Tucson Industrial Development Authority, Arizona, Charter
             School Revenue Bonds, Arizona Agribusiness and Equine
             Center Charter School, Series 2004A:
       1,620  5.850%, 9/01/24                                              9/14 at 100.00      BBB-      1,640,185
       1,035  6.125%, 9/01/34                                              9/14 at 100.00      BBB-      1,053,299

       1,600 Winslow Industrial Development Authority, Arizona, Hospital   6/08 at 101.00       N/R      1,231,472
              Revenue Bonds, Winslow Memorial Hospital, Series 1998,
              5.500%, 6/01/22
------------------------------------------------------------------------------------------------------------------
             Arkansas - 0.2%

       2,635 Little River County, Arkansas, Revenue Refunding Bonds,      10/07 at 102.00       Ba3      2,638,953
              Georgia-Pacific Corporation, Series 1998, 5.600%, 10/01/26
              (Alternative Minimum Tax)

----
20

   Principal                                                                Optional Call                   Market
Amount (000) Description                                                      Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------
             California - 13.4%

  $    1,250 ABAG Finance Authority for Non-Profit Corporations,          10/07 at 102.00       BB+ $    1,249,312
              California, Certificates of Participation, American
              Baptist Homes of the West, Series 1997A, 5.850%, 10/01/27

      11,250 Alameda Public Finance Authority, California, Revenue Bond      No Opt. Call       N/R     11,367,225
              Anticipation Notes, Alameda Power and Telecom, Series
              2004, 7.000%, 6/01/09

       3,000 Beaumont Financing Authority, California, Local Agency        9/13 at 102.00       N/R      3,296,400
              Revenue Bonds, Series 2003A, 7.000%, 9/01/33

             Beaumont Financing Authority, California, Local Agency
             Revenue Bonds, Series 2004D:
       1,455  5.500%, 9/01/24                                              9/14 at 102.00       N/R      1,473,871
       1,875  5.800%, 9/01/35                                              9/14 at 102.00       N/R      1,903,650

             Beaumont Financing Authority, California, Local Agency
             Revenue Bonds, Series 2005C:
         855  5.500%, 9/01/29                                              9/14 at 102.00       N/R        859,591
       1,030  5.500%, 9/01/35                                              9/14 at 102.00       N/R      1,032,936

             Beaumont Financing Authority, California, Local Agency
             Revenue Bonds, Series 2005A:
       1,680  5.600%, 9/01/25                                              9/15 at 102.00       N/R      1,683,578
       2,315  5.650%, 9/01/30                                              9/15 at 102.00       N/R      2,336,321
       2,500  5.700%, 9/01/35                                              9/15 at 102.00       N/R      2,518,525

       1,500 Benicia, California, Assessment District Limited Obligation   3/11 at 100.00       N/R      1,511,265
              Improvement Bonds, Series 2004B, 5.900%, 9/02/30

       1,800 California Health Facilities Financing Authority, Hospital    5/05 at 100.00       BB+      1,770,336
              Revenue Bonds, Downey Community Hospital, Series 1993,
              5.750%, 5/15/15

       7,800 California Pollution Control Financing Authority, Solid         No Opt. Call       BB-      7,917,780
              Waste Revenue Bonds, Keller Canyon Landfill Company,
              Series 1992, 6.875%, 11/01/27 (Alternative Minimum Tax)

       2,000 California Pollution Control Financing Authority, Solid      12/06 at 102.00       BB-      1,912,160
              Waste Disposal Revenue Bonds, Browning Ferris Industries
              Inc., Series 1996A, 5.800%, 12/01/16 (Alternative Minimum
              Tax)

       1,057 California Pollution Control Financing Authority, Solid       7/07 at 102.00       N/R        137,437
              Waste Disposal Revenue Bonds, CanFibre of Riverside,
              Series 1997A, 9.000%, 7/01/19 (Alternative Minimum Tax) #

       3,800 California Pollution Control Financing Authority, Solid         No Opt. Call      BBB+      3,983,844
              Waste Disposal Revenue Bonds, Republic Services Inc.,
              Series 2002C, 5.250%, 6/01/23 (Alternative Minimum Tax)
              (Mandatory put 12/01/17)

       3,500 California Pollution Control Financing Authority, Solid       4/15 at 101.00       BBB      3,634,505
              Waste Disposal Revenue Bonds, Waste Management Inc.,
              Series 2005A-2, 5.400%, 4/01/25 (Alternative Minimum Tax)

       5,600 California Department of Water Resources, Power Supply        5/12 at 101.00       AAA      7,874,160
              Revenue Bonds, DRIVERS, Series 344, 9.905%, 5/01/13 (IF)

       8,085 California Department of Water Resources, Electric Power        No Opt. Call       AAA     11,086,233
              Supply Revenue Bonds, DRIVERS, Series 395, 10.043%,
              5/01/10 (IF) - AMBAC Insured

       1,025 California Statewide Community Development Authority,         1/14 at 100.00       N/R      1,083,702
              Subordinate Lien Multifamily Housing Revenue Bonds, Corona
              Park Apartments, Series 2004I-S, 7.750%, 1/01/34
              (Alternative Minimum Tax)

         665 California Statewide Community Development Authority,         7/09 at 102.00       N/R        681,958
              Multifamily Housing Revenue Bonds, Magnolia City Lights,
              Series 1999X, 6.650%, 7/01/39

             California Statewide Community Development Authority,
             Revenue Bonds, Daughters of Charity Health System, Series
             2005A:
       6,000  5.250%, 7/01/35                                              7/15 at 100.00      BBB+      6,189,540
       5,000  5.000%, 7/01/39                                              7/15 at 100.00      BBB+      5,048,900

       1,000 California Statewide Community Development Authority,           No Opt. Call       N/R      1,044,470
              Revenue Bonds, Live Oak School, Series 2000, 6.250%,
              10/01/12

       3,335 California Statewide Community Development Authority,         8/09 at 100.00       N/R      3,394,697
              Charter School Revenue Bonds, Lionel Wilson College
              Preparatory Academy, Series 2001A, 7.250%, 8/01/31

       1,500 California Statewide Community Development Authority,        10/13 at 100.00       N/R      1,545,495
              Revenue Bonds, Notre Dame de Namur University, Series
              2003, 6.625%, 10/01/33

       4,000 California Statewide Community Development Authority,        10/15 at 103.00       N/R      4,423,280
              Senior Lien Revenue Bonds, East Valley Tourist Authority,
              Series 2003B, 9.250%, 10/01/20 (a)

       2,925 California Statewide Community Development Authority,         3/14 at 102.00       N/R      2,971,859
              Revenue Bonds, Epidaurus Project, Series 2004A, 7.750%,
              3/01/34

----
21

Portfolio of Investments
NUVEEN HIGH YIELD MUNICIPAL BOND FUND (continued)
April 30, 2005

   Principal                                                                Optional Call                   Market
Amount (000) Description                                                      Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------
             California (continued)

  $    2,000 Capistrano Unified School District, Orange County,            9/13 at 100.00       N/R $    2,132,760
              California, Special Tax Bonds, Community Facilities
              District 90-2 - Talega, Series 2003, 6.000%, 9/01/33

       1,000 Capistrano Unified School District, Orange County,            9/15 at 100.00       N/R      1,006,670
              California, Special Tax Bonds, Community Facilities
              District 04-1 - Rancho Madrina, Series 2005, 5.250%,
              9/01/34

             Carlsbad, California, Limited Obligation Improvement Bonds,
             Assessment District 2002-01, Series 2005A:
       2,170  5.150%, 9/02/29                                              9/12 at 100.00       N/R      2,175,230
       2,720  5.200%, 9/02/35                                              9/12 at 100.00       N/R      2,731,832

             Chino, California, Special Tax Bonds, Community Facilities
             District 03-3, Area 1, Series 2004:
       1,300  5.700%, 9/01/29                                              9/12 at 102.00       N/R      1,315,366
       1,355  5.750%, 9/01/34                                              9/12 at 102.00       N/R      1,372,954

             Corona-Norco Unified School District, California, Special
             Tax Bonds, Community Facilities District 03-1, Series 2004:
       1,000  5.375%, 9/01/25                                              9/14 at 100.00       N/R      1,022,020
       1,000  5.375%, 9/01/33                                              9/14 at 100.00       N/R      1,011,640

       1,750 Elsinore Valley Municipal Water District, California,         9/12 at 102.00       N/R      1,773,240
              Special Tax Bonds, Series 2004, 5.700%, 9/01/34

       3,500 Fontana, California, Special Tax Bonds, Sierra Community      9/14 at 100.00       N/R      3,596,600
              Facilities District 22, Series 2004, 6.000%, 9/01/34

       1,500 Fullerton Community Facilities District 1, California,        9/12 at 100.00       N/R      1,564,320
              Special Tax Bonds, Amerige Heights, Series 2002, 6.200%,
              9/01/32

       1,590 Golden State Tobacco Securitization Corporation,              6/13 at 100.00       BBB      1,847,055
              California, Tobacco Settlement Asset-Backed Revenue Bonds,
              Series 2003A-2, 7.900%, 6/01/42

       1,000 Golden State Tobacco Securitization Corporation,              6/13 at 100.00       BBB      1,155,190
              California, Tobacco Settlement Asset-Backed Revenue Bonds,
              Series 2003A-4, 7.800%, 6/01/42

       2,000 Golden State Tobacco Securitization Corporation,              6/13 at 100.00       BBB      2,320,100
              California, Tobacco Settlement Asset-Backed Revenue Bonds,
              Series 2003A-5, 7.875%, 6/01/42

       9,285 Golden State Tobacco Securitization Corporation,              6/13 at 100.00       BBB      9,862,898
              California, Tobacco Settlement Asset-Backed Bonds, Series
              2003A-1, 6.750%, 6/01/39

             Huntington Beach, California, Special Tax Bonds, Community
             Facilities District 2003-1, Huntington Center, Series 2004:
         500  5.800%, 9/01/23                                              9/14 at 100.00       N/R        513,925
       1,000  5.850%, 9/01/33                                              9/14 at 100.00       N/R      1,027,780

             Independent Cities Lease Finance Authority, California,
             Revenue Bonds, El Granada Mobile Home Park, Series 2004A:
       1,020  6.000%, 5/15/34                                              5/14 at 100.00       N/R      1,065,166
         790  6.125%, 5/15/38                                              5/14 at 100.00       N/R        829,492
       2,500  6.450%, 5/15/44                                              5/14 at 100.00       N/R      2,672,150

       1,015 Independent Cities Lease Finance Authority, California,       5/14 at 100.00       N/R      1,052,565
              Subordinate Lien Revenue Bonds, El Granada Mobile Home
              Park, Series 2004B, 6.500%, 5/15/44

       1,000 Independent Cities Lease Finance Authority, California,      11/14 at 100.00       N/R      1,038,610
              Revenue Bonds, Morgan Hill, Hacienda Valley Mobile Home
              Park, Series 2004A, 5.950%, 11/15/39

       1,565 Jurupa Community Services District, California, Special Tax   9/05 at 103.00       N/R      1,584,343
              Bonds, Community Facilities District 16 - Eastvale Area,
              Series 2005A, 5.300%, 9/01/34

       2,500 Lake Elsinore Public Financing Authority, California, Local  10/13 at 102.00       N/R      2,608,975
              Agency Revenue Refunding Bonds, Series 2003H, 6.375%,
              10/01/33

       1,200 Lake Elsinore, California, Special Tax Bonds, Community       9/13 at 102.00       N/R      1,255,056
              Facilities District 2003-2 Improvement Area A, Canyon
              Hills, Series 2004A, 5.950%, 9/01/34

       2,000 Lammersville School District, San Joaquin County,             9/12 at 101.00       N/R      2,134,200
              California, Special Tax Bonds, Community Facilities
              District of Mountain House, Series 2002, 6.375%, 9/01/32

       4,050 Lee Lake Water District, Riverside County, California,        9/13 at 102.00       N/R      4,187,052
              Special Tax Bonds, Community Facilities District 3, Series
              2004, 5.950%, 9/01/34

----
22

   Principal                                                                Optional Call                   Market
Amount (000) Description                                                      Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------
             California (continued)

  $      300 Los Angeles Regional Airports Improvement Corporation,       12/12 at 102.00        B- $      314,526
              California, Sublease Revenue Bonds, Los Angeles
              International Airport, American Airlines Inc. Terminal 4
              Project, Series 2002B, 7.500%, 12/01/24 (Alternative
              Minimum Tax)

       7,170 Los Angeles Regional Airports Improvement Corporation,       12/12 at 102.00        B-      7,517,171
              California, Sublease Revenue Bonds, Los Angeles
              International Airport, American Airlines Inc. Terminal 4
              Project, Series 2002C, 7.500%, 12/01/24 (Alternative
              Minimum Tax)

       1,415 Merced Irrigation District, California, Revenue               9/13 at 102.00      Baa3      1,482,113
              Certificates of Participation, Electric System Project,
              Series 2003, 5.700%, 9/01/36

       2,000 Morgan Hill Financing Authority, California, Reassessment     9/10 at 102.00       N/R      1,993,660
              Revenue Bonds, Madron Business Park, Series 2005A, 5.250%,
              9/02/25

       1,555 Murrieta Valley Unified School District, Riverside County,    9/11 at 100.00       N/R      1,551,439
              California, Special Tax Bonds, Community Facilities
              District 2000-1, Series 2004B, 5.300%, 9/01/34

       2,000 Oceanside, California, Special Tax Revenue Bonds, Community   9/14 at 100.00       N/R      2,051,840
              Facilities District 00-1 - Ocean Ranch Corporate Center,
              Series 2004, 5.875%, 9/01/34

             Orange County, California, Special Tax Bonds, Community
             Facilities District 03-1 of Ladera Ranch, Series 2004A:
         500  5.500%, 8/15/23                                              8/12 at 101.00       N/R        516,250
       1,625  5.600%, 8/15/28                                              8/12 at 101.00       N/R      1,677,601
       1,000  5.625%, 8/15/34                                              8/12 at 101.00       N/R      1,034,040

       4,000 Orange County, California, Special Tax Bonds, Community       8/12 at 101.00       N/R      4,032,640
              Facilities District 04-1 of Ladera Ranch, Series 2005A,
              5.200%, 8/15/34

       1,755 Palmdale, California, Special Tax Bonds, Community            9/15 at 101.00       N/R      1,767,443
              Facilities District 2003-1, Anaverde Project,
              Series 2005A, 5.400%, 9/01/35

       2,000 Pico Rivera Water Authority, California, Revenue Bonds,      12/11 at 102.00       N/R      2,158,860
              Series 2001A, 6.250%, 12/01/32

             Poway Unified School District, San Diego County,
             California, Special Tax Bonds, Community Facilities
             District 11, Series 2004:
         650  5.375%, 9/01/34                                              9/11 at 102.00       N/R        654,726
         875  5.375%, 9/01/34                                              9/11 at 102.00       N/R        881,361

             West Patterson Financing Authority, California, Special Tax
             Bonds, Community Facilities District 01-1, Series 2003B:
       1,100  6.750%, 9/01/30                                              9/13 at 103.00       N/R      1,186,515
       3,400  7.000%, 9/01/38                                              9/13 at 103.00       N/R      3,731,602

       3,900 West Patterson Financing Authority, California, Special Tax   9/13 at 103.00       N/R      4,020,237
              Bonds, Community Facilities District 2001-1, Series 2004A,
              6.125%, 9/01/39

       7,500 West Patterson Financing Authority, California, Special Tax   9/13 at 102.00       N/R      7,635,150
              Bonds, Community Facilities District 01-1, Series 2004B,
              6.000%, 9/01/39

             Western Hills Water District, Stanislaus County,
             California, Special Tax Bonds, Diablo Grande Community
             Facilities District 1, Series 2005:
       1,000  5.625%, 9/01/24                                              9/13 at 102.00       N/R        997,580
       3,755  5.800%, 9/01/31                                              9/13 at 102.00       N/R      3,796,868
------------------------------------------------------------------------------------------------------------------
             Colorado - 9.1%

       3,060 BNC Metropolitan District 1, Colorado, General Obligation    12/14 at 101.00       N/R      3,402,720
              Bonds, Series 2004, 8.050%, 12/01/34

       2,960 Bell Mountain Ranch Consolidated Metropolitan District,         No Opt. Call       N/R      3,158,971
              Colorado, Subordinate Refunding and Improvement Bonds,
              Series 2003, 7.900%, 11/15/23

         925 Bradburn Metropolitan District 3, Colorado, General          12/13 at 101.00       N/R        994,523
              Obligation Bonds, Series 2003, 7.500%, 12/01/33

       2,000 Briargate Center Business Improvement District, Colorado,       No Opt. Call       N/R      2,114,280
              Special Assessment District 02-1 Revenue Bonds, Series
              2002B, 7.400%, 12/01/27

       4,530 Buffalo Ridge Metropolitan District, Colorado, Limited       12/13 at 101.00       N/R      4,870,475
              Obligation Assessment Bonds, Series 2003, 7.500%, 12/01/33

       2,750 Canterberry Crossing Metropolitan District II, Parker,       12/12 at 100.00       N/R      2,903,065
              Colorado, Limited Tax General Obligation Bonds, Series
              2002, 7.375%, 12/01/32

----
23

Portfolio of Investments
NUVEEN HIGH YIELD MUNICIPAL BOND FUND (continued)
April 30, 2005

   Principal                                                                Optional Call                   Market
Amount (000) Description                                                      Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------
             Colorado (continued)

  $    6,750 Central Marksheffel Metropolitan District, Colorado,         12/14 at 100.00       N/R $    7,138,598
              General Obligation Limited Tax Bonds, Series 2004, 7.250%,
              12/01/29

             Colorado Educational and Cultural Facilities Authority,
             Charter School Revenue Bonds, Compass for Lifelong
             Discovery Charter School, Series 1999A:
         510  6.125%, 7/01/12                                              7/09 at 102.00       N/R        507,583
       1,460  6.500%, 7/01/24                                              7/09 at 102.00       N/R      1,371,714

       4,070 Colorado Educational and Cultural Facilities Authority,       9/09 at 101.00       N/R      4,224,660
              Revenue Bonds, Boulder Country Day School, Series 1999,
              6.750%, 9/01/24

         975 Colorado Educational and Cultural Facilities Authority,       7/08 at 100.00    N/R***      1,055,028
              Charter School Revenue Bonds, Compass Montessori
              Elementary Charter School, Series 2000, 7.750%, 7/15/31
              (Pre-refunded to 7/15/08)

       4,000 Colorado Educational and Cultural Facilities Authority,       8/11 at 100.00       AAA      4,950,120
              Charter School Revenue Bonds, Peak-to-Peak Charter School,
              Series 2001, 7.625%, 8/15/31 (Pre-refunded to 8/15/11)

             Colorado Educational and Cultural Facilities Authority,
             Charter School Revenue Bonds, Weld County School District 6
             - Frontier Academy, Series 2001:
       2,770  7.250%, 6/01/20                                              6/11 at 100.00       Ba1      2,872,878
       1,775  7.375%, 6/01/31                                              6/11 at 100.00       Ba1      1,839,326

       3,776 Colorado Educational and Cultural Facilities Authority,       2/12 at 100.00       N/R      3,935,460
              Charter School Revenue Bonds, Jefferson County School
              District R-1 - Compass Montessori Secondary School, Series
              2002, 8.000%, 2/15/32

             Colorado Educational and Cultural Facilities Authority,
             Charter School Revenue Bonds, Douglas County School
             District RE-1 - Platte River Academy, Series 2002A:
       1,000  7.250%, 3/01/22 (Pre-refunded to 3/01/10)                    3/10 at 100.00    Ba2***      1,137,850
         750  7.250%, 3/01/32 (Pre-refunded to 3/01/10)                    3/10 at 100.00       AAA        888,743

       2,500 Colorado Educational and Cultural Facilities Authority,       5/12 at 102.00       N/R      2,615,525
              Charter School Revenue Bonds, Montessori Peaks Building
              Foundation, Series 2002A, 8.000%, 5/01/32

       4,600 Colorado Educational and Cultural Facilities Authority,       3/12 at 100.00       N/R      4,667,206
              Charter School Revenue Bonds, Belle Creek Education
              Center, Series 2002A, 7.625%, 3/15/32

       4,240 Colorado Educational and Cultural Facilities Authority,      10/13 at 100.00       N/R      4,396,498
              Charter School Revenue Bonds, Pioneer ELOB Charter School,
              Series 2003, 7.750%, 10/15/33

       1,065 Colorado Educational and Cultural Facilities Authority,      11/13 at 100.00       N/R        958,979
              Charter School Revenue Bonds, Leadership Preparatory
              Academy, Series 2003, 7.875%, 5/01/27

             Colorado Educational and Cultural Facilities Authority,
             Independent School Revenue Bonds, Denver Academy, Series
             2003A:
         500  7.000%, 11/01/23                                            11/13 at 100.00       BB+        536,540
         810  7.125%, 11/01/28                                            11/13 at 100.00       BB+        866,951

       2,860 Colorado Educational and Cultural Facilities Authority,       5/14 at 101.00       N/R      2,975,687
              Charter School Revenue Bonds, Denver Arts and Technology
              Academy, Series 2003, 8.000%, 5/01/34

             Colorado Educational and Cultural Facilities Authority,
             Charter School Revenue Bonds, Excel Academy Charter School,
             Series 2003:
         500  7.300%, 12/01/23                                            12/13 at 100.00       N/R        527,820
         875  7.500%, 12/01/33                                            12/13 at 100.00       N/R        929,163

       2,645 Colorado Educational and Cultural Facilities Authority,       6/14 at 100.00       N/R      2,935,315
              Independent School Improvement Revenue Bonds, Heritage
              Christian School of Northern Colorado, Series 2004A,
              7.500%, 6/01/34

             Colorado Educational and Cultural Facilities Authority,
             Revenue Bonds, Colorado Lutheran High School Association,
             Series 2004A:
       3,750  7.500%, 6/01/24                                              6/14 at 100.00       N/R      3,982,350
       4,300  7.625%, 6/01/34                                              6/14 at 100.00       N/R      4,566,213

             Colorado Educational and Cultural Facilities Authority,
             Charter School Revenue Bonds, Elbert County Charter School,
             Series 2004:
         625  6.750%, 3/01/14                                                No Opt. Call       N/R        635,725
         730  7.250%, 3/01/24                                              3/14 at 100.00       N/R        742,257
       1,570  7.375%, 3/01/35                                              3/14 at 100.00       N/R      1,595,717

      11,000 Colorado Health Facilities Authority, Revenue Bonds, Poudre   3/15 at 100.00      BBB+     11,121,220
              Valley Health Care, Series 2005F, 5.000%, 3/01/25

----
24

   Principal                                                                Optional Call                   Market
Amount (000) Description                                                      Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------
             Colorado (continued)

  $    2,230 Conservatory Metropolitan District, Arapahoe County,         12/13 at 102.00       N/R $    2,417,811
              Aurora, Colorado, General Obligation Bonds, Series 2003,
              7.550%, 12/01/32

       2,465 Conservatory Metropolitan District, Arapahoe County,         12/13 at 102.00       N/R      2,523,766
              Aurora, Colorado, General Obligation Bonds, Series 2005,
              6.750%, 12/01/34

       2,350 Laredo Metropolitan District, Colorado, General Obligation   12/13 at 101.00       N/R      2,526,626
              Bonds, Series 2003, 7.500%, 12/01/33

       5,035 Maher Ranch Metropolitan District 4, Colorado, General       12/13 at 102.00       N/R      5,593,986
              Obligation Bonds, Series 2003, 7.875%, 12/01/33

       3,500 Montrose, Colorado, Enterprise Revenue Bonds, Montrose       12/13 at 102.00      BBB-      3,569,860
              Memorial Hospital, Series 2003, 6.000%, 12/01/33

       1,500 Neu Towne Metropolitan District, Colorado, Limited Tax       12/14 at 100.00       N/R      1,586,355
              General Obligation Bonds, Series 2004, 7.250%, 12/01/34

       2,000 Park Creek Metropolitan District, Colorado, Limited Tax         No Opt. Call       N/R      2,103,320
              Obligation Revenue Bonds, Series 2003CR-1, 7.875%,
              12/01/32 (Mandatory put 12/01/13)

       1,500 Park Creek Metropolitan District, Colorado, Limited Tax         No Opt. Call       N/R      1,577,490
              Obligation Revenue Bonds, Series 2003CR-2, 7.875%,
              12/01/32 (Mandatory put 12/01/13)

       5,300 Plaza Metropolitan District 1, Lakewood, Colorado, Tax        6/14 at 101.00       N/R      5,893,441
              Increment Revenue Bonds, Series 2003, 8.000%, 12/01/25

       2,000 Serenity Ridge Metropolitan District 2, Colorado, General    12/14 at 100.00       N/R      2,150,500
              Obligation Bonds, Series 2004, 7.500%, 12/01/34

             Southlands Metropolitan District 1, Colorado, Limited Tax
             General Obligation Bonds, Series 2004:
         500  7.000%, 12/01/24                                            12/14 at 100.00       N/R        550,775
       2,845  7.125%, 12/01/34                                            12/14 at 100.00       N/R      3,129,187

             Tallyn's Reach Metropolitan District 2, Aurora, Colorado,
             Limited Tax General Obligation Bonds, Series 2004:
         250  6.000%, 12/01/18                                            12/13 at 100.00       N/R        251,400
         310  6.375%, 12/01/23                                            12/13 at 100.00       N/R        315,096

             Tallyn's Reach Metropolitan District 3, Aurora, Colorado,
             Limited Tax General Obligation Bonds, Series 2004:
         500  6.625%, 12/01/23                                            12/13 at 100.00       N/R        516,470
         500  6.750%, 12/01/33                                            12/13 at 100.00       N/R        510,230

      12,589 Tollgate Crossing Metropolitan District 2, Colorado,         12/14 at 100.00       N/R      8,317,331
              General Obligation Bonds, Series 2004, 0.000%, 12/01/33
------------------------------------------------------------------------------------------------------------------
             Connecticut - 1.0%

       8,500 Bridgeport, Connecticut, Senior Living Facility Revenue       4/15 at 101.00       N/R      8,801,325
              Bonds, 3030 Park Retirement Community, Series 2005,
              7.250%, 4/01/35

         600 Connecticut Health and Educational Facilities Authority,      7/07 at 102.00       Ba1        581,718
              Revenue Bonds, Hospital for Special Care, Series 1997B,
              5.375%, 7/01/17

       1,500 Connecticut Development Authority, Airport Facilities        10/14 at 101.00       Ba2      1,783,530
              Revenue Bonds, Learjet Inc., Series 2004, 7.950%, 4/01/26
              (Alternative Minimum Tax)

       1,455 Connecticut Development Authority, Health Facilities          8/05 at 101.00       N/R      1,455,931
              Revenue Refunding Bonds, Alzheimer's Resource Center of
              Connecticut Inc., Series 1994A, 7.125%, 8/15/14

             Eastern Connecticut Resource Recovery Authority, Solid
             Waste Revenue Bonds, Wheelabrator Lisbon Project, Series
             1993A:
         330  5.500%, 1/01/14 (Alternative Minimum Tax)                    7/05 at 100.00       BBB        333,696
       2,080  5.500%, 1/01/20 (Alternative Minimum Tax)                    7/05 at 100.00       BBB      2,092,272
------------------------------------------------------------------------------------------------------------------
             Florida - 8.2%

       2,700 Amelia National Community Development District, Nassau        5/14 at 101.00       N/R      2,771,496
              County, Florida, Capital Improvement Revenue Bonds, Series
              2004, 6.300%, 5/01/35

       2,800 Anthem Park Community Development District, Florida,          3/15 at 101.00       N/R      2,828,252
              Capital Improvement Revenue Bonds, Series 2004, 5.800%,
              5/01/36

----
25

Portfolio of Investments
NUVEEN HIGH YIELD MUNICIPAL BOND FUND (continued)
April 30, 2005

   Principal                                                                Optional Call                   Market
Amount (000) Description                                                      Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------
             Florida (continued)

  $    4,935 Bartram Springs Community Development District, Duval         5/13 at 102.00       N/R $    5,221,230
              County, Florida, Special Assessment Bonds, Series 2003A,
              6.650%, 5/01/34

         250 Beacon Lakes Community Development District, Florida,         5/13 at 101.00       N/R        263,790
              Special Assessment Bonds, Series 2003A, 6.900%, 5/01/35

       2,160 Bloomingdale Community Development District, Hillsborough     5/15 at 101.00       N/R      2,225,297
              County, Florida, Special Assessment Revenue Bonds, Series
              2004, 5.875%, 5/01/36

       2,000 Broward County, Florida, Airport Facility Revenue Bonds,     11/14 at 101.00      BBB-      2,271,840
              Learjet Inc., Series 2000, 7.500%, 11/01/20 (Alternative
              Minimum Tax)

       2,000 Capital Trust Agency, Florida, Revenue Bonds, Seminole       10/12 at 102.00       N/R      2,262,120
              Tribe Convention Center, Series 2002A, 10.000%, 10/01/33
              (a)

       4,000 Capital Trust Agency, Florida, Revenue Bonds, Seminole       10/12 at 102.00       N/R      4,501,160
              Tribe Convention Center, Series 2003A, 8.950%, 10/01/33 (a)

       1,595 Caribe Palm Community Development District, Florida,          5/15 at 101.00       N/R      1,639,963
              Special Assessment Bonds, Series 2005A, 5.850%, 5/01/35

       1,195 Century Gardens Community Development District, Miami-Dade    5/14 at 101.00       N/R      1,199,027
              County, Florida, Special Assessment Revenue Bonds, Series
              2004, 5.900%, 5/01/34

       2,000 Collier County, Florida, Gas Tax Revenue Refunding Bonds,     6/13 at 100.00       AAA      2,197,340
              Series 2003, 5.250%, 6/01/22 - AMBAC Insured

       2,100 Cutler Cay Community Development District, Florida, Special   5/14 at 101.00       N/R      2,163,588
              Assessment Bonds, Series 2004, 6.300%, 5/01/34

       1,425 Dade County Industrial Development Authority, Florida,        6/05 at 102.00       N/R      1,453,928
              Revenue Bonds, Miami Cerebral Palsy Residential Services
              Inc., Series 1995, 8.000%, 6/01/22

       4,935 Heron Isles Community Development District, Florida,          5/15 at 101.00       N/R      4,960,958
              Capital Improvement Revenue Bonds, Series 2005, 5.750%,
              5/01/36

             Hillsborough County Industrial Development Authority,
             Florida, Exempt Facilities Remarketed Revenue Bonds,
             National Gypsum Company, Apollo Beach Project, Series 2000B:
       4,000  7.125%, 4/01/30 (Alternative Minimum Tax)                    4/10 at 101.00       N/R      4,500,360
       1,000  7.125%, 4/01/30 (Alternative Minimum Tax)                    4/10 at 101.00       N/R      1,125,090

       2,000 Islands at Doral Southwest Community Development District,    5/13 at 101.00       N/R      2,106,140
              Miami-Dade County, Florida, Special Assessment Bonds,
              Series 2003, 6.375%, 5/01/35

             Islands at Doral Northeast Community Development District,
             Miami-Dade County, Florida, Special Assessment Bonds,
             Series 2004:
         480  6.125%, 5/01/24                                              5/14 at 101.00       N/R        504,922
         450  6.250%, 5/01/34                                              5/14 at 101.00       N/R        471,294

       4,250 Islands at Doral III Community Development District, Doral,   5/12 at 101.00       N/R      4,324,503
              Florida, Special Assessment Bonds, Series 2004A, 5.900%,
              5/01/35

       2,445 Keys Cove Community Development District, Florida, Special    7/15 at 101.00       N/R      2,466,076
              Assessment Revenue Bonds, Series 2004, 5.875%, 5/01/35

         645 Lexington Community Development District, Florida, Special    5/14 at 101.00       N/R        661,970
              Assessment Revenue Bonds, Series 2004, 6.125%, 5/01/34

       3,550 MMA Financial CDD Junior Securitization Trust, Florida,      11/07 at 100.00       N/R      3,565,443
              Pass-Through Certificates, Class A, Series 2003I, 8.000%,
              11/01/13

       1,000 Martin County Industrial Development Authority, Florida,      6/05 at 102.00       BB+      1,017,820
              Industrial Development Revenue Bonds, Indiantown
              Cogeneration LP, Series 1994A, 7.875%, 12/15/25
              (Alternative Minimum Tax)

         310 Martin County Industrial Development Authority, Florida,      6/05 at 102.00       BB+        315,527
              Industrial Development Revenue Refunding Bonds, Indiantown
              Cogeneration LP, Series 1995B, 8.050%, 12/15/25
              (Alternative Minimum Tax)

       2,965 Meadow Pines Community Development District, Florida,         5/14 at 101.00       N/R      3,093,800
              Special Assessment Revenue Bonds, Series 2004A, 6.250%,
              5/01/34

       3,070 Meadowwoods Community Development District, Pasco County,     5/14 at 101.00       N/R      3,126,457
              Florida, Special Assessment Revenue Bonds, Series 2004A,
              6.050%, 5/01/35

----
26

   Principal                                                                Optional Call                   Market
Amount (000) Description                                                      Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------
             Florida (continued)

  $    2,200 Meadowwoods Community Development District, Pasco County,       No Opt. Call       N/R $    2,218,568
              Florida, Special Assessment Revenue Bonds, Series 2004B,
              5.250%, 5/01/11

         400 Midtown Miami Community Development District, Florida,        5/14 at 100.00       N/R        415,636
              Special Assessment Revenue Bonds, Parking Garage Project,
              Series 2004A, 6.000%, 5/01/24

       3,600 Midtown Miami Community Development District, Florida,        5/14 at 100.00       N/R      3,773,556
              Special Assessment Revenue Bonds, Series 2004B, 6.500%,
              5/01/37

       1,770 Oak Creek Community Development District, Pasco County,       5/15 at 102.00       N/R      1,776,425
              Florida, Special Assessment Bonds, Series 2004, 5.800%,
              5/01/35

       3,000 Old Palm Community Development District, Florida, Special     5/15 at 101.00       N/R      3,041,430
              Assessment Bonds, Palm Beach Gardens, Series 2004A,
              5.900%, 5/01/35

       4,000 Pine Island Community Development District, Florida,          5/12 at 101.00       N/R      4,052,400
              Special Assessment Bonds, Bella Collina, Series 2004,
              5.750%, 5/01/35

       1,000 Principal One Community Development District, Jacksonville,   5/15 at 101.00       N/R      1,004,470
              Florida, Special Assessment Bonds, Series 2005, 5.650%,
              5/01/35 (WI, settling 5/16/05)

       2,500 Reunion East Community Development District, Osceola          5/12 at 101.00       N/R      2,761,275
              County, Florida, Special Assessment Bonds, Series 2002A,
              7.375%, 5/01/33

       2,000 Reunion East Community Development District, Osceola            No Opt. Call       N/R      2,035,760
              County, Florida, Special Assessment Bonds, Series 2005,
              5.800%, 5/01/36

       6,750 Reunion West Community Development District, Florida,         5/12 at 101.00       N/R      7,005,690
              Special Assessment Bonds, Series 2004, 6.250%, 5/01/36

       1,000 South-Dade Venture Community Development District, Florida,   5/14 at 101.00       N/R      1,030,140
              Special Assessment Revenue Bonds, Series 2004, 6.125%,
              5/01/34

       2,200 South Kendall Community Development District, Florida,        5/14 at 101.00       N/R      2,217,336
              Special Assessment Bonds, Series 2004A, 5.900%, 5/01/35

             Stonegate Community Development District, Florida, Special
             Assessment Revenue Bonds, Series 2004:
         485  6.000%, 5/01/24                                              5/14 at 101.00       N/R        496,165
         500  6.125%, 5/01/34                                              5/14 at 101.00       N/R        511,440

       3,640 Terracina Community Development District, Florida, Special    5/14 at 101.00       N/R      3,656,380
              Assessment Revenue Bonds, Series 2004, 5.875%, 5/01/35

       1,655 Valencia Acres Community Development District, Florida,       5/15 at 101.00       N/R      1,671,749
              Special Assessment Bonds, Series 2005, 5.800%, 5/01/35

       4,000 Westport Community Development District, Florida, Capital     5/13 at 100.00       N/R      4,034,480
              Improvement Revenue Bonds, Series 2005A, 5.700%, 5/01/35

             Volusia County, Florida, Gas Tax Revenue Bonds, Series 2004:
       3,380  5.000%, 10/01/17 - FSA Insured                              10/14 at 100.00       AAA      3,686,025
       3,550  5.000%, 10/01/18 - FSA Insured                              10/14 at 100.00       AAA      3,853,880
       3,675  5.000%, 10/01/19 - FSA Insured                              10/14 at 100.00       AAA      3,977,526

             Westchester Community Development District 1, Florida,
              Special Assessment Bonds, Series 2003:
       1,150  6.000%, 5/01/23                                              5/13 at 101.00       N/R      1,199,105
       3,750  6.125%, 5/01/35                                              5/13 at 101.00       N/R      3,902,550
------------------------------------------------------------------------------------------------------------------
             Georgia - 1.5%

             Atlanta, Georgia, Tax Allocation Bonds, Atlantic Station
             Project, Series 2001:
       1,650  7.750%, 12/01/14                                            12/11 at 101.00       N/R      1,811,106
       1,400  7.900%, 12/01/24                                            12/11 at 101.00       N/R      1,528,072

       2,820 Augusta, Georgia, Airport Revenue Bonds, Series 2005A,        1/15 at 100.00      Baa3      2,857,111
              5.150%, 1/01/35

             Baldwin County Hospital Authority, Georgia, Revenue Bonds,
             Oconee Regional Medical Center, Series 1998:
         250  5.350%, 12/01/14                                            12/08 at 102.00       BB+        243,500
         370  5.250%, 12/01/22                                            12/08 at 102.00       BB+        329,096

       2,000 Coffee County Hospital Authority, Georgia, Revenue Bonds,     1/14 at 100.00      BBB+      2,008,940
              Coffee County Regional Medical Center, Series 2004,
              5.000%, 12/01/26

----
27

Portfolio of Investments
NUVEEN HIGH YIELD MUNICIPAL BOND FUND (continued)
April 30, 2005

   Principal                                                                Optional Call                   Market
Amount (000) Description                                                      Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------
             Georgia (continued)

  $    2,365 Effingham County Development Authority, Georgia, Solid        7/08 at 102.00       BB+ $    2,397,046
              Waste Disposal Revenue Bonds, Ft. James Project, Series
              1998, 5.625%, 7/01/18 (Alternative Minimum Tax) (a)

       1,480 Fulton County Residential Care Facilities Authority,         12/13 at 102.00       N/R      1,512,604
              Georgia, Revenue Bonds, St. Anne's Terrace, Series 2003,
              7.625%, 12/01/33

         900 Fulton County Residential Care Facilities Authority,          2/09 at 100.00       N/R        894,357
              Georgia, Revenue Bonds, Canterbury Court, Series 2004A,
              6.125%, 2/15/34

       7,000 Fulton County Development Authority, Georgia, Local           9/15 at 100.00       BBB      7,022,400
              District Cooling Authority Revenue Bonds, Maxon Atlantic
              Station LLC, Series 2005A, 5.125%, 3/01/26 (Alternative
              Minimum Tax)

       1,000 Richmond County Development Authority, Georgia,              11/13 at 100.00       BBB      1,039,510
              Environmental Improvement Revenue Bonds, International
              Paper Company, Series 2003A, 5.750%, 11/01/27 (Alternative
              Minimum Tax)
------------------------------------------------------------------------------------------------------------------
             Idaho - 0.3%

       3,605 Power County Industrial Development Corporation, Idaho,       8/09 at 102.00       BB+      3,711,023
              Solid Waste Disposal Revenue Bonds, FMC Corporation,
              Series 1999, 6.450%, 8/01/32 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------
             Illinois - 4.4%

       8,250 Caseyville, Illinois, Tax Increment Revenue Bonds, Forest    12/14 at 100.00       N/R      8,306,430
              Lakes Project, Series 2004, 7.000%, 12/30/22

       1,465 Chicago, Illinois, Tax Increment Allocation Bonds,            1/09 at 100.00       N/R      1,500,145
              Irving/Cicero Redevelopment Project, Series 1998, 7.000%,
              1/01/14

       1,000 Illinois Development Finance Authority, Revenue Bonds,       12/12 at 100.00       BBB      1,068,640
              Chicago Charter School Foundation, Series 2002A, 6.125%,
              12/01/22

         750 Illinois Development Finance Authority, Environmental         6/12 at 100.00       Ba2        858,555
              Services Revenue Bonds, Citgo Petroleum Corporation
              Project, Series 2002, 8.000%, 6/01/32 (Alternative Minimum
              Tax)

      10,750 Illinois Finance Authority, Revenue Bonds, Rogers Park       11/14 at 102.00       N/R     10,783,325
              Montessori School, Series 2004, 7.125%, 11/01/34

             Illinois Health Facilities Authority, Revenue Bonds, Holy
             Cross Hospital, Series 1994:
       1,155  6.700%, 3/01/14                                              5/05 at 101.00        B2      1,136,774
       2,750  6.750%, 3/01/24                                              5/05 at 101.00        B2      2,664,365

             Illinois Health Facilities Authority, Revenue Bonds,
             Midwest Physicians Group Ltd., Series 1998:
          55  5.375%, 11/15/08                                               No Opt. Call       BB+         53,969
       1,750  5.500%, 11/15/19                                            11/08 at 102.00       BB+      1,570,800

       2,185 Illinois Health Facilities Authority, Revenue Bonds,          8/07 at 101.00      Baa2      2,087,374
              Victory Health Services, Series 1997A, 5.750%, 8/15/27

       2,600 Illinois Health Facilities Authority, Revenue Bonds, Smith      No Opt. Call       N/R      2,638,194
              Crossing, Series 2003A, 7.000%, 11/15/32

             Illinois Health Facilities Authority, Revenue Refunding
             Bonds, Proctor Community Hospital, Series 1991:
         290  7.500%, 1/01/11                                              7/05 at 100.00       BB+        290,203
       1,025  7.375%, 1/01/23                                              7/05 at 100.00       BB+      1,025,308

       1,000 Illinois Educational Facilities Authority, Student Housing    5/12 at 101.00      Baa2      1,034,030
              Revenue Bonds, Educational Advancement Foundation Fund,
              University Center Project, Series 2002, 6.250%, 5/01/34

         300 Libertyville, Illinois, Affordable Housing Revenue Bonds,    11/09 at 100.00        A3        312,348
              Liberty Towers Project, Series 1999A, 7.000%, 11/01/29
              (Alternative Minimum Tax)

       3,495 Minooka, Illinois, Special Assessment Bonds, Lakewood         3/13 at 102.00       N/R      3,672,406
              Trails Project, Series 2003, 6.625%, 3/01/33

       2,925 Minooka, Illinois, Special Assessment Bonds, Lakewood         3/14 at 103.00       N/R      3,026,527
              Trails Unit 2 Project, Series 2004, 6.375%, 3/01/34

             North Chicago, Illinois, General Obligation Bonds, Series
             2005A:
       2,355  5.000%, 11/01/20 - FGIC Insured                             11/15 at 100.00       AAA      2,537,984
       1,060  5.000%, 11/01/22 - FGIC Insured                             11/15 at 100.00       AAA      1,134,878

       2,060 Plano Special Service Area 1, Illinois, Special Tax Bonds,    3/14 at 102.00       N/R      2,102,972
              Lakewood Springs Project, Series 2004A, 6.200%, 3/01/34

       3,315 Plano Special Service Area 3, Illinois, Special Tax Bonds,    3/15 at 102.00       N/R      3,360,714
              Lakewood Springs Project, Series 2005A, 6.100%, 3/01/35

----
28

   Principal                                                                Optional Call                   Market
Amount (000) Description                                                      Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------
             Illinois (continued)

             Robbins, Illinois, Resource Recovery Revenue Bonds,
             Restructuring Project Guaranteed by Foster Wheeler Ltd.,
             Series 1999C:
  $       --  7.250%, 10/15/09 (Alternative Minimum Tax)                     No Opt. Call       N/R $            2
          --  7.250%, 10/15/24 (Alternative Minimum Tax)                     No Opt. Call       N/R            193

       2,100 Round Lake, Lake County, Illinois, Special Tax Bonds,         3/13 at 102.00       N/R      2,218,209
              Lakewood Grove Special Service Area 1, Series 2003,
              6.700%, 3/01/33

       3,570 Round Lake Village, Lake County, Illinois, Lakewood Grove     3/13 at 102.00       N/R      3,784,129
              Special Service Area 3 Special Tax Bonds, Series 2003,
              6.750%, 3/01/33

       3,180 Wonder Lake Village, McHenry County, Illinois, Special        3/14 at 102.00       N/R      3,384,665
              Service Area 1 Special Tax Bonds, Woods Creek Project,
              Series 2004, 6.750%, 3/01/34

       4,000 Yorkville, Illinois, Special Service Area 2004-104            3/14 at 102.00       N/R      4,098,640
              Assessment Bonds, MPI Grande Reserve Project, Series 2004,
              6.375%, 3/01/34
------------------------------------------------------------------------------------------------------------------
             Indiana - 1.1%

       3,000 Carmel Redevelopment District, Indiana, Tax Increment         7/12 at 103.00       N/R      3,027,330
              Revenue Bonds, Series 2004A, 6.650%, 7/15/14

         500 East Chicago, Indiana, Exempt Facilities Revenue Bonds,         No Opt. Call       N/R        543,530
              Inland Steel Company Project 14, Series 1996, 6.700%,
              11/01/12 (Alternative Minimum Tax)

       2,000 Indiana Health Facility Financing Authority, Hospital         3/14 at 101.00      BBB-      2,113,840
              Revenue Bonds, Community Foundation of Northwest Indiana,
              Series 2004A, 6.000%, 3/01/34

         285 Jasper County, Indiana, Economic Development Revenue Bonds,  12/07 at 102.00       Ba3        281,751
              Georgia Pacific Corporation Project, Series 1997, 5.625%,
              12/01/27 (Alternative Minimum Tax)

          50 Jasper County, Indiana, Economic Development Revenue Bonds,   4/09 at 102.00       Ba3         49,253
              Georgia Pacific Corporation Project, Series 1999, 5.600%,
              4/01/29 (Alternative Minimum Tax)

          75 Jasper County, Indiana, Economic Development Revenue          4/10 at 101.00       Ba3         78,663
              Refunding Bonds, Georgia Pacific Corporation Project,
              Series 2000, 6.700%, 4/01/29 (Alternative Minimum Tax)

         890 Petersburg, Indiana, Pollution Control Revenue Refunding      8/11 at 102.00      Baa2        932,097
              Bonds, Indianapolis Power and Light Company, Series 1991,
              5.750%, 8/01/21

       1,750 Petersburg, Indiana, Pollution Control Revenue Bonds,         8/11 at 102.00      Baa3      1,870,540
              Indiana Power and Light Company, Series 1996, 6.375%,
              11/01/29 (Alternative Minimum Tax)

         750 Petersburg, Indiana, Pollution Control Revenue Refunding        No Opt. Call         A        766,740
              Bonds, Indianapolis Power and Light Company, Series 1995A,
              6.625%, 12/01/24 - ACA Insured

       5,650 Whitley County, Indiana, Solid Waste and Sewerage Disposal   11/10 at 102.00       N/R      6,005,216
              Revenue Bonds, Steel Dynamics Inc., Series 1998, 7.250%,
              11/01/18 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------
             Iowa - 0.0%

         680 Iowa Higher Education Loan Authority, Private College        10/10 at 102.00       N/R        684,366
              Facility Revenue Bonds, Waldorf College, Series 1999,
              7.375%, 10/01/19
------------------------------------------------------------------------------------------------------------------
             Kansas - 0.6%

       3,200 Overland Park Development Corporation, Kansas, First Tier     1/11 at 101.00       N/R      3,507,072
              Revenue Bonds, Overland Park Convention Center, Series
              2001A, 7.375%, 1/01/32

       5,245 Wyandotte County-Kansas City Unified Government, Kansas,      3/12 at 101.00      Baa3      5,105,116
              Pollution Control Revenue Bonds, General Motors
              Corporation, Series 2002, 6.000%, 6/01/25
------------------------------------------------------------------------------------------------------------------
             Kentucky - 0.7%

             Kenton County Airport Board, Kentucky, Special Facilities
             Revenue Bonds, Delta Air Lines Project, Series 1992A:
       2,875  7.500%, 2/01/20 (Alternative Minimum Tax)                      No Opt. Call        Ca      2,508,035
         130  7.125%, 2/01/21 (Alternative Minimum Tax)                    8/05 at 100.00        Ca        109,179

             Kentucky Economic Development Finance Authority, Hospital
             System Revenue Refunding and Improvement Bonds, Appalachian
             Regional Healthcare Inc., Series 1997:
         500  5.800%, 10/01/12                                             4/08 at 102.00       BB-        497,300
       1,000  5.850%, 10/01/17                                             4/08 at 102.00       BB-        967,660
       6,150  5.875%, 10/01/22                                             4/08 at 102.00       BB-      5,808,552

----
29

Portfolio of Investments
NUVEEN HIGH YIELD MUNICIPAL BOND FUND (continued)
April 30, 2005

   Principal                                                                Optional Call                   Market
Amount (000) Description                                                      Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------
             Louisiana - 3.3%

  $    2,730 Carter Plantation Community Development District,            11/05 at 100.00       N/R $    2,684,709
              Livingston Parish, Louisiana, Special Assessment Bonds,
              Series 2004, 5.500%, 5/01/16

      15,000 Carter Plantation Community Development District,             5/06 at 100.00       N/R     15,018,000
              Livingston Parish, Louisiana, Special Assessment Bonds,
              Series 2005A, 5.900%, 5/01/17 (DD, settling 5/05/05)

       1,770 Carter Plantation Community Development District,             5/06 at 100.00       N/R      1,772,124
              Livingston Parish, Louisiana, Special Assessment Bonds,
              Series 2005B, 5.900%, 5/01/17 (DD, settling 5/05/05)

         505 East Baton Rouge Parish, Louisiana, Revenue Refunding         3/08 at 102.00       Ba3        505,389
              Bonds, Georgia Pacific Corporation Project, Series 1998,
              5.350%, 9/01/11 (Alternative Minimum Tax)

      13,000 Hodge, Louisiana, Combined Utility System Revenue Bonds,        No Opt. Call         B     15,656,160
              Stone Container Corporation, Series 2003, 7.450%, 3/01/24
              (Alternative Minimum Tax)

             Ouachita Parish Industrial Development Authority,
             Louisiana, Solid Waste Disposal Revenue Bonds, White Oaks
             Project, Series 2004A:
         880  8.250%, 3/01/19 (Alternative Minimum Tax)                    3/10 at 102.00       N/R        914,927
         800  8.500%, 3/01/24 (Alternative Minimum Tax)                    3/10 at 102.00       N/R        829,848

       5,415 St. James Parish, Louisiana, Solid Waste Disposal Revenue       No Opt. Call       N/R      5,424,476
              Bonds, Freeport McMoran Project, Series 1992, 7.700%,
              10/01/22 (Alternative Minimum Tax)

       3,910 Tobacco Settlement Financing Corporation, Louisiana,          5/11 at 101.00       BBB      3,892,757
              Tobacco Settlement Asset-Backed Bonds, Series 2001B,
              5.875%, 5/15/39

       2,000 West Feliciana Parish, Louisiana, Pollution Control Revenue   6/05 at 100.00   BBB-***      2,010,300
              Bonds, Gulf States Utilities Company, Series 1984I,
              7.700%, 12/01/14 (Pre-refunded to 6/01/05)

         145 West Feliciana Parish, Louisiana, Pollution Control Revenue  11/05 at 100.00      BBB-        148,067
              Bonds, Gulf States Utilities Company, Series 1985C,
              7.000%, 11/01/15
------------------------------------------------------------------------------------------------------------------
             Maine - 0.1%

       2,000 Jay, Maine, Solid Waste Disposal Revenue Bonds,              11/14 at 100.00       BBB      2,027,460
              International Paper Company, Series 2004A, 4.900%,
              11/01/17 (Alternative Minimum Tax)

         145 Maine Finance Authority, Solid Waste Recycling Facilities       No Opt. Call        BB        145,742
              Revenue Bonds, Bowater Inc. - Great Northern Paper
              Project, Series 1992, 7.750%, 10/01/22 (Alternative
              Minimum Tax)
------------------------------------------------------------------------------------------------------------------
             Maryland - 1.3%

       3,320 Maryland Energy Financing Administration, Revenue Bonds,      9/05 at 102.00       N/R      3,393,604
              AES Warrior Run Project, Series 1995, 7.400%, 9/01/19
              (Alternative Minimum Tax)

             Maryland Health and Higher Educational Facilities
             Authority, Revenue Bonds, Collington Episcopal Life Care
             Community Inc., Series 2001A:
          25  6.750%, 4/01/20                                              4/09 at 100.00       N/R         21,423
         300  6.750%, 4/01/23                                              4/11 at 101.00       N/R        254,529

          60 Prince George's County, Maryland, Revenue Bonds, Collington   4/06 at 100.00       N/R         50,995
              Episcopal Life Care Community Inc., Series 1994A, 5.625%,
              4/01/09

          10 Prince George's County, Maryland, Revenue Bonds, Collington     No Opt. Call       N/R          9,828
              Episcopal Life Care Community Inc., Series 1994B, 8.000%,
              4/01/16 (Optional put 4/01/06)

             Prince George's County, Maryland, Revenue Refunding and
             Project Bonds, Dimensions Health Corporation, Series 1994:
          35  5.100%, 7/01/06                                                No Opt. Call        B3         34,337
       1,130  5.375%, 7/01/14                                              7/05 at 101.00        B3      1,021,317
      17,990  5.300%, 7/01/24                                              7/05 at 101.00        B3     15,120,955
------------------------------------------------------------------------------------------------------------------
             Massachusetts - 2.7%

      12,600 Boston Industrial Development Financing Authority,            9/12 at 102.00       Ba3     12,635,280
              Massachusetts, Senior Revenue Bonds, Crosstown Center
              Project, Series 2002, 6.500%, 9/01/35 (Alternative Minimum
              Tax)

       4,250 Boston Industrial Development Financing Authority,            9/12 at 102.00       N/R      4,215,745
              Massachusetts, Subordinate Revenue Bonds, Crosstown Center
              Project, Series 2002, 8.000%, 9/01/35 (Alternative Minimum
              Tax)

         870 Massachusetts Development Finance Agency, Resource Recovery  12/08 at 102.00       BBB        881,284
              Revenue Bonds, Ogden Haverhill Associates, Series 1998B,
              5.300%, 12/01/14 (Alternative Minimum Tax)

----
30

   Principal                                                                Optional Call                   Market
Amount (000) Description                                                      Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------
             Massachusetts (continued)

  $    1,000 Massachusetts Development Finance Agency, Resource Recovery  12/09 at 102.00       BBB $    1,086,980
              Revenue Bonds, Ogden Haverhill Associates, Series 1999A,
              6.700%, 12/01/14 (Alternative Minimum Tax)

       1,260 Massachusetts Development Finance Agency, Pioneer Valley        No Opt. Call       N/R      1,386,189
              Resource Recovery Revenue Bonds, Eco/ Springfield LLC,
              Series 2000A, 8.375%, 7/01/14 (Alternative Minimum Tax)

         200 Massachusetts Health and Educational Facilities Authority,    1/09 at 101.00       BBB        207,592
              Revenue Bonds, Caritas Christi Obligated Group, Series
              1999A, 5.700%, 7/01/15

             Massachusetts Health and Educational Facilities Authority,
             Revenue Bonds, Northern Berkshire Community Services Inc.,
             Series 2004B:
       2,425  6.250%, 7/01/24                                              7/14 at 100.00        BB      2,436,495
       4,650  6.375%, 7/01/34                                              7/14 at 100.00        BB      4,680,876

         870 Massachusetts Health and Educational Facilities Authority,    7/14 at 100.00        BB        875,777
              Revenue Bonds, Northern Berkshire Community Services Inc.,
              Series 2004A, 6.375%, 7/01/34

      10,070 Massachusetts Water Resources Authority, General Revenue     12/14 at 100.00       AAA     10,941,156
              Bonds, Series 2004B, 5.000%, 12/01/18 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------
             Michigan - 6.3%

       1,280 Countryside Charter School, Berrien County, Michigan,         4/09 at 100.00       N/R      1,236,058
              Charter School Revenue Bonds, Series 1999, 7.000%, 4/01/29

         915 Countryside Charter School, Berrien County, Michigan,         4/09 at 100.00       N/R        936,237
              Charter School Revenue Bonds, Series 2000, 8.000%, 4/01/29

       5,330 Detroit Local Development Finance Authority, Michigan, Tax    5/09 at 101.00       BB-      5,011,266
              Increment Bonds, Series 1998A, 5.500%, 5/01/21

             Gaylord Hospital Finance Authority, Michigan, Revenue
             Bonds, Otsego Memorial Hospital, Series 2004:
       1,000  6.200%, 1/01/25                                              1/15 at 100.00       N/R        996,740
       1,500  6.500%, 1/01/37                                              1/15 at 100.00       N/R      1,509,345

       3,500 Kent Hospital Finance Authority, Michigan, Revenue Bonds,     7/15 at 100.00       BBB      3,830,890
              Metropolian Hospital, Series 2005A, 6.250%, 7/01/40

             Michigan Municipal Bond Authority, Public School Academy
             Revenue Bonds, Detroit Academy of Arts and Sciences Charter
             School, Series 2001A:
       1,900  7.500%, 10/01/12                                            10/09 at 102.00       Ba1      2,021,239
       2,900  7.900%, 10/01/21                                            10/09 at 102.00       Ba1      3,125,794
       6,550  8.000%, 10/01/31                                            10/09 at 102.00       Ba1      7,058,608

             Michigan Municipal Bond Authority, Revenue Bonds, YMCA
             Service Learning Academy Charter School, Series 2001:
       1,300  7.250%, 10/01/11                                            10/09 at 102.00       Ba1      1,375,738
         750  7.625%, 10/01/21                                            10/09 at 102.00       Ba1        803,535

         340 Michigan State Hospital Finance Authority, Revenue            2/06 at 100.00      BBB-        330,466
              Refunding Bonds, Pontiac Osteopathic Hospital, Series
              1994A, 6.000%, 2/01/24

             Michigan State Hospital Finance Authority, Revenue
             Refunding Bonds, Detroit Medical Center Obligated Group,
             Series 1993A:
          40  6.375%, 8/15/09                                              8/05 at 100.00       Ba3         40,011
       1,995  6.250%, 8/15/13                                              8/05 at 100.00       Ba3      1,996,496
       8,110  6.500%, 8/15/18                                              8/05 at 100.00       Ba3      8,117,461

      16,635 Michigan State Hospital Finance Authority, Hospital Revenue   8/05 at 101.00       Ba3     15,352,774
              Refunding Bonds, Detroit Medical Center Obligated Group,
              Series 1993B, 5.500%, 8/15/23

             Michigan State Hospital Finance Authority, Revenue Bonds,
             Presbyterian Villages of Michigan Obligated Group, Series
             2005:
       1,000  5.250%, 11/15/25                                             5/15 at 100.00       N/R        978,580
       8,700  5.500%, 11/15/35                                             5/15 at 100.00       N/R      8,623,440

       4,175 Michigan State Hospital Finance Authority, Hospital Revenue   1/06 at 102.00    N/R***      4,358,199
              Bonds, Presbyterian Villages of Michigan Obligated Group,
              Series 1995, 6.500%, 1/01/25 (Pre-refunded to 1/01/06)

----
31

Portfolio of Investments
NUVEEN HIGH YIELD MUNICIPAL BOND FUND (continued)
April 30, 2005

   Principal                                                                Optional Call                   Market
Amount (000) Description                                                      Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------
             Michigan (continued)

             Michigan State Hospital Finance Authority, Hospital Revenue
             Refunding Bonds, Sinai Hospital, Series 1995:
  $      790  6.625%, 1/01/16                                              1/06 at 102.00       Ba3 $      798,066
         380  6.700%, 1/01/26                                              1/06 at 102.00       Ba3        384,571

             Michigan State Hospital Finance Authority, Hospital Revenue
             Bonds, Presbyterian Villages of Michigan Obligated Group,
             Series 1997:
         285  6.375%, 1/01/15 (Pre-refunded to 1/01/07)                    1/07 at 102.00    N/R***        305,762
         535  6.375%, 1/01/25 (Pre-refunded to 1/01/07)                    1/07 at 102.00    N/R***        573,975

             Michigan State Hospital Finance Authority, Hospital Revenue
             Bonds, Detroit Medical Center Obligated Group, Series 1998A:
         165  5.125%, 8/15/18                                              8/08 at 101.00       Ba3        150,475
         480  5.250%, 8/15/23                                              8/08 at 101.00       Ba3        429,024
       3,305  5.250%, 8/15/28                                              8/08 at 101.00       Ba3      2,909,325

         150 Midland County Economic Development Corporation, Michigan,    7/07 at 101.00       BB+        156,246
              Subordinated Pollution Control Limited Obligation Revenue
              Refunding Bonds, Midland Cogeneration Project, Series
              2000A, 6.875%, 7/23/09 (Alternative Minimum Tax)

       2,775 Nataki Talibah Schoolhouse, Wayne County, Michigan,           6/10 at 102.00       N/R      2,933,342
              Certificates of Participation, Series 2000, 8.250%, 6/01/30

             Pontiac Hospital Finance Authority, Michigan, Hospital
             Revenue Refunding Bonds, NOMC Obligated Group, Series 1993:
       7,785  6.000%, 8/01/13                                              8/05 at 100.00        BB      7,782,665
       4,445  6.000%, 8/01/18                                              8/05 at 100.00        BB      4,294,892
       4,155  6.000%, 8/01/23                                              8/05 at 100.00        BB      3,900,589

         500 Wayne County, Michigan, Special Airport Facilities Revenue   12/05 at 102.00       N/R        438,345
              Refunding Bonds, Northwest Airlines Inc., Series 1995,
              6.750%, 12/01/15
------------------------------------------------------------------------------------------------------------------
             Minnesota - 1.1%

       3,250 Duluth Economic Development Authority, Minnesota,             6/12 at 101.00        BB      3,418,415
              Healthcare Facilities Revenue Bonds, St. Luke's Hospital,
              Series 2002, 7.250%, 6/15/32

       2,500 Minneapolis-St. Paul Metropolitan Airports Commission,        4/11 at 101.00       N/R      2,282,100
              Minnesota, Special Facilities Revenue Bonds, Northwest
              Airlines Inc. Project, Series 2001A, 7.000%, 4/01/25
              (Alternative Minimum Tax)

       1,325 Ramsey, Anoka County, Minnesota, Charter School Lease         6/14 at 102.00       N/R      1,347,114
              Revenue Bonds, PACT Charter School, Series 2004A, 6.750%,
              12/01/33

         130 St. Paul Housing and Redevelopment Authority, Minnesota,      5/05 at 101.00       BB+        130,666
              Hospital Revenue Bonds, HealthEast Inc., Series 1993B,
              6.625%, 11/01/17

         565 St. Paul Housing and Redevelopment Authority, Minnesota,      5/05 at 101.00       BB+        568,034
              Hospital Facility Revenue Refunding Bonds, HealthEast
              Inc., Series 1993A, 6.625%, 11/01/17

       1,600 St. Paul Housing and Redevelopment Authority, Minnesota,     12/11 at 102.00       N/R      1,648,176
              Charter School Revenue Bonds, Achieve Charter School,
              Series 2003A, 7.000%, 12/01/32

       1,100 St. Paul Housing and Redevelopment Authority, Minnesota,      6/14 at 102.00       N/R      1,118,359
              Charter School Revenue Bonds, HOPE Community Academy
              Charter School, Series 2004A, 6.750%, 12/01/33

             St. Paul Housing and Redevelopment Authority, Minnesota,
             Charter School Revenue Bonds, Higher Ground Academy Charter
             School, Series 2004A:
         500  6.625%, 12/01/23                                             6/14 at 102.00       N/R        510,790
       2,120  6.875%, 12/01/33                                             6/14 at 102.00       N/R      2,165,156

       3,000 South St. Paul Housing and Redevelopment Authority,           5/05 at 102.00       BB+      3,063,180
              Minnesota, Hospital Facility Revenue Refunding Bonds,
              HealthEast Inc., Series 1994, 6.750%, 11/01/09
------------------------------------------------------------------------------------------------------------------
             Mississippi - 0.2%

       1,460 Mississippi Home Corporation, Multifamily Housing Revenue    11/19 at 101.00       N/R      1,483,014
              Bonds, Tupelo Personal Care Apartments, Series 2004-2,
              6.125%, 9/01/34

       1,000 Perry County, Mississippi, Pollution Control Revenue          3/12 at 100.00    Ba3***      1,091,430
              Refunding Bonds, Leaf River Forest Project, Series 1999,
              5.200%, 10/01/12

----
32

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Missouri - 0.8%

  $    2,380 Kansas City Industrial Development Authority, Missouri,       2/14 at 102.00       N/R $     2,412,915
              Multifamily Housing Revenue Bonds, Pickwick Apartments
              Project, Series 2004, 8.000%, 2/01/34 (Alternative Minimum
              Tax)

       4,500 Missouri Housing Development Commission, Single Family        9/14 at 100.00       AAA       4,889,880
              Mortgage Revenue Bonds, Homeownership Loan Program, Series
              2005A-1, 5.900%, 9/01/35 (Alternative Minimum Tax)

             St. Joseph Industrial Development Authority, Missouri, Tax
             Increment Bonds, Shoppes at North Village Project, Series
             2005A:
         500  5.100%, 11/01/19                                            11/14 at 100.00       N/R         503,105
       1,000  5.375%, 11/01/24                                            11/14 at 100.00       N/R       1,003,690

       2,500 St. Louis County Industrial Development Authority,            6/05 at 100.00       N/R       2,552,500
              Missouri, Revenue Bonds, Kiel Center Multipurpose Arena,
              Series 1992, 7.875%, 12/01/24 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Montana - 2.6%

       1,000 Montana Facility Finance Authority, Healthcare Facility       1/15 at 100.00        A2       1,001,860
              Revenue Bonds, Master Loan Program, Children's Home,
              Series 2005B, 4.750%, 1/01/24

       9,800 Montana Board of Investments, Exempt Facility Revenue         7/10 at 101.00       Ba3      10,323,320
              Bonds, Stillwater Mining Company Project, Series 2000,
              8.000%, 7/01/20 (Alternative Minimum Tax)

      27,880 Montana Board of Investment, Resource Recovery Revenue          No Opt. Call       N/R      27,238,202
              Bonds, Yellowstone Energy LP, Series 1993, 7.000%,
              12/31/19 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Nevada - 4.1%

       1,300 Clark County, Nevada, Local Improvement Bonds, Mountain's     8/05 at 103.00       N/R       1,340,456
              Edge Special Improvement District 142, Series 2003,
              6.375%, 8/01/23

         930 Clark County, Nevada, Industrial Development Revenue Bonds,     No Opt. Call        B-         893,209
              Nevada Power Company, Series 1995A, 5.600%, 10/01/30
              (Alternative Minimum Tax)

       6,390 Clark County, Nevada, Industrial Development Revenue            No Opt. Call        B-       6,389,936
              Refunding Bonds, Nevada Power Company, Series 1995B,
              5.900%, 10/01/30 (Alternative Minimum Tax)

       5,195 Clark County, Nevada, Industrial Development Revenue Bonds,     No Opt. Call        B-       5,097,126
              Nevada Power Company Project, Series 1995C, 5.500%,
              10/01/30

      14,580 Clark County, Nevada, Industrial Development Revenue Bonds,     No Opt. Call        B-      14,485,667
              Nevada Power Company, Series 1997A, 5.900%, 11/01/32
              (Alternative Minimum Tax)

       4,500 Clark County, Nevada, Industrial Development Revenue Bonds,  12/14 at 100.00       AAA       4,604,805
              Southwest Gas Corporation, Series 2004B, 5.000%, 12/01/33
              (Alternative Minimum Tax) - FGIC Insured

          75 Clark County, Nevada, Pollution Control Revenue Bonds,          No Opt. Call        B-          73,671
              Nevada Power Company, Series 1995D, 5.450%, 10/01/23

      10,200 Director of Nevada State Department of Business and           1/10 at 102.00       N/R      10,673,994
              Industry, Revenue Bonds, Las Vegas Monorail Project,
              Second Tier, Series 2000, 7.375%, 1/01/40

       3,700 Director of Nevada State Department of Business and          11/14 at 100.00       N/R       3,835,642
              Industry, Revenue Bonds, Las Ventanas Retirement
              Community, Series 2004B, 6.750%, 11/15/23

       8,200 Director of Nevada State Department of Business and          11/14 at 100.00       N/R       8,497,250
              Industry, Revenue Bonds, Las Ventanas Retirement
              Community, Series 2004A, 7.000%, 11/15/34

       3,200 Las Vegas, Nevada, Local Improvement Bonds, Special          12/16 at 100.00       N/R       3,296,960
              Improvement District 607, Series 2004, 6.250%, 6/01/24

       1,000 Las Vegas Paiute Tribe, Nevada, Revenue Bonds, Series        10/12 at 101.00         A       1,131,350
              2002A, 6.625%, 11/01/17 - ACA Insured
-------------------------------------------------------------------------------------------------------------------
             New Hampshire - 0.1%

       1,500 New Hampshire Health and Education Facilities Authority,     10/11 at 101.00        A+       1,603,095
              Revenue Bonds, Exeter Hospital, Series 2001A, 5.750%,
              10/01/31

         540 New Hampshire Higher Educational and Health Facilities          No Opt. Call        BB         545,864
              Authority, Revenue Bonds, Littleton Hospital Association,
              Series 1998A, 5.450%, 5/01/08
-------------------------------------------------------------------------------------------------------------------
             New Jersey - 1.9%

       2,155 New Jersey Economic Development Authority, Industrial         4/06 at 102.00       Ba3       2,250,531
              Development Revenue Refunding Bonds, Newark Airport
              Marriott Hotel, Series 1996, 7.000%, 10/01/14

----
33

Portfolio of Investments
NUVEEN HIGH YIELD MUNICIPAL BOND FUND (continued)
April 30, 2005

   Principal                                                                Optional Call                   Market
Amount (000) Description                                                      Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------
             New Jersey (continued)

  $    1,000 New Jersey Economic Development Authority, Special            9/09 at 101.00         B $      811,640
              Facilities Revenue Bonds, Continental Airlines Inc.,
              Series 1999, 6.250%, 9/15/29 (Alternative Minimum Tax)

       1,500 New Jersey Economic Development Authority, Special           11/10 at 101.00         B      1,352,205
              Facilities Revenue Bonds, Continental Airlines Inc.,
              Series 2000, 7.200%, 11/15/30 (Alternative Minimum Tax)

       2,000 New Jersey Economic Development Authority, Special            6/13 at 101.00         B      2,064,120
              Facilities Revenue Bonds, Continental Airlines Inc.,
              Series 2003, 9.000%, 6/01/33 (Alternative Minimum Tax)

       7,910 New Jersey Economic Development Authority, School Facility   12/15 at 100.00       AAA      8,857,064
              Construction Bonds, Series 2005K, 5.250%, 12/15/17 - FGIC
              Insured

       4,490 Tobacco Settlement Financing Corporation, New Jersey,         6/12 at 100.00       BBB      4,521,475
              Tobacco Settlement Asset-Backed Bonds, Series 2002,
              6.125%, 6/01/42

             Tobacco Settlement Financing Corporation, New Jersey,
             Tobacco Settlement Asset-Backed Bonds, Series 2003:
       1,600  6.375%, 6/01/32                                              6/13 at 100.00       BBB      1,656,016
       2,450  6.750%, 6/01/39                                              6/13 at 100.00       BBB      2,594,379
       3,015  7.000%, 6/01/41                                              6/13 at 100.00       BBB      3,260,903
       1,255  6.250%, 6/01/43                                              6/13 at 100.00       BBB      1,277,603
------------------------------------------------------------------------------------------------------------------
             New Mexico - 0.2%

             Cabezon Public Improvement District, Rio Rancho, New
             Mexico, Special Levy Revenue Bonds, Series 2005:
       1,505  6.000%, 9/01/24                                              9/15 at 102.00       N/R      1,515,956
       1,490  6.300%, 9/01/34                                              9/15 at 102.00       N/R      1,500,639
------------------------------------------------------------------------------------------------------------------
             New York - 3.2%

         170 New York City Industrial Development Agency, New York,        7/12 at 101.00       Ba3        169,548
              Civic Facility Revenue Bonds, Staten Island University
              Hospital, Series 2002C, 6.450%, 7/01/32

         600 New York City Industrial Development Agency, New York,        7/12 at 100.00       Ba3        600,102
              Civic Facility Revenue Bonds, Staten Island University
              Hospital, Series 2001A, 6.375%, 7/01/31

             New York City Industrial Development Agency, New York,
             Liberty Revenue Bonds, 7 World Trade Center LLC Project,
             Series 2005A:
      10,500  6.250%, 3/01/15                                              3/09 at 103.00       N/R     10,727,640
      17,000  6.500%, 3/01/35                                              3/09 at 103.00       N/R     17,389,980

         550 New York City Industrial Development Agency, New York,        8/07 at 102.00       CCC        361,196
              Special Facilities Revenue Bonds, American Airlines Inc.,
              Series 1990, 5.400%, 7/01/20 (Alternative Minimum Tax)

       1,700 New York City Industrial Development Agency, New York,        8/06 at 100.00       CCC      1,240,116
              Special Facilities Revenue Bonds, American Airlines Inc.,
              Series 1994, 6.900%, 8/01/24 (Alternative Minimum Tax)

         750 New York City Industrial Development Agency, New York,       12/12 at 101.00       Ba2        788,092
              Special Facilities Revenue Bonds, British Airways PLC,
              Series 2002, 7.625%, 12/01/32 (Alternative Minimum Tax)

         500 New York City Industrial Development Agency, New York,       11/12 at 100.00      CCC+        475,695
              Special Facilities Revenue Bonds, Continental Airlines
              Inc., Series 2003, 8.375%, 11/01/16 (Alternative Minimum
              Tax)

             Dormitory Authority of the State of New York, Revenue
             Bonds, Nyack Hospital, Series 1996:
         870  6.000%, 7/01/06                                              7/06 at 102.00       Ba3        877,760
       3,050  6.250%, 7/01/13                                              7/06 at 102.00       Ba3      3,057,656

         500 Dormitory Authority of the State of New York, Revenue         7/09 at 101.00        AA        552,885
              Bonds, Marymount Manhattan College, Series 1999, 6.125%,
              7/01/21 - RAAI Insured

       1,250 Niagara County Industrial Development Agency, New York,      11/11 at 101.00       BBB      1,347,725
              Solid Waste Disposal Facility Revenue Bonds, American
              Ref-Fuel Company of Niagara LP, Series 2001A, 5.450%,
              11/15/26 (Alternative Minimum Tax) (Mandatory put 11/15/12)

       1,850 Niagara County Industrial Development Agency, New York,      11/11 at 101.00       BBB      1,990,267
              Solid Waste Disposal Facility Revenue Refunding Bonds,
              American Ref-Fuel Company of Niagara LP, Series 2001B,
              5.550%, 11/15/24 (Alternative Minimum Tax) (Mandatory put
              11/15/13)

       1,500 Niagara County Industrial Development Agency, New York,      11/11 at 101.00       BBB      1,609,440
              Solid Waste Disposal Facility Revenue Bonds, American
              Ref-Fuel Company of Niagara LP, Series 2001C, 5.625%,
              11/15/24 (Alternative Minimum Tax) (Mandatory put 11/15/14)

----
34

   Principal                                                                Optional Call                   Market
Amount (000) Description                                                      Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------
             New York (continued)

  $    1,070 Niagara County Industrial Development Agency, New York,      11/11 at 101.00      Baa3 $    1,151,127
              Solid Waste Disposal Facility Revenue Refunding Bonds,
              American Ref-Fuel Company of Niagara LP, Series 2001D,
              5.550%, 11/15/24 (Mandatory put 11/15/15)

       2,500 Port Authority of New York and New Jersey, Special Project   10/06 at 102.00       N/R      2,649,325
              Bonds, KIAC Partners, Fourth Series 1996, 6.750%, 10/01/19
              (Alternative Minimum Tax)

         100 Suffolk County Industrial Development Agency, New York,       1/09 at 101.00       N/R         97,619
              Revenue Bonds, Nissequogue Cogeneration Partners Facility,
              Series 1998, 5.500%, 1/01/23 (Alternative Minimum Tax)

         500 Yonkers Industrial Development Agency, New York, Revenue      3/08 at 102.00       N/R        456,905
              Bonds, St. Joseph's Hospital - Yonkers Project, Series
              1998A, 6.150%, 3/01/15

             Yonkers Industrial Development Agency, New York, Revenue
             Bonds, St. Joseph's Hospital - Yonkers Project, Series
             1998C:
         750  6.150%, 3/01/15                                              3/08 at 102.00       N/R        685,358
         800  6.200%, 3/01/20                                              3/08 at 102.00       N/R        711,296
------------------------------------------------------------------------------------------------------------------
             North Carolina - 0.4%

       5,500 North Carolina Capital Facilities Financing Agency, Solid     7/12 at 106.00       N/R      5,552,965
              Waste Facilities Revenue Bonds, Liberty Tire Services of
              North Carolina LLC, Series 2004A, 6.750%, 7/01/29
------------------------------------------------------------------------------------------------------------------
             North Dakota - 0.3%

             Fort Yates Public School District 4 Building Authority,
             North Dakota, Lease Revenue Bonds, Series 2005:
       1,705  5.000%, 7/15/20 - ACA Insured                                7/15 at 100.00         A      1,773,353
       2,410  5.000%, 7/15/24 - ACA Insured                                7/15 at 100.00         A      2,463,020

         465 Oakes, North Dakota, Industrial Development Revenue Bonds,    2/08 at 100.00       N/R        479,387
              Omniquip International Inc. Project, Series 1999, 5.800%,
              2/01/14 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------
             Ohio - 3.6%

             Belmont County, Ohio, Revenue Bonds, Ohio Valley Health
             Services and Education Corporation, Series 1998:
         500  5.700%, 1/01/13                                              1/08 at 102.00         B        467,770
       1,270  5.800%, 1/01/18                                              1/08 at 102.00         B      1,141,209

       1,875 Cleveland-Cuyahoga County Port Authority, Ohio, Bond Fund     5/14 at 102.00       N/R      1,893,750
              Program Development Revenue Bonds, Garfield Heights
              Project, Series 2004D, 5.250%, 5/15/23

       1,030 Dayton, Ohio, Special Facilities Revenue Refunding Bonds,     2/08 at 102.00       AAA      1,105,036
              Emery Air Freight Corporation and Emery Worldwide Airlines
              Inc. - Guarantors, Series 1998A, 5.625%, 2/01/18

       1,465 Lake Local School District, Stark County, Ohio, General       6/15 at 100.00       AAA      1,585,716
              Obligation Bonds, Series 2005, 5.000%, 12/01/20 - FSA
              Insured

       7,000 Ohio, Environmental Facilities Revenue Bonds, Ford Motor      4/15 at 100.00      Baa1      6,968,920
              Company, Series 2005, 5.750%, 4/01/35 (Alternative Minimum
              Tax)

       5,000 Ohio, Pollution Control Revenue Bonds, General Motors           No Opt. Call      Baa3      4,902,400
              Corporation, Series 2002, 5.625%, 3/01/15

       2,655 Ohio, Solid Waste Revenue Bonds, General Motors              12/12 at 101.00      Baa3      2,635,565
              Corporation, Series 2002, 6.300%, 12/01/32 (Alternative
              Minimum Tax)

       4,300 Ohio Water Development Authority, Solid Waste Disposal        9/08 at 102.00       N/R      4,327,348
              Revenue Bonds, Bay Shore Power, Series 1998A, 5.875%,
              9/01/20 (Alternative Minimum Tax)

       2,400 Ohio Water Development Authority, Solid Waste Disposal        9/09 at 102.00       N/R      2,488,008
              Revenue Bonds, Bay Shore Power, Series 1998B, 6.625%,
              9/01/20 (Alternative Minimum Tax)

      11,000 Port Authority of Columbiana County, Ohio, Solid Waste        8/12 at 106.00       N/R     11,064,570
              Facility Revenue Bonds, APEX Environmental LLC, Series
              2004A, 7.250%, 8/01/34 (Alternative Minimum Tax)

       8,900 Port Authority of Columbiana County, Ohio, Solid Waste        8/12 at 106.00       N/R      8,981,435
              Facility Revenue Bonds, Liberty Waste Transportation LLC,
              Series 2004A, 7.000%, 8/01/21 (Alternative Minimum Tax)

       2,500 Summit County Port Authority, Ohio, Development Revenue       5/14 at 102.00       N/R      2,536,575
              Bonds, Garfield Heights Inc. Project, Series 2004A,
              5.250%, 5/15/23

       1,025 Toledo-Lucas County Port Authority, Ohio, Port Revenue          No Opt. Call        A+      1,061,418
              Bonds, Cargill Inc., Series 2004B, 4.500%, 12/01/15

----
35

Portfolio of Investments
NUVEEN HIGH YIELD MUNICIPAL BOND FUND (continued)
April 30, 2005

   Principal                                                                Optional Call                   Market
Amount (000) Description                                                      Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------
             Ohio (continued)

  $    1,275 Trumbull County, Ohio, Sewerage Disposal Revenue Bonds,         No Opt. Call      Baa3 $    1,342,295
              General Motors Corporation, Series 1994, 6.750%, 7/01/14
              (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------
             Oklahoma - 1.9%

       1,560 Durant Community Facilities Authority, Bryan County,         11/14 at 100.00       AAA      1,744,439
              Oklahoma, Sales Tax Revenue Bonds, Series 2004, 5.500%,
              11/01/19 - XLCA Insured

             Oklahoma Development Finance Authority, Revenue Refunding
             Bonds, Hillcrest Healthcare System, Series 1999A:
       1,250  5.125%, 8/15/10 (Pre-refunded to 8/15/09)                    8/09 at 101.00       AAA      1,353,013
       1,000  5.750%, 8/15/12 (Pre-refunded to 8/15/09)                    8/09 at 101.00       AAA      1,107,260
         815  5.750%, 8/15/13 (Pre-refunded to 8/15/09)                    8/09 at 101.00       AAA        902,417
       1,000  5.750%, 8/15/15 (Pre-refunded to 8/15/09)                    8/09 at 101.00       AAA      1,107,260
       1,730  5.625%, 8/15/19 (Pre-refunded to 8/15/09)                    8/09 at 101.00       AAA      1,906,962
       6,020  5.625%, 8/15/29 (Pre-refunded to 8/15/09)                    8/09 at 101.00       AAA      6,635,786

             Stillwater Medical Center Authority, Oklahoma, Hospital
             Revenue Bonds, Series 2005:
       1,100  5.250%, 5/15/16                                              5/14 at 100.00      Baa1      1,146,442
         610  5.000%, 5/15/18                                              5/14 at 100.00      Baa1        616,222
         450  5.000%, 5/15/19                                              5/14 at 100.00      Baa1        453,605

          65 Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds,       5/05 at 100.00        B-         64,196
              American Airlines Inc., Series 1992, 7.350%, 12/01/11

       5,090 Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds,       6/05 at 102.00        B-      4,328,892
              American Airlines Inc., Series 1995, 6.250%, 6/01/20

          25 Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding    6/09 at 100.00        B-         23,996
              Bonds, American Airlines Inc., Series 2000B, 6.000%,
              6/01/35 (Alternative Minimum Tax) (Mandatory put 12/01/08)

       1,255 Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding   12/08 at 100.00        B-      1,175,057
              Bonds, American Airlines Inc., Series 2001B, 5.650%,
              12/01/35 (Alternative Minimum Tax) (Mandatory put 12/01/08)

       5,000 Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding      No Opt. Call        B-      5,180,600
              Bonds, American Airlines Inc., Series 2004A, 7.750%,
              6/01/35 (Mandatory put 12/01/14)
------------------------------------------------------------------------------------------------------------------
             Pennsylvania - 4.9%

       2,335 Allegheny County Hospital Development Authority,              4/15 at 100.00      Baa2      2,344,527
              Pennsylvania, Revenue Bonds, Ohio Valley General Hospital,
              Series 2005A, 5.000%, 4/01/25

             Allegheny County Hospital Development Authority,
             Pennsylvania, Revenue Bonds, West Penn Allegheny Health
             System, Series 2000B:
         340  9.250%, 11/15/15                                            11/10 at 102.00        B1        401,832
       3,205  9.250%, 11/15/22                                            11/10 at 102.00        B1      3,787,861
       7,495  9.250%, 11/15/30                                            11/10 at 102.00        B1      8,858,041

       1,000 Allegheny County Redevelopment Authority, Pennsylvania,         No Opt. Call       N/R      1,046,710
              Redevelopment Bonds, Pittsburg Mills Project, Series 2004,
              5.600%, 7/01/23

       1,500 Cumberland County Municipal Authority, Pennsylvania,          1/13 at 101.00       N/R      1,601,145
              Retirement Community Revenue Bonds, Wesley Affiliated
              Services Inc., Series 2002A, 7.125%, 1/01/25

         500 Lebanon County Health Facilities Authority, Pennsylvania,    12/14 at 100.00       N/R        493,665
              Health Center Revenue Bonds, Pleasant View Retirement
              Community, Series 2005A, 5.300%, 12/15/26 (WI, settling
              6/01/05)

       1,595 New Morgan Industrial Development Authority, Pennsylvania,   10/05 at 101.00       BB-      1,595,048
              Solid Waste Disposal Revenue Bonds, New Morgan Landfill
              Company Inc., Series 1994, 6.500%, 4/01/19 (Alternative
              Minimum Tax)

         530 Northumberland County Industrial Development Authority,       2/13 at 102.00       N/R        531,585
              Pennsylvania, Facility Revenue Bonds, NHS Youth Services
              Inc., Series 2002, 7.500%, 2/15/29

       2,000 Pennsylvania Economic Development Financing Authority,        4/09 at 102.00       N/R      2,154,700
              Exempt Facilities Revenue Bonds, National Gypsum Company,
              Series 1997A, 6.250%, 11/01/27 (Alternative Minimum Tax)

         750 Pennsylvania Economic Development Financing Authority,       11/08 at 102.00       N/R        800,963
              Exempt Facilities Revenue Bonds, National Gypsum Company,
              Series 1997B, 6.125%, 11/01/27 (Alternative Minimum Tax)

       3,300 Pennsylvania Economic Development Financing Authority,       12/09 at 103.00        B+      3,559,083
              Exempt Facilities Revenue Bonds, Reliant Energy Inc.,
              Series 2003A, 6.750%, 12/01/36 (Alternative Minimum Tax)

----
36

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Pennsylvania (continued)

             Pennsylvania Economic Development Financing Authority,
             Exempt Facilities Revenue Bonds, Reliant Energy Inc.,
             Series 2001A:
 $    12,000  6.750%, 12/01/36 (Alternative Minimum Tax)                  12/09 at 103.00        B+ $    12,942,120
       1,250  6.750%, 12/01/36 (Alternative Minimum Tax)                  12/09 at 103.00        B+       1,348,138

       7,000 Pennsylvania Economic Development Financing Authority,       12/09 at 103.00        B+       7,549,570
              Exempt Facilities Revenue Bonds, Reliant Energy Inc.,
              Series 2002A, 6.750%, 12/01/36 (Alternative Minimum Tax)

             Pennsylvania Economic Development Financing Authority,
             Senior Lien Resource Recovery Revenue Bonds, Northampton
             Generating Project, Series 1994A:
       1,400  6.400%, 1/01/09 (Alternative Minimum Tax)                    7/05 at 101.00      BBB-       1,416,030
       1,000  6.500%, 1/01/13 (Alternative Minimum Tax)                    7/05 at 101.00      BBB-       1,008,780
       1,500  6.600%, 1/01/19 (Alternative Minimum Tax)                    7/05 at 101.00        BB       1,519,950

       1,500 Pennsylvania Economic Development Financing Authority,       12/05 at 101.00      BBB-       1,535,850
              Resource Recovery Revenue Bonds, Colver Project, Series
              1994D, 7.150%, 12/01/18 (Alternative Minimum Tax)

         580 Pennsylvania Economic Development Financing Authority,        6/08 at 100.00       BB+         567,269
              Revenue Bonds, Northwestern Human Services Inc., Series
              1998A, 5.250%, 6/01/09

       1,000 Pennsylvania Economic Development Financing Authority,        6/12 at 102.00         A       1,081,900
              Revenue Bonds, Amtrak 30th Street Station Parking Garage,
              Series 2002, 5.800%, 6/01/23 (Alternative Minimum Tax) -
              ACA Insured

         255 Pennsylvania Higher Educational Facilities Authority,           No Opt. Call        B1         250,800
              Revenue Bonds, Allegheny General Hospital, Series 1991A,
              7.125%, 9/01/07

             Philadelphia Gas Works, Pennsylvania, Revenue Bonds,
             General Ordinance, Fifth Series 2004A-1:
       3,315  5.000%, 9/01/15 - FSA Insured                                9/14 at 100.00       AAA       3,569,725
       3,005  5.000%, 9/01/16 - FSA Insured                                9/14 at 100.00       AAA       3,218,956

       4,120 Philadelphia Gas Works, Pennsylvania, Revenue Bonds,          8/14 at 100.00       AAA       4,467,357
              Eighteenth Series 2004, 5.000%, 8/01/15 - AMBAC Insured

       3,900 Philadelphia Redevelopment Authority, Pennsylvania,             No Opt. Call       N/R       4,021,290
              Multifamily Housing Revenue Bonds, Museum Towers, Series
              2000, 8.250%, 12/01/26
-------------------------------------------------------------------------------------------------------------------
             Puerto Rico - 0.5%

       6,500 Puerto Rico Electric Power Authority, Power Revenue             No Opt. Call       AAA       7,440,485
              Refunding Bonds, Series 2002JJ, 5.375%, 7/01/16 - XLCA
              Insured
-------------------------------------------------------------------------------------------------------------------
             Rhode Island - 0.1%

       1,500 Tiverton, Rhode Island, Special Obligation Tax Increment      5/12 at 102.00       N/R       1,598,340
              Bonds, Village at Mount Hope Bay, Series 2002A, 6.875%,
              5/01/22
-------------------------------------------------------------------------------------------------------------------
             South Carolina - 1.3%

         500 Richland County, South Carolina, Environmental Improvement    4/13 at 101.00       BBB         538,295
              Revenue Refunding Bonds, International Paper Company,
              Series 2003A, 6.100%, 4/01/23 (Alternative Minimum Tax)

         720 South Carolina JOBS Economic Development Authority,           8/13 at 100.00      Baa1         785,743
              Hospital Facilities Revenue Bonds, Palmetto Health
              Alliance, Series 2003A, 6.250%, 8/01/31

             South Carolina JOBS Economic Development Authority,
             Hospital Refunding and Improvement Revenue Bonds, Palmetto
             Health Alliance, Series 2003C:
       2,000  6.875%, 8/01/27                                              8/13 at 100.00      BBB+       2,267,400
         260  6.375%, 8/01/34                                              8/13 at 100.00      BBB+         285,462

             Tobacco Settlement Revenue Management Authority, South
             Carolina, Tobacco Settlement Asset-Backed Bonds, Series
             2001B:
       1,575  6.000%, 5/15/22                                              5/11 at 101.00       BBB       1,600,673
       8,265  6.375%, 5/15/28                                              5/11 at 101.00       BBB       8,500,305
       4,560  6.375%, 5/15/30                                                No Opt. Call       BBB       4,795,205
-------------------------------------------------------------------------------------------------------------------
             Tennessee - 1.3%

             Knox County Health, Educational and Housing Facilities
             Board, Tennessee, Hospital Revenue Bonds, Baptist Health
             System of East Tennessee Inc., Series 2002:
       2,150  6.375%, 4/15/22                                              4/12 at 101.00      Baa3       2,219,295
      13,105  6.500%, 4/15/31                                              4/12 at 101.00      Baa3      13,600,107

----
37

Portfolio of Investments
NUVEEN HIGH YIELD MUNICIPAL BOND FUND (continued)
April 30, 2005

   Principal                                                                Optional Call                   Market
Amount (000) Description                                                      Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------
             Tennessee (continued)

  $    3,550 McMinn County Industrial Development Board, Tennessee,        9/05 at 100.00        BB $    3,556,568
              Pollution Control Facilities Revenue Bonds, Bowater Inc. -
              Calhoun Newsprint Company Project, Series 1991, 7.625%,
              3/01/16 (Alternative Minimum Tax)

         500 McMinn County Industrial Development Board, Tennessee,        6/05 at 100.00        BB        502,575
              Solid Waste Recycling Facilities Revenue Bonds, Bowater
              Inc. - Calhoun Newsprint Company Project, Series 1992,
              7.400%, 12/01/22 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------
             Texas - 5.1%

       1,500 Abilene Health Facilities Development Corporation, Texas,    11/13 at 101.00       N/R      1,577,700
              Retirement Facility Revenue Bonds, Sears Methodist
              Retirement System, Series 2003A, 7.000%, 11/15/33

       2,500 Alliance Airport Authority, Texas, Special Facilities         6/05 at 100.00       CCC      1,961,950
              Revenue Bonds, American Airlines Inc., Series 1990,
              7.500%, 12/01/29 (Alternative Minimum Tax)

       4,240 Brazos River Authority, Texas, Pollution Control Revenue        No Opt. Call       BBB      4,604,682
              Refunding Bonds, TXU Electric Company, Series 2001C,
              5.750%, 5/01/36 (Alternative Minimum Tax) (Mandatory put
              11/01/11) (a)

       1,500 Brazos River Authority, Texas, Pollution Control Revenue        No Opt. Call       BBB      1,745,565
              Refunding Bonds, TXU Energy Company LLC, Series 2003A,
              6.750%, 4/01/38 (Alternative Minimum Tax) (Mandatory put
              4/01/13) (a)

       1,550 Brazos River Authority, Texas, Pollution Control Revenue      4/13 at 101.00       BBB      1,848,794
              Refunding Bonds, TXU Electric Company, Series 1999C,
              7.700%, 3/01/32 (Alternative Minimum Tax) (a)

         200 Brazos River Authority, Texas, Pollution Control Revenue      4/13 at 101.00       BBB        237,248
              Bonds, TXU Electric Company Project, Series 1999A, 7.700%,
              4/01/33 (Alternative Minimum Tax) (a)

         715 Brazos River Authority, Texas, Pollution Control Revenue     10/13 at 101.00       BBB        785,427
              Bonds, TXU Energy Company LLC Project, Series 2003C,
              6.750%, 10/01/38 (Alternative Minimum Tax) (a)

         195 Brazos River Authority, Texas, Revenue Bonds, Reliant         4/09 at 101.00      BBB-        202,882
              Energy Inc., Series 1999A, 5.375%, 4/01/19

         500 Brazos River Authority, Texas, Revenue Bonds, Reliant        12/08 at 102.00      BBB-        556,445
              Energy Inc., Series 1999B, 7.750%, 12/01/18

       1,780 Cass County Industrial Development Corporation, Texas,        3/15 at 100.00       BBB      1,753,033
              Environmental Improvement Revenue Bonds, International
              Paper Company, Series 2005, 4.800%, 3/01/25

       2,200 Dallas-Ft. Worth International Airport Facility Improvement   5/05 at 100.00       CCC      1,649,318
              Corporation, Texas, Revenue Bonds, American Airlines Inc.,
              Series 1992, 7.250%, 11/01/30 (Alternative Minimum Tax)

       2,650 Dallas-Ft. Worth International Airport Facility Improvement  11/05 at 102.00       CCC      2,114,356
              Corporation, Texas, Revenue Bonds, American Airlines Inc.,
              Series 1995, 6.000%, 11/01/14

             Danbury Higher Education Authority, Texas, Charter School
             Revenue Bonds, Arlington Classics Academy, Series 2004A:
         375  6.000%, 2/15/14                                              2/13 at 100.00       N/R        375,653
         895  7.000%, 2/15/24                                              2/13 at 100.00       N/R        874,782
       1,085  7.250%, 2/15/29                                              2/13 at 100.00       N/R      1,058,450

             Decatur Hospital Authority, Texas, Revenue Bonds, Wise
             Regional Health System, Series 2004A:
       2,010  7.000%, 9/01/25                                              9/14 at 100.00       N/R      2,165,313
      15,530  7.125%, 9/01/34                                              9/14 at 100.00       N/R     16,672,853

       2,000 Gulf Coast Industrial Development Authority, Texas, Solid     4/12 at 100.00       Ba3      2,283,880
              Waste Disposal Revenue Bonds, Citgo Petroleum Corporation
              Project, Series 1998, 8.000%, 4/01/28 (Alternative Minimum
              Tax)

         500 Gulf Coast Industrial Development Authority, Texas, Solid       No Opt. Call       Ba2        560,835
              Waste Disposal Revenue Bonds, Citgo Petroleum Corporation
              Project, Series 1995, 7.500%, 5/01/25 (Alternative Minimum
              Tax) (Mandatory put 9/30/12)

       3,300 Health Facilities Development District of Central Texas,      2/14 at 100.00       N/R      3,389,463
              Revenue Bonds, Lutheran Social Services of the South Inc.,
              Series 2004A, 6.875%, 2/15/32

       1,000 Houston, Texas, Airport System Special Facilities Revenue     7/09 at 101.00        B-        732,780
              Bonds, Continental Air Lines Inc. Project, Series 1998B,
              5.700%, 7/15/29 (Alternative Minimum Tax)

       1,120 Houston, Texas, Airport System Special Facilities Revenue     7/09 at 101.00        B-        820,714
              Bonds, Continental Air Lines Inc. Project, Series 1998C,
              5.700%, 7/15/29 (Alternative Minimum Tax)

----
38

   Principal                                                                Optional Call                   Market
Amount (000) Description                                                      Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------
             Texas (continued)

             Houston, Texas, Airport System Special Facilities Revenue
             Bonds, Continental Air Lines Inc. Project, Series 2001E:
 $     1,450  6.750%, 7/01/21 (Alternative Minimum Tax)                    7/11 at 101.00        B- $    1,276,218
         500  7.375%, 7/01/22 (Alternative Minimum Tax)                    7/11 at 101.00        B-        467,050
       2,750  6.750%, 7/01/29 (Alternative Minimum Tax)                    7/11 at 101.00        B-      2,361,068

             Houston Health Facilities Development Corporation, Texas,
             Revenue Bonds, Buckingham Senior Living Community Inc.,
             Series 2004A:
         250  7.000%, 2/15/23                                              2/14 at 101.00       N/R        270,485
       1,400  7.125%, 2/15/34                                              2/14 at 101.00       N/R      1,506,610

       2,260 Matagorda County Navigation District 1, Texas, Revenue        5/09 at 101.00      BBB-      2,294,691
              Bonds, Reliant Energy Inc., Series 1999B, 5.950%, 5/01/30
              (Alternative Minimum Tax)

       1,500 Matagorda County Navigation District 1, Texas, Revenue        4/08 at 102.00      BBB-      1,656,315
              Bonds, Reliant Energy Inc., Series 1999C, 8.000%, 5/01/29
              (Mandatory put 4/01/08)

             Orchard Higher Educational Finance Corporation, Texas,
             Charter School Revenue Bonds, A.W. Brown Fellowship Charter
             School, Series 2005A:
       1,135  5.250%, 2/15/24 - ACA Insured                                2/14 at 100.00         A      1,172,444
       2,120  5.000%, 2/15/32 - ACA Insured                                2/14 at 100.00         A      2,111,774

       1,000 Port Corpus Christi Industrial Development Corporation,       5/07 at 102.00       Ba2      1,074,290
              Texas, Environmental Facilities Revenue Bonds, Citgo
              Petroleum Corporation, Series 2003, 8.250%, 11/01/31
              (Alternative Minimum Tax)

       1,000 Sabine River Authority, Texas, Pollution Control Revenue      8/13 at 101.00       BBB      1,100,100
              Refunding Bonds, TXU Energy Company LLC Project, Series
              2003B, 6.150%, 8/01/22

       2,725 Texas General Services Commission, Texas, Certificates of     9/05 at 100.00       N/R      2,769,636
              Participation, Series 1992, 7.500%, 3/15/12

       5,850 Texas Department of Housing and Community Affairs,            7/21 at 100.00       N/R      5,852,165
              Multifamily Housing Revenue Bonds, Humble Parkway
              Townhomes, Series 2004, 6.600%, 1/01/41 (Alternative
              Minimum Tax)

       3,750 Texas Public Finance Authority, Charter School Revenue       12/14 at 100.00        BB      3,752,250
              Bonds, School of Excellence Charter School, Series 2004A,
              7.000%, 12/01/34
------------------------------------------------------------------------------------------------------------------
             Utah - 0.2%

         750 Bountiful, Davis County, Utah, Hospital Revenue Refunding    12/08 at 101.00       N/R        683,220
              Bonds, South Davis Community Hospital Project, Series
              1998, 5.750%, 12/15/18

       1,500 Carbon County, Utah, Solid Waste Disposal Revenue Refunding   8/05 at 102.00       BB-      1,537,500
              Bonds, Laidlaw/ECDC Project, Guaranteed by Allied Waste
              Industries, Series 1995, 7.500%, 2/01/10 (Alternative
              Minimum Tax)

       1,150 Carbon County, Utah, Solid Waste Disposal Revenue Bonds,      7/07 at 102.00       N/R      1,185,075
              Laidlaw/ECDC Project, Guaranteed by Allied Waste
              Industries, Series 1997A, 7.450%, 7/01/17 (Alternative
              Minimum Tax)

          30 Utah Housing Finance Agency, Single Family Mortgage Bonds,    7/09 at 101.50       Aa2         30,141
              Series 1999F, 6.300%, 7/01/21 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------
             Virgin Islands - 0.2%

         625 Virgin Islands Government Refinery Facilities, Senior         1/13 at 100.00       BBB        710,069
              Secured Revenue Bonds, Hovensa LLC Coker Project, Series
              2002, 6.500%, 7/01/21 (Alternative Minimum Tax)

       1,000 Virgin Islands Public Finance Authority, Senior Secured       7/14 at 100.00       BBB      1,079,700
              Lien Refinery Revenue Bonds, Hovensa LLC, Series 2004,
              5.875%, 7/01/22

       1,575 Virgin Islands Public Finance Authority, Senior Lien         10/14 at 100.00       BBB      1,694,291
              Matching Fund Loan Note, Series 2004A, 5.250%, 10/01/21
------------------------------------------------------------------------------------------------------------------
             Virginia - 3.5%

       1,710 Bedford County Industrial Development Authority, Virginia,    2/08 at 102.00       Ba3      1,715,352
              Industrial Development Revenue Refunding Bonds, Nekoosa
              Packaging Corporation, Series 1998, 5.600%, 12/01/25
              (Alternative Minimum Tax) (a)

         125 Bedford County Industrial Development Authority, Virginia,   12/09 at 101.00       Ba3        130,786
              Industrial Development Revenue Refunding Bonds, Nekoosa
              Packaging Corporation, Series 1999A, 6.550%, 12/01/25
              (Alternative Minimum Tax)

       2,101 Bell Creek Community Development Authority, Virginia,         3/13 at 101.00       N/R      2,141,297
              Special Assessment Bonds, Series 2003A, 6.750%, 3/01/22

       3,000 Broad Street Community Development Authority, Virginia,       6/13 at 102.00       N/R      3,134,100
              Revenue Bonds, Series 2003, 7.500%, 6/01/33

----
39

Portfolio of Investments
NUVEEN HIGH YIELD MUNICIPAL BOND FUND (continued)
April 30, 2005

   Principal                                                                Optional Call                   Market
Amount (000) Description                                                      Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------
             Virginia (continued)

  $    2,226 Celebrate Virginia North Community Development Authority,     3/14 at 102.00       N/R $    2,258,700
              Special Assessment Revenue Bonds, Series 2003B, 6.750%,
              3/01/34

       1,010 Goochland County Industrial Development Authority,           12/08 at 101.00       Ba3      1,013,151
              Virginia, Industrial Development Revenue Refunding Bonds,
              Nekoosa Packaging Corporation Project, Series 1998,
              5.650%, 12/01/25 (Alternative Minimum Tax) (a)

       2,005 Hopewell Industrial Development Authority, Virginia,          6/05 at 100.00       N/R      2,048,108
              Resources Recovery Revenue Refunding Bonds, Stone
              Container Corporation Project, Series 1992, 8.250%, 6/01/16

             Lexington Industrial Development Authority, Virginia,
             Hospital Facility Revenue Refunding, Bonds, Stonewall
             Jackson Hospital, Series 2000:
          70  5.750%, 7/01/07                                                No Opt. Call       N/R         70,170
          25  6.250%, 7/01/11                                              7/10 at 102.00       N/R         25,152
          30  6.350%, 7/01/12                                              7/10 at 102.00       N/R         30,206
         110  6.550%, 7/01/14                                              7/10 at 102.00       N/R        110,749
          20  6.625%, 7/01/15                                              7/10 at 102.00       N/R         20,136
         120  6.875%, 7/01/20                                              7/10 at 102.00       N/R        120,806
          25  7.000%, 7/01/25                                              7/10 at 102.00       N/R         25,166

       3,000 Mecklenburg County Industrial Development Authority,         10/12 at 100.00        A3      3,378,660
              Virginia, Revenue Bonds, UAE Mecklenburg Cogeneration LP,
              Series 2002, 6.500%, 10/15/17 (Alternative Minimum Tax)

             Pocahontas Parkway Association, Virginia, Senior Lien
             Revenue Bonds, Route 895 Connector Toll Road, Series 1998A:
         200  5.000%, 8/15/06                                                No Opt. Call        BB        202,462
         500  5.250%, 8/15/07                                                No Opt. Call        BB        511,775
       4,905  5.500%, 8/15/28                                              8/08 at 102.00        BB      4,816,759

             Pocahontas Parkway Association, Virginia, Senior Lien
             Revenue Bonds, Route 895 Connector Toll Road, Series 1998B:
       2,875  0.000%, 8/15/12                                               8/08 at 82.10        BB      1,945,829
       7,200  0.000%, 8/15/14                                               8/08 at 73.23        BB      4,307,256
       3,100  0.000%, 8/15/15                                               8/08 at 68.82        BB      1,742,169
         350  0.000%, 8/15/16                                               8/08 at 64.81        BB        185,339
         160  0.000%, 8/15/19                                               8/08 at 54.38        BB         70,823
      15,300  0.000%, 8/15/23                                               8/08 at 42.95        BB      5,332,202
       1,750  0.000%, 8/15/29                                               8/08 at 30.08        BB        413,734
       1,050  0.000%, 8/15/30                                               8/08 at 28.38        BB        232,796
      24,000  0.000%, 8/15/33                                               8/08 at 23.55        BB      4,401,840

             Pocahontas Parkway Association, Virginia, Subordinate Lien
             Revenue Bonds, Route 895 Connector Toll Road, Series 1998C:
       5,500  0.000%, 8/15/26                                               8/08 at 33.98        B3      1,138,500
       5,500  0.000%, 8/15/27                                               8/08 at 31.68        B3      1,057,320
       5,600  0.000%, 8/15/28                                               8/08 at 29.79        B3        999,767
       6,200  0.000%, 8/15/31                                               8/08 at 24.77        B3        897,945

       5,500 Rockbridge County Industrial Development Authority,           7/11 at 100.00        B2      5,214,274
              Virginia, Horse Center Revenue and Refunding Bonds, Series
              2001C, 6.850%, 7/15/21

       1,000 Virginia Gateway Community Development Authority, Prince      3/13 at 102.00       N/R      1,032,710
              William County, Special Assessment Bonds, Series 2003,
              6.375%, 3/01/30

         505 Virginia Small Business Financing Authority, Industrial         No Opt. Call       N/R        511,508
              Development Water Revenue Bonds, S.I.L. Clean Water, LLC
              Project, Series 1999, 7.250%, 11/01/09 (Alternative
              Minimum Tax)
------------------------------------------------------------------------------------------------------------------
             Washington - 0.5%

       6,180 Seattle, Washington, Municipal Light and Power Revenue        8/14 at 100.00       AAA      6,289,261
              Bonds, Series 2004, 4.500%, 8/01/19 - FSA Insured

       1,500 Skagit County Public Hospital District 1, Washington,        12/15 at 100.00      Baa3      1,543,110
              Revenue Bonds, Skagit Valley Hospital, Series 2005,
              5.500%, 12/01/30 (WI, settling 5/12/05)
------------------------------------------------------------------------------------------------------------------
             Wisconsin - 1.5%

             Badger Tobacco Asset Securitization Corporation, Wisconsin,
             Tobacco Settlement Asset-Backed Bonds, Series 2002:
       1,000  7.000%, 6/01/28                                              6/12 at 100.00       BBB      1,081,830
       7,025  6.375%, 6/01/32                                              6/12 at 100.00       BBB      7,180,954

----
40

   Principal                                                                Optional Call                   Market
Amount (000) Description                                                      Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------
             Wisconsin (continued)

  $      100 Green Bay Redevelopment Authority, Wisconsin, Industrial        No Opt. Call       Ba2 $      101,083
              Development Revenue Bonds, Fort James Project, Series
              1999, 5.600%, 5/01/19 (Alternative Minimum Tax)

         450 Lac Courte Oreilles Band of Lake Superior Chippewa Indians,  12/14 at 101.00       N/R        452,272
              Wisconsin, Revenue Bonds, Series 2003A, 7.750%, 6/01/16

       1,065 Nekoosa, Wisconsin, Pollution Control Revenue Bonds,            No Opt. Call       Ba3      1,089,910
              Nekoosa Paper Inc., Series 1999B, 5.500%, 7/01/15

         250 Wisconsin Health and Educational Facilities Authority,        7/11 at 100.00        A-        266,942
              Revenue Bonds, Agnesian Healthcare Inc., Series 2001,
              6.000%, 7/01/21

       1,000 Wisconsin Health and Educational Facilities Authority,        2/09 at 101.00      BBB+      1,023,080
              Revenue Bonds, Aurora Health Care Inc., Series 1999A,
              5.600%, 2/15/29

       1,365 Wisconsin Health and Educational Facilities Authority,       10/11 at 100.00       BBB      1,411,860
              Revenue Bonds, Carroll College Inc., Series 2001, 6.250%,
              10/01/21

       2,500 Wisconsin Health and Educational Facilities Authority,        5/12 at 100.00       N/R      2,627,424
              Revenue Bonds, Divine Savior Healthcare, Series 2002A,
              7.500%, 5/01/32

       2,250 Wisconsin Health and Educational Facilities Authority,        1/13 at 101.00       N/R      2,345,557
              Revenue Bonds, Community Memorial Hospital Inc. - Oconto
              Falls, Series 2003, 7.250%, 1/15/33

             Wisconsin Health and Educational Facilities Authority,
             Revenue Bonds, Southwest Health Center Inc., Series 2004A:
         875  6.125%, 4/01/24                                              4/14 at 100.00       N/R        868,752
       1,000  6.250%, 4/01/34                                              4/14 at 100.00       N/R        986,510

       2,500 Wisconsin Health and Educational Facilities Authority,        8/14 at 100.00       N/R      2,579,174
              Revenue Bonds, Beaver Dam Community Hospitals Inc., Series
              2004A, 6.750%, 8/15/34
------------------------------------------------------------------------------------------------------------------
             Other - 2.0%

       4,000 Charter Mac Equity Issuer Trust, Preferred Shares, Series       No Opt. Call        A3      4,275,440
              2004A-4, 5.750%, 12/31/45 (Mandatory put 4/30/15)

      14,000 GMAC Municipal Mortgage Trust, Series B-1, 5.600%, 10/31/39     No Opt. Call      Baa1     14,415,940
              (Alternative Minimum Tax) (Mandatory put 10/31/19)

       8,000 GMAC Municipal Mortgage Trust, Series C-1, 5.700%, 10/31/40   4/15 at 100.00      Baa2      8,051,760
              (Alternative Minimum Tax)

       1,598 MMA Financial Mutlifamily Securitization Trust, Class B         No Opt. Call       N/R      1,593,414
              Certificates, Series 2005B, 9.000%, 7/01/10 (Alternative
              Minimum Tax) (Mandatory put 7/01/10)

         604 MMA Financial Multifamily Securitization Trust, Class B         No Opt. Call       N/R        602,321
              Certificates, Series 2005A, 9.000%, 12/01/09 (Alternative
              Minimum Tax) (Mandatory put 12/01/09)
------------------------------------------------------------------------------------------------------------------
  $1,480,495 Total Long-Term Investments (cost $1,394,830,996) - 99.0%                               1,460,426,344
------------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 1.0%                                                       14,539,237
             ----------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $1,474,965,581
             ----------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.
           (a)The issuer has received a preliminary adverse determination from the Internal Revenue Service (the "IRS") regarding the tax-exempt status of the bonds' coupon payments. The Fund will continue to treat coupon payments as tax-exempt income until such time that it is formally determined that the interest on the bonds should be treated as taxable.
          (IF)Inverse floating rate security.
          (DD)Security purchased on a delayed delivery basis.
          (WI)Security purchased on a when-issued basis.
           # Non-income producing security. On January 1, 2002, CFR Holdings, Inc. (an entity formed by Nuveen for the benefit of the Nuveen Funds owning various interest in CanFibre of Riverside) took possession of the CanFibre of Riverside assets on behalf of the various Nuveen Funds. CFR Holdings, Inc. determined that a sale of the facility was in the best interest of shareholders and proceeded accordingly. Investment valued at fair value using methods determined in good faith by or at the direction of the Board of Trustees.

                                See accompanying notes to financial statements.

----
41

Portfolio of Investments
NUVEEN ALL-AMERICAN MUNICIPAL BOND FUND
April 30, 2005

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             Alabama - 2.5%

    $    200 Alabama State Docks Department, Docks Facilities Revenue     10/06 at 102.00       AAA $    211,602
              Bonds, Series 1996, 6.100%, 10/01/13 (Alternative Minimum
              Tax) - MBIA Insured

         400 Bayou La Batre Utilities Board, Alabama, Water and Sewer      3/07 at 102.00        AA      422,384
              Revenue Refunding and Improvement Bonds, Series 1997,
              5.750%, 3/01/27 - RAAI Insured

         100 Jefferson County, Alabama, Sewer Revenue Warrants, Series     2/07 at 101.00       AAA      105,892
              1997D, 5.750%, 2/01/27 (Pre-refunded to 2/01/07) - FGIC
              Insured

       2,000 Sheffield, Alabama, Electric Revenue Bonds, Series 2003,      7/13 at 100.00       Aaa    2,228,540
              5.500%, 7/01/29 - AMBAC Insured

       5,000 Southeast Alabama Gas District, General System Revenue        6/10 at 102.00       Aaa    5,515,450
              Bonds, Series 2000A, 5.500%, 6/01/20 - AMBAC Insured

         250 Tallassee Industrial Development Board, Alabama, Revenue      8/06 at 102.00      A***      264,643
              Bonds, Dow-United Technologies Composite Products, Series
              1996A, 6.100%, 8/01/14 (Pre-refunded to 8/01/06)
----------------------------------------------------------------------------------------------------------------
             Alaska - 1.0%

       3,200 Anchorage, Alaska, Water Revenue Refunding Bonds, Series      9/09 at 101.00       AAA    3,568,704
              1999, 6.000%, 9/01/24 - AMBAC Insured
----------------------------------------------------------------------------------------------------------------
             Arizona - 1.0%

       2,100 Arizona Health Facilities Authority, Hospital System         12/10 at 102.00       BBB    2,351,391
              Revenue Bonds, John C. Lincoln Health Network, Series
              2000, 7.000%, 12/01/25

       1,050 Northern Arizona University, System Revenue Bonds, Series     6/14 at 100.00       AAA    1,174,509
              2003, 5.500%, 6/01/22 - FGIC Insured
----------------------------------------------------------------------------------------------------------------
             California - 7.9%

             California, General Obligation Bonds, Series 2004:
         875  5.000%, 2/01/19 - AMBAC Insured                              2/14 at 100.00       AAA      941,386
       1,000  5.200%, 4/01/26                                              4/14 at 100.00         A    1,064,170

             California Department of Water Resources, Power Supply
             Revenue Bonds, Series 2002A:
       2,000  6.000%, 5/01/14                                              5/12 at 101.00        A2    2,318,800
       5,500  5.375%, 5/01/21                                              5/12 at 101.00        A2    5,994,450

       4,335 California Department of Water Resources, Power Supply        5/12 at 101.00       AAA    6,095,444
              Revenue Bonds, DRIVERS, Series 344, 9.905%, 5/01/13 (IF)

             California State Public Works Board, Lease Revenue Bonds,
             Department of General Services, Series 2003D:
       1,350  5.500%, 6/01/17                                             12/13 at 100.00        A-    1,500,593
       1,490  5.500%, 6/01/19                                             12/13 at 100.00        A-    1,649,341

       8,000 Contra Costa Home Mortgage Finance Authority, California,       No Opt. Call       AAA    3,827,040
              Home Mortgage Revenue Bonds, Series 1984, 0.000%, 9/01/17
              - MBIA Insured

       1,500 Long Beach, California, Revenue Bonds, Aquarium of the        7/05 at 102.00       AAA    1,539,270
              Pacific Project, Series 1995A, 6.125%, 7/01/23
              (Pre-refunded to 7/01/05)

       1,740 Palmdale, California, Special Tax Bonds, Community            9/15 at 101.00       N/R    1,755,329
              Facilities District 2003-1, Anaverde Project,
              Series 2005A, 5.350%, 9/01/30

             Sacramento Cogeneration Authority, California, Cogeneration
             Project Revenue Bonds, Proctor and Gamble, Series 1995:
         500  6.200%, 7/01/06                                              7/05 at 102.00       BBB      512,605
       1,000  6.500%, 7/01/21 (Pre-refunded to 7/01/05)                    7/05 at 102.00       AAA    1,026,840
----------------------------------------------------------------------------------------------------------------
             Colorado - 3.2%

       6,000 Arapahoe County Capital Improvement Trust Fund, Colorado,       No Opt. Call       AAA    5,949,420
              Senior Revenue Bonds, Highway E-470, Series 1986C, 0.000%,
              8/31/05

       2,000 Arapahoe County Capital Improvement Trust Fund, Colorado,     8/05 at 103.00       AAA    2,088,980
              Senior Revenue Bonds, Highway E-470, Series 1986B, 6.950%,
              8/31/20 (Pre-refunded to 8/31/05)

       1,165 Colorado Housing Finance Authority, Single Family Program     4/10 at 105.00        AA    1,203,946
              Senior Bonds, Series 2000D-2, 6.900%, 4/01/29 (Alternative
              Minimum Tax)

       1,850 Douglas County School District RE1, Douglas and Elbert       12/14 at 100.00       Aaa    2,134,475
              Counties, Colorado, General Obligation Bonds, Series 2004,
              5.750%, 12/15/23 - FGIC Insured

----
42

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             Connecticut - 2.0%

             Bridgeport, Connecticut, General Obligation Bonds, Series
             ROL-II-R-45:
    $  2,360  11.883%, 7/15/16 (IF) (Pre-refunded to 7/15/10)              7/10 at 101.00       AAA $  3,406,660
       2,600  11.832%, 7/15/17 (IF) (Pre-refunded to 7/15/10)              7/10 at 101.00       AAA    3,753,100
----------------------------------------------------------------------------------------------------------------
             District of Columbia - 1.3%

       4,365 District of Columbia, Certificates of Participation, Series   1/14 at 100.00       AAA    4,805,254
              2003, 5.500%, 1/01/18 - AMBAC Insured
----------------------------------------------------------------------------------------------------------------
             Florida - 2.8%

       1,200 Escambia County Health Facilities Authority, Florida,           No Opt. Call        AA    1,329,060
              Revenue Bonds, Ascension Health Credit Group,
              Series 2003A, 5.250%, 11/15/14

       3,510 Florida Housing Finance Corporation, Revenue Bonds, Wyndham   1/11 at 100.00       AAA    3,682,517
              Place Apartments, Series 2000W-1, 5.850%, 1/01/41
              (Alternative Minimum Tax) - FSA Insured

             Jacksonville Port Authority, Florida, Seaport Revenue
             Bonds, Series 2000:
       1,115  5.625%, 11/01/26 (Alternative Minimum Tax) (Pre-refunded    11/10 at 100.00       Aaa    1,234,773
              to 11/01/10) - MBIA Insured
       1,600  5.625%, 11/01/26 (Alternative Minimum Tax) - MBIA Insured   11/10 at 100.00       Aaa    1,728,576

       1,830 Nassau County, Florida, ICF/MR Revenue Bonds, GF/Amelia       7/05 at 101.00       N/R    1,851,686
              Island Properties Inc., Series 1993A, 9.750%, 1/01/23
----------------------------------------------------------------------------------------------------------------
             Georgia - 0.5%

       1,500 Fulton County Development Authority, Georgia, Revenue           No Opt. Call       AAA    1,655,925
              Bonds, Georgia Tech - Klaus Parking and Family Housing,
              Series 2003, 5.000%, 11/01/13 - MBIA Insured
----------------------------------------------------------------------------------------------------------------
             Illinois - 6.6%

             Champaign, Illinois, General Obligation Public Safety Sales
             Tax Bonds, Series 1999:
       1,140  8.250%, 1/01/21 - FGIC Insured                                 No Opt. Call       AAA    1,652,795
       1,275  8.250%, 1/01/22 - FGIC Insured                                 No Opt. Call       AAA    1,865,975

       1,020 Chicago Board of Education, Illinois, General Obligation     12/14 at 100.00       AAA    1,139,187
              Bonds, DePriest Elementary School Project, Series 2004H,
              5.500%, 12/01/22 - MBIA Insured

       2,000 Illinois Development Finance Authority, Revenue Bonds,        9/06 at 102.00       AAA    2,125,140
              Presbyterian Home of Lake Forest, Series 1996B, 6.300%,
              9/01/22 - FSA Insured

       2,000 Illinois Health Facilities Authority, Revenue Bonds,          8/06 at 102.00    N/R***    2,138,740
              Fairview Obligated Group, Series 1995A, 7.125%, 8/15/17
              (Pre-refunded to 8/15/06)

       4,000 Illinois Health Facilities Authority, Revenue Bonds,          8/07 at 101.00      Baa2    3,821,280
              Victory Health Services, Series 1997A, 5.750%, 8/15/27

       3,320 Kane County, Illinois, Motor Fuel and Tax Alternative           No Opt. Call       AAA    3,768,399
              Revenue Source Bonds, Series 2004, 5.250%, 1/01/21 - FGIC
              Insured

       1,645 Warren Township School District 121, Lake County, Gurnee,     3/14 at 101.00       AAA    1,824,799
              Illinois, General Obligation Bonds, Series 2004C, 5.500%,
              3/01/22 - AMBAC Insured

       1,260 Markham, Illinois, Alternative Source Revenue Bonds, Series   4/15 at 100.00        AA    1,345,315
              2005A, 5.250%, 4/01/23 - RAAI Insured

       3,000 Metropolitan Pier and Exposition Authority, Illinois,           No Opt. Call       AAA    3,988,020
              Revenue Bonds, McCormick Place Hospitality Facility,
              Series 1996A, 7.000%, 7/01/26
----------------------------------------------------------------------------------------------------------------
             Indiana - 2.9%

       2,805 DeKalb Eastern High School Building Corporation, Indiana,     1/12 at 100.00       AAA    3,198,542
              First Mortgage Bonds, Series 2003, 6.000%, 1/15/18 - FSA
              Insured

       1,235 Hendricks County Building Facilities Corporation, Indiana,    7/14 at 100.00       Aa3    1,368,652
              First Mortgage Revenue Bonds, Series 2004, 5.500%, 7/15/24

       1,235 Indiana Housing Finance Authority, Single Family Mortgage     1/10 at 100.00       Aaa    1,255,847
              Revenue Bonds, Series 2000C-3, 5.650%, 7/01/30
              (Alternative Minimum Tax)

       1,010 Indiana Transportation Finance Authority, Highway Revenue       No Opt. Call       Aa2    1,246,542
              Bonds, Series 1992A, 6.800%, 12/01/16

       1,815 Indiana Transportation Finance Authority, Highway Revenue     6/13 at 100.00       AAA    2,040,006
              Bonds, Series 2003A, 5.250%, 6/01/19 (Pre-refunded to
              6/01/13) - FSA Insured

       1,000 Vigo County School Building Corporation, Indiana, First       1/13 at 100.00       AAA    1,068,450
              Mortgage Bonds, Series 2003, 5.250%, 7/10/24 - FSA Insured

----
43

Portfolio of Investments
NUVEEN ALL-AMERICAN MUNICIPAL BOND FUND (continued)
April 30, 2005

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             Kansas - 0.8%

    $  2,585 Sedgwick and Shawnee Counties, Kansas, FNMA/GNMA             12/11 at 104.50       Aaa $  2,734,672
              Mortgage-Backed Securities Program Single Family Revenue
              Bonds, Series 2002A, 6.250%, 12/01/33 (Alternative Minimum
              Tax)
----------------------------------------------------------------------------------------------------------------
             Kentucky - 0.5%

       2,000 Kentucky Economic Development Finance Authority, Hospital     4/08 at 102.00       BB-    1,888,960
              System Revenue Refunding and Improvement Bonds,
              Appalachian Regional Healthcare Inc., Series 1997, 5.875%,
              10/01/22
----------------------------------------------------------------------------------------------------------------
             Louisiana - 1.5%

         650 Calcasieu Parish Public Trust Authority, Louisiana, Single    4/10 at 105.00       Aaa      681,291
              Family Mortgage Revenue Bonds, Series 2000A, 7.000%,
              10/01/31 (Alternative Minimum Tax)

       4,750 Tobacco Settlement Financing Corporation, Louisiana,          5/11 at 101.00       BBB    4,695,755
              Tobacco Settlement Asset-Backed Bonds, Series 2001B,
              5.500%, 5/15/30
----------------------------------------------------------------------------------------------------------------
             Maryland - 2.1%

       2,000 Maryland Energy Financing Administration, Solid Waste        12/06 at 102.00        A-    2,100,900
              Disposal Revenue Bonds, Baltimore Wheelabrator Water
              Projects LLC, Series 1996, 6.450%, 12/01/16 (Alternative
              Minimum Tax)

       5,000 University of Maryland, Auxiliary Facility and Tuition        4/13 at 100.00        AA    5,401,300
              Revenue Bonds, Series 2003A, 5.000%, 4/01/21
----------------------------------------------------------------------------------------------------------------
             Massachusetts - 3.6%

       5,000 Massachusetts, General Obligation Bonds, Consolidated Loan,   8/12 at 100.00       AAA    5,596,550
              Series 2002D, 5.375%, 8/01/21 (Pre-refunded to 8/01/12) -
              MBIA Insured

             Massachusetts, General Obligation Bonds, Series 2003D:
       2,480  5.500%, 10/01/18                                               No Opt. Call        AA    2,853,612
       1,000  5.250%, 10/01/22 (Pre-refunded to 10/01/13)                 10/13 at 100.00     AA***    1,116,240

       3,000 Massachusetts Industrial Finance Agency, Resource Recovery   12/08 at 102.00       BBB    3,079,170
              Revenue Refunding Bonds, Ogden Haverhill Project, Series
              1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------
             Michigan - 3.5%

       2,755 Detroit City School District, Wayne County, Michigan,         5/13 at 100.00       AAA    2,968,347
              General Obligation Bonds, Series 2003B, 5.000%, 5/01/20 -
              FGIC Insured

       3,000 Michigan State Hospital Finance Authority, Revenue            8/05 at 100.00       Ba3    3,002,760
              Refunding Bonds, Detroit Medical Center Obligated Group,
              Series 1993A, 6.500%, 8/15/18

       2,000 Michigan State Hospital Finance Authority, Hospital Revenue   8/08 at 101.00       Ba3    1,787,600
              Bonds, Detroit Medical Center Obligated Group, Series
              1998A, 5.250%, 8/15/23

       2,000 Michigan Strategic Fund, Collateralized Limited Obligation    9/11 at 100.00        A3    2,107,340
              Pollution Control Revenue Refunding Bonds, Fixed Rate
              Conversion, Detroit Edison Company, Series 1999C, 5.650%,
              9/01/29 (Alternative Minimum Tax)

       2,500 Michigan Strategic Fund, Limited Obligation Revenue          12/12 at 100.00       AAA    2,649,450
              Refunding Bonds, Detroit Edison Company, Series 2002C,
              5.450%, 12/15/32 (Alternative Minimum Tax) - XLCA Insured
----------------------------------------------------------------------------------------------------------------
             Minnesota - 0.5%

         485 Minnesota Housing Finance Agency, Single Family Remarketed    7/10 at 101.50       AA+      498,362
              Mortgage Bonds, Series 1997G, 6.000%, 1/01/18

       1,080 St. Paul Port Authority, Minnesota, Lease Revenue Bonds,     12/13 at 100.00       AA+    1,195,474
              Office Building at Cedar Street, Series 2003, 5.250%,
              12/01/20
----------------------------------------------------------------------------------------------------------------
             Missouri - 1.2%

       2,000 Missouri Housing Development Commission, Single Family        3/14 at 100.00       AAA    2,134,780
              Mortgage Revenue Bonds, Homeownership Loan Program, Series
              2004D, 5.500%, 9/01/34 (Alternative Minimum Tax)

       1,915 Sikeston, Missouri, Electric System Revenue Refunding           No Opt. Call       AAA    2,269,811
              Bonds, Series 1996, 6.000%, 6/01/14 - MBIA Insured
----------------------------------------------------------------------------------------------------------------
             New Hampshire - 1.7%

       5,500 New Hampshire Business Finance Authority, Pollution Control   5/12 at 101.00       AAA    6,037,075
              Revenue Refunding Bonds, Public Service Company of New
              Hampshire, Series 2001C, 5.450%, 5/01/21 - MBIA Insured

----
44

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             New Jersey - 2.0%

    $  1,335 Manalapan-Englishtown Regional Board of Education, New          No Opt. Call       Aaa $  1,602,668
              Jersey, General Obligation Bonds, Series 2004, 5.750%,
              12/01/21 - FGIC Insured

       1,500 New Jersey, General Obligation Bonds, Series 2005L, 5.250%,     No Opt. Call       AAA    1,707,780
              7/15/19 - AMBAC Insured

       2,000 Passaic Valley Water Commission, New Jersey, Water System       No Opt. Call       AAA    2,235,100
              Revenue Bonds, Series 2003, 5.000%, 12/15/19 - FSA Insured

       1,455 Tobacco Settlement Financing Corporation, New Jersey,         6/12 at 100.00       BBB    1,453,923
              Tobacco Settlement Asset-Backed Bonds, Series 2002,
              5.750%, 6/01/32
----------------------------------------------------------------------------------------------------------------
             New York - 13.2%

       4,000 Metropolitan Transportation Authority, New York, State        7/12 at 100.00       AA-    4,175,240
              Service Contract Refunding Bonds, Series 2002A, 5.125%,
              1/01/29

       1,000 Metropolitan Transportation Authority, New York, Dedicated   10/14 at 100.00       AAA    1,131,250
              Tax Fund Bonds, Series 1999A, 5.250%, 4/01/23
              (Pre-refunded to 10/01/14) - FSA Insured

         115 New York City, New York, General Obligation Bonds, Fiscal     4/07 at 101.00       Aaa      123,566
              Series 1997I, 6.250%, 4/15/27 (Pre-refunded to 4/15/07)

          15 New York City, New York, General Obligation Bonds, Series       No Opt. Call        A1       15,055
              1991B, 7.500%, 2/01/09

       5,000 New York City, New York, General Obligation Bonds, Fiscal     8/12 at 100.00        A1    5,570,950
              Series 2003A, 5.750%, 8/01/16

       3,500 New York City, New York, General Obligation Bonds, Fiscal     8/13 at 100.00        A1    3,828,475
              Series 2004A, 5.500%, 8/01/20

       2,700 New York City Transitional Finance Authority, New York,       5/10 at 101.00       Aa3    3,837,402
              Future Tax Secured Bonds, Residual Interest Certificates,
              Series 319, 11.170%, 11/01/17 (IF)

       2,500 Dormitory Authority of the State of New York, Revenue         7/05 at 102.00       AAA    2,567,300
              Bonds, Department of Health - Roswell Park Cancer Center,
              Series 1995, 6.625%, 7/01/24 (Pre-refunded to 7/01/05)

             New York State Housing Finance Agency, Service Contract
             Obligation Revenue Bonds, Series 1995A:
         350  6.375%, 9/15/15 (Pre-refunded to 9/15/05)                    9/05 at 102.00    AA-***      361,918
          20  6.375%, 9/15/15                                              9/05 at 102.00       AA-       20,634
       2,630  6.375%, 9/15/15 (Pre-refunded to 9/15/07)                    9/07 at 100.00       AAA    2,837,612

       2,125 New York State Urban Development Corporation, Special           No Opt. Call       AA-    2,437,481
              Project Revenue Bonds, University Facilities Grants,
              Series 1995, 5.500%, 1/01/19

       5,000 New York State Urban Development Corporation, Service           No Opt. Call       AA-    5,503,400
              Contract Revenue Bonds, Correctional and Youth Facilities,
              Series 2002A, 5.500%, 1/01/17 (Mandatory put 1/01/11)

       5,000 Port Authority of New York and New Jersey, Special Project   10/06 at 102.00       N/R    5,298,650
              Bonds, KIAC Partners, Fourth Series 1996, 6.750%, 10/01/19
              (Alternative Minimum Tax)

       5,000 Port Authority of New York and New Jersey, Special Project      No Opt. Call       AAA    5,981,200
              Bonds, JFK International Air Terminal LLC, Sixth Series
              1997, 7.000%, 12/01/12 (Alternative Minimum Tax) - MBIA
              Insured

       3,500 New York State Tobacco Settlement Financing Corporation,      6/13 at 100.00       AAA    3,785,845
              Tobacco Settlement Asset-Backed and State Contingency
              Contract-Backed Bonds, Series 2003A-1, 5.250%, 6/01/21 -
              AMBAC Insured
----------------------------------------------------------------------------------------------------------------
             Ohio - 1.8%

       2,435 American Municipal Power Ohio Inc., Genoa Village, Electric   2/14 at 100.00       AAA    2,597,415
              System Improvement Revenue Bonds, Series 2004, 5.250%,
              2/15/24 - AGC Insured

       2,000 Cuyahoga County, Ohio, Hospital Revenue Bonds, Cleveland      8/05 at 102.00       AAA    2,061,440
              Clinic Foundation - Meridia Health System, Series 1995,
              6.250%, 8/15/24 (Pre-refunded to 8/15/05)

       1,750 Miami County, Ohio, Hospital Facilities Revenue Refunding     5/06 at 102.00      BBB+    1,817,568
              and Improvement Bonds, Upper Valley Medical Center, Series
              1996A, 6.375%, 5/15/26
----------------------------------------------------------------------------------------------------------------
             Oklahoma - 1.9%

       1,730 Durant Community Facilities Authority, Bryan County,         11/14 at 100.00       AAA    1,975,816
              Oklahoma, Sales Tax Revenue Bonds, Series 2004, 5.750%,
              11/01/24 - XLCA Insured

       5,000 Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding   12/08 at 100.00        B-    4,681,500
              Bonds, American Airlines Inc., Series 2001B, 5.650%,
              12/01/35 (Alternative Minimum Tax) (Mandatory put 12/01/08)

----
45

Portfolio of Investments
NUVEEN ALL-AMERICAN MUNICIPAL BOND FUND (continued)
April 30, 2005

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             Oregon - 0.7%

    $  2,170 Marion County Housing Authority, Oregon, Senior Lien         10/06 at 105.00       AAA $  2,355,318
              Multifamily Housing Revenue Bonds, Elliot Residence,
              Series 1995, 7.500%, 10/20/37 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------
             Pennsylvania - 3.5%

       1,000 Allegheny County Hospital Development Authority,             11/10 at 102.00       AAA    1,156,860
              Pennsylvania, Insured Revenue Bonds, West Penn Allegheny
              Health System, Series 2000A, 6.500%, 11/15/30 - MBIA
              Insured

       2,500 Allegheny County Higher Education Building Authority,         2/06 at 102.00      Baa3    2,607,125
              Pennsylvania, College Revenue Bonds, Robert Morris
              College, Series 1996A, 6.400%, 2/15/14

       5,935 Delaware River Port Authority, New Jersey and Pennsylvania,   1/08 at 100.00       AAA    7,716,984
              Revenue Bonds, DRIVERS Series 144, Inverse Floaters,
              10.567%, 1/01/10 (IF) - FSA Insured

         420 Falls Township Hospital Authority, Pennsylvania,              8/05 at 100.00       AAA      429,946
              FHA-Insured Revenue Refunding Bonds, Delaware Valley
              Medical Center, Series 1992, 7.000%, 8/01/22

         655 Philadelphia Redevelopment Authority, Pennsylvania,          10/13 at 100.00         A      636,771
              Multifamily Housing Revenue Bonds, Pavilion Apartments,
              Series 2003A, 4.250%, 10/01/16 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------
             Puerto Rico - 1.9%

       2,000 Puerto Rico, General Obligation and Public Improvement          No Opt. Call       AAA    2,466,260
              Refunding Bonds, Series 1997, 6.500%, 7/01/14 - MBIA
              Insured

       3,000 Puerto Rico Housing Finance Authority, Capital Fund Program  12/13 at 100.00     AA***    3,189,450
              Revenue Bonds, Series 2003, 5.000%, 12/01/20

       1,000 Puerto Rico Electric Power Authority, Power Revenue Bonds,    7/15 at 100.00       AAA    1,071,180
              Series 2005RR, 5.000%, 7/01/25 - XLCA Insured
----------------------------------------------------------------------------------------------------------------
             South Carolina - 2.6%

         200 Greenville, South Carolina, Hospital Facilities Revenue         No Opt. Call        AA      235,482
              Bonds, Series 1990, 6.000%, 5/01/20

             Greenwood County, South Carolina, Hospital Revenue Bonds,
             Self Memorial Hospital, Series 2001:
       2,500  5.500%, 10/01/26                                            10/11 at 100.00         A    2,634,450
       3,250  5.500%, 10/01/31                                            10/11 at 100.00         A    3,411,850

         500 South Carolina Education Assistance Authority, Guaranteed     9/05 at 100.00         A      503,850
              Student Loan Revenue Refunding Bonds, Series 1994, 6.300%,
              9/01/08 (Alternative Minimum Tax)

          75 South Carolina Housing Finance and Development Authority,     7/05 at 101.00       Aaa       76,643
              Homeownership Mortgage Purchase, Series 1994A, 6.150%,
              7/01/08

         100 South Carolina Housing Finance and Development Authority,     5/06 at 102.00       Aa2      100,935
              Mortgage Revenue Bonds, Series 1996A, 6.350%, 7/01/25
              (Alternative Minimum Tax)

       1,000 South Carolina Housing Finance and Development Authority,     6/05 at 102.00    BBB***    1,023,180
              Multifamily Revenue Housing Bonds, United Dominion -
              Hunting Ridge Apartments, Series 1995, 6.750%, 6/01/25
              (Alternative Minimum Tax) (Pre-refunded to 6/01/05)
              (Mandatory put 6/01/10)

       1,250 South Carolina Housing Finance and Development Authority,    12/05 at 102.00       AA-    1,286,875
              Multifamily Housing Revenue Refunding Bonds, America First
              - Runaway Bay Apartments, Series 1995, 6.125%, 12/01/15
----------------------------------------------------------------------------------------------------------------
             South Dakota - 1.8%

       6,100 South Dakota Education Loans Inc., Revenue Bonds,             6/08 at 102.00        A2    6,397,924
              Subordinate Series 1998-1K, 5.600%, 6/01/20 (Alternative
              Minimum Tax)
----------------------------------------------------------------------------------------------------------------
             Tennessee - 5.4%

       2,435 Knox County Health, Educational and Housing Facilities        4/12 at 101.00      Baa3    2,513,480
              Board, Tennessee, Hospital Revenue Bonds, Baptist Health
              System of East Tennessee Inc., Series 2002, 6.375%, 4/15/22

       8,115 Memphis-Shelby County Airport Authority, Tennessee, Airport   3/10 at 101.00       AAA    8,936,157
              Revenue Bonds, Series 1999D, 6.000%, 3/01/24 (Alternative
              Minimum Tax) - AMBAC Insured

         920 Shelby County Health, Educational and Housing Facilities      8/07 at 105.00    N/R***    1,079,059
              Board, Tennessee, ICF/MR Revenue Bonds, Open Arms
              Developmental Centers, Series 1992A, 9.750%, 8/01/19
              (Pre-refunded to 8/01/07)

         935 Shelby County Health, Educational and Housing Facilities      8/07 at 105.00    N/R***    1,096,652
              Board, Tennessee, ICF/MR Revenue Bonds, Open Arms
              Developmental Centers, Series 1992C, 9.750%, 8/01/19
              (Pre-refunded to 8/01/07)

       5,400 Shelby County Health, Educational and Housing Facilities      7/09 at 102.00       N/R    5,651,802
              Board, Tennessee, Revenue Bonds, St. Jude's Children's
              Research Foundation, Series 1999, 5.375%, 7/01/29

----
46

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             Texas - 8.4%

    $  3,115 Central Texas Regional Mobility Authority, Travis and         1/15 at 100.00       AAA $  3,287,135
              Williamson Counties, Toll Road Revenue Bonds, Series 2005,
              5.000%, 1/01/23 - FGIC Insured

       1,190 Fort Worth, Texas, General Obligation Bonds, Series 2003,     3/13 at 100.00       AAA    1,270,990
              5.000%, 3/01/21 - FGIC Insured

             Gregg County Health Facilities Development Corporation,
             Texas, Hospital Revenue Bonds, Good Shepherd Medical Center
             Project, Series 2000:
       3,250  6.375%, 10/01/25 - RAAI Insured                             10/10 at 101.00        AA    3,670,192
       3,000  6.375%, 10/01/29 - RAAI Insured                             10/10 at 101.00        AA    3,387,870

       5,250 Harlingen Independent School District, Cameron County,        8/09 at 100.00       AAA    5,615,294
              Texas, Unlimited Tax School Building Bonds, Series 1999,
              5.500%, 8/15/26

       3,150 Sam Rayburn Municipal Power Agency, Texas, Power Supply      10/12 at 100.00      Baa2    3,394,754
              System Revenue Refunding Bonds, Series 2002A, 6.000%,
              10/01/21

       4,000 Tarrant County Health Facilities Development Corporation,    11/10 at 101.00         A    4,384,920
              Texas, Hospital Revenue Bonds, Adventist Health System -
              Sunbelt Obligated Group, Series 2000, 6.700%, 11/15/30

       3,020 Tom Green County Health Facilities Development Corporation,   5/11 at 101.00      Baa3    3,256,284
              Texas, Hospital Revenue Bonds, Shannon Health System
              Project, Series 2001, 6.750%, 5/15/21

       1,500 Wichita Falls, Wichita County, Texas, Priority Lien Water     8/11 at 100.00       AAA    1,627,740
              and Sewerage System Revenue Bonds, Series 2001, 5.375%,
              8/01/20 - AMBAC Insured
----------------------------------------------------------------------------------------------------------------
             Virginia - 0.9%

       3,000 Prince William County Park Authority, Virginia, Park         10/09 at 101.00        A3    3,274,680
              Facilities Revenue Refunding and Improvement Bonds, Series
              1999, 6.000%, 10/15/28
----------------------------------------------------------------------------------------------------------------
             Washington - 4.5%

       2,405 Franklin County Public Utility District 1, Washington,        9/12 at 100.00       AAA    2,680,420
              Electric Revenue Refunding Bonds, Series 2002, 5.625%,
              9/01/20 - MBIA Insured

       5,000 Port of Seattle, Washington, Special Facility Revenue         3/10 at 101.00       AAA    5,519,900
              Bonds, Terminal 18, Series 1999B, 6.000%, 9/01/20
              (Alternative Minimum Tax) - MBIA Insured

       5,325 Washington State Tobacco Settlement Authority, Tobacco        6/13 at 100.00       BBB    5,602,964
              Settlement Asset-Backed Revenue Bonds, Series 2002,
              6.500%, 6/01/26

       1,920 Washington State Healthcare Facilities Authority, Revenue     1/11 at 102.00       Aa3    2,060,160
              Bonds, Sea-Mar Community Health Centers, Series 2001,
              5.750%, 1/01/26
----------------------------------------------------------------------------------------------------------------
             Wisconsin - 2.7%

       2,790 Badger Tobacco Asset Securitization Corporation, Wisconsin,   6/12 at 100.00       BBB    2,852,467
              Tobacco Settlement Asset-Backed Bonds, Series 2002,
              6.125%, 6/01/27

       3,500 Madison, Wisconsin, Industrial Development Revenue            4/12 at 100.00       AA-    3,794,000
              Refunding Bonds, Madison Gas and Electric Company
              Projects, Series 2002A, 5.875%, 10/01/34 (Alternative
              Minimum Tax)

       2,760 Manitowoc, Wisconsin, Power System Revenue Bonds, Series     10/14 at 100.00       AAA    2,946,880
              2004, 5.000%, 10/01/23 - FGIC Insured
----------------------------------------------------------------------------------------------------------------
             Wyoming - 0.3%

       1,000 Wyoming Loan and Investment Board, Capital Facilities        10/14 at 100.00        AA    1,056,350
              Revenue Bonds, Series 2005, 5.000%, 10/01/24
----------------------------------------------------------------------------------------------------------------
    $324,440 Total Long-Term Investments (cost $329,520,222) - 98.7%                                 351,410,314
----------------------------------------------------------------------------------------------------------------
------------
             Short-Term Investments - 0.3%

       1,000 Clark County School District, Nevada, General Obligation                        VMIG-1    1,000,000
              Bonds, Variable Rate Demand Obligations, Series 2001A,
              2.970%, 6/15/21 - FSA Insured +
----------------------------------------------------------------------------------------------------------------
    $  1,000 Total Short-Term Investments (cost $1,000,000)                                            1,000,000
----------------------------------------------------------------------------------------------------------------
------------
             Total Investments (cost $330,520,222) - 99.0%                                           352,410,314
             --------------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 1.0%                                                      3,594,463
             --------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $356,004,777
             --------------------------------------------------------------------------------------------------

----
47

Portfolio of Investments
NUVEEN ALL-AMERICAN MUNICIPAL BOND FUND (continued)
April 30, 2005

           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.
           + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
          (IF)Inverse floating rate security.

                                See accompanying notes to financial statements.

----
48

Portfolio of Investments
NUVEEN INSURED MUNICIPAL BOND FUND
April 30, 2005

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             Alabama - 5.0%

    $ 10,000 Alabama Incentives Financing Authority, Special Obligation   10/09 at 102.00       AAA $ 11,204,800
              Bonds, Series 1999A, 6.000%, 10/01/29 - AMBAC Insured

       5,000 Houston County Health Care Authority, Alabama, Revenue       10/09 at 101.00       Aaa    5,570,050
              Bonds, Series 2000, 6.125%, 10/01/25 - AMBAC Insured

       1,465 Montgomery, Alabama, General Obligation Warrants, Series      5/12 at 101.00       AAA    1,599,692
              2003, 5.250%, 5/01/20 - AMBAC Insured

       5,000 Montgomery Water and Sewerage Board, Alabama, Water and       3/15 at 100.00       AAA    5,304,050
              Sewerage Revenue Bonds, Series 2005, 5.000%, 3/01/25 - FSA
              Insured

       4,000 University of Alabama, Tuscaloosa, General Revenue Bonds,     7/14 at 100.00       AAA    4,213,240
              Series 2004A, 5.000%, 7/01/29 - MBIA Insured

       9,000 University of Alabama, Birmingham, Hospital Revenue Bonds,    9/10 at 101.00       AAA   10,004,760
              Birmingham Hospital, Series 2000A, 5.875%, 9/01/31 - MBIA
              Insured

      12,255 Walker County, Alabama, General Obligation Bonds, Series       8/12 at 77.49       AAA    6,615,249
              2002, 0.000%, 2/01/32 - MBIA Insured
----------------------------------------------------------------------------------------------------------------
             Alaska - 0.5%

       4,500 Alaska Industrial Development and Export Authority,           4/07 at 102.00       AAA    4,793,130
              Revolving Fund Bonds, Series 1997A, 5.900%, 4/01/17
              (Alternative Minimum Tax) - MBIA Insured
----------------------------------------------------------------------------------------------------------------
             Arizona - 1.2%

       1,350 Arizona State University, Certificates of Participation,      3/15 at 100.00       AAA    1,432,661
              Resh Infrastructure Projects, Series 2005A, 5.000%,
              9/01/25 - AMBAC Insured

       3,075 Maricopa County Union High School District 210, Phoenix,      7/14 at 100.00       AAA    3,339,758
              Arizona, General Obligation Bonds, Series 2004A, 5.000%,
              7/01/18 - FSA Insured

       1,000 Phoenix Civic Improvement Corporation, Arizona, Junior Lien   7/14 at 100.00       AAA    1,062,670
              Wastewater System Revenue Bonds, Series 2004, 5.000%,
              7/01/24 - MBIA Insured

       4,970 Phoenix Industrial Development Authority, Arizona, GNMA       6/11 at 102.00       Aaa    5,249,563
              Collateralized Multifamily Housing Revenue Bonds,
              Campaigne Place on Jackson, Series 2001, 5.800%, 6/20/41
              (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------
             Arkansas - 0.6%

         500 Pulaski County Special School District, Arkansas, General     2/08 at 100.00       AAA      520,045
              Obligation Refunding Bonds, Series 2002A, 5.000%, 2/01/21
              - AMBAC Insured

             University of Arkansas, Fayetteville, Revenue Bonds,
             Medical Sciences Campus, Series 2004B:
       2,655  5.000%, 11/01/23 - MBIA Insured                             11/14 at 100.00       Aaa    2,842,629
       2,000  5.000%, 11/01/28 - MBIA Insured                             11/14 at 100.00       Aaa    2,107,500
----------------------------------------------------------------------------------------------------------------
             California - 10.6%

       1,340 California Educational Facilities Authority, Revenue Bonds,  10/15 at 100.00       Aaa    1,471,374
              Occidental College, Series 2005A, 5.250%, 10/01/24 - MBIA
              Insured

       5,000 California Department of Veterans Affairs, Home Purchase      6/12 at 101.00       AAA    5,255,200
              Revenue Bonds, Series 2002A, 5.350%, 12/01/27 - AMBAC
              Insured

       1,000 California Department of Water Resources, Water System       12/14 at 100.00       AAA    1,058,930
              Revenue Bonds, Central Valley Project, Series 2005AC,
              5.000%, 12/01/27 - MBIA Insured

       2,250 California State University, Systemwide Revenue Bonds,        5/15 at 100.00       AAA    2,402,438
              Series 2005A, 5.000%, 11/01/25 - AMBAC Insured

       6,000 Los Angeles Community Redevelopment Agency, California, Tax  12/14 at 100.00       AAA    6,373,020
              Allocation Bonds, Bunker Hill Project, Series 2004A,
              5.000%, 12/01/24 - FSA Insured

       5,000 Los Angeles, California, GNMA Mortgage-Backed Securities      7/11 at 102.00       AAA    5,212,700
              Program Multifamily Housing Revenue Bonds, Park Plaza West
              Senior Apartments, Series 2001B, 5.500%, 1/20/43
              (Alternative Minimum Tax)

       8,000 Oakland, California, Insured Revenue Bonds, 1800 Harrison     1/10 at 100.00       AAA    9,070,400
              Foundation - Kaiser Permanente, Series 1999A, 6.000%,
              1/01/29 (Pre-refunded to 1/01/10) - AMBAC Insured

       2,355 Oakland, California, Sewerage Revenue Bonds, Series 2004A,    6/14 at 100.00       AAA    2,502,941
              5.000%, 6/15/25 - FSA Insured

      13,750 Ontario Redevelopment Financing Authority, San Bernardino     8/05 at 100.00       AAA   14,191,238
              County, California, Revenue Bonds, Redevelopment Project
              1, Series 1993, 5.800%, 8/01/23 - MBIA Insured

----
49

Portfolio of Investments
NUVEEN INSURED MUNICIPAL BOND FUND (continued)
April 30, 2005

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             California (continued)

    $ 10,000 Orange County Sanitation District, California, Certificates   8/13 at 100.00       AAA $ 10,664,400
              of Participation, Series 2003, 5.250%, 2/01/27 - FGIC
              Insured

       2,000 Sacramento Municipal Utility District, California, Electric   8/13 at 100.00       AAA    2,144,560
              Revenue Bonds, Series 2003R, 5.000%, 8/15/22 - MBIA Insured

       1,500 San Diego Unified Port District, California, Revenue Bonds,   9/14 at 100.00       AAA    1,580,565
              Series 2004B, 5.000%, 9/01/29 - MBIA Insured

             San Diego County, California, Certificates of
             Participation, Edgemoor Facility Project and Regional
             System, Series 2005:
       1,030  5.000%, 2/01/25 - AMBAC Insured                              2/15 at 100.00       AAA    1,093,211
       1,000  5.000%, 2/01/26 - AMBAC Insured                              2/15 at 100.00       AAA    1,056,460

      10,000 San Diego County Water Authority, California, Water Revenue   5/15 at 100.00       AAA   10,551,800
              Certificates of Participation, Series 2004A, 5.000%,
              5/01/30 - FSA Insured

       6,995 San Francisco Airports Commission, California, Revenue        5/11 at 100.00       AAA    7,244,232
              Refunding Bonds, San Francisco International Airport,
              Second Series 2001, Issue 27A, 5.250%, 5/01/31
              (Alternative Minimum Tax) - MBIA Insured

       6,100 San Luis Obispo County, California, Certificates of          10/12 at 100.00       AAA    6,360,104
              Participation, New County Government Center, Series 2002A,
              5.000%, 10/15/27 - MBIA Insured

       6,000 San Ramon Valley Unified School District, Contra Costa        8/14 at 100.00       AAA    6,400,140
              County, California, General Obligation Bonds, Series 2004,
              5.000%, 8/01/24 - FSA Insured
----------------------------------------------------------------------------------------------------------------
             Colorado - 4.1%

             Broomfield, Colorado, Master Facilities Lease Purchase
             Agreement, Certificates of Participation, Series 1999:
       5,030  5.875%, 12/01/19 - AMBAC Insured                            12/09 at 100.00       AAA    5,572,234
       5,000  6.000%, 12/01/29 - AMBAC Insured                            12/09 at 100.00       AAA    5,521,050

      10,000 Colorado Health Facilities Authority, Hospital Improvement    5/09 at 101.00       AAA   10,892,800
              Revenue Bonds, NCMC Inc., Series 1999, 5.750%, 5/15/24 -
              FSA Insured

       4,000 Denver Convention Center Hotel Authority, Colorado, Senior   12/13 at 100.00       AAA    4,276,480
              Revenue Bonds, Convention Center Hotel, Series 2003A,
              5.000%, 12/01/18 - XLCA Insured

       1,430 Douglas County School District RE1, Douglas and Elbert       12/14 at 100.00       Aaa    1,522,450
              Counties, Colorado, General Obligation Bonds, Series
              2005B, 5.000%, 12/15/25 - FSA Insured

       3,750 E-470 Public Highway Authority, Colorado, Senior Revenue       9/10 at 65.63       AAA    2,039,513
              Bonds, Series 2000B, 0.000%, 9/01/17 (Pre-refunded to
              9/01/10) - MBIA Insured

       1,095 El Paso County, Colorado, GNMA Collateralized Mortgage       12/12 at 100.00       Aaa    1,128,529
              Revenue Bonds, Stetson Meadows Project, Series 2002A,
              5.100%, 12/20/22 (Alternative Minimum Tax)

       1,000 Jefferson County School District R1, Colorado, General       12/14 at 100.00       AAA    1,069,720
              Obligation Bonds, Series 2004, 5.000%, 12/15/24 - FSA
              Insured

       2,785 Mesa County Valley School District 51, Grand Junction,       12/14 at 100.00       Aaa    2,987,692
              Colorado, General Obligation Bonds, Series 2004A, 5.000%,
              12/01/23 - MBIA Insured

       1,650 University of Colorado, Enterprise System Revenue Bonds,      6/15 at 100.00       AAA    1,754,099
              Series 2005, 5.000%, 6/01/26 - FGIC Insured
----------------------------------------------------------------------------------------------------------------
             Connecticut - 0.9%

       3,000 Connecticut, General Obligation Bonds, Series 2004D,         12/14 at 100.00       Aaa    3,223,260
              5.000%, 12/01/23 - MBIA Insured

       4,250 Connecticut, Special Tax Obligation Transportation            7/15 at 100.00       AAA    4,559,825
              Infrastructure Bonds, Series 2004A, 5.000%, 7/01/24 -
              AMBAC Insured
----------------------------------------------------------------------------------------------------------------
             Florida - 4.6%

       3,450 Collier County, Florida, Capital Improvement Revenue Bonds,  10/14 at 100.00       AAA    3,678,045
              Series 2005, 5.000%, 10/01/24 - MBIA Insured

       2,125 Florida Housing Finance Corporation, Homeowner Mortgage       1/10 at 100.00       AAA    2,185,116
              Revenue Bonds, Series 2000-4, 6.250%, 7/01/22 (Alternative
              Minimum Tax) - FSA Insured

       3,930 Florida Housing Finance Corporation, Housing Revenue Bonds,   8/10 at 100.00       AAA    4,152,124
              Sundance Pointe Apartments, Series 2000N-1, 6.050%,
              2/01/41 (Alternative Minimum Tax) - FSA Insured

----
50

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             Florida (continued)

    $  2,335 Florida Municipal Loan Council, Revenue Bonds, Series         2/15 at 100.00       AAA $  2,474,470
              2005A, 5.000%, 2/01/25 - MBIA Insured

       1,410 Lake County School Board, Florida, Certificates of            7/14 at 100.00       AAA    1,491,202
              Participation, Series 2004A, 5.000%, 7/01/23 - AMBAC
              Insured

       2,000 Lee County, Florida, Transportation Facilities Revenue       10/14 at 100.00       AAA    2,149,960
              Bonds, Series 2004B, 5.000%, 10/01/21 - AMBAC Insured

       5,980 Miami-Dade County Housing Finance Authority, Florida,         1/11 at 102.00       AAA    6,275,711
              Multifamily Housing Revenue Bonds, Sunset Bay Apartments,
              Series 2000-5A, 6.050%, 1/01/41 (Alternative Minimum Tax)
              - FSA Insured

             Miami-Dade County, Florida, Aviation Revenue Bonds, Miami
             International Airport, Series 2002:
       3,500  5.250%, 10/01/22 (Alternative Minimum Tax) - FGIC Insured   10/12 at 100.00       AAA    3,701,285
       6,350  5.375%, 10/01/27 (Alternative Minimum Tax) - FGIC Insured   10/12 at 100.00       AAA    6,727,444

             Palm Beach County Housing Finance Authority, Florida,
             Multifamily Housing Revenue Bonds, Pinnacle Palms
             Apartments, Series 2001A:
         970  5.550%, 7/01/21 (Alternative Minimum Tax) - FSA Insured      7/11 at 100.00       AAA    1,022,632
       2,505  5.750%, 7/01/37 (Alternative Minimum Tax) - FSA Insured      7/11 at 100.00       AAA    2,632,680

       4,030 Reedy Creek Improvement District, Florida, Utility Revenue   10/13 at 100.00       AAA    4,466,046
              Bonds, Series 2003-1, 5.250%, 10/01/16 - MBIA Insured
----------------------------------------------------------------------------------------------------------------
             Georgia - 2.6%

       4,955 Cobb County Development Authority, Georgia, University        7/14 at 100.00       Aaa    5,384,995
              Facilities Revenue Bonds, Kennesaw State University,
              Series 2004C, 5.250%, 7/15/24 - MBIA Insured

       1,085 Columbus, Georgia, Water and Sewerage Revenue Bonds, Series   5/14 at 100.00       AAA    1,152,454
              2005, 5.000%, 5/01/25 - MBIA Insured

             Fulton County Development Authority, Georgia, Revenue
             Bonds, Georgia Tech Molecular Science Building, Series 2004:
       1,250  5.250%, 5/01/21 - MBIA Insured                               5/14 at 100.00       AAA    1,364,313
       2,490  5.250%, 5/01/23 - MBIA Insured                               5/14 at 100.00       AAA    2,707,327

             Marietta Development Authority, Georgia, First Mortgage
             Revenue Bonds, Life College Inc., Series 1995A:
       3,020  5.950%, 9/01/19 - FSA Insured                                9/05 at 102.00       AAA    3,109,905
       6,180  6.250%, 9/01/25 - FSA Insured                                9/05 at 102.00       AAA    6,366,512

       2,250 Oconee County Industrial Development Authority, Georgia,      7/13 at 100.00       Aaa    2,407,838
              Revenue Bonds, University of Georgia Office of Information
              and Instructional Technology, Series 2003, 5.250%, 7/01/23
              - XLCA Insured

       1,000 Richmond County Development Authority, Georgia, Revenue       7/15 at 100.00       Aaa    1,047,880
              Bonds, Augusta State University, Jaguar Student Center
              Project, Series 2005A, 5.000%, 7/01/29 - XLCA Insured
----------------------------------------------------------------------------------------------------------------
             Hawaii - 0.8%

       3,065 Hawaii, General Obligation Bonds, Series 2004DE, 5.000%,     10/14 at 100.00       AAA    3,262,171
              10/01/24 - MBIA Insured

       3,300 Hawaii, General Obligation Bonds, ROL-SER II-R-153,           2/12 at 100.00       AAA    4,281,486
              10.295%, 2/01/21 (IF) - FSA Insured
----------------------------------------------------------------------------------------------------------------
             Illinois - 8.3%

      13,350 Chicago, Illinois, General Obligation Refunding Bonds,        1/06 at 102.00       AAA   13,769,457
              Series 1996B, 5.125%, 1/01/25 - FGIC Insured

       9,000 Chicago, Illinois, General Airport Second Lien Revenue        1/10 at 101.00       AAA    9,618,570
              Refunding Bonds, O'Hare International Airport, Series
              1999, 5.500%, 1/01/18 (Alternative Minimum Tax) - AMBAC
              Insured

       3,000 Chicago, Illinois, General Airport Third Lien Revenue         1/12 at 100.00       AAA    3,285,300
              Refunding Bonds, O'Hare International Airport, Series
              2002A, 5.750%, 1/01/19 (Alternative Minimum Tax) - MBIA
              Insured

       2,930 Cicero, Cook County, Illinois, General Obligation Corporate   6/05 at 102.00       AAA    2,997,185
              Purpose Bonds, Series 1994A, 6.400%, 12/01/14 - MBIA
              Insured

       2,500 Cook County Community College District 508, Chicago,            No Opt. Call       AAA    2,733,225
              Illinois, Certificates of Participation, Series 1990,
              8.750%, 1/01/07 - FGIC Insured

       6,500 Illinois Development Finance Authority, Revenue Bonds,       11/10 at 101.00       AAA    7,269,600
              Adventist Health System - Sunbelt Obligated Group, Series
              1997A, 5.875%, 11/15/20 - MBIA Insured

       1,945 Illinois Development Finance Authority, Local Government      1/12 at 100.00       AAA    2,089,572
              Program Revenue Bonds, O'Fallon Project, Series 2002,
              5.250%, 1/01/24 - FGIC Insured

----
51

Portfolio of Investments
NUVEEN INSURED MUNICIPAL BOND FUND (continued)
April 30, 2005

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             Illinois (continued)

             Illinois Finance Authority, Revenue Bonds, Loyola
             University of Chicago, Series 2004A:
    $  1,375  5.000%, 7/01/23 - XLCA Insured                               7/14 at 100.00       Aaa $  1,448,838
       1,500  5.000%, 7/01/24 - XLCA Insured                               7/14 at 100.00       Aaa    1,575,330

       2,705 Illinois, General Obligation Bonds, Illinois FIRST Program,  12/10 at 100.00       AAA    2,949,424
              Series 2000, 5.400%, 12/01/20 - MBIA Insured

      12,860 Illinois, General Obligation Bonds, Illinois FIRST Program,     No Opt. Call       AAA   14,728,815
              Series 2002, 5.500%, 8/01/15 - MBIA Insured

       1,330 Kane County School District 129, Aurora West, Illinois,       2/13 at 100.00       AAA    1,519,099
              General Obligation Bonds, Series 2003, 6.000%, 2/01/23 -
              FGIC Insured

       4,645 Monmouth, Warren County, Illinois, General Obligation Sewer   12/09 at 26.77       Aaa    1,068,722
              Bonds, Series 1999B, 0.000%, 12/01/29 (Pre-refunded to
              12/01/09) - FGIC Insured

       8,000 University of Illinois, Certificates of Participation,        8/11 at 100.00       AAA    8,771,680
              Utility Infrastructure Projects, Series 2001A, 5.000%,
              8/15/21 (Pre-refunded to 8/15/11) - AMBAC Insured
----------------------------------------------------------------------------------------------------------------
             Indiana - 5.8%

       1,530 Ball State University, Indiana, Student Fee Revenue Bonds,    7/14 at 100.00       AAA    1,623,483
              Series 2004M, 5.000%, 7/01/24 - AMBAC Insured

             Boone County Hospital Association, Indiana, Lease Revenue
             Bonds, Series 2001:
       3,190  5.500%, 1/15/21 - FGIC Insured                               7/11 at 100.00       AAA    3,479,971
       8,605  5.500%, 1/15/26 - FGIC Insured                               7/11 at 100.00       AAA    9,382,204

       1,820 Hamilton County Public Building Corporation, Indiana, First   8/14 at 100.00       AAA    1,944,124
              Mortgage Bonds, Series 2004, 5.000%, 8/01/20 - FSA Insured

       4,000 Huntington Countywide School Building Corporation II,         7/12 at 100.00       AAA    4,233,760
              Indiana, First Mortgage Bonds, Series 2002, 5.125%,
              7/15/22 - MBIA Insured

             Indiana Housing Finance Authority, Single Family Mortgage
             Revenue Bonds, Series 1997B-2:
         450  6.000%, 7/01/16 (Alternative Minimum Tax)                    1/07 at 101.50       Aaa      465,107
       2,605  6.125%, 1/01/27 (Alternative Minimum Tax)                    1/07 at 101.50       Aaa    2,696,357

       1,375 Indiana University, Student Fee Revenue Bonds, Series         8/13 at 100.00       AAA    1,478,593
              2003O, 5.000%, 8/01/21 - FGIC Insured

      18,000 Indianapolis Local Public Improvement Bond Bank, Indiana,     7/12 at 100.00       AAA   18,955,980
              Waterworks Project, Series 2002A, 5.125%, 7/01/27 - MBIA
              Insured

       3,000 Ivy Tech State College, Indiana, Student Fee Revenue Bonds,   7/10 at 100.00       AAA    3,391,050
              Series 2000F, 5.875%, 7/01/17 (Pre-refunded to 7/01/10) -
              FSA Insured

       3,000 Portage Township Multi-School Building Corporation, Porter    7/12 at 100.00       AAA    3,221,100
              County, Indiana, First Mortgage Bonds, Series 2002,
              5.125%, 7/15/22 - FGIC Insured

       1,005 St. Joseph County, Indiana, Economic Development Revenue      4/12 at 100.00       AAA    1,088,435
              Bonds, St. Mary's College, Series 2002, 5.375%, 4/01/22 -
              MBIA Insured
----------------------------------------------------------------------------------------------------------------
             Kansas - 0.5%

       1,055 Butler County Unified School District 394, Kansas, General    9/14 at 100.00       AAA    1,138,619
              Obligation Bonds, Series 2004, 5.000%, 9/01/20 - FSA
              Insured

       3,065 Kansas Turnpike Authority, Revenue Bonds, Series 2004A-2,     9/14 at 101.00       AAA    3,272,194
              5.000%, 9/01/26 - FSA Insured
----------------------------------------------------------------------------------------------------------------
             Louisiana - 0.6%

       3,020 Lafayette City and Parish, Louisiana, Utilities Revenue      11/14 at 100.00       AAA    3,302,823
              Bonds, Series 2004, 5.250%, 11/01/22 - MBIA Insured

       1,640 Louisiana Public Facilities Authority, Revenue Bonds, Baton   7/14 at 100.00       AAA    1,765,985
              Rouge General Hospital, Series 2004, 5.250%, 7/01/24 -
              MBIA Insured
----------------------------------------------------------------------------------------------------------------
             Maine - 0.8%

             Maine Health and Higher Educational Facilities Authority,
             Revenue Bonds, Series 1995A:
       6,570  5.875%, 7/01/25 (Pre-refunded to 7/01/05) - FSA Insured      7/05 at 102.00       AAA    6,738,586
         180  5.875%, 7/01/25 - FSA Insured                                7/05 at 102.00       AAA      184,428

----
52

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             Massachusetts - 2.2%

             Massachusetts Housing Finance Agency, Single Family Housing
             Revenue Bonds, Series 79:
    $    305  5.850%, 12/01/21 (Alternative Minimum Tax) - FSA Insured    12/09 at 100.00       AAA $    319,274
         360  5.950%, 12/01/27 (Alternative Minimum Tax) (Pre-refunded     6/05 at 100.00       AAA      376,837
              to 6/01/05) - FSA Insured

       9,355 Massachusetts Housing Finance Agency, Rental Housing          1/11 at 100.00       AAA    9,790,849
              Mortgage Revenue Bonds, Series 2001A, 5.800%, 7/01/30
              (Alternative Minimum Tax) - AMBAC Insured

       8,000 Massachusetts, Special Obligation Dedicated Tax Revenue       1/14 at 100.00       AAA    8,698,720
              Bonds, Series 2004, 5.250%, 1/01/23 - FGIC Insured
----------------------------------------------------------------------------------------------------------------
             Michigan - 6.5%

      12,130 Bay City, Bay County, Michigan, Unlimited Tax General           No Opt. Call       AAA    5,826,403
              Street Improvement Bonds, Series 1991, 0.000%, 6/01/21 -
              AMBAC Insured

             Detroit, Michigan, General Obligation Bonds, Series 2003A:
       2,705  5.250%, 4/01/14 - XLCA Insured                               4/13 at 100.00       AAA    2,976,907
       2,995  5.250%, 4/01/16 - XLCA Insured                               4/13 at 100.00       AAA    3,253,319

             Michigan State Hospital Finance Authority, Hospital Revenue
             Bonds, Ascension Health Credit Group, Series 1999A:
      13,500  5.750%, 11/15/17 (Pre-refunded to 11/15/09) - MBIA Insured  11/09 at 101.00       AAA   15,089,220
      13,675  6.125%, 11/15/26 (Pre-refunded to 11/15/09) - MBIA Insured  11/09 at 101.00       AAA   15,500,339

       7,280 Michigan Housing Development Authority, Rental Housing        4/07 at 102.00       AAA    7,576,078
              Revenue Bonds, Series 1997A, 6.100%, 10/01/33 (Alternative
              Minimum Tax) - AMBAC Insured

       5,455 Wayne County, Michigan, Airport Revenue Bonds, Detroit       12/12 at 100.00       AAA    5,931,876
              Metropolitan Airport, Series 2002D, 5.500%, 12/01/16
              (Alternative Minimum Tax) - FGIC Insured

       1,725 Zeeland Public Schools, Ottawa and Allegan Counties,          5/15 at 100.00       AAA    1,845,233
              Michigan, General Obligation Bonds, Series 2005, 5.000%,
              5/01/23 - FGIC Insured
----------------------------------------------------------------------------------------------------------------
             Minnesota - 1.5%

       2,150 Minneapolis-St. Paul Metropolitan Airports Commission,        1/11 at 100.00       AAA    2,353,390
              Minnesota, Subordinate Lien Airport Revenue Bonds, Series
              2001D, 5.750%, 1/01/16 (Alternative Minimum Tax) - FGIC
              Insured

       9,675 St. Cloud, Minnesota, Healthcare Revenue Bonds, St. Cloud     5/10 at 101.00       Aaa   10,709,064
              Hospital Obligated Group, Series 2000A, 5.875%, 5/01/30 -
              FSA Insured
----------------------------------------------------------------------------------------------------------------
             Mississippi - 1.0%

       7,450 Walnut Grove Correctional Authority, Mississippi,            11/09 at 102.00       AAA    8,499,332
              Certificates of Participation, Department of Corrections,
              Series 1999, 6.000%, 11/01/19 (Pre-refunded to 11/01/09) -
              AMBAC Insured
----------------------------------------------------------------------------------------------------------------
             Missouri - 1.4%

       7,600 Missouri-Illinois Metropolitan District Bi-State             10/13 at 100.00       AAA    8,142,564
              Development Agency, Mass Transit Sales Tax Appropriation
              Bonds, Metrolink Cross County Extension Project, Series
              2002B, 5.000%, 10/01/23 - FSA Insured

       4,000 St. Louis Municipal Finance Corporation, Missouri,            2/06 at 102.00       AAA    4,179,640
              Leasehold Revenue Bonds, City Justice Center, Series
              1996A, 5.950%, 2/15/16 (Pre-refunded to 2/15/06) - AMBAC
              Insured
----------------------------------------------------------------------------------------------------------------
             Montana - 0.1%

       1,000 Montana State University, General Revenue Bonds, Series      11/14 at 100.00       AAA    1,077,440
              2004I, 5.000%, 11/15/21 - AMBAC Insured
----------------------------------------------------------------------------------------------------------------
             Nevada - 1.2%

       2,000 Clark County, Nevada, Subordinate Lien Airport Revenue        7/14 at 100.00       AAA    2,121,060
              Bonds, Series 2004A-2, 5.125%, 7/01/25 - FGIC Insured

       2,000 Clark County, Nevada, Industrial Development Revenue         10/05 at 100.00       AAA    2,062,000
              Refunding Bonds, Nevada Power Company, Series 1992C,
              7.200%, 10/01/22 - AMBAC Insured

       3,625 Clark County, Nevada, Industrial Development Revenue Bonds,  12/09 at 102.00       AAA    4,066,453
              Southwest Gas Corporation, Series 1999A, 6.100%, 12/01/38
              (Alternative Minimum Tax) - AMBAC Insured

       2,100 Henderson Redevelopment Agency, Nevada, Senior Lien Tax      10/12 at 101.00       AAA    2,302,860
              Allocation Bonds, Series 2002A, 5.250%, 10/01/25 - AMBAC
              Insured

----
53

Portfolio of Investments
NUVEEN INSURED MUNICIPAL BOND FUND (continued)
April 30, 2005

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             New Jersey - 2.0%

             New Jersey Economic Development Authority, Revenue Bonds,
             Motor Vehicle Surcharge, Series 2004A:
    $  1,775  5.000%, 7/01/22 - MBIA Insured                               7/14 at 100.00       AAA $  1,899,516
       1,775  5.000%, 7/01/23 - MBIA Insured                               7/14 at 100.00       AAA    1,893,907

             New Jersey Turnpike Authority, Revenue Bonds, Series 2003A:
       6,500  5.000%, 1/01/19 - FGIC Insured                               7/13 at 100.00       AAA    6,996,860
       4,000  5.000%, 1/01/23 - FSA Insured                                7/13 at 100.00       AAA    4,277,720

       2,140 Rutgers State University, New Jersey, Revenue Bonds, Series   5/14 at 100.00       AAA    2,304,694
              2004E, 5.000%, 5/01/20 - FGIC Insured
----------------------------------------------------------------------------------------------------------------
             New Mexico - 0.4%

             Gallup, New Mexico, Sales Tax Revenue Bonds, Series 2004A:
       1,000  5.000%, 6/01/21 - AMBAC Insured                              6/13 at 100.00       Aaa    1,076,080
       1,050  5.000%, 6/01/22 - AMBAC Insured                              6/13 at 100.00       Aaa    1,127,921
       1,100  5.000%, 6/01/23 - AMBAC Insured                              6/13 at 100.00       Aaa    1,177,539
----------------------------------------------------------------------------------------------------------------
             New York - 3.3%

         135 New York City, New York, General Obligation Bonds, Series       No Opt. Call       AAA      135,032
              1991B, 7.000%, 2/01/18 - AMBAC Insured

       5,000 New York City, New York, General Obligation Bonds, Fiscal     4/15 at 100.00       AAA    5,290,450
              Series 2005M, 5.000%, 4/01/26 - FGIC Insured

       1,250 New York City Municipal Water Finance Authority, New York,    6/15 at 100.00       AAA    1,328,037
              Water and Sewerage System Revenue Bonds, Fiscal Series
              2005C, 5.000%, 6/15/25 - MBIA Insured

       1,515 Dormitory Authority of the State of New York, Revenue         2/15 at 100.00       AAA    1,610,778
              Bonds, Mental Health Services Facilities Improvements,
              Series 2005D, 5.000%, 8/15/24 - FGIC Insured

       1,880 Dormitory Authority of the State of New York, FHA-Insured     2/15 at 100.00       AAA    2,006,223
              Mortgage Revenue Bonds, Montefiore Hospital, Series 2004,
              5.000%, 8/01/23 - FGIC Insured

       6,060 New York State Urban Development Corporation, Service         1/09 at 101.00       AAA    6,734,599
              Contract Revenue Bonds, Correctional Facilities, Series
              1999C, 5.875%, 1/01/19 (Pre-refunded to 1/01/09) - AMBAC
              Insured

             New York State Urban Development Corporation, State
             Personal Income Tax Revenue Bonds, Series 2004A-1:
       2,655  5.000%, 3/15/24 - FGIC Insured                               3/14 at 100.00       AAA    2,815,973
       1,515  5.000%, 3/15/25 - FGIC Insured                               3/14 at 100.00       AAA    1,605,703
       1,000  5.000%, 3/15/26 - FGIC Insured                               3/14 at 100.00       AAA    1,056,830

             New York City Sales Tax Asset Receivable Corporation, New
             York, Dedicated Revenue Bonds, Local Government Assistance
             Corporation, Series 2004A:
       4,825  5.000%, 10/15/24 - MBIA Insured                             10/14 at 100.00       AAA    5,160,675
       1,665  5.000%, 10/15/25 - MBIA Insured                             10/14 at 100.00       AAA    1,779,485
----------------------------------------------------------------------------------------------------------------
             North Carolina - 0.3%

       2,400 Mooresville, North Carolina, Enterprise System Revenue        5/14 at 100.00       AAA    2,539,224
              Bonds, Series 2004, 5.000%, 5/01/25 - FGIC Insured
----------------------------------------------------------------------------------------------------------------
             North Dakota - 0.6%

       5,000 Fargo, North Dakota, Health System Revenue Bonds, MeritCare   6/12 at 100.00       AAA    5,227,800
              Obligated Group, Series 2002A, 5.125%, 6/01/27 - AMBAC
              Insured
----------------------------------------------------------------------------------------------------------------
             Ohio - 1.1%

       1,000 Cleveland Municipal School District, Cuyahoga County, Ohio,   6/14 at 100.00       AAA    1,088,230
              General Obligation Bonds, Series 2004, 5.250%, 12/01/23 -
              FSA Insured

       2,500 Columbus, Ohio, Tax Increment Financing Bonds, Easton         6/14 at 100.00       AAA    2,650,100
              Project, Series 2004A, 5.000%, 12/01/23 - AMBAC Insured

             Ohio Higher Educational Facilities Commission, Revenue
             Bonds, University of Dayton, Series 2004:
       1,380  5.000%, 12/01/23 - AMBAC Insured                            12/14 at 100.00       AAA    1,471,066
       1,500  5.000%, 12/01/27 - AMBAC Insured                            12/14 at 100.00       AAA    1,586,940

       2,900 Ross Local School District, Butler County, Ohio, General     12/13 at 100.00       Aaa    3,051,844
              Obligation Bonds, Series 2003, 5.000%, 12/01/28 - FSA
              Insured

----
54

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             Oklahoma - 1.8%

    $  5,000 Oklahoma State Industries Authority, Health System Revenue    8/05 at 102.00       AAA $  5,140,800
              Bonds, Baptist Medical Center, Series 1995C, 6.250%,
              8/15/12 - AMBAC Insured

             Oklahoma State Industries Authority, Health System Revenue
             Bonds, Integris Baptist Medical Center, Series 1999A:
       2,110  5.750%, 8/15/29 (Pre-refunded to 8/15/09) - MBIA Insured     8/09 at 101.00       AAA    2,358,811
       2,890  5.750%, 8/15/29 - MBIA Insured                               8/09 at 101.00       AAA    3,153,770

       2,000 Sapulpa Municipal Authority, Oklahoma, Capital Improvement    7/10 at 101.00       AAA    2,229,660
              Revenue Refunding Bonds, Series 2000, 5.625%, 7/01/20
              (Pre-refunded to 7/01/10) - FSA Insured

       2,000 Tulsa Airports Improvement Trust, Oklahoma, General Airport   6/10 at 100.00       AAA    2,200,320
              Revenue Bonds, Tulsa International Airport, Series 1999A,
              6.000%, 6/01/21 - FGIC Insured

       1,000 Tulsa Airports Improvement Trust, Oklahoma, General Airport   6/10 at 100.00       AAA    1,105,890
              Revenue Bonds, Tulsa International Airport, Series 1999B,
              6.125%, 6/01/26 (Alternative Minimum Tax) - FGIC Insured
----------------------------------------------------------------------------------------------------------------
             Oregon - 0.4%

       1,000 Clackamas County School District 86, Oregon, General          6/15 at 100.00       AAA    1,068,380
              Obligation Bonds, Series 2005, 5.000%, 6/15/25 - FSA
              Insured

       2,500 Oregon State Department of Transportation, Highway User Tax  11/14 at 100.00       AA+    2,695,650
              Revenue Bonds, Series 2004A, 5.000%, 11/15/21
----------------------------------------------------------------------------------------------------------------
             Pennsylvania - 2.6%

       4,980 Philadelphia Gas Works, Pennsylvania, Revenue Bonds,          9/14 at 100.00       AAA    5,254,149
              General Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/23 -
              FSA Insured

             Pittsburgh, Pennsylvania, General Obligation Bonds, Series
             2005A:
       4,440  5.000%, 9/01/15 (WI, settling 5/10/05) - MBIA Insured          No Opt. Call       AAA    4,854,829
       2,430  5.000%, 9/01/16 (WI, settling 5/10/05) - MBIA Insured        9/15 at 100.00       AAA    2,642,576
       1,500  5.000%, 9/01/17 (WI, settling 5/10/05) - MBIA Insured        9/15 at 100.00       AAA    1,623,270
       2,680  5.000%, 9/01/18 (WI, settling 5/10/05) - MBIA Insured        9/15 at 100.00       AAA    2,883,787

       5,200 Radnor Township School District, Delaware County,             5/15 at 100.00       Aaa    5,503,420
              Pennsylvania, General Obligation Bonds, Series 2005A,
              5.000%, 11/15/28 (WI, settling 5/12/05) - FSA Insured
----------------------------------------------------------------------------------------------------------------
             Puerto Rico - 1.2%

       1,250 Puerto Rico Highway and Transportation Authority, Highway     7/13 at 100.00       AAA    1,383,638
              Revenue Bonds, Series 2003G, 5.250%, 7/01/18 - FGIC Insured

       2,500 Puerto Rico Electric Power Authority, Power Revenue Bonds,    7/15 at 100.00       AAA    2,714,725
              Series 2005RR, 5.000%, 7/01/22 - FGIC Insured

       4,325 Puerto Rico, Public Improvement Bonds, TICS/TOCS, Series        No Opt. Call       AAA    6,332,492
              2001, 9.603%, 7/01/19 (IF) - FSA Insured
----------------------------------------------------------------------------------------------------------------
             Rhode Island - 0.1%

       1,000 Providence Housing Development Corporation, Rhode Island,     7/05 at 101.00       AAA    1,021,540
              FHA-Insured Mortgage Revenue Refunding Bonds, Barbara
              Jordan Apartments, Series 1994A, 6.650%, 7/01/15 - MBIA
              Insured
----------------------------------------------------------------------------------------------------------------
             South Carolina - 2.4%

             Columbia, South Carolina, Certificates of Participation,
             Tourism Development Fee Pledge, Series 2003:
       1,985  5.250%, 6/01/16 - AMBAC Insured                              6/13 at 100.00       AAA    2,183,758
       2,095  5.250%, 6/01/17 - AMBAC Insured                              6/13 at 100.00       AAA    2,298,655

       3,375 Georgetown County School District, South Carolina, General    3/11 at 100.00       AAA    3,735,923
              Obligation Bonds, Series 2000, 5.250%, 3/01/20
              (Pre-refunded to 3/01/11) - FSA Insured

       2,105 Medical University Hospital Authority, South Carolina,        8/14 at 100.00       AAA    2,276,873
              FHA-Insured Mortgage Revenue Bonds, Series 2004A, 5.250%,
              8/15/23 - MBIA Insured

      10,350 Spartanburg County Health Service District, South Carolina,   4/12 at 100.00       AAA   10,932,084
              Hospital Revenue Refunding Bonds, Series 2002, 5.250%,
              4/15/32 - FSA Insured
----------------------------------------------------------------------------------------------------------------
             Tennessee - 3.0%

       2,000 Memphis-Shelby County Airport Authority, Tennessee, Airport   3/10 at 101.00       AAA    2,202,380
              Revenue Bonds, Series 1999D, 6.000%, 3/01/24 (Alternative
              Minimum Tax) - AMBAC Insured

----
55

Portfolio of Investments
NUVEEN INSURED MUNICIPAL BOND FUND (continued)
April 30, 2005

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             Tennessee (continued)

             Memphis Health, Educational and Housing Facilities Board,
             Tennessee, Multifamily Housing Revenue Bonds, Hickory
             Pointe Apartments, Series 2000A:
    $  1,190  5.850%, 7/01/20 - MBIA Insured                               7/10 at 102.00       Aaa $  1,241,503
       5,155  5.950%, 7/01/31 - MBIA Insured                               7/10 at 102.00       Aaa    5,524,098

      16,000 Metropolitan Government of Nashville-Davidson County Health  11/09 at 101.00       AAA   18,091,520
              and Educational Facilities Board, Tennessee, Revenue
              Bonds, Ascension Health Credit Group, Series 1999A,
              6.000%, 11/15/30 (Pre- refunded to 11/15/09) - AMBAC
              Insured
----------------------------------------------------------------------------------------------------------------
             Texas - 7.7%

             Dallas-Ft. Worth International Airport, Texas, Joint
             Revenue Refunding and Improvement Bonds, Series 2001A:
       8,000  5.625%, 11/01/26 (Alternative Minimum Tax) - FGIC Insured   11/11 at 100.00       AAA    8,592,720
       3,855  5.500%, 11/01/31 (Alternative Minimum Tax) - FGIC Insured   11/11 at 100.00       AAA    4,078,127

             DeSoto, Dallas County, Texas, General Obligation Bonds,
             Series 2001:
         275  5.500%, 2/15/21 (Pre-refunded to 2/15/11) - FGIC Insured     2/11 at 100.00       AAA      306,735
       2,330  5.500%, 2/15/21 - FGIC Insured                               2/11 at 100.00       AAA    2,542,985

             Harris County-Houston Sports Authority, Texas, Senior Lien
             Revenue Bonds, Series 2001G:
       5,000  5.250%, 11/15/21 - MBIA Insured                             11/11 at 100.00       AAA    5,315,250
       6,500  5.250%, 11/15/22 - MBIA Insured                             11/11 at 100.00       AAA    6,894,485
       6,800  5.250%, 11/15/30 - MBIA Insured                             11/11 at 100.00       AAA    7,168,900
       2,500  5.375%, 11/15/41 - MBIA Insured                             11/11 at 100.00       AAA    2,637,975

         445 Harris County Hospital District, Texas, Revenue Refunding       No Opt. Call       AAA      496,402
              Bonds, Series 1990, 7.400%, 2/15/10 - AMBAC Insured

       5,010 Houston, Texas, General Obligation Refunding Bonds, Series    3/12 at 100.00       AAA    5,247,975
              2002, 5.000%, 3/01/25 - MBIA Insured

       1,190 Mansfield, Texas, General Obligation Bonds, Series 2004A,     2/14 at 100.00       AAA    1,280,190
              5.250%, 2/15/25 - AMBAC Insured

       2,280 North Texas Municipal Water District, Regional Wastewater    12/11 at 100.00       AAA    2,443,567
              System Revenue Bonds, Series 2001, 5.125%, 6/01/20 - FGIC
              Insured

      20,000 Texas Turnpike Authority, First Tier Revenue Bonds, Central     No Opt. Call       AAA   11,572,400
              Texas Turnpike System, Series 2002A, 0.000%, 8/15/17 -
              AMBAC Insured

             Waco, Texas, Combined Tax and Revenue Certificates of
             Obligation, Series 2004:
       1,490  5.000%, 2/01/22 - MBIA Insured                               2/14 at 100.00       AAA    1,574,125
       1,500  5.000%, 2/01/23 - MBIA Insured                               2/14 at 100.00       AAA    1,582,335
       1,580  5.000%, 2/01/24 - MBIA Insured                               2/14 at 100.00       AAA    1,660,943

       4,070 Williamson County, Texas, General Obligation Bonds,           2/11 at 100.00       AAA    5,172,807
              DRIVERS, Series 188, 9.923%, 2/15/21 (IF) - FSA Insured
----------------------------------------------------------------------------------------------------------------
             Utah - 0.6%

       5,000 Emery County, Utah, Pollution Control Revenue Refunding       5/05 at 101.00       AAA    5,060,600
              Bonds, PacifiCorp Project, Series 1993A, 5.650%, 11/01/23
              - AMBAC Insured
----------------------------------------------------------------------------------------------------------------
             Vermont - 0.1%

         695 Vermont Housing Finance Agency, Single Family Housing        11/09 at 100.00       AAA      703,966
              Bonds, Series 2000-12A, 6.300%, 11/01/31 - FSA Insured
----------------------------------------------------------------------------------------------------------------
             Virginia - 0.9%

       5,755 Alexandria Industrial Development Authority, Virginia,       10/10 at 101.00       AAA    6,491,410
              Fixed Rate Revenue Bonds, Institute for Defense Analyses,
              Series 2000A, 5.900%, 10/01/20 - AMBAC Insured

       1,080 Metropolitan Washington D.C. Airports Authority, Airport     10/14 at 100.00       AAA    1,152,079
              System Revenue Bonds, Series 2004A, 5.000%, 10/01/21 -
              MBIA Insured
----------------------------------------------------------------------------------------------------------------
             Washington - 9.8%

       3,000 Chelan County Public Utility District 1, Washington, Hydro    7/11 at 101.00       AAA    3,216,810
              Consolidated System Revenue Bonds, Series 2001A, 5.600%,
              1/01/36 (Alternative Minimum Tax) - MBIA Insured

       5,040 Chelan County Public Utility District 1, Washington, Hydro    7/12 at 100.00       AAA    5,326,927
              Consolidated System Revenue Bonds, Series 2002A, 5.450%,
              7/01/37 (Alternative Minimum Tax) - AMBAC Insured

----
56

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             Washington (continued)

             Cowlitz County Public Utilities District 1, Washington,
             Electric Production Revenue Bonds, Series 2004:
    $  1,395  5.000%, 9/01/21 - FGIC Insured                               9/14 at 100.00       AAA $  1,484,615
       1,535  5.000%, 9/01/23 - FGIC Insured                               9/14 at 100.00       AAA    1,625,565
       1,000  5.000%, 9/01/24 - FGIC Insured                               9/14 at 100.00       AAA    1,055,520

             Douglas County Public Utility District 1, Washington,
             Revenue Refunding Bonds, Wells Hydroelectric, Series 2000A:
       2,975  6.300%, 9/01/15 (Alternative Minimum Tax) - MBIA Insured     9/10 at 100.00       AAA    3,342,621
       1,135  6.350%, 9/01/18 (Alternative Minimum Tax) - MBIA Insured     9/10 at 100.00       AAA    1,275,059

       3,300 Energy Northwest, Washington, Electric Revenue Bonds,         7/12 at 100.00       AAA    4,544,496
              Columbia Generating Station, Nuclear Project 2, Series
              2002, ROL-SER-II-152, 11.063%, 7/01/18 (IF) - MBIA Insured

             Energy Northwest, Washington, Wind Project Revenue Bonds,
             Series 2003:
       1,720  5.000%, 7/01/19 - AMBAC Insured                              7/12 at 100.00       AAA    1,814,153
       1,435  5.000%, 7/01/23 - AMBAC Insured                              7/12 at 100.00       AAA    1,501,311

       6,000 Port of Seattle, Washington, Revenue Bonds, Series 1999A,     9/12 at 100.00       AAA    6,272,340
              5.000%, 9/01/24 - FGIC Insured

       1,785 Port of Seattle, Washington, Subordinate Lien Revenue         9/12 at 100.00       AAA    1,941,652
              Bonds, Series 1999B, 5.500%, 9/01/16 (Alternative Minimum
              Tax) - FGIC Insured

       8,775 Port of Seattle, Washington, Special Facility Revenue         3/10 at 101.00       AAA    9,687,425
              Bonds, Terminal 18, Series 1999C, 6.000%, 9/01/20
              (Alternative Minimum Tax) - MBIA Insured

             Port of Seattle, Washington, Special Facility Revenue
             Bonds, Terminal 18, Series 1999B:
         460  6.250%, 9/01/26 (Alternative Minimum Tax) (Pre-refunded to   3/10 at 101.00       AAA      520,338
              3/01/10) - MBIA Insured
       7,475  6.250%, 9/01/26 (Alternative Minimum Tax) - MBIA Insured     3/10 at 101.00       AAA    8,334,102

      11,400 Seattle, Washington, Water System Revenue Refunding Bonds,    3/09 at 100.00       AAA   12,064,050
              Series 1993, 5.250%, 3/01/24 - FGIC Insured

       1,000 Snohomish County Public Utility District 1, Washington,       6/12 at 100.00       AAA    1,100,180
              Water Revenue Refunding Bonds, Series 2002, 5.500%,
              12/01/22 - FGIC Insured

       7,825 Snohomish County School District 16, Washington, Unlimited   12/10 at 100.00       Aaa    8,844,910
              Tax General Obligation Bonds, Arlington School, Series
              2000, 5.750%, 12/01/19 (Pre-refunded to 12/01/10) - FGIC
              Insured

       2,000 Thurston and Pierce Counties School District, Washington,     6/13 at 100.00       Aaa    2,195,880
              General Obligation Bonds, Yelm Community Schools, Series
              2003, 5.250%, 12/01/18 - FSA Insured

       8,000 Washington, General Obligation Bonds, Series 2000S-5,           No Opt. Call       AAA    4,063,840
              0.000%, 1/01/20 - FGIC Insured

       2,050 Washington State Higher Education Facilities Authority,      10/12 at 100.00       AAA    2,157,665
              Revenue Bonds, Gonzaga University, Series 2002, 5.050%,
              4/01/22 - MBIA Insured

       5,000 Washington Public Power Supply System, Revenue Refunding        No Opt. Call       AAA    5,023,550
              Bonds, Nuclear Project 2, Series 1993B, 5.400%, 7/01/05 -
              FSA Insured
----------------------------------------------------------------------------------------------------------------
             Wisconsin - 1.3%

       3,365 Evansville Community School District, Dane, Green and Rock    4/11 at 100.00       AAA    3,772,702
              Counties, Wisconsin, General Obligation Refunding Bonds,
              Series 2001, 5.500%, 4/01/19 (Pre-refunded to 4/01/11) -
              FGIC Insured

       2,000 Superior, Wisconsin, Limited Obligation Revenue Refunding       No Opt. Call       AAA    2,640,600
              Bonds, Midwest Energy Resources Company, Series 1991E,
              6.900%, 8/01/21 - FGIC Insured

       5,000 Wisconsin, General Obligation Bonds, Series 2002G, 5.000%,    5/13 at 100.00       AAA    5,384,000
              5/01/18 - MBIA Insured
----------------------------------------------------------------------------------------------------------------
    $857,700 Total Long-Term Investments (cost $835,333,843) - 100.4%                                893,683,246
----------------------------------------------------------------------------------------------------------------
------------

----
57

Portfolio of Investments
NUVEEN INSURED MUNICIPAL BOND FUND (continued)
April 30, 2005

   Principal                                                                                Market
Amount (000) Description                                                    Ratings**        Value
--------------------------------------------------------------------------------------------------
             Short-Term Investments - 0.7%

    $  5,000 Clark County School District, Nevada, General Obligation          VMIG-1 $  5,000,000
              Bonds, Variable Rate Demand Obligations, Series 2001B,
              2.890%, 6/15/21 - FSA Insured +

       1,100 Idaho Health Facilities Authority, Revenue Bonds, St.             VMIG-1    1,100,000
              Luke's Regional Medical Center, Variable Rate Demand
              Obligations, Series 2000, 2.950%, 7/01/30 - FSA Insured +
--------------------------------------------------------------------------------------------------
    $  6,100 Total Short-Term Investments (cost $6,100,000)                              6,100,000
--------------------------------------------------------------------------------------------------
------------
             Total Investments (cost $841,433,843) - 101.1%                            899,783,246
             ------------------------------------------------------------------------------------
             Other Assets Less Liabilities - (1.1)%                                    (9,784,878)
             ------------------------------------------------------------------------------------
             Net Assets - 100%                                                        $889,998,368
             ------------------------------------------------------------------------------------

           Primarily all of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.
           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
          (WI)Security purchased on a when-issued basis.
           + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
          (IF)Inverse floating rate security.

                                See accompanying notes to financial statements.

----
58

Portfolio of Investments
NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND
April 30, 2005

   Principal                                                                Optional Call                   Market
Amount (000) Description                                                      Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------
             Alabama - 3.2%

  $    7,440 Alabama Public School and College Authority, Capital          2/12 at 100.00        AA $    7,889,748
              Improvement Revenue Bonds, Series 2002A, 5.000%, 2/01/21

             Alabama 21st Century Authority, Tobacco Settlement Revenue
             Bonds, Series 2001:
       1,050  5.250%, 12/01/06                                               No Opt. Call        A-      1,074,769
       1,340  5.250%, 12/01/07                                               No Opt. Call        A-      1,388,937

             Jefferson County, Alabama, Limited Obligation School
             Warrants, Education Tax Revenue Bonds, Series 2004A:
       4,000  5.000%, 1/01/10                                                No Opt. Call         A      4,279,480
       4,000  5.250%, 1/01/11                                                No Opt. Call         A      4,354,960
      10,000  5.250%, 1/01/12                                                No Opt. Call         A     10,964,200
       7,000  5.250%, 1/01/13                                                No Opt. Call         A      7,698,950
      10,000  5.250%, 1/01/14                                                No Opt. Call         A     11,000,200

       5,000 Jefferson County, Alabama, Sewer Revenue Capital              2/09 at 101.00       AAA      5,533,500
              Improvement Warrants, Series 1999A, 5.750%, 2/01/38
              (Pre-refunded to 2/01/09) - FGIC Insured

       9,280 Jefferson County, Alabama, Sewer Revenue Capital              8/12 at 100.00       AAA     10,247,254
              Improvement Warrants, Series 2002D, 5.000%, 2/01/42
              (Pre-refunded to 8/01/12) - FGIC Insured

      17,500 Jefferson County, Alabama, Sewer Revenue Capital              8/12 at 100.00       AAA     19,392,450
              Improvement Warrants, Series 2002B, 5.125%, 2/01/42
              (Pre-refunded to 8/01/12) - FGIC Insured
------------------------------------------------------------------------------------------------------------------
             Alaska - 0.3%

             Alaska Student Loan Corporation, Revenue Bonds, Series
             2005A:
       4,000  5.250%, 7/01/13 - FSA Insured                                  No Opt. Call       AAA      4,461,960
       3,000  5.250%, 7/01/14 - FSA Insured                                  No Opt. Call       AAA      3,359,970
------------------------------------------------------------------------------------------------------------------
             Arizona - 1.4%

       9,170 Arizona Health Facilities Authority, Hospital Revenue           No Opt. Call        A-      9,630,426
              Bonds, Catholic Healthcare West, Series 1999A, 6.125%,
              7/01/09

             Arizona Health Facilities Authority, Revenue Bonds, Blood
             Systems Inc., Series 2004:
       2,695  4.000%, 4/01/13                                                No Opt. Call        A-      2,704,028
       1,000  5.000%, 4/01/17                                              4/14 at 100.00        A-      1,043,320

       6,000 Arizona Tourism and Sports Authority, Tax Revenue Bonds,      7/13 at 100.00       Aaa      6,649,320
              Multipurpose Stadium Facility Project, Series 2003A,
              5.375%, 7/01/19 - MBIA Insured

      11,000 Salt River Project Agricultural Improvement and Power        12/13 at 100.00       AAA     12,033,450
              District, Arizona, Electric System Revenue Bonds, Series
              2003, 5.000%, 12/01/14 - MBIA Insured

       3,770 Tucson, Arizona, Junior Lien Street and Highway User          7/13 at 100.00       AAA      4,123,852
              Revenue Bonds, Series 2003A, 5.000%, 7/01/15 - AMBAC
              Insured
------------------------------------------------------------------------------------------------------------------
             Arkansas - 0.3%

             Baxter County, Arkansas, Hospital Revenue Improvement
             Bonds, Baxter County Regional Hospital, Series 1999B:
         500  5.000%, 9/01/09                                                No Opt. Call       BBB        519,145
       2,500  5.625%, 9/01/28                                              9/09 at 100.00       BBB      2,550,800

       4,000 Jefferson County, Arkansas, Pollution Control Revenue         6/05 at 100.00      Baa2      4,004,640
              Refunding Bonds, Entergy Arkansas Inc., Series 1997,
              5.600%, 10/01/17
------------------------------------------------------------------------------------------------------------------
             California - 11.0%

       1,955 Adelanto Public Financing Authority, California, Lease          No Opt. Call        A-      2,126,845
              Revenue Refunding Bonds, Community Correctional Facility,
              Series 2001A, 5.250%, 4/01/10

       3,845 California Health Facilities Financing Authority, Insured     7/05 at 101.00       AAA      3,928,552
              Health Facility Revenue Refunding Bonds, Catholic
              Healthcare West, Series 1994A, 5.000%, 7/01/14 - AMBAC
              Insured

      18,000 California, Various Purpose General Obligation Bonds,           No Opt. Call       AAA     20,833,920
              Series 1992, 6.250%, 9/01/12 - MBIA Insured

      10,870 California, General Obligation Bonds, Series 2003, 5.250%,    2/13 at 100.00       AAA     12,060,482
              2/01/14 - MBIA Insured

             California, General Obligation Bonds, Series 2004:
      15,000  5.000%, 4/01/11                                                No Opt. Call         A     16,331,700
      17,000  5.250%, 12/01/12                                               No Opt. Call         A     18,934,770

----
59

Portfolio of Investments
NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND (continued)
April 30, 2005

   Principal                                                                Optional Call                   Market
Amount (000) Description                                                      Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------
             California (continued)

             California Department of Water Resources, Power Supply
             Revenue Bonds, Series 2002A:
  $    8,000  6.000%, 5/01/15                                              5/12 at 101.00        A2 $    9,217,680
      10,000  5.875%, 5/01/16                                              5/12 at 101.00        A2     11,326,100

             California, Economic Recovery Revenue Bonds, Series 2004A:
      15,000  5.250%, 7/01/12                                                No Opt. Call       AA-     16,737,150
      20,000  5.250%, 7/01/13                                                No Opt. Call       AA-     22,430,200
       7,500  5.250%, 7/01/14                                                No Opt. Call       AA-      8,437,200

             California State Public Works Board, Lease Revenue Bonds,
             Department of Corrections, Series 2003C:
       3,715  5.000%, 6/01/10                                                No Opt. Call        A-      4,005,439
       3,500  5.000%, 6/01/11                                                No Opt. Call        A-      3,798,550
       5,000  5.000%, 6/01/12                                                No Opt. Call        A-      5,448,400
       6,000  5.500%, 6/01/13                                                No Opt. Call        A-      6,763,140
       8,075  5.500%, 6/01/14                                             12/13 at 100.00        A-      9,083,971
       3,940  5.500%, 6/01/17                                             12/13 at 100.00        A-      4,379,507

       2,000 California State Public Works Board, Lease Revenue Bonds,       No Opt. Call        A-      2,167,640
              Department of General Services, Butterfield State, Series
              2005A, 5.000%, 6/01/12

             California Statewide Community Development Authority,
             Revenue Bonds, Daughters of Charity Health System, Series
             2005G:
       2,300  5.250%, 7/01/11                                                No Opt. Call      BBB+      2,472,661
         750  5.250%, 7/01/13                                                No Opt. Call      BBB+        815,580

      14,570 Central California Joint Powers Health Finance Authority,     8/05 at 100.00      Baa2     14,579,908
              Certificates of Participation, Community Hospitals of
              Central California, Series 1993, 5.250%, 2/01/13

       3,695 Contra Costa County Public Financing Authority, California,   8/13 at 100.00        AA      3,981,510
              Tax Allocation Revenue Bonds, Series 2003A, 5.500%,
              8/01/23 - RAAI Insured

             Delano Financing Authority, California, State Correctional
             Facilities Lease Revenue Bonds, Series 2002A:
       1,605  4.875%, 4/01/08                                                No Opt. Call        A-      1,653,375
       2,185  5.750%, 4/01/10                                                No Opt. Call        A-      2,353,332

      10,000 Foothill/Eastern Transportation Corridor Agency,              1/07 at 100.00       AAA     10,531,400
              California, Toll Road Revenue Bonds, Series 1995A,
              6.000%, 1/01/34 (Pre-refunded to 1/01/07)

      15,000 Golden State Tobacco Securitization Corporation,              6/06 at 100.00        A-     15,420,000
              California, Enhanced Tobacco Settlement Asset- Backed
              Bonds, Series 2003B, 5.375%, 6/01/17

       5,000 Long Beach Financing Authority, California, Revenue Bonds,      No Opt. Call       AAA      5,909,850
              Series 1992, 6.000%, 11/01/17 - AMBAC Insured

       2,500 Los Angeles Department of Water and Power, California,        7/06 at 100.00       AA-      2,544,575
              Power System Revenue Bonds, Series 2001A-3, 5.375%, 7/01/21

       5,000 Los Angeles Unified School District, California, General      7/13 at 100.00       AAA      5,534,550
              Obligation Bonds, Series 2003A, 5.250%, 7/01/19 - FSA
              Insured

       6,000 Oakland State Building Authority, California, Lease Revenue   4/08 at 101.00       AAA      6,315,660
              Bonds, Elihu M. Harris State Office Building, Series
              1998A, 5.000%, 4/01/23 - AMBAC Insured

       3,000 Port of Oakland, California, Revenue Refunding Bonds,        11/07 at 102.00       AAA      3,247,560
              Series 1997I, 5.600%, 11/01/19 - MBIA Insured

       4,000 San Diego County, California, Certificates of                 9/09 at 101.00      Baa3      4,208,040
              Participation, Burnham Institute, Series 1999,
              6.250%, 9/01/29

       4,635 South Orange County Public Financing Authority, California,     No Opt. Call       AAA      5,544,387
              Special Tax Revenue Bonds, Foothill Area, Series 1994C,
              8.000%, 8/15/09 - FGIC Insured

       5,740 Torrance Redevelopment Agency, California, Senior Lien Tax    9/09 at 102.00       AAA      6,338,854
              Allocation Bonds, Industrial Redevelopment Project, Series
              1999C, 5.450%, 9/01/18 - MBIA Insured

       8,780 University of California, Revenue Bonds, Multi-Purpose        9/11 at 101.00       AAA      9,465,630
              Projects, Series 2003Q, 5.000%, 9/01/16 - FSA Insured

       6,100 University of California, General Revenue Bonds, Series       5/13 at 100.00       AAA      6,765,998
              2003B, 5.250%, 5/15/15 - AMBAC Insured

----
60

   Principal                                                                Optional Call                   Market
Amount (000) Description                                                      Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------
             California (continued)

  $    3,220 Vallejo City Unified School District, Solano County,            No Opt. Call       AAA $    3,848,866
              California, General Obligation Refunding Bonds, Series
              2002A, 5.900%, 2/01/18 - MBIA Insured

       1,135 Yuba County Water Agency, California, Yuba River              9/05 at 100.00      Baa3      1,134,943
              Development Revenue Bonds, Pacific Gas and Electric
              Company, Series 1966A, 4.000%, 3/01/16
------------------------------------------------------------------------------------------------------------------
             Colorado - 1.5%

       4,935 Adams and Arapahoe Counties Joint School District 28,           No Opt. Call       AAA      5,457,617
              Aurora, Colorado, General Obligation Bonds, Series 2004,
              5.250%, 12/01/10 - FSA Insured

       2,000 Aurora Centretech Metropolitan District, Arapahoe County,    12/06 at 102.00        AA      2,081,520
              Colorado, General Obligation Refunding Bonds, Series
              1998C, 4.875%, 12/01/28 (Mandatory put 12/01/08)

       2,000 Colorado Health Facilities Authority, Revenue Bonds,         11/11 at 101.00         A      2,207,900
              PorterCare Adventist Health System, Series 2001, 6.500%,
              11/15/31

       9,915 Denver City and County, Colorado, Airport System Revenue     11/11 at 100.00       AAA     10,758,965
              Refunding Bonds, Series 2001A, 5.500%, 11/15/16
              (Alternative Minimum Tax) - FGIC Insured

       3,000 Denver City and County, Colorado, Airport System Revenue     11/10 at 100.00       AAA      3,332,640
              Refunding Bonds, Series 2000A, 6.000%, 11/15/16
              (Alternative Minimum Tax) - AMBAC Insured

       5,775 Denver Convention Center Hotel Authority, Colorado, Senior   12/13 at 100.00       AAA      6,241,216
              Revenue Bonds, Convention Center Hotel, Series 2003A,
              5.000%, 12/01/15 - XLCA Insured

       8,245 E-470 Public Highway Authority, Colorado, Senior Revenue      9/07 at 101.00       AAA      8,717,356
              Bonds, Series 1997A, 5.250%, 9/01/18 - MBIA Insured

         125 Eagle County Air Terminal Corporation, Colorado, Airport        No Opt. Call       N/R        126,541
              Terminal Revenue Bonds, Series 1996, 6.750%, 5/01/06
              (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------
             Connecticut - 0.1%

       1,500 South Central Connecticut Regional Water Authority, Water       No Opt. Call       AAA      1,671,930
              System Revenue Bonds, Eighteenth Series 2003A, 5.250%,
              8/01/11 - MBIA Insured
------------------------------------------------------------------------------------------------------------------
             District of Columbia - 1.9%

             District of Columbia, Certificates of Participation, Series
             2003:
       3,695  5.500%, 1/01/15 - AMBAC Insured                              1/14 at 100.00       AAA      4,110,429
       1,000  5.500%, 1/01/16 - AMBAC Insured                              1/14 at 100.00       AAA      1,106,250

      11,530 District of Columbia, General Obligation Bonds, Series        6/13 at 100.00       AAA     12,552,365
              2003B, 5.000%, 6/01/15 - AMBAC Insured

       1,900 District of Columbia, General Obligation Refunding Bonds,       No Opt. Call       AAA      2,168,679
              Series 1994A-1, 6.000%, 6/01/11 - MBIA Insured

             District of Columbia Tobacco Settlement Corporation,
             Tobacco Settlement Asset-Backed Bonds, Series 2001:
       7,090  6.000%, 5/15/11                                                No Opt. Call       BBB      7,625,862
       3,000  5.875%, 5/15/14 (DD, settling 5/09/05)                       5/11 at 101.00       BBB      3,177,900
      10,705  6.250%, 5/15/24                                              5/11 at 101.00       BBB     10,939,654
       2,920  6.500%, 5/15/33                                                No Opt. Call       BBB      3,094,207

       6,250 Washington Convention Center Authority, District of          10/08 at 101.00       AAA      6,691,813
              Columbia, Senior Lien Dedicated Tax Revenue Bonds, Series
              1998, 5.250%, 10/01/17 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------
             Florida - 2.1%

         300 Brevard County Housing Finance Authority, Florida,            2/06 at 101.00       AAA        309,762
              Multifamily Housing Revenue Refunding Bonds, Windover Oaks
              and Windover Health Club Apartments Projects, Series
              1996A, 6.900%, 2/01/27 (Mandatory put 2/01/07)

       5,000 Broward County School Board, Florida, Certificates of         7/13 at 100.00       AAA      5,327,750
              Participation, Series 2003, 5.000%, 7/01/23 - MBIA Insured

         500 Dade County, Florida, Seaport Revenue Refunding Bonds,          No Opt. Call       AAA        574,245
              Series 1995, 6.200%, 10/01/10 - MBIA Insured

          50 Escambia County Housing Finance Authority, Florida,           4/07 at 102.00       Aaa         51,429
              GNMA/FNMA Multi-County Single Family Mortgage Revenue
              Bonds, Series 1997A, 5.500%, 4/01/08 (Alternative Minimum
              Tax)

----
61

Portfolio of Investments
NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND (continued)
April 30, 2005

   Principal                                                                Optional Call                   Market
Amount (000) Description                                                      Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------
             Florida (continued)

  $    3,245 Florida Department of Environmental Protection, Florida       7/13 at 101.00       AAA $    3,529,294
              Forever Revenue Bonds, Series 2003C, 5.000%, 7/01/17 -
              AMBAC Insured

       7,695 Florida State Turnpike Authority, Turnpike Revenue Bonds,     7/13 at 101.00       AAA      8,403,171
              Department of Transportation, Series 2003A, 5.000%,
              7/01/16 - FSA Insured

       1,690 Greater Orlando Aviation Authority, Florida, Airport            No Opt. Call       AAA      1,885,871
              Facilities Revenue Bonds, Series 1997, 5.750%, 10/01/11
              (Alternative Minimum Tax) - FGIC Insured

         200 Halifax Hospital Medical Center, Daytona Beach, Florida,        No Opt. Call         A        206,224
              Healthcare Facilities Revenue Bonds, Halifax Management
              System Inc., Series 1998A, 4.600%, 4/01/08 - ACA Insured

       4,210 JEA, Florida, St. John's River Power Park System Revenue     10/05 at 100.00       Aa2      4,263,888
              Refunding Bonds, Issue Two, Series Nine, 5.250%, 10/01/21

       5,000 Key West Utility Board, Florida, Electric System Revenue        No Opt. Call       AAA      5,835,600
              Refunding Bonds, Series 2000, 6.000%, 10/01/12 - AMBAC
              Insured

         400 Lee County, Florida, Capital Improvement Revenue Refunding      No Opt. Call       AAA        456,784
              Bonds, Series 1997A, 5.750%, 10/01/11 - MBIA Insured

         250 Lee County Hospital Board, Florida, Fixed-Rate Hospital       4/07 at 102.00       AAA        264,982
              Revenue Bonds, Lee Memorial Health System, Series 1997A,
              5.400%, 4/01/09 - MBIA Insured

         165 Leesburg, Florida, Hospital Revenue Refunding Bonds,          7/06 at 102.00         A        171,775
              Leesburg Regional Medical Center Project, Series 1996A,
              5.600%, 7/01/08

       3,675 Leesburg, Florida, Hospital Revenue Refunding Bonds,            No Opt. Call        A-      3,896,970
              Leesburg Regional Medical Center Project, Series 2003,
              5.000%, 7/01/10

         105 Orange County Housing Finance Authority, Florida, Single      9/07 at 102.00       AAA        105,621
              Family Mortgage Revenue Bonds, Series 1997B, 5.400%,
              9/01/09 (Alternative Minimum Tax)

       6,020 Orlando Utilities Commission, Florida, Water and Electric     4/13 at 100.00       Aa1      6,527,185
              Revenue Refunding Bonds, Series 2003B, 5.000%, 10/01/16

       1,200 Palm Beach County School Board, Florida, Certificates of      8/15 at 100.00       AAA      1,272,996
              Participation, Series 2005A, 5.000%, 8/01/22 (DD, settling
              5/06/05) - FSA Insured

       9,275 Reedy Creek Improvement District, Florida, Utility Revenue      No Opt. Call       Aaa     10,236,261
              Bonds, Series 2004-2, 5.250%, 10/01/10 - MBIA Insured

         515 Sanford Airport Authority, Florida, Industrial Development      No Opt. Call       N/R        511,117
              Revenue Bonds, Central Florida Terminals Inc., Series
              1995A, 7.500%, 5/01/06 (Alternative Minimum Tax)

          55 Sanford Airport Authority, Florida, Industrial Development      No Opt. Call       N/R         54,997
              Revenue Bonds, Central Florida Terminals Inc., Series
              1997C, 6.750%, 5/01/05 (Alternative Minimum Tax)

         200 Sarasota County Health Facility Authority, Florida, Health      No Opt. Call       N/R        200,134
              Facilities Revenue Bonds, Sunnyside Properties, Series
              1995, 5.500%, 5/15/05

         665 Sarasota Elderly Housing Corporation, Florida, First          7/05 at 102.00       N/R        645,875
              Mortgage Revenue Bonds, McCown Towers Annex Project,
              Series 1978, 7.500%, 7/01/09
------------------------------------------------------------------------------------------------------------------
             Georgia - 0.7%

       7,330 Fulton County, Georgia, Water and Sewerage Revenue Bonds,       No Opt. Call       AAA      8,606,373
              Series 1992, 6.375%, 1/01/14 - FGIC Insured

       3,240 Fulton-DeKalb Hospital Authority, Georgia, Revenue              No Opt. Call       AAA      3,525,282
              Refunding Certificates, Series 2003, 5.000%, 1/01/11 - FSA
              Insured

       5,440 Municipal Electric Authority of Georgia, Project One            No Opt. Call       AAA      6,083,933
              Subordinated Bonds, Series 1998A, 5.250%, 1/01/14 - MBIA
              Insured
------------------------------------------------------------------------------------------------------------------
             Illinois - 11.2%

      12,880 Chicago Metropolitan Housing Development Corporation,         7/05 at 100.00        AA     12,900,866
              Illinois, FHA-Insured Section 8 Assisted Housing
              Development Revenue Refunding Bonds, Series 1992B, 6.900%,
              7/01/22

      17,500 Chicago Housing Authority, Illinois, Revenue Bonds, Capital   7/12 at 100.00     AA***     18,638,200
              Fund Program, Series 2001, 5.375%, 7/01/19

----
62

   Principal                                                                Optional Call                   Market
Amount (000) Description                                                      Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------
             Illinois (continued)

  $   22,395 Chicago, Illinois, General Airport Second Lien Revenue        7/05 at 101.00       AAA $   22,713,009
              Refunding Bonds, O'Hare International Airport, Series
              1993C, 5.000%, 1/01/18 - MBIA Insured

      61,250 Chicago, Illinois, General Airport Revenue Refunding Bonds,   7/05 at 101.00        A+     61,497,450
              O'Hare International Airport, Series 1993A, 5.000%, 1/01/16

      10,000 Chicago, Illinois, General Airport Second Lien Revenue        1/10 at 101.00       AAA     10,687,300
              Refunding Bonds, O'Hare International Airport, Series
              1999, 5.500%, 1/01/17 (Alternative Minimum Tax) - AMBAC
              Insured

       9,100 Chicago Public Building Commission, Illinois, General         3/13 at 100.00       AAA      9,746,464
              Obligation Lease Bonds, Chicago Transit Authority, Series
              2003, 5.250%, 3/01/22 - AMBAC Insured

       3,205 Chicago, Illinois, Wastewater Transmission Revenue Bonds,     1/06 at 102.00       AAA      3,307,752
              Series 1995, 5.000%, 1/01/15 - FGIC Insured

      22,335 Chicago, Illinois, Water Revenue Bonds, Series 1995,         11/06 at 102.00       AAA     23,379,385
              5.000%, 11/01/15 - FGIC Insured

       1,250 Cicero, Cook County, Illinois, General Obligation Tax           No Opt. Call       AAA      1,362,288
              Increment Bonds, Series 2005A, 5.000%, 1/01/14 - XLCA
              Insured

       6,760 Cook County, Illinois, General Obligation Refunding Bonds,   11/12 at 100.00       AAA      7,404,566
              Series 2002D, 5.250%, 11/15/19 - AMBAC Insured

       1,000 Illinois Development Finance Authority, Adjustable Rate         No Opt. Call       BBB      1,044,290
              Solid Waste Disposal Revenue Bonds, Waste Management Inc.
              Project, Series 1997, 5.050%, 1/01/10 (Alternative Minimum
              Tax)

             Illinois Finance Authority, Revenue Bonds, Swedish American
             Hospital, Series 2004:
       2,255  5.000%, 11/15/10 - AMBAC Insured                               No Opt. Call       AAA      2,436,234
       2,575  5.000%, 11/15/11 - AMBAC Insured                               No Opt. Call       AAA      2,797,557
       2,705  5.000%, 11/15/12 - AMBAC Insured                               No Opt. Call       AAA      2,946,313
       2,845  5.000%, 11/15/13 - AMBAC Insured                               No Opt. Call       AAA      3,103,554
       1,740  5.000%, 11/15/14 - AMBAC Insured                               No Opt. Call       AAA      1,900,706

             Illinois Health Facilities Authority, Revenue Bonds,
             Rush-Presbyterian St. Luke's Medical Center Obligated
             Group, Series 1993:
       3,000  5.250%, 11/15/20 - MBIA Insured                              5/05 at 101.00       AAA      3,031,740
      34,120  5.500%, 11/15/25 - MBIA Insured                              5/05 at 101.00       AAA     34,505,556

             Illinois Health Facilities Authority, Revenue Bonds,
             Centegra Health System, Series 1998:
         500  5.500%, 9/01/09                                              9/08 at 101.00        A-        532,940
         500  5.500%, 9/01/10                                              9/08 at 101.00        A-        531,090

       1,000 Illinois Health Facilities Authority, Revenue Bonds,         11/08 at 101.00       AAA      1,079,640
              Methodist Medical Center of Illinois, Series 1998, 5.500%,
              11/15/12 - MBIA Insured

             Illinois Health Facilities Authority, Revenue Bonds,
             Victory Health Services, Series 1997A:
         500  5.750%, 8/15/08                                              8/07 at 101.00      Baa2        516,430
       3,245  5.375%, 8/15/16                                              8/07 at 101.00      Baa2      3,169,099

       8,000 Illinois Health Facilities Authority, Revenue Bonds, OSF     11/09 at 101.00         A      8,589,040
              Healthcare System, Series 1999, 6.250%, 11/15/29

       9,025 Illinois Health Facilities Authority, Revenue Bonds,          5/10 at 101.00      Baa2      9,948,258
              Condell Medical Center, Series 2000, 7.000%, 5/15/22

       3,000 Illinois Health Facilities Authority, Revenue Bonds,         10/11 at 100.00         A      3,217,620
              Passavant Memorial Hospital Association, Series 2001,
              6.000%, 10/01/24

             Illinois Health Facilities Authority, Revenue Refunding
             Bonds, University of Chicago Hospitals, Series 2003:
       3,120  5.000%, 8/15/13 - MBIA Insured                                 No Opt. Call       AAA      3,404,482
       7,410  5.000%, 8/15/14 - MBIA Insured                               8/13 at 100.00       AAA      8,028,883

       3,335 Illinois Housing Development Authority, Homeowner Mortgage    2/12 at 100.00        AA      3,471,402
              Revenue Bonds, Series 2002A-2, 5.625%, 8/01/33
              (Alternative Minimum Tax)

       2,775 Illinois, Sales Tax Revenue Bonds, Series 1993S, 5.250%,      6/05 at 100.00       AAA      2,782,659
              6/15/18

      23,000 Metropolitan Pier and Exposition Authority, Illinois,         6/12 at 101.00       AAA     25,875,460
              Revenue Bonds, McCormick Place Expansion Project, Series
              2002A, 5.750%, 6/15/41 - MBIA Insured

       5,325 Pingree Grove Village, Illinois, Tax Assessment Bonds,          No Opt. Call       N/R      5,314,510
              Special Service Area 1 - Cambridge Lakes Project, Series
              2005-1, 5.250%, 3/01/15

----
63

Portfolio of Investments
NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND (continued)
April 30, 2005

   Principal                                                                Optional Call                   Market
Amount (000) Description                                                      Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------
             Indiana - 2.1%

  $    3,000 Indiana Health Facility Financing Authority, Hospital         9/11 at 100.00        A+ $    3,129,600
              Revenue Bonds, Methodist Hospitals Inc., Series 2001,
              5.375%, 9/15/22

      11,590 Indiana Health Facility Financing Authority, Hospital         9/05 at 100.00       AAA     11,854,368
              Revenue Refunding Bonds, Methodist Hospital of Indiana
              Inc., Series 1992A, 5.750%, 9/01/11 - AMBAC Insured

      38,600 Indiana Health Facility Financing Authority, Hospital        11/05 at 100.00       Aaa     39,085,588
              Revenue Bonds, Daughters of Charity, Series 1993, 5.750%,
              11/15/22 (Pre-refunded to 11/15/05)

       2,120 Southwind Housing Inc., Evansville, Indiana, First Mortgage   5/05 at 100.00    AA-***      2,578,111
              Revenue Bonds, Series 1978A, 7.125%, 11/15/21
------------------------------------------------------------------------------------------------------------------
             Iowa - 0.1%

       1,245 Iowa Housing Finance Authority, Single Family Mortgage        8/05 at 100.00       Aaa      1,251,735
              Bonds, Series 1977A, 5.875%, 8/01/08

       1,425 Iowa Tobacco Settlement Authority, Tobacco Settlement         6/11 at 101.00       BBB      1,491,676
              Asset-Backed Revenue Bonds, Series 2001B, 5.500%, 6/01/12
------------------------------------------------------------------------------------------------------------------
             Kansas - 0.5%

             Wichita, Kansas, Water and Sewerage Utility Revenue Bonds,
             Series 2003:
       3,350  5.000%, 10/01/19 - FGIC Insured                             10/13 at 100.00       AAA      3,623,762
       7,700  5.000%, 10/01/20 - FGIC Insured                             10/13 at 100.00       AAA      8,330,399
------------------------------------------------------------------------------------------------------------------
             Kentucky - 0.9%

         500 Ashland, Kentucky, Pollution Control Revenue Refunding          No Opt. Call      Baa2        531,865
              Bonds, Ashland Oil Inc. Project, Series 1999, 5.700%,
              11/01/09

       1,500 Kentucky State Property and Buildings Commission, Revenue       No Opt. Call       Aa3      1,662,675
              Bonds, Project 73, Series 2001, 5.250%, 11/01/11

       4,820 Kentucky State Property and Buildings Commission, Revenue    10/13 at 100.00       AAA      5,388,808
              Refunding Bonds, Project 79, Series 2003, 5.125%, 10/01/17
              (Pre-refunded to 10/01/13) - MBIA Insured

      16,980 Kentucky Turnpike Authority, Road Resource Recovery Revenue   7/05 at 100.00    Aa3***     16,982,547
              Refunding Bonds, Series 1987A, 5.000%, 7/01/08
------------------------------------------------------------------------------------------------------------------
             Louisiana - 0.8%

       5,030 New Orleans, Louisiana, Refunding Certificates of            12/08 at 102.00       AAA      5,413,940
              Indebtedness, Series 1998B, 5.000%, 12/01/12 - FSA Insured

       2,400 St. Martin Parish, Louisiana, Industrial Development            No Opt. Call        A+      2,472,072
              Revenue Bonds, Cargill Inc., Series 2004, 4.350%, 10/01/12

      12,950 Tobacco Settlement Financing Corporation, Louisiana,          5/11 at 101.00       BBB     12,892,891
              Tobacco Settlement Asset-Backed Bonds, Series 2001B,
              5.875%, 5/15/39
------------------------------------------------------------------------------------------------------------------
             Maryland - 0.1%

       1,605 Maryland Community Development Administration, Housing        1/07 at 102.00       Aa2      1,665,364
              Revenue Bonds, Series 1996A, 5.875%, 7/01/16

         500 Maryland Health and Higher Educational Facilities             1/07 at 102.00        A-        529,085
              Authority, Revenue Refunding Bonds, Pickersgill Inc.,
              Series 1997A, 5.750%, 1/01/08
------------------------------------------------------------------------------------------------------------------
             Massachusetts - 6.9%

       8,140 Massachusetts Bay Transportation Authority, Senior Sales      7/12 at 100.00       AAA      9,077,240
              Tax Revenue Refunding Bonds, Series 2002A, 5.250%, 7/01/15
              (Pre-refunded to 7/01/12) - FSA Insured

      10,000 Massachusetts, General Obligation Bonds, Consolidated Loan,     No Opt. Call        AA     11,416,000
              Series 2001D, 5.500%, 11/01/14

       4,000 Massachusetts, General Obligation Bonds, Consolidated Loan,   3/12 at 100.00       AAA      4,492,440
              Series 2002B, 5.500%, 3/01/19 (Pre-refunded to 3/01/12) -
              FSA Insured

             Massachusetts, General Obligation Bonds, Consolidated Loan,
             Series 2002C:
      19,675  5.500%, 11/01/11 - FSA Insured                                 No Opt. Call       AAA     22,139,097
       4,000  5.500%, 11/01/19 (Pre-refunded to 11/01/12)                 11/12 at 100.00     AA***      4,520,680

      10,000 Massachusetts, General Obligation Bonds, Consolidated Loan,  12/14 at 100.00       AAA     11,013,900
              Series 2004D, 5.000%, 12/01/22 (Pre-refunded to 12/01/14)
              - FSA Insured

----
64

   Principal                                                                Optional Call                   Market
Amount (000) Description                                                      Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------
             Massachusetts (continued)

  $    5,400 Massachusetts, General Obligation Refunding Bonds, Series       No Opt. Call       AAA $    6,226,200
              1996A, 6.000%, 11/01/11 - MBIA Insured

             Massachusetts, General Obligation Bonds, Consolidated Loan,
             Series 2003A:
       9,060  5.000%, 1/01/19 (Pre-refunded to 1/01/13)                    1/13 at 100.00     AA***      9,931,934
       5,250  5.125%, 1/01/20 (Pre-refunded to 1/01/13)                    1/13 at 100.00     AA***      5,798,992
      12,500  5.000%, 1/01/21 (Pre-refunded to 1/01/13)                    1/13 at 100.00     AA***     13,703,000

             Massachusetts, General Obligation Bonds, Consolidated Loan,
             Series 2003C:
      10,000  5.250%, 8/01/20 (Pre-refunded to 8/01/13)                    8/13 at 100.00     AA***     11,152,200
       7,040  5.000%, 8/01/21 (Pre-refunded to 8/01/13)                    8/13 at 100.00     AA***      7,726,541

       7,000 Massachusetts, General Obligation Bonds, Series 2003D,          No Opt. Call        AA      8,006,320
              5.500%, 10/01/15

       5,000 Massachusetts, Federal Highway Grant Anticipation Notes,     12/10 at 100.00       Aaa      5,566,950
              Series 2000A, 5.750%, 12/15/12 - FSA Insured

       2,850 Massachusetts Development Finance Agency, Resource Recovery     No Opt. Call       AAA      3,149,279
              Revenue Bonds, SEMass System, Series 2001A, 5.500%,
              1/01/11 - MBIA Insured

         800 Massachusetts Health and Educational Facilities Authority,    7/08 at 101.00         A        844,120
              Revenue Bonds, Massachusetts Eye and Ear Infirmary, Series
              1998B, 5.250%, 7/01/10 - ACA Insured

             Massachusetts Industrial Finance Agency, Resource Recovery
             Revenue Refunding Bonds, Ogden Haverhill Project, Series
             1998A:
       1,500  5.450%, 12/01/12 (Alternative Minimum Tax)                  12/08 at 102.00       BBB      1,536,150
       1,825  5.500%, 12/01/13 (Alternative Minimum Tax)                  12/08 at 102.00       BBB      1,868,745

             Massachusetts, Special Obligation Refunding Notes, Federal
             Highway Grant Anticipation Note Program, Series 2003A:
      10,000  5.000%, 12/15/11 - FSA Insured                                 No Opt. Call       Aaa     10,902,300
      12,500  5.000%, 12/15/12 - FSA Insured                                 No Opt. Call       Aaa     13,656,875
      12,000  5.000%, 12/15/13 - FSA Insured                                 No Opt. Call       Aaa     13,103,880
       7,015  5.000%, 12/15/14 - FSA Insured                                 No Opt. Call       Aaa      7,680,443
------------------------------------------------------------------------------------------------------------------
             Michigan - 5.1%

       5,000 Detroit City School District, Wayne County, Michigan,         5/06 at 102.00       AAA      5,244,250
              Unlimited Tax School Building and Site Improvement Bonds,
              Series 1996A, 5.700%, 5/01/25 (Pre-refunded to 5/01/06) -
              AMBAC Insured

       1,080 Kent Hospital Finance Authority, Michigan, Revenue Bonds,       No Opt. Call       BBB      1,167,523
              Metropolian Hospital, Series 2005A, 5.500%, 7/01/14

       2,575 L'Anse Creuse Public Schools, Macomb County, Michigan,          No Opt. Call       AAA      2,836,028
              General Obligation Bonds, Series 2004, 5.000%, 5/01/13 -
              FSA Insured

       3,370 Michigan Higher Education Facilities Authority, Limited       5/08 at 100.00        AA      3,461,934
              Obligation Revenue Refunding Bonds, Aquinas College,
              Series 1998C, 5.125%, 5/01/16 - RAAI Insured

       4,025 Michigan Municipal Bond Authority, Clean Water Revolving     10/14 at 100.00       AAA      4,437,965
              Fund Revenue Bonds, Series 2004, 5.000%, 10/01/15

       1,805 Michigan Public Power Agency, Revenue Refunding Bonds,          No Opt. Call       AAA      1,947,433
              Belle River Project, Series 2002A, 5.250%, 1/01/09 - MBIA
              Insured

      15,000 Michigan State Building Authority, Revenue Bonds,            10/07 at 100.00    AA-***     15,637,350
              Facilities Program, Series 1997II, 4.750%, 10/15/13
              (Pre-refunded to 10/15/07)

             Michigan State Building Authority, Revenue Refunding Bonds,
             Facilities Program, Series 1998I:
       5,000  5.250%, 10/15/12                                            10/09 at 100.00       AA-      5,395,300
      14,080  4.750%, 10/15/17                                            10/09 at 100.00       AA-     14,713,882
       3,850  4.750%, 10/15/21                                            10/09 at 100.00       AA-      3,971,622

             Michigan State Building Authority, Revenue Refunding Bonds,
             Facilities Program, Series 2003I:
       5,930  5.250%, 10/15/12 - FSA Insured                                 No Opt. Call       AAA      6,596,295
       3,500  5.250%, 10/15/15 - FSA Insured                              10/13 at 100.00       AAA      3,885,595

             Michigan State Hospital Finance Authority, Hospital Revenue
             Refunding Bonds, Detroit Medical Center Obligated Group,
             Series 1993B:
      20,185  5.750%, 8/15/13                                              8/05 at 101.00       Ba3     19,689,862
      41,900  5.500%, 8/15/23                                              8/05 at 101.00       Ba3     38,670,348

----
65

Portfolio of Investments
NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND (continued)
April 30, 2005

   Principal                                                                Optional Call                   Market
Amount (000) Description                                                      Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------
             Michigan (continued)

  $      545 Michigan State Hospital Finance Authority, Hospital Revenue     No Opt. Call       BBB $      565,917
              Refunding Bonds, Gratiot Community Hospital, Series 1995,
              6.100%, 10/01/07

       1,000 Michigan State Hospital Finance Authority, Hospital Revenue     No Opt. Call       Aaa      1,078,850
              Refunding Bonds, Genesys Regional Medical Center Obligated
              Group, Series 1998A, 5.500%, 10/01/08

         215 Michigan Strategic Fund, Limited Obligation Revenue Bonds,      No Opt. Call      BBB-        218,649
              Clark Retirement Community Inc., Series 1998, 4.900%,
              6/01/08

       1,470 Saginaw Hospital Finance Authority, Michigan, Hospital          No Opt. Call         A      1,574,517
              Revenue Bonds, Covenant Medical Center, Series 2004G,
              5.000%, 7/01/12

       3,500 Walled Lake Consolidated School District, Oakland County,       No Opt. Call       AAA      3,860,430
              Michigan, General Obligation Bonds, Series 2005, 5.000%,
              5/01/14 - MBIA Insured
------------------------------------------------------------------------------------------------------------------
             Minnesota - 0.8%

             Minneapolis-St. Paul Housing and Redevelopment Authority,
             Minnesota, Revenue Bonds, HealthPartners Inc., Series 2003:
       1,050  5.250%, 12/01/10                                               No Opt. Call      BBB+      1,132,173
       3,130  5.250%, 12/01/11                                               No Opt. Call      BBB+      3,388,820

         985 Minnesota Housing Finance Agency, Rental Housing Bonds,       8/05 at 102.00       AAA      1,005,921
              Series 1995D, 5.800%, 8/01/11 - MBIA Insured

         950 St. Paul Housing and Redevelopment Authority, Minnesota,        No Opt. Call      BBB+        992,893
              Healthcare Revenue Bonds, Regions Hospital, Series 1998,
              5.000%, 5/15/09

             St. Paul Housing and Redevelopment Authority, Minnesota,
             Healthcare Revenue Bonds, Gillette Children's Specialty
             Healthcare, Series 2005:
         225  5.000%, 2/01/12                                                No Opt. Call       N/R        232,403
         375  5.000%, 2/01/13                                                No Opt. Call       N/R        385,650
         400  5.000%, 2/01/14                                                No Opt. Call       N/R        407,928
         300  5.000%, 2/01/15                                                No Opt. Call       N/R        304,140

       2,685 St. Paul Port Authority, Minnesota, Lease Revenue Bonds,        No Opt. Call       AA+      2,952,614
              Office Building at Cedar Street, Series 2003, 5.000%,
              12/01/13

       3,950 Southern Minnesota Municipal Power Agency, Power Supply         No Opt. Call       AAA      4,228,989
              System Revenue Refunding Bonds, Series 2002A, 5.000%,
              1/01/09 - AMBAC Insured

       5,000 White Earth Band of Chippewa Indians, Minnesota, Revenue        No Opt. Call         A      5,537,750
              Bonds, Series 2000A, 7.000%, 12/01/11 - ACA Insured
------------------------------------------------------------------------------------------------------------------
             Mississippi - 0.3%

       8,660 Mississippi Business Finance Corporation, Pollution Control  10/05 at 100.00      BBB-      8,768,683
              Revenue Refunding Bonds, System Energy Resources Inc.
              Project, Series 1998, 5.875%, 4/01/22
------------------------------------------------------------------------------------------------------------------
             Missouri - 1.5%

       6,220 Jackson County Reorganized School District R-7, Lees          3/14 at 100.00       Aaa      6,787,326
              Summit, Missouri, General Obligation Bonds, Series 2004,
              5.000%, 3/01/15 - MBIA Insured

       6,020 Joplin Industrial Development Authority, Missouri, Health     2/15 at 102.00      BBB+      6,420,330
              Facilities Revenue Bonds, Freeman Health System, Series
              2004, 5.500%, 2/15/19

      13,180 Kansas City, Missouri, Airport Revenue Bonds, General         9/12 at 100.00       AAA     14,511,180
              Improvement Projects, Series 2003B, 5.375%, 9/01/15 - FGIC
              Insured

       5,200 Kansas City, Missouri, Airport Revenue Bonds, General           No Opt. Call       AAA      5,627,544
              Improvement Projects, Series 2004E, 5.250%, 9/01/10
              (Alternative Minimum Tax) - FGIC Insured

             Kansas City Industrial Development Authority, Missouri,
             Retirement Center Revenue Refunding and Improvement Bonds,
             Kingswood Project, Series 1998A:
         550  5.375%, 11/15/09                                            11/08 at 102.00       N/R        540,975
       3,650  5.800%, 11/15/17                                            11/08 at 102.00       N/R      3,496,262

         520 Missouri Housing Development Commission, FHA-Insured          9/05 at 100.00       Aaa        523,812
              Mortgage Loan Housing Development Bonds, Series 1979B,
              7.000%, 9/15/22

----
66

   Principal                                                                Optional Call                   Market
Amount (000) Description                                                      Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------
             Missouri (continued)

  $      300 Missouri Health and Educational Facilities Authority,         2/07 at 102.00       N/R $      313,572
              Revenue Bonds, Lutheran Senior Services, Series 1997,
              5.550%, 2/01/09

         350 St. Louis County Industrial Development Authority,            6/05 at 100.00       N/R        351,747
              Missouri, Revenue Bonds, Kiel Center Multipurpose Arena,
              Series 1992, 7.625%, 12/01/09 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------
             Montana - 0.2%

       6,325 Montana Health Facility Authority, Healthcare Facility        6/06 at 102.00      BBB-      6,393,563
              Revenue Bonds, Community Medical Center Inc., Series 1996,
              6.375%, 6/01/18
------------------------------------------------------------------------------------------------------------------
             Nebraska - 0.4%

             Nebraska Public Power District, General Revenue Bonds,
             Series 2005B-2:
       5,000  5.000%, 1/01/09 - FGIC Insured                                 No Opt. Call       AAA      5,351,350
       5,000  5.000%, 1/01/10 - FGIC Insured                                 No Opt. Call       AAA      5,408,900
------------------------------------------------------------------------------------------------------------------
             Nevada - 0.4%

       1,925 Henderson Local Improvement District T-4C, Nevada, Limited    5/05 at 103.00       N/R      1,988,544
              Obligation Refunding Bonds, Green Valley Properties,
              Series 1999A, 5.900%, 11/01/18

       3,000 Las Vegas Paiute Tribe, Nevada, Revenue Bonds, Series        10/12 at 101.00         A      3,394,050
              2002A, 6.625%, 11/01/17 - ACA Insured

       4,005 Washoe County Airport Authority, Reno, Nevada, Airport          No Opt. Call       Aaa      4,320,714
              Revenue Bonds, Series 2003, 5.000%, 7/01/11 - FSA Insured
------------------------------------------------------------------------------------------------------------------
             New Hampshire - 0.4%

      10,000 New Hampshire Housing Finance Authority, Multifamily          6/11 at 100.00       Aaa     10,491,300
              Remarketed Housing Bonds, Series 1994I, 5.600%, 1/01/24
              (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------
             New Jersey - 3.3%

      14,000 Essex County Improvement Authority, New Jersey, Lease           No Opt. Call       Aaa     15,484,700
              Revenue Bonds, Series 2003, 5.000%, 12/15/13 - FSA Insured

       1,000 Gloucester County Improvement Authority, New Jersey, Solid      No Opt. Call       BBB      1,114,300
              Waste Resource Recovery Revenue Refunding Bonds, Waste
              Management Inc. Project, Series 1999B, 7.000%, 12/01/29
              (Alternative Minimum Tax) (Mandatory put 12/01/09)

          90 New Jersey Economic Development Authority, Insured Revenue      No Opt. Call       AAA         90,117
              Bonds, Educational Testing Service Inc., Series 1995B,
              5.500%, 5/15/05 - MBIA Insured

      20,000 New Jersey Transportation Trust Fund Authority,                 No Opt. Call       AAA     22,365,600
              Transportation System Bonds, Series 2004B,
              5.250%, 12/15/12 - FGIC Insured

             New Jersey Transportation Trust Fund Authority,
             Transportation System Bonds, Series 2004A:
       5,000  5.250%, 6/15/11 - FGIC Insured                                 No Opt. Call       AAA      5,538,800
       5,000  5.250%, 6/15/12 - FGIC Insured                                 No Opt. Call       AAA      5,573,600

      10,000 New Jersey Transportation Trust Fund Authority,                 No Opt. Call       AAA     11,273,700
              Transportation System Bonds, Series 2001C,
              5.500%, 12/15/11 - FSA Insured

             Tobacco Settlement Financing Corporation, New Jersey,
             Tobacco Settlement Asset-Backed Bonds, Series 2002:
       6,815  5.000%, 6/01/09                                                No Opt. Call       BBB      6,984,148
       6,155  5.500%, 6/01/12                                                No Opt. Call       BBB      6,442,992
       9,535  5.750%, 6/01/16                                              6/12 at 100.00       BBB      9,862,146
       2,045  5.750%, 6/01/32                                              6/12 at 100.00       BBB      2,043,487
------------------------------------------------------------------------------------------------------------------
             New Mexico - 0.3%

       7,600 New Mexico Hospital Equipment Loan Council, Hospital          8/11 at 101.00       Aa3      8,168,404
              Revenue Bonds, Presbyterian Healthcare Services, Series
              2001A, 5.500%, 8/01/21

----
67

Portfolio of Investments
NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND (continued)
April 30, 2005

   Principal                                                                Optional Call                   Market
Amount (000) Description                                                      Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------
             New York - 11.2%

  $   16,845 Long Island Power Authority, New York, Electric System        6/08 at 101.00       AAA $   17,871,029
              General Revenue Bonds, Series 1998A, 5.000%, 12/01/18 -
              FSA Insured

             Long Island Power Authority, New York, Electric System
             General Revenue Bonds, Series 2003B:
      12,500  5.250%, 12/01/13                                               No Opt. Call        A-     13,884,875
       1,540  5.250%, 6/01/14                                                No Opt. Call        A-      1,706,212

       3,685 New York Counties Tobacco Trust III, Tobacco Settlement       6/13 at 100.00       BBB      3,811,138
              Pass-Through Bonds, Series 2003, 5.000%, 6/01/27

      10,770 New York City, New York, General Obligation Bonds, Fiscal     8/08 at 101.00        A1     11,501,714
              Series 1998J, 5.375%, 8/01/13

       6,435 New York City, New York, General Obligation Bonds, Fiscal       No Opt. Call        A1      6,725,991
              Series 2001D, 5.000%, 8/01/07

       2,920 New York City, New York, General Obligation Bonds, Fiscal     8/06 at 101.50        A1      3,059,722
              Series 1997E, 6.000%, 8/01/16

       3,500 New York City, New York, General Obligation Bonds, Fiscal       No Opt. Call        A1      3,769,010
              Series 2004G, 5.000%, 8/01/10

             New York City, New York, General Obligation Bonds, Fiscal
             Series 2004A:
      10,185  5.000%, 8/01/11                                                No Opt. Call        A1     11,023,022
       7,080  5.000%, 8/01/12                                                No Opt. Call        A1      7,684,066

             New York City, New York, General Obligation Bonds, Fiscal
             Series 2004B:
      15,000  5.250%, 8/01/11                                                No Opt. Call        A1     16,443,000
       5,000  5.250%, 8/01/12                                                No Opt. Call        A1      5,505,650

       5,000 New York City Transitional Finance Authority, New York,      11/11 at 100.00       AAA      5,562,750
              Future Tax Secured Subordinate Lien, Fiscal Series 2003A,
              5.500%, 11/01/26

      11,000 New York City Transitional Finance Authority, New York,       2/13 at 100.00       AAA     11,595,320
              Future Tax Secured Refunding Bonds, Fiscal Series 2003D,
              5.000%, 2/01/23

             Dormitory Authority of the State of New York, New York
             City, Lease Revenue Bonds, Court Facilities, Series 2003A:
      12,315  5.750%, 5/15/14                                              5/13 at 100.00         A     13,911,147
      15,500  5.500%, 5/15/18                                              5/13 at 100.00         A     17,012,800

       7,075 Dormitory Authority of the State of New York, Lease Revenue     No Opt. Call       AAA      7,834,077
              Bonds, State University Dormitory Facilities, Series
              2003B, 5.250%, 7/01/31 (Mandatory put 7/01/13) - FGIC
              Insured

             Dormitory Authority of the State of New York, Mortgage
             Insurance Fund Project Pool Bonds, State of New York
             Mortgage Agency, AIDS Long Term Health Care Facility,
             Series 2005:
       3,500  5.000%, 11/01/13                                            11/10 at 100.00       Aa1      3,733,380
       1,065  5.000%, 11/01/14                                            11/10 at 100.00       Aa1      1,136,014

             Dormitory Authority of the State of New York, Revenue
             Bonds, Mental Health Services Facilities Improvements,
             Series 2005D:
       3,280  5.000%, 2/15/12 - FGIC Insured                                 No Opt. Call       AAA      3,594,782
       1,685  5.000%, 8/15/13 - FGIC Insured                                 No Opt. Call       AAA      1,858,488

      16,500 Dormitory Authority of the State of New York, Revenue           No Opt. Call       AAA     18,228,540
              Bonds, New York and Presbyterian Hospital, Series 2004A,
              5.250%, 8/15/11 - FSA Insured

       5,925 Dormitory Authority of the State of New York, Revenue         2/07 at 102.00       AA-      6,271,909
              Bonds, Mental Health Services Facilities Improvements,
              Series 1997B, 5.500%, 8/15/17

      15,870 New York State Mortgage Agency, Homeowner Mortgage Revenue   10/11 at 100.00       Aa1     16,438,146
              Bonds, Series 101, 5.350%, 4/01/26 (Alternative Minimum
              Tax)

             New York State Power Authority, General Revenue Bonds,
             Series 2000A:
       4,395  5.500%, 11/15/16                                            12/05 at 100.00       Aa2      4,467,474
       3,775  5.500%, 11/15/17                                            12/05 at 100.00       Aa2      3,836,797

       8,200 Dormitory Authority of the State of New York, Revenue        10/12 at 100.00       AAA      9,203,762
              Bonds, School Districts Financing Program, Series 2002E,
              5.500%, 10/01/17 - MBIA Insured

       7,500 Dormitory Authority of the State of New York, Revenue         7/05 at 100.00      BBB-      7,508,250
              Bonds, Mount Sinai NYU Health Obligated Group, Series
              2002C, 6.000%, 7/01/26

         400 Port Authority of New York and New Jersey, Special Project      No Opt. Call       N/R        421,936
              Bonds, KIAC Partners, Fourth Series 1996, 7.000%, 10/01/07
              (Alternative Minimum Tax)

----
68

   Principal                                                                Optional Call                   Market
Amount (000) Description                                                      Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------
             New York (continued)

  $    1,000 Port Authority of New York and New Jersey, Special Project      No Opt. Call       AAA $    1,125,230
              Bonds, JFK International Air Terminal LLC, Sixth Series
              1997, 6.250%, 12/01/10 (Alternative Minimum Tax) - MBIA
              Insured

             New York State Tobacco Settlement Financing Corporation,
             Tobacco Settlement Asset-Backed and State Contingency
             Contract-Backed Bonds, Series 2003A-1:
       2,000  5.250%, 6/01/16                                              6/10 at 100.00       AA-      2,153,580
      40,000  5.500%, 6/01/17                                              6/11 at 100.00       AA-     44,040,400

      15,000 New York State Tobacco Settlement Financing Corporation,      6/11 at 100.00       AA-     16,489,500
              Tobacco Settlement Asset-Backed and State Contingency
              Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/17
------------------------------------------------------------------------------------------------------------------
             North Carolina - 3.0%

       2,000 North Carolina Medical Care Commission, Healthcare           11/13 at 100.00       AA-      2,132,600
              Facilities Revenue Bonds, Novant Health Obligated Group,
              Series 2003A, 5.000%, 11/01/17

             North Carolina Eastern Municipal Power Agency, Power System
             Revenue Refunding Bonds, Series 2003D:
      10,000  5.375%, 1/01/11                                                No Opt. Call       BBB     10,820,200
      20,000  5.375%, 1/01/13                                                No Opt. Call       BBB     21,848,600
      11,000  5.125%, 1/01/23                                              1/13 at 100.00       BBB     11,351,120

      11,230 North Carolina Eastern Municipal Power Agency, Power System     No Opt. Call       BBB     12,258,219
              Revenue Refunding Bonds, Series 1993B, 7.000%, 1/01/08

       2,500 North Carolina Eastern Municipal Power Agency, Power System   1/09 at 102.00       BBB      2,665,575
              Revenue Refunding Bonds, Series 1999B, 5.600%, 1/01/15

             North Carolina Municipal Power Agency 1, Catawba Electric
             Revenue Bonds, Series 2003A:
       7,000  5.500%, 1/01/13                                                No Opt. Call        A3      7,807,310
      10,000  5.250%, 1/01/18 - MBIA Insured                               1/13 at 100.00       AAA     10,914,900

         725 Wilmington Housing Authority, North Carolina, First           6/05 at 100.00    N/R***        728,364
              Mortgage Revenue Bonds, Series 1979, 7.750%, 6/01/10
------------------------------------------------------------------------------------------------------------------
             Ohio - 0.4%

       1,000 Dayton, Ohio, Special Facilities Revenue Refunding Bonds,       No Opt. Call       AAA      1,110,090
              Emery Air Freight Corporation and Emery Worldwide Airlines
              Inc. - Guarantors, Series 1988C, 6.050%, 10/01/09

       5,635 Hamilton County, Ohio, Sewer System Revenue Refunding and    12/13 at 100.00       AAA      6,182,666
              Improvement Bonds, Metropolitan Sewer District, Series
              2003A, 5.000%, 12/01/15 - MBIA Insured

         245 Miami County, Ohio, Hospital Facilities Revenue Refunding       No Opt. Call      BBB+        251,963
              and Improvement Bonds, Upper Valley Medical Center, Series
              1996C, 6.000%, 5/15/06

       2,800 Ohio State Building Authority, State Facilities Bonds,          No Opt. Call       AAA      3,087,812
              Administrative Building Fund Projects, Series 2005A,
              5.000%, 4/01/14 - FSA Insured
------------------------------------------------------------------------------------------------------------------
             Oklahoma - 0.5%

       8,375 Oklahoma, General Obligation Bonds, Series 2003A, 5.000%,     7/13 at 101.00       AAA      9,173,389
              7/15/17 - FGIC Insured

             Stillwater Medical Center Authority, Oklahoma, Hospital
             Revenue Bonds, Series 2005:
         120  5.250%, 5/15/12                                                No Opt. Call      Baa1        127,597
         700  5.250%, 5/15/13                                                No Opt. Call      Baa1        740,901
         790  5.250%, 5/15/14                                                No Opt. Call      Baa1        831,807
       1,050  5.250%, 5/15/15                                              5/14 at 100.00      Baa1      1,100,327
------------------------------------------------------------------------------------------------------------------
             Oregon - 0.6%

       3,000 Oregon State Department of Transportation, Highway User Tax  11/14 at 100.00       AA+      3,367,920
              Revenue Bonds, Series 2004A, 5.250%, 11/15/15

       8,720 Oregon Department of Administrative Services, Certificates    5/07 at 101.00       AAA      9,307,118
              of Participation, Series 1997A, 5.800%, 5/01/24
              (Pre-refunded to 5/01/07) - AMBAC Insured

       3,090 Oregon Department of Administrative Services, Certificates    5/15 at 100.00       AAA      3,292,333
              of Participation, Series 2005A, 5.000%, 5/01/23 (DD,
              settling 5/09/05) - FSA Insured

----
69

Portfolio of Investments
NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND (continued)
April 30, 2005

   Principal                                                                Optional Call                   Market
Amount (000) Description                                                      Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------
             Pennsylvania - 1.4%

  $    6,305 Carbon County Industrial Development Authority,                 No Opt. Call      BBB- $    6,839,853
              Pennsylvania, Resource Recovery Revenue Refunding Bonds,
              Panther Creek Partners Project, Series 2000, 6.650%,
              5/01/10 (Alternative Minimum Tax)

             Pennsylvania Housing Finance Agency, FHA-Insured
             Multifamily Housing Revenue Refunding Mortgage Loan Bonds,
             Series 1992:
       2,880  8.100%, 7/01/13                                              7/05 at 100.00       AAA      2,887,632
      13,065  8.200%, 7/01/24                                              7/05 at 100.00       AAA     13,181,279

             Pennsylvania Higher Educational Facilities Authority,
             Revenue Bonds, Geneva College, Series 1998:
         470  4.900%, 4/01/07                                                No Opt. Call      BBB-        480,631
         495  4.950%, 4/01/08                                                No Opt. Call      BBB-        512,587

       3,150 Philadelphia Gas Works, Pennsylvania, Revenue Bonds,            No Opt. Call       AAA      3,418,349
              General Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/14 -
              FSA Insured

       5,000 Philadelphia School District, Pennsylvania, General           8/12 at 100.00       AAA      5,720,800
              Obligation Bonds, Series 2002B, 5.625%, 8/01/17
              (Pre-refunded to 8/01/12) - FGIC Insured

       3,500 Pittsburgh, Pennsylvania, General Obligation Bonds, Series    3/12 at 100.00       AAA      3,797,395
              2002A, 5.000%, 9/01/12 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------
             Puerto Rico - 4.8%

      11,000 Puerto Rico, The Children's Trust Fund, Tobacco Settlement    7/10 at 100.00       AAA     12,442,870
              Asset-Backed Bonds, Series 2000, 6.000%, 7/01/26
              (Pre-refunded to 7/01/10)

      10,000 Puerto Rico, General Obligation Bonds, Series 2004A,            No Opt. Call        A-     10,821,700
              5.000%, 7/01/30 (Mandatory put 7/01/12)

      10,000 Puerto Rico, General Obligation Refunding Bonds, Series         No Opt. Call       AAA     11,404,700
              2002, 5.500%, 7/01/12 - FGIC Insured

       5,000 Puerto Rico, General Obligation Refunding Bonds, Series         No Opt. Call        A-      5,253,000
              2003C, 5.000%, 7/01/18 (Mandatory put 7/01/08)

       5,280 Puerto Rico, Highway Revenue Bonds, Highway and                 No Opt. Call       AAA      6,460,133
              Transportation Authority, Series 1996Z, 6.250%, 7/01/15 -
              MBIA Insured

       4,000 Puerto Rico Highway and Transportation Authority, Highway       No Opt. Call       AAA      4,624,520
              Revenue Bonds, Series 1998A, 5.500%, 7/01/14 - AMBAC
              Insured

      15,000 Puerto Rico Public Buildings Authority, Guaranteed              No Opt. Call       AAA     17,049,900
              Government Facilities Revenue Bonds, Series 2003H, 5.250%,
              7/01/14 - FGIC Insured

       3,000 Puerto Rico Public Buildings Authority, Guaranteed              No Opt. Call        A-      3,242,580
              Government Facilities Revenue Bonds, Series 2004J, 5.000%,
              7/01/28 (Mandatory put 7/01/12)

             Puerto Rico Electric Power Authority, Power Revenue Bonds,
             Series 2002II:
       4,200  5.375%, 7/01/19 - MBIA Insured                               7/12 at 101.00       AAA      4,692,786
       5,000  5.000%, 7/01/20 - MBIA Insured                               7/12 at 101.00       AAA      5,424,600

             Puerto Rico Housing Finance Authority, Capital Fund Program
             Revenue Bonds, Series 2003:
      12,610  5.000%, 12/01/11                                               No Opt. Call     AA***     13,721,067
       1,935  5.000%, 12/01/12                                               No Opt. Call     AA***      2,109,808
      11,695  5.000%, 12/01/17                                            12/13 at 100.00     AA***     12,537,625

      10,000 Puerto Rico Electric Power Authority, Power Revenue Bonds,      No Opt. Call       AAA     11,171,900
              Series 2005SS, 5.000%, 7/01/14 - MBIA Insured

       5,500 Puerto Rico Public Finance Corporation, Commonwealth            No Opt. Call      BBB+      6,126,450
              Appropriation Bonds, Series 2004A, 5.750%, 8/01/27
              (Mandatory put 2/01/12)
------------------------------------------------------------------------------------------------------------------
             Rhode Island - 0.3%

       7,895 Rhode Island Tobacco Settlement Financing Corporation,        6/12 at 100.00       BBB      7,969,292
              Tobacco Settlement Asset-Backed Bonds, Series 2002A,
              6.000%, 6/01/23
------------------------------------------------------------------------------------------------------------------
             South Carolina - 0.3%

       4,000 Greenville County School District, South Carolina,           12/12 at 101.00       AA-      4,333,840
              Installment Purchase Revenue Bonds, Series 2002, 5.500%,
              12/01/28

       3,600 South Carolina Public Service Authority, Revenue Bonds,       1/10 at 101.00       AAA      3,986,712
              Santee Cooper Electric System, Series 1999A, 5.500%,
              1/01/11 - MBIA Insured

----
70

   Principal                                                                 Optional Call                   Market
Amount (000) Description                                                       Provisions* Ratings**          Value
-------------------------------------------------------------------------------------------------------------------
             South Dakota - 0.2%

  $    4,000 South Dakota Health and Educational Facilities Authority,     11/11 at 101.00        A+ $    4,210,400
              Revenue Bonds, Sioux Valley Hospital and Health System,
              Series 2001E, 5.375%, 11/01/24
-------------------------------------------------------------------------------------------------------------------
             Tennessee - 1.7%

         500 Memphis-Shelby County Airport Authority, Tennessee, Special      No Opt. Call       BBB        543,365
              Facilities Revenue Refunding Bonds, FedEx Inc., Series
              1997, 5.350%, 9/01/12

      10,000 Memphis, Tennessee, General Improvement Bonds, Series 2000,    4/08 at 101.00     AA***     10,741,200
              5.250%, 4/01/19 (Pre-refunded to 4/01/08)

             Memphis, Tennessee, Subordinate Lien Electric System
             Revenue Bonds, Series 2003A:
       3,000  5.000%, 12/01/09 - MBIA Insured                                 No Opt. Call       AAA      3,234,660
      14,645  5.000%, 12/01/13 - MBIA Insured                                 No Opt. Call       AAA     16,093,244

       6,750 Metropolitan Government of Nashville-Davidson County,            No Opt. Call       BBB      6,718,680
              Tennessee, Exempt Facilities Revenue Bonds, Waste
              Management Inc., Series 2001, 3.750%, 8/01/31 (Alternative
              Minimum Tax) (Mandatory put 8/01/07)

       7,350 Shelby County Health, Educational and Housing Facilities         No Opt. Call       N/R      7,683,176
              Board, Tennessee, Revenue Bonds, Baptist Memorial
              Healthcare, Series 2004A, 5.000%, 9/01/20 (Mandatory put
              10/01/08)
-------------------------------------------------------------------------------------------------------------------
             Texas - 6.2%

       5,000 Austin, Texas, Airport System Prior Lien Revenue Bonds,       11/13 at 100.00       AAA      5,458,700
              Series 2003, 5.250%, 11/15/16 - MBIA Insured

       8,800 Austin, Texas, Electric Utility System Revenue Refunding       5/13 at 100.00       AAA      9,607,048
              Bonds, Series 2003, 5.250%, 11/15/20 - MBIA Insured

       2,000 Austin, Texas, Combined Utility System Revenue Refunding      11/06 at 100.00       AAA      2,080,560
              Bonds, Series 1996B, 5.700%, 11/15/21 - MBIA Insured

       6,585 Crowley Independent School District, Tarrant and Johnson       8/08 at 100.00       AAA      7,244,949
              Counties, Texas, General Obligation Bonds, Series 1997,
              6.500%, 8/01/23

       3,000 Goose Creek Consolidated Independent School District,            No Opt. Call       AAA      2,640,750
              Harris County, Texas, General Obligation Refunding Bonds,
              Series 1993, 0.000%, 2/15/09

      12,555 Harris County Health Facilities Development Corporation,       7/09 at 101.00       AAA     13,723,494
              Texas, Revenue Bonds, Christus Health, Series 1999A,
              5.625%, 7/01/12 - MBIA Insured

      15,000 Harris County, Texas, Subordinate Lien General Obligation        No Opt. Call       AAA     16,156,350
              Bonds, Series 2004B, 5.000%, 8/15/32 (Mandatory put
              8/15/12) - FSA Insured

       7,000 Harris County Health Facilities Development Corporation,       8/05 at 100.00       AAA      7,026,110
              Texas, Hospital Revenue Bonds, St. Luke's Episcopal
              Hospital, Series 1991A, 6.750%, 2/15/21

             Harris County Health Facilities Development Corporation,
             Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare
             System, Series 2004A:
       3,290  5.000%, 12/01/09                                                No Opt. Call         A      3,483,682
       1,475  5.250%, 12/01/10                                                No Opt. Call         A      1,588,885
       1,000  5.250%, 12/01/11                                                No Opt. Call         A      1,082,690
       1,150  5.250%, 12/01/12                                                No Opt. Call         A      1,247,405
       1,000  5.250%, 12/01/13                                                No Opt. Call         A      1,083,110

             Houston, Texas, First Lien Combined Utility System Revenue
             Bonds, Series 2004A:
       3,500  5.250%, 5/15/11 - MBIA Insured                                  No Opt. Call       AAA      3,851,225
       5,750  5.250%, 5/15/12 - MBIA Insured                                  No Opt. Call       AAA      6,366,860
       3,595  5.250%, 5/15/13 - MBIA Insured                                  No Opt. Call       AAA      4,000,732

             Houston, Texas, Junior Lien Water and Sewerage System
             Revenue Forward Refunding Bonds, Series 2002B:
       6,000  5.750%, 12/01/15 (Pre-refunded to 12/01/12) - AMBAC Insured  12/12 at 100.00       AAA      6,932,520
       5,385  5.750%, 12/01/16 (Pre-refunded to 12/01/12) - AMBAC Insured  12/12 at 100.00       AAA      6,221,937

             Houston, Texas, Junior Lien Water and Sewerage System
             Revenue Refunding Bonds, Series 2001A:
      10,000  5.500%, 12/01/14 - FSA Insured                               12/11 at 100.00       AAA     11,174,900
       4,200  5.500%, 12/01/17 - FSA Insured                               12/11 at 100.00       AAA      4,671,534

----
71

Portfolio of Investments
NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND (continued)
April 30, 2005

   Principal                                                                Optional Call                   Market
Amount (000) Description                                                      Provisions* Ratings**          Value
------------------------------------------------------------------------------------------------------------------
             Texas (continued)

  $    4,515 Lower Colorado River Authority, Texas, Contract Revenue       5/13 at 100.00       AAA $    4,935,572
              Refunding Bonds, Transmission Services Corporation, Series
              2003C, 5.250%, 5/15/17 - AMBAC Insured

             North Harris County Regional Water Authority, Texas, Senior
             Water Revenue Bonds, Series 2003:
       2,855  5.250%, 12/15/14 - FGIC Insured                             12/13 at 100.00       AAA      3,167,394
       3,465  5.250%, 12/15/17 - FGIC Insured                             12/13 at 100.00       AAA      3,818,084

             Sam Rayburn Municipal Power Agency, Texas, Power Supply
             System Revenue Refunding Bonds, Series 2002A:
       8,615  6.000%, 10/01/16                                            10/12 at 100.00      Baa2      9,470,814
       9,450  6.000%, 10/01/21                                            10/12 at 100.00      Baa2     10,184,265

      16,500 Texas Water Development Board, Senior Lien State Revolving    7/05 at 101.00       AAA     16,857,720
              Fund Revenue Bonds, Series 1993, 5.250%, 7/15/15

       1,100 Tomball Hospital Authority, Texas, Hospital Revenue Bonds,      No Opt. Call      Baa3      1,134,166
              Tomball Regional Hospital, Series 1999, 5.500%, 7/01/09
------------------------------------------------------------------------------------------------------------------
             Utah - 0.2%

       5,000 Intermountain Power Agency, Utah, Power Supply Revenue        7/07 at 102.00       AAA      5,370,100
              Refunding Bonds, Series 1997B, 5.750%, 7/01/19 - MBIA
              Insured

         245 Layton City, Utah, Industrial Development Revenue Bonds,        No Opt. Call       N/R        244,811
              CDI Ltd. Project, K-Mart Guaranteed, Series 1980, 8.750%,
              6/01/05
------------------------------------------------------------------------------------------------------------------
             Virgin Islands - 0.0%

       1,000 Virgin Islands Water and Power Authority, Electric System     7/08 at 101.00       N/R      1,052,540
              Revenue Refunding Bonds, Series 1998, 5.250%, 7/01/09
------------------------------------------------------------------------------------------------------------------
             Virginia - 0.7%

             Metropolitan Washington D.C. Airports Authority, Airport
             System Revenue Bonds, Series 2003B:
       2,685  5.250%, 10/01/14 - FGIC Insured                             10/13 at 100.00       AAA      2,974,497
       2,280  5.250%, 10/01/15 - FGIC Insured                             10/13 at 100.00       AAA      2,508,547

         500 Pocahontas Parkway Association, Virginia, Senior Lien           No Opt. Call        BB        511,775
              Revenue Bonds, Route 895 Connector Toll Road, Series
              1998A, 5.250%, 8/15/07

         555 Prince William County Park Authority, Virginia, Park         10/09 at 101.00        A3        601,853
              Facilities Revenue Refunding and Improvement Bonds, Series
              1999, 5.375%, 10/15/11

      10,875 Virginia Housing Development Authority, Multifamily Housing   5/05 at 100.00       AA+     10,891,530
              Bonds, Series 1993C, 5.550%, 5/01/08
------------------------------------------------------------------------------------------------------------------
             Washington - 5.6%

       2,940 Chelan County Public Utility District 1, Washington, Rocky    7/05 at 100.00        AA      2,944,763
              Reach Hydroelectric System Revenue Bonds, Series 1968,
              5.125%, 7/01/23

       2,000 Clark County School District 37, Vancouver, Washington,       6/11 at 100.00       Aaa      2,245,320
              General Obligation Bonds, Series 2001, 5.500%, 12/01/17
              (Pre-refunded to 6/01/11) - FGIC Insured

       2,710 Douglas County Public Utility District 1, Washington,           No Opt. Call     AA***      2,704,607
              Revenue Bonds, Wells Hydroelectric, Series 1963, 4.000%,
              9/01/18

       5,000 Energy Northwest, Washington, Electric Revenue Refunding      7/11 at 101.00       AAA      5,599,750
              Bonds, Nuclear Project 1, Series 2001A, 5.500%, 7/01/12 -
              FSA Insured

       5,000 Energy Northwest, Washington, Electric Revenue Refunding      7/12 at 100.00       AAA      5,543,850
              Bonds, Nuclear Project 1, Series 2002A, 5.500%, 7/01/15 -
              MBIA Insured

      11,260 Energy Northwest, Washington, Electric Revenue Bonds,           No Opt. Call       AAA     12,387,464
              Columbia Generating Station, Nuclear Project 2, Series
              2004A, 5.250%, 7/01/11 - AMBAC Insured

       6,045 Seattle, Washington, Municipal Light and Power Revenue       11/13 at 100.00       AAA      6,695,502
              Bonds, Series 2003, 5.250%, 11/01/16 - FSA Insured

       1,175 Skagit County Public Hospital District 1, Washington,        12/15 at 100.00      Baa3      1,215,220
              Revenue Bonds, Skagit Valley Hospital, Series 2005,
              5.375%, 12/01/22 (WI, settling 5/12/05)

       4,095 Spokane County School District 81, Spokane, Washington,         No Opt. Call       AAA      3,697,048
              General Obligation Bonds, Series 2005, 0.000%, 6/01/12
              (WI, settling 5/02/05) - MBIA Insured

----
72

   Principal                                                                Optional Call                Market
Amount (000) Description                                                      Provisions* Ratings**       Value
---------------------------------------------------------------------------------------------------------------
             Washington (continued)

     $ 3,345 Tacoma, Washington, Water Revenue Bonds, Series 2003,           No Opt. Call       AAA $ 3,661,136
              5.000%, 12/01/12 - FSA Insured

             Washington State Tobacco Settlement Authority, Tobacco
             Settlement Asset-Backed Revenue Bonds, Series 2002:
       5,000  5.250%, 6/01/09                                                No Opt. Call       BBB   5,170,500
       6,785  6.500%, 6/01/26                                              6/13 at 100.00       BBB   7,139,176

       4,725 Washington, General Obligation Refunding Bonds, Series        1/12 at 100.00       AAA   5,048,992
              R-2003A, 5.000%, 1/01/18 - MBIA Insured

       7,845 Washington, Various Purpose General Obligation Bonds,         7/10 at 100.00       AAA   8,615,378
              Series 2000A, 5.625%, 7/01/21 - FSA Insured

      10,540 Washington Public Power Supply System, Revenue Refunding      7/07 at 102.00       AAA  11,175,983
              Bonds, Nuclear Project 1, Series 1997B, 5.125%, 7/01/14 -
              MBIA Insured

             Washington Public Power Supply System, Revenue Refunding
             Bonds, Nuclear Project 1, Series 1993A:
       1,650  7.000%, 7/01/07                                                No Opt. Call       Aaa   1,788,962
      12,610  7.000%, 7/01/07                                                No Opt. Call       Aaa  13,697,107

       5,000 Washington Public Power Supply System, Revenue Refunding        No Opt. Call       Aaa   6,375,500
              Bonds, Nuclear Project 1, Series 1989B, 7.125%, 7/01/16

      20,000 Washington Public Power Supply System, Revenue Bonds,           No Opt. Call       AAA  22,448,000
              Nuclear Project 1, Series 1993, 5.750%, 7/01/11 - FSA
              Insured

       7,805 Washington Public Power Supply System, Revenue Refunding        No Opt. Call       Aaa   8,952,646
              Bonds, Nuclear Project 1, Series 1993B, 7.000%, 7/01/09

      10,500 Washington Public Power Supply System, Revenue Refunding      7/06 at 102.00       AAA  11,050,620
              Bonds, Nuclear Project 1, Series 1996A, 5.750%, 7/01/11 -
              MBIA Insured
---------------------------------------------------------------------------------------------------------------
             Wisconsin - 4.3%

             Badger Tobacco Asset Securitization Corporation, Wisconsin,
             Tobacco Settlement Asset-Backed Bonds, Series 2002:
       3,000  5.000%, 6/01/08                                                No Opt. Call       BBB   3,078,780
       1,265  5.000%, 6/01/09                                                No Opt. Call       BBB   1,301,178

       3,265 Wisconsin Housing and Economic Development Authority,           No Opt. Call     AA***   3,599,857
              Insured Mortgage Revenue Refunding Bonds, Series 1977A,
              5.800%, 6/01/17

      10,000 Wisconsin Housing and Economic Development Authority, Home    9/08 at 101.50        AA  10,318,400
              Ownership Revenue Bonds, Series 1998B, 5.500%, 9/01/27
              (Alternative Minimum Tax)

       3,545 Wisconsin Housing and Economic Development Authority, Home    9/11 at 100.00        AA   3,658,050
              Ownership Revenue Bonds, Series 2002A, 5.300%, 9/01/18
              (Alternative Minimum Tax)

      30,325 Wisconsin Housing and Economic Development Authority,         6/05 at 101.00        AA  30,617,938
              Housing Revenue Bonds, Series 1993C, 5.800%, 11/01/13

       4,060 Wisconsin Health and Educational Facilities Authority,       10/05 at 101.00       AAA   4,150,902
              Revenue Bonds, Froedtert Memorial Lutheran Hospital Inc.,
              Series 1994, 5.875%, 10/01/13 - MBIA Insured

      31,000 Wisconsin Health and Educational Facilities Authority,        5/06 at 102.00       AAA  32,393,450
              Revenue Bonds, Aurora Medical Group Inc., Series 1996,
              5.750%, 11/15/25 - FSA Insured

         750 Wisconsin Health and Educational Facilities Authority,       10/07 at 101.00       BBB     774,817
              Revenue Bonds, Carroll College, Series 1998,
              5.000%, 10/01/09

       6,920 Wisconsin Health and Educational Facilities Authority,          No Opt. Call       AAA   8,100,482
              Revenue Bonds, Meriter Hospital Inc., Series 1992A,
              6.000%, 12/01/22 - FGIC Insured

       4,552 Wisconsin Health and Educational Facilities Authority,          No Opt. Call       AAA   5,118,086
              Revenue Bonds, Bellin Memorial Hospital Inc., Series 2003,
              5.625%, 2/15/13 - AMBAC Insured

       9,615 Wisconsin Health and Educational Facilities Authority,       12/07 at 100.00       Aaa   9,914,700
              Revenue Bonds, Hospital Sisters Services Inc.,
              Series 2003B, 4.500%, 12/01/23 (Mandatory put 11/30/07) -
              FSA Insured

----
73

Portfolio of Investments
NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND (continued)
April 30, 2005

   Principal                                                              Optional Call                   Market
Amount (000) Description                                                    Provisions* Ratings**          Value
----------------------------------------------------------------------------------------------------------------
             Other - 0.1%

  $    3,500 GMAC Municipal Mortgage Trust, Series A1-1, 4.150%,           No Opt. Call        A3 $    3,502,135
              10/31/39 (Alternative Minimum Tax) (Mandatory put 10/31/09)
----------------------------------------------------------------------------------------------------------------
  $2,450,617 Total Long-Term Investments (cost $2,527,821,997) - 99.3%                             2,630,011,703
----------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 0.7%                                                     18,761,919
             ---------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                    $2,648,773,622
             ---------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.
          (DD)Security purchased on a delayed delivery basis.
          (WI)Security purchased on a when-issued basis.

                                See accompanying notes to financial statements.

----
74

Portfolio of Investments
NUVEEN LIMITED TERM MUNICIPAL BOND FUND
April 30, 2005

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             Alabama - 2.1%

    $  3,815 Alabama 21st Century Authority, Tobacco Settlement Revenue   12/11 at 101.00        A- $  4,089,184
              Bonds, Series 2001, 5.500%, 12/01/12

       3,365 Colbert County-Northwest Health Care Authority, Alabama,        No Opt. Call      Baa3    3,452,221
              Revenue Bonds, Helen Keller Hospital, Series 2003, 5.000%,
              6/01/09

       1,250 Huntsville, Alabama, General Obligation School Refunding        No Opt. Call        AA    1,387,800
              Warrants, Series 2002F, 5.500%, 8/01/10

       2,500 Huntsville, Alabama, General Obligation Warrants, Series        No Opt. Call       AAA    2,748,700
              2005A, 5.400%, 2/01/10 - FSA Insured

       5,000 Jefferson County, Alabama, Sewer Revenue Capital              2/09 at 101.00       AAA    5,533,500
              Improvement Warrants, Series 1999A, 5.750%, 2/01/38
              (Pre-refunded to 2/01/09) - FGIC Insured
----------------------------------------------------------------------------------------------------------------
             Arizona - 3.1%

       1,000 Arizona School Facilities Board, Certificates of                No Opt. Call       AAA    1,082,450
              Participation, Series 2004C, 5.000%, 9/01/10 - FSA Insured

       2,775 Arizona School Facilities Board, School Improvement Revenue     No Opt. Call       AAA    3,090,185
              Bonds, Series 2002, 5.500%, 7/01/10

       2,500 Arizona State University, Certificates of Participation,        No Opt. Call       AAA    2,687,000
              Series 2004, 5.000%, 7/01/09 - MBIA Insured

             Glendale Industrial Development Authority, Arizona, Revenue
             Bonds, Midwestern University, Series 2004:
       1,025  5.125%, 5/15/09                                                No Opt. Call        A-    1,087,484
         695  5.250%, 5/15/11                                                No Opt. Call        A-      750,906
       1,000  5.250%, 5/15/12                                                No Opt. Call        A-    1,084,230

       7,300 Maricopa County Unified School District 97, Deer Valley,        No Opt. Call       Aaa    7,948,751
              Arizona, General Obligation Refunding Bonds, Series 2001,
              5.000%, 7/01/10 - FGIC Insured

       1,500 Phoenix Civic Improvement Corporation, Arizona, Transit         No Opt. Call       AAA    1,628,820
              Excise Tax Revenue Bonds, Light Rail Project, Series 2004,
              5.000%, 7/01/10 - AMBAC Insured

       2,000 Salt River Project Agricultural Improvement and Power           No Opt. Call        AA    2,166,280
              District, Arizona, Electric System Revenue Refunding
              Bonds, Series 2002C, 5.000%, 1/01/10

       2,000 Arizona Board of Regents, University of Arizona, System         No Opt. Call       AAA    2,194,040
              Revenue Bonds, Series 2002, 5.250%, 6/01/10 - FSA Insured

       2,000 Yavapai County Industrial Development Authority, Arizona,       No Opt. Call       BBB    2,022,860
              Solid Waste Disposal Revenue Bonds, Waste Management Inc.
              Project, Series 2003B, 4.450%, 3/01/28 (Alternative
              Minimum Tax) (Mandatory put 3/01/08)
----------------------------------------------------------------------------------------------------------------
             Arkansas - 0.7%

         560 Arkansas Development Finance Authority, FHA-Insured or VA     8/05 at 100.00        AA      561,562
              Guaranteed Single Single Family Mortgage Revenue Refunding
              Bonds, Series 1991A, 8.000%, 8/15/11

             Sebastian County Health Facilities Board, Arkansas,
             Hospital Revenue Improvement Bonds, Sparks Regional Medical
             Center, Series 2001A:
       1,620  5.500%, 11/01/11                                               No Opt. Call      Baa1    1,746,441
       3,415  5.500%, 11/01/12                                            11/11 at 101.00      Baa1    3,685,605
----------------------------------------------------------------------------------------------------------------
             California - 8.6%

      11,750 California Higher Education Loan Authority, Subordinate         No Opt. Call        A2   11,789,245
              Student Loan Revenue Refunding Bonds, Series 1994D,
              6.500%, 6/01/05 (Alternative Minimum Tax)

      10,000 California, Various Purpose General Obligation Bonds,           No Opt. Call       AAA   11,574,400
              Series 1992, 6.250%, 9/01/12 - MBIA Insured

       5,000 California, General Obligation Bonds, Series 2004, 5.000%,      No Opt. Call         A    5,404,400
              4/01/10

             California Department of Water Resources, Power Supply
             Revenue Bonds, Series 2002A:
       5,000  5.500%, 5/01/07                                                No Opt. Call        A2    5,248,700
       3,000  5.500%, 5/01/08                                                No Opt. Call        A2    3,215,370

      10,000 California, Economic Recovery Revenue Bonds, Series 2004A,      No Opt. Call       AA-   10,633,200
              5.000%, 7/01/08

       8,750 California Statewide Community Development Authority,         7/08 at 101.00       BBB    9,096,325
              Revenue Refunding Bonds, Irvine Apartment Communities
              Development, Series 1998A, 4.900%, 5/15/25 (Mandatory put
              5/15/08)

       5,000 California Statewide Community Development Authority,           No Opt. Call      BBB+    5,249,950
              Multifamily Housing Revenue Refunding Bonds, Archstone
              Communities Trust, Archstone Oakridge Apartments, Series
              1999E, 5.300%, 6/01/29 (Mandatory put 6/01/08)

----
75

Portfolio of Investments
NUVEEN LIMITED TERM MUNICIPAL BOND FUND (continued)
April 30, 2005

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             California (continued)

    $  1,500 California Statewide Community Development Authority,           No Opt. Call      BBB+ $  1,620,195
              Revenue Bonds, Daughters of Charity Health System, Series
              2005G, 5.250%, 7/01/12

         460 Long Beach, California, Revenue Bonds, Aquarium of the          No Opt. Call       AAA      462,581
              Pacific Project, Series 1995A, 5.750%, 7/01/05

       6,340 San Bernardino County Transportation Authority, California,   9/05 at 100.00       AAA    6,882,260
              Limited Sales Tax Revenue Bonds, Series 1992A, 6.000%,
              3/01/10 - FGIC Insured

         335 Taft Public Financing Authority, California, Lease Revenue      No Opt. Call        A-      339,700
              Bonds, Community Correctional Facility Acquisition, Series
              1997A, 5.500%, 1/01/06
----------------------------------------------------------------------------------------------------------------
             Colorado - 3.2%

       9,000 Arapahoe County Capital Improvement Trust Fund, Colorado,      8/05 at 95.92       AAA    8,559,900
              Senior Revenue Bonds, Highway E-470, Series 1986C, 0.000%,
              8/31/06 (Pre-refunded to 8/31/05)

       5,000 Central Platte Valley Metropolitan District, Colorado,          No Opt. Call       AA-    5,271,450
              General Obligation Refunding Bonds, Series 2001A, 5.000%,
              12/01/31 (Mandatory put 12/01/09)

             Colorado Health Facilities Authority, Revenue Bonds, Vail
             Valley Medical Center, Series 2004:
         680  4.500%, 1/15/09                                                No Opt. Call       BBB      697,503
         500  5.000%, 1/15/11                                                No Opt. Call       BBB      524,285

             Colorado Health Facilities Authority, Revenue Bonds,
             Parkview Medical Center, Series 2001:
         660  5.300%, 9/01/07                                                No Opt. Call      Baa1      686,651
         690  5.400%, 9/01/08                                                No Opt. Call      Baa1      728,509
         830  5.500%, 9/01/09                                                No Opt. Call      Baa1      887,004

       5,000 Denver City and County, Colorado, Airport System Revenue     11/06 at 101.00       AAA    5,216,300
              Bonds, Series 1996C, 5.375%, 11/15/07 (Alternative Minimum
              Tax) - MBIA Insured

         200 Eagle County Air Terminal Corporation, Colorado, Airport        No Opt. Call       N/R      202,466
              Terminal Revenue Bonds, Series 1996, 6.750%, 5/01/06
              (Alternative Minimum Tax)

       3,000 University of Colorado, Enterprise System Revenue Bonds,        No Opt. Call       AAA    3,256,500
              Series 2005, 5.000%, 6/01/10 - FGIC Insured
----------------------------------------------------------------------------------------------------------------
             Connecticut - 1.0%

       3,000 Connecticut, General Obligation Bonds, Series 2004D,            No Opt. Call       Aaa    3,282,780
              5.000%, 12/01/10 - MBIA Insured

         535 Connecticut Health and Educational Facilities Authority,        No Opt. Call       Ba1      537,413
              Revenue Bonds, Hospital for Special Care, Series 1997B,
              5.125%, 7/01/07

         935 Connecticut Development Authority, First Mortgage Gross         No Opt. Call      BBB-      940,900
              Revenue Refunding Healthcare Bonds, Church Homes Inc. -
              Congregational Avery Heights, Series 1997, 5.300%, 4/01/06

       3,000 Stamford Housing Authority, Connecticut, Multifamily            No Opt. Call      BBB+    3,106,200
              Housing Revenue Bonds, Fairfield Apartments, Series 1998,
              4.750%, 12/01/28 (Alternative Minimum Tax) (Mandatory put
              12/01/08)
----------------------------------------------------------------------------------------------------------------
             Delaware - 1.1%

             Delaware River and Bay Authority, Delaware and New Jersey,
             Revenue Bonds, Series 2004:
       1,250  5.000%, 1/01/09 - AMBAC Insured                                No Opt. Call       AAA    1,339,638
       1,000  5.000%, 1/01/10 - AMBAC Insured                                No Opt. Call       AAA    1,082,690

       2,000 Delaware Economic Development Authority, Pollution Control      No Opt. Call      Baa1    2,122,480
              Revenue Refunding Bonds, Delmarva Power and Light Company,
              Series 2000C, 5.500%, 7/01/25 (Mandatory put 7/01/10)

       2,155 Delaware Economic Development Authority, Pollution Control      No Opt. Call      Baa1    2,294,342
              Revenue Refunding Bonds, Delmarva Power and Light Company,
              Series 2000D, 5.650%, 7/01/28 (Alternative Minimum Tax)
              (Mandatory put 7/01/10)

             Delaware State Health Facilities Authority, Revenue Bonds,
             Beebe Medical Center, Series 2004A:
         580  5.250%, 6/01/09                                                No Opt. Call      Baa1      614,232
       1,215  5.250%, 6/01/10                                                No Opt. Call      Baa1    1,296,016
----------------------------------------------------------------------------------------------------------------
             Florida - 6.2%

       4,355 Collier County, Florida, Limited General Obligation Bonds,      No Opt. Call       AAA    4,762,018
              Conservation Collier Program, Series 2005A, 5.000%,
              1/01/11 - AMBAC Insured

       1,860 FSU Financial Assistance Inc., Florida, General Revenue         No Opt. Call       AAA    2,007,740
              Bonds, Educational and Athletic Facilities Improvements,
              Series 2004, 5.000%, 10/01/09 - AMBAC Insured

----
76

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             Florida (continued)

    $  8,000 Florida State Division of Bond Finance, Preservation 2000       No Opt. Call       AAA $  9,401,040
              Revenue Bonds, Department of Environmental Protection,
              Series 1998A, 6.000%, 7/01/13 - FSA Insured

       2,210 Florida State Education System, Housing Facility Revenue        No Opt. Call       AAA    2,405,298
              Bonds, Florida International University, Series 2004A,
              5.000%, 7/01/10 - MBIA Insured

       5,000 Hillsborough County Aviation Authority, Florida, Revenue        No Opt. Call       AAA    5,390,550
              Bonds, Tampa International Airport, Series 2003A, 5.250%,
              10/01/09 (Alternative Minimum Tax) - MBIA Insured

       2,700 Hillsborough County Industrial Development Authority,        10/12 at 100.00      Baa2    2,840,130
              Florida, Pollution Control Revenue Bonds, Tampa Electric
              Company Project, Series 2002, 5.100%, 10/01/13

       1,650 Hillsborough County Industrial Development Authority,           No Opt. Call      Baa1    1,759,048
              Florida, Hospital Revenue Refunding Bonds, Tampa General
              Hospital, Series 2003A, 5.000%, 10/01/13

       4,105 Leesburg, Florida, Hospital Revenue Refunding Bonds,          7/06 at 102.00         A    4,273,551
              Leesburg Regional Medical Center Project, Series 1996A,
              5.600%, 7/01/08

       3,860 Leesburg, Florida, Hospital Revenue Refunding Bonds,            No Opt. Call        A-    4,103,798
              Leesburg Regional Medical Center Project, Series 2003,
              5.000%, 7/01/11

       8,000 Orlando Utilities Commission, Florida, Water and Electric       No Opt. Call       Aa1    8,685,920
              Revenue Bonds, Series 2004, 5.250%, 7/01/09

       4,940 Polk County Housing Finance Authority, Florida, FNMA          7/05 at 101.00       AAA    5,006,986
              Collateralized Multifamily Housing Revenue Bonds, Winter
              Oaks Apartments, Series 1997A, 5.250%, 7/01/22 (Mandatory
              put 7/01/07)
----------------------------------------------------------------------------------------------------------------
             Georgia - 1.0%

       7,745 Atlanta, Georgia, Water and Wastewater Revenue Bonds,           No Opt. Call       AAA    8,350,891
              Series 2004, 5.000%, 11/01/09 - FSA Insured
----------------------------------------------------------------------------------------------------------------
             Illinois - 2.5%

       4,275 Chicago Housing Authority, Illinois, Revenue Bonds, Capital     No Opt. Call     AA***    4,493,966
              Fund Program, Series 2001, 5.000%, 7/01/08

       5,000 Chicago, Illinois, Special Facility Revenue Bonds, O'Hare       No Opt. Call       N/R    2,095,500
              International Airport, United Air Lines Inc. Project,
              Series 2001A, 5.800%, 11/01/35 (Alternative Minimum Tax)
              (Mandatory put 5/01/07) #

             Illinois Development Finance Authority, Revenue Refunding
             Bonds, East St. Louis Project, Series 2003:
       1,135  5.000%, 11/15/11 - XLCA Insured                                No Opt. Call       AAA    1,231,032
       1,030  5.000%, 11/15/12 - XLCA Insured                                No Opt. Call       AAA    1,120,115

             Illinois Finance Authority, Revenue Bonds, OSF Healthcare
             System, Series 2004:
       1,785  5.250%, 11/15/09                                               No Opt. Call         A    1,911,985
       2,540  5.250%, 11/15/10                                               No Opt. Call         A    2,742,006

         770 Illinois Health Facilities Authority, Revenue Bonds, Sarah      No Opt. Call         A      784,838
              Bush Lincoln Health Center, Series 1996B, 5.500%, 2/15/06

       3,000 Illinois Health Facilities Authority, Revenue Bonds, Loyola     No Opt. Call      Baa1    3,270,750
              University Health System, Series 2001A, 5.750%, 7/01/11

       2,675 Pingree Grove Village, Illinois, Tax Assessment Bonds,          No Opt. Call       N/R    2,669,730
              Special Service Area 1 - Cambridge Lakes Project, Series
              2005-1, 5.250%, 3/01/15
----------------------------------------------------------------------------------------------------------------
             Indiana - 0.9%

             Goshen, Indiana, Revenue Refunding Bonds, Greencroft
             Obligation Group, Series 1998:
         715  5.150%, 8/15/05                                                No Opt. Call       N/R      716,537
         790  5.250%, 8/15/07                                                No Opt. Call       N/R      797,489
         680  5.300%, 8/15/08                                                No Opt. Call       N/R      688,378
         775  5.350%, 8/15/09                                              8/08 at 101.00       N/R      781,401

       4,150 Rockport, Indiana, Pollution Control Revenue Refunding          No Opt. Call       BBB    4,263,918
              Bonds, Indiana and Michigan Power Company, Series 2002A,
              4.900%, 6/01/25 (Mandatory put 6/01/07)
----------------------------------------------------------------------------------------------------------------
             Kansas - 1.5%

       2,000 Burlington, Kansas, Environmental Improvement Revenue           No Opt. Call        A3    2,055,700
              Refunding Bonds, Kansas City Power and Light Company,
              Series 1998B, 4.750%, 9/01/15 (Mandatory put 10/01/07)

       5,225 Kansas Department of Transportation, Highway Revenue Bonds,     No Opt. Call       AAA    5,828,697
              Series 1998, 5.500%, 9/01/10 - AMBAC Insured

----
77

Portfolio of Investments
NUVEEN LIMITED TERM MUNICIPAL BOND FUND (continued)
April 30, 2005

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             Kansas (continued)

             Shawnee County Unified School District 501, Kansas, General
             Obligation Bonds, Series 2005:
    $  1,300  5.000%, 8/01/10 - FSA Insured                                  No Opt. Call       Aaa $  1,416,051
       2,985  5.000%, 8/01/11 - FSA Insured                                  No Opt. Call       Aaa    3,276,276
----------------------------------------------------------------------------------------------------------------
             Kentucky - 4.1%

       8,500 Ashland, Kentucky, Pollution Control Revenue Refunding          No Opt. Call      Baa2    9,041,705
              Bonds, Ashland Oil Inc. Project, Series 1999, 5.700%,
              11/01/09

       2,170 Christian County, Kentucky, Hospital Revenue Refunding          No Opt. Call        A-    2,221,190
              Bonds, Jennie Stuart Medical Center, Series 1997A, 5.500%,
              7/01/06

       5,285 Kenton County Airport Board, Kentucky, Airport Revenue          No Opt. Call       AAA    5,722,228
              Refunding Bonds, Cincinnati/Northern Kentucky
              International Airport, Series 2002A, 5.625%, 3/01/09
              (Alternative Minimum Tax) - MBIA Insured

             Kentucky Economic Development Finance Authority, Hospital
             System Revenue Refunding and Improvement Bonds, Appalachian
             Regional Healthcare Inc., Series 1997:
       2,670  5.300%, 10/01/05                                               No Opt. Call       BB-    2,676,862
       1,315  5.400%, 10/01/06                                               No Opt. Call       BB-    1,323,626

             Kentucky Turnpike Authority, Economic Development Road
             Revenue Bonds, Revitalization Project, Series 2005B:
       2,740  5.000%, 7/01/10 - AMBAC Insured                                No Opt. Call       AAA    2,972,599
       5,135  5.000%, 7/01/11 - AMBAC Insured                                No Opt. Call       AAA    5,605,161

       2,305 Louisville and Jefferson County Regional Airport Authority,     No Opt. Call       AAA    2,554,194
              Kentucky, Airport System Revenue Bonds, Series 2003C,
              5.500%, 7/01/12 (Alternative Minimum Tax) - FSA Insured

       1,170 Louisville and Jefferson County Regional Airport Authority,     No Opt. Call      Baa3    1,175,359
              Kentucky, Special Facilities Revenue Bonds, Airis
              Louisville LLC Project, Series 1999A, 5.000%, 3/01/09
              (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------
             Louisiana - 0.6%

       4,950 St. Charles Parish, Louisiana, Pollution Control Revenue        No Opt. Call      Baa2    4,958,514
              Refunding Bonds, Entergy Louisiana Inc., Series 1999A,
              4.900%, 6/01/30 (Mandatory put 6/01/05)
----------------------------------------------------------------------------------------------------------------
             Maine - 0.1%

         845 Maine Educational Loan Marketing Corporation, Student Loan      No Opt. Call        A2      845,177
              Revenue Refunding Bonds, Subordinate Series 1992A-2,
              6.600%, 5/01/05 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------
             Maryland - 0.6%

       1,000 Maryland Energy Financing Administration, Solid Waste           No Opt. Call        A-    1,014,070
              Disposal Revenue Bonds, Baltimore Wheelabrator Water
              Projects LLC, Series 1996, 5.850%, 12/01/05 (Alternative
              Minimum Tax)

             Maryland Health and Higher Educational Facilities
             Authority, Revenue Bonds, Medstar Health, Series 2004:
         515  5.000%, 8/15/09                                                No Opt. Call      Baa1      541,270
       1,755  5.000%, 8/15/10                                                No Opt. Call      Baa1    1,853,578

       1,220 Maryland Health and Higher Educational Facilities               No Opt. Call         A    1,300,410
              Authority, Revenue Bonds, LifeBridge Health System, Series
              2004A, 5.000%, 7/01/09
----------------------------------------------------------------------------------------------------------------
             Massachusetts - 6.2%

             Massachusetts Educational Finance Authority, Educational
             Loan Revenue Bonds, Issue E, Series 1997B:
         830  5.250%, 7/01/06 (Alternative Minimum Tax) - AMBAC Insured      No Opt. Call       AAA      834,582
       1,165  5.350%, 7/01/07 (Alternative Minimum Tax) - AMBAC Insured    7/06 at 102.00       AAA    1,171,990

       9,250 Massachusetts, General Obligation Refunding Bonds,              No Opt. Call        AA   10,157,240
              Consolidated Loan, Series 2001C, 5.500%, 12/01/09

       3,175 Massachusetts, General Obligation Refunding Bonds, Series       No Opt. Call       AAA    3,563,112
              1997A, 5.750%, 8/01/10 - AMBAC Insured

       5,000 Massachusetts, Federal Highway Grant Anticipation Notes,     12/10 at 100.00       Aaa    5,566,950
              Series 2000A, 5.750%, 12/15/12 - FSA Insured

             Massachusetts Development Finance Agency, Resource Recovery
             Revenue Bonds, SEMass System, Series 2001A:
       5,000  5.500%, 1/01/10 - MBIA Insured                                 No Opt. Call       AAA    5,469,050
       5,000  5.625%, 1/01/12 - MBIA Insured                                 No Opt. Call       AAA    5,584,550

----
78

   Principal                                                               Optional Call                 Market
Amount (000) Description                                                     Provisions* Ratings**        Value
---------------------------------------------------------------------------------------------------------------
             Massachusetts (continued)

    $    700 Massachusetts Health and Educational Facilities Authority,     No Opt. Call       AA- $    747,684
              Revenue Bonds, Partners HealthCare System Inc., Series
              1999B, 5.000%, 7/01/09

             Massachusetts Health and Educational Facilities Authority,
             Revenue Bonds, Berkshire Health System, Series 2001E:
       1,270  5.250%, 10/01/09 - RAAI Insured                               No Opt. Call        AA    1,366,215
         545  5.250%, 10/01/10 - RAAI Insured                               No Opt. Call        AA      591,014
       1,625  5.000%, 10/01/11 - RAAI Insured                               No Opt. Call        AA    1,749,540

             Massachusetts Industrial Finance Agency, Resource Recovery
             Remarketed Revenue Refunding Bonds, Ogden Haverhill
             Project, Series 1992A:
       2,000  4.850%, 12/01/05                                              No Opt. Call       BBB    2,013,320
       2,970  4.950%, 12/01/06                                              No Opt. Call       BBB    3,017,965

             Massachusetts Industrial Finance Agency, Resource Recovery
             Revenue Refunding Bonds, Ogden Haverhill Project, Series
             1998A:
       1,745  5.150%, 12/01/07 (Alternative Minimum Tax)                    No Opt. Call       BBB    1,794,261
       2,500  5.200%, 12/01/08 (Alternative Minimum Tax)                    No Opt. Call       BBB    2,558,125

       5,000 Massachusetts, Special Obligation Refunding Notes, Federal     No Opt. Call       Aaa    5,419,500
              Highway Grant Anticipation Note Program, Series 2003A,
              5.000%, 12/15/10 - FSA Insured
---------------------------------------------------------------------------------------------------------------
             Michigan - 2.6%

       1,050 Dundee Community School District, Monroe County, Michigan,     No Opt. Call       AAA    1,146,401
              General Obligation Bonds, Series 2005, 5.000%, 5/01/11 -
              FGIC Insured

       2,000 Kent Hospital Finance Authority, Michigan, Revenue Bonds,    7/11 at 101.00        AA    2,217,240
              Spectrum Health, Series 2001A, 5.500%, 1/15/12

             Michigan Municipal Bond Authority, General Obligation
             Bonds, Detroit City School District, Series 2005:
       7,500  5.000%, 6/01/07 (WI, settling 5/24/05) - FSA Insured          No Opt. Call       AAA    7,822,725
       3,000  5.000%, 6/01/11 (WI, settling 5/24/05) - FSA Insured          No Opt. Call       AAA    3,253,650

       1,150 Michigan State Hospital Finance Authority, Collateralized      No Opt. Call      Baa2    1,157,649
              Loan, Detroit Medical Center, Series 2001, 7.360%, 3/01/07

             Michigan State Hospital Finance Authority, Hospital Revenue
             Refunding Bonds, Henry Ford Health System, Series 2003A:
       2,000  5.000%, 3/01/09                                               No Opt. Call        A1    2,104,440
       3,000  5.500%, 3/01/13                                               No Opt. Call        A1    3,309,000
---------------------------------------------------------------------------------------------------------------
             Minnesota - 0.5%

       3,725 University of Minnesota, Intermediate Term Financing           No Opt. Call        AA    4,014,209
              Revenue Bonds, Series 2004A, 5.000%, 7/01/09
---------------------------------------------------------------------------------------------------------------
             Mississippi - 1.0%

       5,000 Mississippi Higher Education Assistance Corporation,           No Opt. Call        A2    5,326,650
              Student Loan Revenue Bonds, Series 2000B-3,
              5.450%, 3/01/10 (Alternative Minimum Tax)

       2,660 Mississippi Hospital Equipment and Facilities Authority,       No Opt. Call      BBB+    2,753,978
              Revenue Refunding Bonds, Southwest Regional Medical
              Center, Series 2003, 5.000%, 4/01/13
---------------------------------------------------------------------------------------------------------------
             Missouri - 0.3%

             Missouri Health and Educational Facilities Authority,
             Revenue Bonds, Lutheran Senior Services, Series 1997:
         600  5.400%, 2/01/06                                               No Opt. Call       N/R      608,184
         700  5.500%, 2/01/07                                               No Opt. Call       N/R      721,798

       1,000 St. Louis, Missouri, Airport Revenue Bonds, Capital            No Opt. Call       AAA    1,114,530
              Improvement Program, Lambert-St. Louis International
              Airport, Series 1997B, 6.000%, 7/01/10 (Alternative
              Minimum Tax) - FGIC Insured
---------------------------------------------------------------------------------------------------------------
             Montana - 0.4%

       3,000 Forsyth, Rosebud County, Montana, Pollution Control Revenue    No Opt. Call      BBB+    3,148,110
              Refunding Bonds, Portland General Electric Company, Series
              1998A, 5.200%, 5/01/33 (Mandatory put 5/01/09)

----
79

Portfolio of Investments
NUVEEN LIMITED TERM MUNICIPAL BOND FUND (continued)
April 30, 2005

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             Nebraska - 0.7%

             Douglas County Hospital Authority 2, Nebraska, Health
             Facilities Revenue Bonds, Nebraska Medical Center, Series
             2003:
    $  1,330  5.000%, 11/15/07                                               No Opt. Call        A1 $  1,388,360
       1,725  5.000%, 11/15/08                                               No Opt. Call        A1    1,821,652
       2,540  5.000%, 11/15/09                                               No Opt. Call        A1    2,699,741
----------------------------------------------------------------------------------------------------------------
             Nevada - 0.8%

             Carson City, Nevada, Hospital Revenue Bonds, Carson-Tahoe
             Hospital, Series 2002:
         455  5.250%, 9/01/06                                                No Opt. Call      BBB+      465,256
         670  5.500%, 9/01/07                                                No Opt. Call      BBB+      697,892
         610  5.500%, 9/01/08                                                No Opt. Call      BBB+      643,196
         685  5.500%, 9/01/09                                                No Opt. Call      BBB+      728,662
         535  5.750%, 9/01/10                                                No Opt. Call      BBB+      579,523
         970  6.000%, 9/01/13                                              9/12 at 101.00      BBB+    1,075,866

       2,000 Las Vegas Convention and Visitors Authority, Nevada,            No Opt. Call       AAA    2,182,720
              Revenue Bonds, Series 1999, 5.500%, 7/01/09 - AMBAC Insured
----------------------------------------------------------------------------------------------------------------
             New Jersey - 4.7%

             New Jersey Higher Education Assistance Authority, Student
             Loan Revenue Bonds, Series 2000A:
       3,430  5.750%, 6/01/09 (Alternative Minimum Tax) - MBIA Insured       No Opt. Call       AAA    3,439,810
       3,070  5.800%, 6/01/10 (Alternative Minimum Tax) - MBIA Insured       No Opt. Call       AAA    3,079,578
       3,390  5.900%, 6/01/11 (Alternative Minimum Tax) - MBIA Insured     6/10 at 101.00       AAA    3,401,458

       3,075 New Jersey Health Care Facilities Financing Authority,        1/09 at 101.00       AAA    3,321,769
              Revenue Bonds, Virtua Health System, Series 1998, 5.250%,
              7/01/10 - FSA Insured

       7,000 New Jersey Economic Development Authority, Cigarette Tax        No Opt. Call       BBB    7,378,980
              Revenue Bonds, Series 2004, 5.000%, 6/15/08

      10,000 New Jersey Transportation Trust Fund Authority,                 No Opt. Call       AAA   11,077,600
              Transportation System Bonds, Series 2005C, 5.250%, 6/15/11
              - MBIA Insured

       3,490 New Jersey Transportation Trust Fund Authority,                 No Opt. Call        A+    3,736,569
              Transportation System Bonds, Series 2003C, 5.000%, 6/15/09

       2,625 North Hudson Sewerage Authority, New Jersey, Sewerage           No Opt. Call       Aaa    2,897,711
              Revenue Refunding Bonds, Series 2002A, 5.000%, 8/01/12 -
              FGIC Insured
----------------------------------------------------------------------------------------------------------------
             New Mexico - 1.3%

       2,055 New Mexico Mortgage Finance Authority, FNMA Multifamily         No Opt. Call       Aaa    2,146,283
              Housing Revenue Refunding Bonds, Hunter's Ridge
              Apartments, Series 2001A, 5.000%, 7/01/31 (Mandatory put
              7/01/11)

       2,000 New Mexico Mortgage Finance Authority, FNMA Multifamily         No Opt. Call       Aaa    2,088,840
              Housing Revenue Refunding Bonds, Sombra del Oso
              Apartments, Series 2001B, 5.000%, 7/01/31 (Mandatory put
              7/01/11)

             New Mexico Hospital Equipment Loan Council, Hospital
             Revenue Bonds, Presbyterian Healthcare Services, Series
             2001A:
       2,710  4.800%, 8/01/10                                                No Opt. Call       Aa3    2,864,985
       3,505  4.900%, 8/01/11                                                No Opt. Call       Aa3    3,735,769
----------------------------------------------------------------------------------------------------------------
             New York - 11.4%

             Albany Housing Authority, Albany, New York, Limited
             Obligation Bonds, Series 1995:
       1,000  5.600%, 10/01/05                                               No Opt. Call        A3    1,010,730
         500  5.700%, 10/01/06                                            10/05 at 102.00        A3      515,105

         700 Albany Housing Authority, Albany, New York, Limited          10/05 at 102.00        A3      721,217
              Obligation Refunding Bonds, Series 1995, 5.850%, 10/01/07

       5,525 Long Island Power Authority, New York, Electric System          No Opt. Call       AAA    6,280,102
              General Revenue Bonds, Series 1998A, 5.500%, 12/01/12 -
              FSA Insured

       2,800 New York City, New York, General Obligation Bonds, Fiscal       No Opt. Call        A1    2,889,264
              Series 1996I, 6.500%, 3/15/06

             New York City, New York, General Obligation Bonds, Fiscal
             Series 2003A:
       2,880  5.500%, 8/01/10                                                No Opt. Call        A1    3,167,222
       2,000  5.000%, 8/01/10                                                No Opt. Call        A1    2,153,720

----
80

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             New York (continued)

    $  5,000 New York City, New York, General Obligation Bonds, Fiscal       No Opt. Call        A1 $  5,577,900
              Series 2003B, 5.500%, 8/01/12

             New York City, New York, General Obligation Bonds, Fiscal
             Series 1996G:
         210  5.750%, 2/01/06                                                No Opt. Call     A1***      214,916
         290  5.750%, 2/01/06                                                No Opt. Call        A1      296,409

         435 Dormitory Authority of the State of New York, Revenue         7/06 at 102.00       Ba3      438,880
              Bonds, Nyack Hospital, Series 1996, 6.000%, 7/01/06

       2,775 Dormitory Authority of the State of New York, Revenue           No Opt. Call       AAA    3,027,941
              Bonds, Mental Health Services Facilities Improvements,
              Series 2005D, 5.000%, 2/15/11 - FGIC Insured

             Dormitory Authority of the State of New York, Revenue
             Bonds, Winthrop-South Nassau University Hospital
             Association, Series 2003A:
         985  5.500%, 7/01/12                                                No Opt. Call      Baa1    1,077,886
       1,040  5.500%, 7/01/13                                                No Opt. Call      Baa1    1,136,782

             Dormitory Authority of the State of New York, Revenue
             Bonds, State University Educational Facilities, Series
             1990B:
       1,990  7.500%, 5/15/11                                                No Opt. Call    AA-***    2,348,120
       4,800  7.500%, 5/15/11                                                No Opt. Call       AA-    5,445,936

       5,000 New York State Environmental Facilities Corporation, State      No Opt. Call       AAA    5,661,850
              Water Pollution Control Revolving Fund Revenue Bonds, New
              York City Municipal Water Finance Authority, Series 1997E,
              6.000%, 6/15/10 - MBIA Insured

       2,660 New York State Housing Finance Agency, Service Contract         No Opt. Call       AA-    2,740,970
              Revenue Bonds, Series 2003K, 4.000%, 9/15/08

       4,350 Dormitory Authority of the State of New York, Revenue           No Opt. Call      BBB-    4,353,611
              Bonds, Mount Sinai NYU Health Obligated Group, Series
              2002C, 5.750%, 7/01/13 (Optional put 7/01/05)

       6,000 New York State Thruway Authority, Highway and Bridge Trust      No Opt. Call       AAA    6,569,820
              Fund, Second General, Series 2003B, 5.000%, 4/01/11 - FSA
              Insured

       4,630 New York State Urban Development Corporation, Revenue           No Opt. Call       AAA    5,396,960
              Bonds, Correctional Facilities, Series 1994A, 6.500%,
              1/01/11 - FSA Insured

       8,000 New York State Urban Development Corporation, Service           No Opt. Call       AA-    8,805,440
              Contract Revenue Bonds, Correctional and Youth Facilities,
              Series 2002A, 5.500%, 1/01/17 (Mandatory put 1/01/11)

       1,500 Niagara County Industrial Development Agency, New York,      11/11 at 101.00       BBB    1,613,730
              Solid Waste Disposal Facility Revenue Refunding Bonds,
              American Ref-Fuel Company of Niagara LP, Series 2001B,
              5.550%, 11/15/24 (Alternative Minimum Tax) (Mandatory put
              11/15/13)

       2,000 Port Authority of New York and New Jersey, Special Project      No Opt. Call       N/R    2,109,680
              Bonds, KIAC Partners, Fourth Series 1996, 7.000%, 10/01/07
              (Alternative Minimum Tax)

       3,035 Port Authority of New York and New Jersey, Special Project      No Opt. Call       AAA    3,089,235
              Bonds, JFK International Air Terminal LLC, Sixth Series
              1997, 6.000%, 12/01/05 (Alternative Minimum Tax) - MBIA
              Insured

         895 Suffolk County Industrial Development Agency, New York,         No Opt. Call       N/R      914,959
              Revenue Bonds, Nissequogue Cogeneration Partners Facility,
              Series 1998, 4.875%, 1/01/08 (Alternative Minimum Tax)

      12,265 Suffolk County Industrial Development Agency, New York,         No Opt. Call       AAA   13,609,367
              Resource Recovery Revenue Bonds, Huntington LP, Series
              1999, 5.950%, 10/01/09 (Alternative Minimum Tax) - AMBAC
              Insured

       3,225 Triborough Bridge and Tunnel Authority, New York,               No Opt. Call       AA-    3,579,911
              Convention Center Bonds, Series 1990E, 7.250%, 1/01/10
----------------------------------------------------------------------------------------------------------------
             North Carolina - 2.4%

       4,000 North Carolina Eastern Municipal Power Agency, Power System     No Opt. Call       BBB    4,383,640
              Revenue Refunding Bonds, Series 2003A, 5.500%, 1/01/12

       7,000 North Carolina Eastern Municipal Power Agency, Power System     No Opt. Call       BBB    7,528,010
              Revenue Refunding Bonds, Series 2003D, 5.375%, 1/01/10

       4,500 North Carolina Municipal Power Agency 1, Catawba Electric       No Opt. Call        A3    4,948,200
              Revenue Bonds, Series 2003A, 5.500%, 1/01/11

----
81

Portfolio of Investments
NUVEEN LIMITED TERM MUNICIPAL BOND FUND (continued)
April 30, 2005

   Principal                                                               Optional Call                 Market
Amount (000) Description                                                     Provisions* Ratings**        Value
---------------------------------------------------------------------------------------------------------------
             North Carolina (continued)

             University of North Carolina, Chapel Hill, Revenue Bonds,
             Hospital System, Series 2005A:
    $  1,355  5.000%, 2/01/11 (WI, settling 5/25/05)                        No Opt. Call       AA- $  1,453,807
       1,000  5.000%, 2/01/13 (WI, settling 5/25/05)                        No Opt. Call       AA-    1,076,490
---------------------------------------------------------------------------------------------------------------
             Ohio - 6.4%

       2,585 Akron, Bath and Copley Joint Township Hospital District,       No Opt. Call      Baa1    2,658,311
              Ohio, Hospital Facilities Revenue Bonds, Summa Health
              System, Series 1998A, 5.000%, 11/15/08

         335 Cleveland-Cuyahoga County Port Authority, Ohio, Subordinate    No Opt. Call    N/R***      349,388
              Revenue Refunding Bonds, Rock and Roll Hall of Fame and
              Museum Project, Series 1997, 5.600%, 12/01/06

             Cuyahoga County, Ohio, Revenue Refunding Bonds, Cleveland
             Clinic Health System, Series 2003A:
       3,000  5.500%, 1/01/11                                               No Opt. Call       Aa3    3,293,970
       2,000  5.500%, 1/01/12                                               No Opt. Call       Aa3    2,214,140

             Erie County, Ohio, Hospital Facilities Revenue Bonds,
             Firelands Regional Medical Center, Series 2002A:
       1,140  5.500%, 8/15/11                                               No Opt. Call         A    1,232,215
         845  5.500%, 8/15/12                                               No Opt. Call         A      916,825

         270 Miami County, Ohio, Hospital Facilities Revenue Refunding      No Opt. Call      BBB+      277,673
              and Improvement Bonds, Upper Valley Medical Center, Series
              1996C, 6.000%, 5/15/06

       4,900 Ohio, Higher Education Capital Facilities Appropriation        No Opt. Call        AA    5,326,251
              Bonds, Series 2001-IIA, 5.500%, 12/01/08

       1,775 Ohio, General Obligation Bonds, Infrastructure                 No Opt. Call       AA+    1,905,090
              Improvements, Series 2002B, 5.000%, 3/01/09

       8,915 Ohio, General Obligation Refunding Bonds, Higher Education,    No Opt. Call       AA+   10,140,278
              Series 2002C, 5.500%, 11/01/12

       7,300 Ohio, State Appropriation Lease Bonds, Higher Education        No Opt. Call       AAA    7,929,552
              Capital Facilities, Series 2004A-II, 5.000%, 8/01/10 -
              AMBAC Insured

         890 Ohio, Economic Development Revenue Bonds, Enterprise Bond      No Opt. Call       AA-      915,846
              Fund Loan Pool, Series 2002-7, 4.550%, 12/01/10
              (Alternative Minimum Tax)

       6,000 Ohio State Building Authority, State Facilities Bonds,         No Opt. Call       AAA    6,514,860
              Administrative Building Fund Projects, Series 2004B,
              5.000%, 10/01/10 - MBIA Insured

       5,000 Ohio State Building Authority, State Facilities Bonds,         No Opt. Call       AAA    5,429,050
              Adult Correctional Building Fund Project, Series 2004C,
              5.000%, 10/01/10 - MBIA Insured

       2,235 Ohio Water Development Authority, Water Pollution Control      No Opt. Call       AAA    2,445,671
              Loan Fund Revenue Bonds, Water Quality Project, Series
              2004, 5.000%, 12/01/10

             Sandusky County, Ohio, Hospital Facilities Revenue
             Refunding Bonds, Memorial Hospital, Series 1998:
         830  5.000%, 1/01/06                                               No Opt. Call      BBB-      835,461
         450  5.050%, 1/01/07                                               No Opt. Call      BBB-      456,233
         720  5.100%, 1/01/09                                             1/08 at 102.00      BBB-      731,988
---------------------------------------------------------------------------------------------------------------
             Oklahoma - 1.0%

       6,000 Oklahoma Capitol Improvement Authority, State Highway          No Opt. Call       AAA    6,495,180
              Capital Improvement Revenue Bonds, Series 2000, 5.000%,
              12/01/09 - MBIA Insured

       1,500 Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding   6/07 at 100.00        B-    1,457,520
              Bonds, American Airlines Inc., Series 2001A, 5.375%,
              12/01/35 (Alternative Minimum Tax) (Mandatory put 12/01/06)
---------------------------------------------------------------------------------------------------------------
             Oregon - 3.1%

       7,500 Gilliam County, Oregon, Solid Waste Disposal Revenue Bonds,  5/08 at 100.00       BBB    7,568,325
              Waste Management Inc., Variable Rate Demand Obligations,
              Series 2000A, 4.150%, 8/01/25 (Alternative Minimum Tax)
              (Mandatory put 5/01/09)

             Oregon Department of Administrative Services, Certificates
             of Participation Refunding, Series 2002B:
       3,910  5.000%, 5/01/08 - MBIA Insured                                No Opt. Call       AAA    4,144,952
       1,250  5.000%, 5/01/09 - MBIA Insured                                No Opt. Call       AAA    1,342,663

             Oregon Department of Administrative Services, Certificates
             of Participation, Series 2004C:
       4,060  5.000%, 5/01/10 - FSA Insured                                 No Opt. Call       AAA    4,406,277
       4,600  5.000%, 5/01/11 - FSA Insured                                 No Opt. Call       AAA    5,027,570

       2,380 Portland, Oregon, Water System Revenue Bonds, Series 2004B,    No Opt. Call       Aa1    2,571,090
              5.000%, 10/01/09

----
82

   Principal                                                               Optional Call                 Market
Amount (000) Description                                                     Provisions* Ratings**        Value
---------------------------------------------------------------------------------------------------------------
             Pennsylvania - 3.1%

    $  2,000 Allegheny County, Pennsylvania, Greater Pittsburgh             No Opt. Call       AAA $  2,162,360
              International Airport Revenue Refunding Bonds, Series
              1999, 5.625%, 1/01/10 (Alternative Minimum Tax) - FGIC
              Insured

             Delaware County Industrial Development Authority,
             Pennsylvania, Resource Recovery Revenue Refunding Bonds,
             Series 1997A:
       4,000  6.500%, 1/01/08                                               No Opt. Call       BBB    4,222,200
       7,000  6.000%, 1/01/09                                             1/08 at 102.00       BBB    7,369,390

       4,000 Pennsylvania Economic Development Financing Authority,       7/05 at 101.00      BBB-    4,035,120
              Senior Lien Resource Recovery Revenue Bonds, Northampton
              Generating Project, Series 1994A, 6.500%, 1/01/13
              (Alternative Minimum Tax)

       2,510 Pennsylvania Higher Educational Facilities Authority,          No Opt. Call       AAA    2,737,356
              Revenue Bonds, Allegheny Delaware Valley Obligated Group,
              Series 1996A, 5.600%, 11/15/09 - MBIA Insured

         470 Philadelphia Redevelopment Authority, Pennsylvania,            No Opt. Call       N/R      473,182
              Multifamily Housing Mortgage Revenue Bonds, Cricket Court
              Apartments, Series 1998A, 5.600%, 4/01/08 (Alternative
              Minimum Tax)

       4,000 Pittsburgh, Pennsylvania, General Obligation Bonds, Series     No Opt. Call       AAA    4,320,640
              2005A, 5.000%, 9/01/10 (WI, settling 5/10/05) - MBIA
              Insured
---------------------------------------------------------------------------------------------------------------
             South Carolina - 1.8%

             Charleston County, South Carolina, Revenue Bonds,
             CareAlliance Heath Services, Series 2004A:
       1,690  5.000%, 8/15/08                                               No Opt. Call        A-    1,774,973
       1,400  5.000%, 8/15/09                                               No Opt. Call        A-    1,479,954
       1,980  5.000%, 8/15/10                                               No Opt. Call        A-    2,105,849

       7,215 Greenville County School District, South Carolina,             No Opt. Call       AA-    7,811,608
              Installment Purchase Revenue Bonds, Series 2002,
              5.250%, 12/01/09

       1,325 Lexington County Health Service District, South Carolina,      No Opt. Call         A    1,460,269
              Hospital Revenue Refunding and Improvement Bonds, Series
              2003, 5.500%, 11/01/13
---------------------------------------------------------------------------------------------------------------
             Tennessee - 3.2%

      10,000 Memphis, Tennessee, Subordinate Lien Electric System           No Opt. Call       AAA   10,952,000
              Revenue Bonds, Series 2003A, 5.000%, 12/01/12 - MBIA
              Insured

             Metropolitan Government of Nashville-Davidson County Health
             and Educational Facilities Board, Tennessee, Revenue
             Refunding Bonds, Blakeford at Green Hills, Series 1998:
         400  5.150%, 7/01/05                                               No Opt. Call       N/R      400,524
         400  5.250%, 7/01/06                                             7/05 at 100.00       N/R      400,364
         500  5.300%, 7/01/07                                             7/05 at 100.00       N/R      500,360
         500  5.350%, 7/01/08                                             7/05 at 100.00       N/R      500,335
         500  5.400%, 7/01/09                                             7/05 at 100.00       N/R      500,290

       7,350 Shelby County Health, Educational and Housing Facilities       No Opt. Call       N/R    7,683,176
              Board, Tennessee, Revenue Bonds, Baptist Memorial
              Healthcare, Series 2004A, 5.000%, 9/01/20 (Mandatory put
              10/01/08)

             Sullivan County Health, Educational, and Housing Facilities
             Board, Tennessee, Hospital Revenue Bonds, Wellmont Health
             System, Series 2002:
       1,645  5.750%, 9/01/08                                               No Opt. Call      BBB+    1,744,654
       1,740  6.125%, 9/01/09                                               No Opt. Call      BBB+    1,889,588
       1,350  6.250%, 9/01/10                                               No Opt. Call      BBB+    1,491,088
---------------------------------------------------------------------------------------------------------------
             Texas - 4.2%

       4,330 Brazos River Authority, Texas, Pollution Control Revenue       No Opt. Call       BBB    4,397,332
              Bonds, Texas Utilities Company, Series 1995B, 5.050%,
              6/01/30 (Alternative Minimum Tax) (Mandatory put 6/19/06)
              (a)

       4,000 Brazos River Authority, Texas, Pollution Control Revenue       No Opt. Call       BBB    4,654,840
              Refunding Bonds, TXU Energy Company LLC, Series 2003A,
              6.750%, 4/01/38 (Alternative Minimum Tax) (Mandatory put
              4/01/13) (a)

       3,050 Houston, Texas, Subordinate Lien Airport System Revenue        No Opt. Call       AAA    3,253,435
              Refunding Bonds, Series 2001A, 5.000%, 7/01/10
              (Alternative Minimum Tax) - FGIC Insured

       3,180 Lower Colorado River Authority, Texas, Electric Revenue        No Opt. Call       AAA    3,438,184
              Bonds, Series 2004, 5.000%, 5/15/10 - AMBAC Insured

       4,200 North Central Texas Health Facilities Development              No Opt. Call       AA-    4,467,498
              Corporation, Revenue Bonds, Baylor Healthcare System,
              Series 2002, 5.500%, 5/15/08

----
83

Portfolio of Investments
NUVEEN LIMITED TERM MUNICIPAL BOND FUND (continued)
April 30, 2005

   Principal                                                                Optional Call                 Market
Amount (000) Description                                                      Provisions* Ratings**        Value
----------------------------------------------------------------------------------------------------------------
             Texas (continued)

    $  5,200 Sam Rayburn Municipal Power Agency, Texas, Power Supply         No Opt. Call        AA $  5,525,624
              System Revenue Refunding Bonds, Series 2002A, 5.000%,
              10/01/09 - RAAI Insured

       2,805 Tom Green County Health Facilities Development Corporation,     No Opt. Call      Baa3    3,007,633
              Texas, Hospital Revenue Bonds, Shannon Health System
              Project, Series 2001, 6.200%, 5/15/11

       4,000 Trinity River Authority of Texas, Pollution Control Revenue     No Opt. Call      Baa2    4,122,560
              Refunding Bonds, TXU Electric Company, Series 2001A,
              5.000%, 5/01/27 (Alternative Minimum Tax) (Mandatory put
              11/01/06)

       1,300 Board of Regents, University of Texas System, Financing         No Opt. Call       AAA    1,413,269
              System Revenue Bonds, Series 2004C, 5.000%, 8/15/10
----------------------------------------------------------------------------------------------------------------
             Virgin Islands - 0.3%

       2,070 Virgin Islands Water and Power Authority, Electric System       No Opt. Call       N/R    2,114,981
              Revenue Refunding Bonds, Series 1998, 5.250%, 7/01/06
----------------------------------------------------------------------------------------------------------------
             Virginia - 3.2%

       2,850 Newport News Redevelopment and Housing Authority, Virginia,   5/05 at 102.00       AAA    2,912,615
              FNMA Multifamily Housing Revenue Refunding Bonds,
              Fredericksburg-Oxford Project, Series 1997A, 5.550%,
              5/01/27 (Mandatory put 5/01/07)

       2,000 Pocahontas Parkway Association, Virginia, Senior Lien           No Opt. Call        BB    2,024,620
              Revenue Bonds, Route 895 Connector Toll Road, Series
              1998A, 5.000%, 8/15/06

       7,000 Southeastern Public Service Authority, Virginia, Senior         No Opt. Call       AAA    7,680,470
              Revenue Refunding Bonds, Regional Solid Waste System,
              Series 1993A, 5.250%, 7/01/10 - MBIA Insured

       8,085 Virginia Port Authority, General Fund Revenue Bonds, Series     No Opt. Call       AA+    8,693,154
              1998, 5.500%, 7/01/08 (Alternative Minimum Tax)

       5,000 York County Industrial Development Authority, Virginia,      11/06 at 101.00        A3    5,225,150
              Pollution Control Revenue Bonds, Virginia Electric and
              Power Company, Series 1985, 5.500%, 7/01/09
----------------------------------------------------------------------------------------------------------------
             Washington - 2.6%

       6,000 Energy Northwest, Washington, Electric Revenue Refunding        No Opt. Call       AAA    6,651,840
              Bonds, Nuclear Project 3, Series 2003A, 5.500%, 7/01/11 -
              XLCA Insured

       2,000 Seattle, Washington, Municipal Light and Power Revenue       10/09 at 101.00    Aa3***    2,260,240
              Bonds, Series 1999, 6.000%, 10/01/11 (Pre-refunded to
              10/01/09)

       4,160 Seattle, Washington, Solid Waste Utility Revenue Refunding      No Opt. Call       AAA    4,389,714
              Bonds, Series 1999, 5.500%, 8/01/07 - FSA Insured

       3,000 Snohomish County Public Utility District 1, Washington,         No Opt. Call        A1    3,038,910
              Electric System Revenue Bonds, Series 2003, 5.000%,
              12/01/05

       1,000 Snohomish County Public Utility District 1, Washington,         No Opt. Call       AAA    1,078,220
              Electric System Revenue Bonds, Series 2004, 5.000%,
              12/01/09 - FSA Insured

       3,500 Washington Public Power Supply System, Revenue Refunding        No Opt. Call       AAA    3,906,560
              Bonds, Nuclear Project 2, Series 1997A, 6.000%, 7/01/09 -
              FSA Insured

----
84

   Principal                                                              Optional Call                 Market
Amount (000) Description                                                    Provisions* Ratings**        Value
--------------------------------------------------------------------------------------------------------------
             Wisconsin - 0.7%

    $  1,000 Wisconsin Health and Educational Facilities Authority,        No Opt. Call       N/R $  1,042,290
              Revenue Bonds, FH Healthcare Development Inc., Series
              1999, 5.625%, 11/15/09

             Wisconsin Health and Educational Facilities Authority,
             Revenue Bonds, Froedtert and Community Health Obligated
             Group, Series 2001:
       1,000  5.625%, 10/01/10                                             No Opt. Call       AA-    1,090,430
       1,100  5.625%, 10/01/11                                             No Opt. Call       AA-    1,208,811

             Wisconsin Health and Educational Facilities Authority,
             Revenue Bonds, Marshfield Clinic, Series 2001B:
         600  6.250%, 2/15/09                                              No Opt. Call      BBB+      649,043
       1,250  6.500%, 2/15/12                                              No Opt. Call      BBB+    1,415,400
--------------------------------------------------------------------------------------------------------------
    $762,935 Total Long-Term Investments (cost $802,587,262) - 99.2%                               814,207,060
--------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 0.8%                                                    6,571,777
             ------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                    $820,778,837
             ------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating.
           ***Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.
           N/RInvestment is not rated.
           (a)The issuer has received a preliminary adverse determination from the Internal Revenue Service (the "IRS") regarding the tax-exempt status of the bonds' coupon payments. The Fund will continue to treat coupon payments as tax-exempt income until such time that it is formally determined that the interest on the bonds should be treated as taxable.
          (WI)Security purchased on a when-issued basis.
           # On December 9, 2002, UAL Corporation, the holding company of United Air Lines, Inc., filed for federal bankruptcy protection. The Adviser determined that it was likely United would not remain current on their interest payment obligations with respect to these bonds and thus has stopped accruing interest.

                                See accompanying notes to financial statements.

----
85

Statement of Assets and Liabilities
April 30, 2005

                                                                                                                   Intermediate
                                                                          High Yield  All-American       Insured       Duration
--------------------------------------------------------------------------------------------------------------------------------
Assets
Investments, at market value                                         $1,460,426,344  $352,410,314  $899,783,246  $2,630,011,703
(cost $1,394,830,996, $330,520,222, $841,433,843, $2,527,821,997 and
 $802,587,262, respectively)
Receivables:
  Interest                                                               27,080,031     5,837,869    13,078,329      43,395,977
  Investments sold                                                        1,065,000         5,029       150,000       4,964,228
  Shares sold                                                            24,948,650       239,379       596,595         459,946
Other assets                                                                 11,607        23,794        57,127         186,788
--------------------------------------------------------------------------------------------------------------------------------
    Total assets                                                      1,513,531,632   358,516,385   913,665,297   2,679,018,642
--------------------------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                            1,212,372       730,974     1,937,926       5,314,991
Payables:
  Investments purchased                                                  29,260,596            --    17,170,208      12,639,241
  Shares redeemed                                                           765,154       166,046       756,683       1,825,436
Accrued expenses:
  Management fees                                                           646,629       139,800       340,035         965,066
  12b-1 distribution and service fees                                       508,220       115,530        85,353         108,379
  Other                                                                     224,066        95,380       292,776         885,314
Dividends payable                                                         5,949,014     1,263,878     3,083,948       8,506,593
--------------------------------------------------------------------------------------------------------------------------------
    Total liabilities                                                    38,566,051     2,511,608    23,666,929      30,245,020
--------------------------------------------------------------------------------------------------------------------------------
Net assets                                                           $1,474,965,581  $356,004,777  $889,998,368  $2,648,773,622
--------------------------------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                           $  786,920,954  $234,606,368  $200,707,249  $  250,322,209
Shares outstanding                                                       36,029,359    21,260,423    18,186,005      27,521,680
Net asset value per share                                            $        21.84  $      11.03  $      11.04  $         9.10
Offering price per share (net asset value per share plus
 maximum sales charge of 4.20%, 4.20%, 4.20%, 3.00% and 2.50%,
 respectively, of offering price)                                    $        22.80  $      11.51  $      11.52  $         9.38
--------------------------------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                           $  146,041,215  $ 40,377,027  $ 40,776,614  $   36,105,843
Shares outstanding                                                        6,693,488     3,652,579     3,691,516       3,962,396
Net asset value and offering price per share                         $        21.82  $      11.05  $      11.05  $         9.11
--------------------------------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                           $  463,434,697  $ 74,253,887  $ 33,857,249  $   63,972,120
Shares outstanding                                                       21,231,016     6,732,084     3,089,291       7,024,396
Net asset value and offering price per share                         $        21.83  $      11.03  $      10.96  $         9.11
--------------------------------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                           $   78,568,715  $  6,767,495  $614,657,256  $2,298,373,450
Shares outstanding                                                        3,596,092       611,582    55,833,376     252,365,362
Net asset value and offering price per share                         $        21.85  $      11.07  $      11.01  $         9.11
--------------------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
--------------------------------------------------------------------------------------------------------------------------------
Capital paid-in                                                      $1,410,150,780  $347,641,327  $827,563,981  $2,534,091,568
Undistributed (Over-distribution of) net investment income                 (535,096)     (232,611)     (410,230)      4,431,703
Accumulated net realized gain (loss) from investments                      (245,451)  (13,294,031)    4,495,214       8,060,645
Net unrealized appreciation of investments                               65,595,348    21,890,092    58,349,403     102,189,706
--------------------------------------------------------------------------------------------------------------------------------
Net assets                                                           $1,474,965,581  $356,004,777  $889,998,368  $2,648,773,622
--------------------------------------------------------------------------------------------------------------------------------

                                                                           Limited
                                                                              Term
----------------------------------------------------------------------------------
Assets
Investments, at market value                                         $814,207,060
(cost $1,394,830,996, $330,520,222, $841,433,843, $2,527,821,997 and
 $802,587,262, respectively)
Receivables:
  Interest                                                             12,378,647
  Investments sold                                                     15,612,603
  Shares sold                                                           1,852,294
Other assets                                                               43,277
----------------------------------------------------------------------------------
    Total assets                                                      844,093,881
----------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                            750,301
Payables:
  Investments purchased                                                17,875,222
  Shares redeemed                                                       1,856,646
Accrued expenses:
  Management fees                                                         281,541
  12b-1 distribution and service fees                                     222,238
  Other                                                                   187,804
Dividends payable                                                       2,141,292
----------------------------------------------------------------------------------
    Total liabilities                                                  23,315,044
----------------------------------------------------------------------------------
Net assets                                                           $820,778,837
----------------------------------------------------------------------------------
Class A Shares
Net assets                                                           $489,919,732
Shares outstanding                                                     45,513,381
Net asset value per share                                            $      10.76
Offering price per share (net asset value per share plus
 maximum sales charge of 4.20%, 4.20%, 4.20%, 3.00% and 2.50%,
 respectively, of offering price)                                    $      11.04
----------------------------------------------------------------------------------
Class B Shares
Net assets                                                           $        N/A
Shares outstanding                                                            N/A
Net asset value and offering price per share                         $        N/A
----------------------------------------------------------------------------------
Class C Shares
Net assets                                                           $313,073,244
Shares outstanding                                                     29,152,955
Net asset value and offering price per share                         $      10.74
----------------------------------------------------------------------------------
Class R Shares
Net assets                                                           $ 17,785,861
Shares outstanding                                                      1,659,724
Net asset value and offering price per share                         $      10.72
----------------------------------------------------------------------------------

Net Assets Consist of:
----------------------------------------------------------------------------------
Capital paid-in                                                      $812,932,085
Undistributed (Over-distribution of) net investment income                135,058
Accumulated net realized gain (loss) from investments                  (3,908,104)
Net unrealized appreciation of investments                             11,619,798
----------------------------------------------------------------------------------
Net assets                                                           $820,778,837
----------------------------------------------------------------------------------

N/A - LimitedTerm is not authorized to issue Class B Shares.

                                See accompanying notes to financial statements.

----
86

Statement of Operations
Year Ended April 30, 2005

                                                                                                              Intermediate
                                                                       High Yield All-American       Insured      Duration
---------------------------------------------------------------------------------------------------------------------------
Investment Income                                                   $ 57,824,429   $18,860,640  $46,089,792  $123,903,994
---------------------------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                        5,091,240     1,663,030    4,226,901    12,003,177
12b-1 service fees - Class A                                             922,670       449,430      395,968       482,491
12b-1 distribution and service fees - Class B                          1,168,582       397,352      401,530       352,672
12b-1 distribution and service fees - Class C                          2,046,095       536,742      256,129       473,062
Shareholders' servicing agent fees and expenses                          520,540       190,396      631,060     1,925,389
Custodian's fees and expenses                                            240,437        90,834      215,535       595,841
Trustees' fees and expenses                                               17,899         8,848       20,537        61,910
Professional fees                                                        143,756        22,151       45,817       156,106
Shareholders' reports - printing and mailing expenses                    107,709        32,013       93,767       236,762
Federal and state registration fees                                      238,929        52,541       68,200        71,478
Portfolio insurance expense                                                   --            --        4,442            --
Other expenses                                                            22,230        11,548       28,335        77,592
---------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                            10,520,087     3,454,885    6,388,221    16,436,480
Custodian fee credit                                                     (44,334)      (11,314)     (17,309)      (60,652)
---------------------------------------------------------------------------------------------------------------------------
Net expenses                                                          10,475,753     3,443,571    6,370,912    16,375,828
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                                 47,348,676    15,417,069   39,718,880   107,528,166
---------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments                                (12,176)       19,704    7,541,196    14,057,207
Net change in unrealized appreciation (depreciation) of investments   54,508,425     8,791,996    7,531,171    46,869,368
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain                                      54,496,249     8,811,700   15,072,367    60,926,575
---------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                          $101,844,925   $24,228,769  $54,791,247  $168,454,741
---------------------------------------------------------------------------------------------------------------------------

                                                                         Limited
                                                                            Term
--------------------------------------------------------------------------------
Investment Income                                                   $34,102,304
--------------------------------------------------------------------------------
Expenses
Management fees                                                       3,575,113
12b-1 service fees - Class A                                            999,671
12b-1 distribution and service fees - Class B                               N/A
12b-1 distribution and service fees - Class C                         1,846,021
Shareholders' servicing agent fees and expenses                         400,323
Custodian's fees and expenses                                           207,691
Trustees' fees and expenses                                              19,107
Professional fees                                                        86,261
Shareholders' reports - printing and mailing expenses                    70,486
Federal and state registration fees                                      61,543
Portfolio insurance expense                                                  --
Other expenses                                                           27,068
--------------------------------------------------------------------------------
Total expenses before custodian fee credit                            7,293,284
Custodian fee credit                                                    (13,532)
--------------------------------------------------------------------------------
Net expenses                                                          7,279,752
--------------------------------------------------------------------------------
Net investment income                                                26,822,552
--------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments                              (760,509)
Net change in unrealized appreciation (depreciation) of investments  (1,335,060)
--------------------------------------------------------------------------------
Net realized and unrealized gain                                     (2,095,569)
--------------------------------------------------------------------------------
Net increase in net assets from operations                          $24,726,983
--------------------------------------------------------------------------------

N/A - LimitedTerm is not authorized to issue Class B Shares.

                                See accompanying notes to financial statements.

----
87

Statement of Changes in Net Assets

                                                                               High Yield                  All-American
                                                                      ----------------------------  --------------------------
                                                                           Year Ended    Year Ended    Year Ended    Year Ended
                                                                              4/30/05       4/30/04       4/30/05       4/30/04
-------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                 $   47,348,676  $ 20,269,663  $ 15,417,069  $ 16,503,375
Net realized gain (loss) from investments                                    (12,176)    1,102,045        19,704    (1,635,699)
Net change in unrealized appreciation (depreciation) of investments       54,508,425     9,479,128     8,791,996    (4,282,125)
-------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                               101,844,925    30,850,836    24,228,769    10,585,551
-------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                                (25,899,577)  (10,032,576)  (10,676,046)  (11,381,591)
  Class B                                                                 (6,149,154)   (4,323,304)   (1,667,701)   (1,958,657)
  Class C                                                                (13,925,972)   (4,860,217)   (2,987,862)   (3,193,715)
  Class R                                                                 (2,329,839)     (813,998)     (294,144)     (279,848)
From accumulated net realized gains from investments:
  Class A                                                                   (147,747)           --            --            --
  Class B                                                                    (37,967)           --            --            --
  Class C                                                                    (84,738)           --            --            --
  Class R                                                                    (13,064)           --            --            --
-------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                (48,588,058)  (20,030,095)  (15,625,753)  (16,813,811)
-------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                             988,764,725   369,658,138    47,088,630    69,788,658
Proceeds from shares issued to shareholders due
 to reinvestment of distributions                                         16,960,342     5,962,170     5,797,553     6,000,562
-------------------------------------------------------------------------------------------------------------------------------
                                                                       1,005,725,067   375,620,308    52,886,183    75,789,220
Cost of shares redeemed                                                 (118,579,083)  (54,133,077)  (50,730,332)  (75,372,094)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions       887,145,984   321,487,231     2,155,851       417,126
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                    940,402,851   332,307,972    10,758,867    (5,811,134)
Net assets at the beginning of year                                      534,562,730   202,254,758   345,245,910   351,057,044
-------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                         $1,474,965,581  $534,562,730  $356,004,777  $345,245,910
-------------------------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end
 of year                                                              $     (535,096) $    477,540  $   (232,611) $    (21,782)
-------------------------------------------------------------------------------------------------------------------------------



                                See accompanying notes to financial statements.

----
88

                                                                                 Insured
                                                                      ----------------------------
                                                                          Year Ended     Year Ended
                                                                             4/30/05        4/30/04
----------------------------------------------------------------------------------------------------
Operations
Net investment income                                                 $  39,718,880  $  42,870,453
Net realized gain (loss) from investments                                 7,541,196      4,068,764
Net change in unrealized appreciation (depreciation) of investments       7,531,171    (32,594,612)
----------------------------------------------------------------------------------------------------
Net increase in net assets from operations                               54,791,247     14,344,605
----------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                                (8,678,624)    (9,099,524)
  Class B                                                                (1,529,785)    (1,698,378)
  Class C                                                                (1,301,073)    (1,400,294)
  Class R                                                               (28,541,541)   (30,951,520)
From accumulated net realized gains from investments:
  Class A                                                                        --             --
  Class B                                                                        --             --
  Class C                                                                        --             --
  Class R                                                                        --             --
----------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders               (40,051,023)   (43,149,716)
----------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                             42,024,604     78,628,123
Proceeds from shares issued to shareholders due
 to reinvestment of distributions                                        25,734,052     27,402,590
----------------------------------------------------------------------------------------------------
                                                                         67,758,656    106,030,713
Cost of shares redeemed                                                (107,755,375)  (112,026,897)
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions      (39,996,719)    (5,996,184)
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                   (25,256,495)   (34,801,295)
Net assets at the beginning of year                                     915,254,863    950,056,158
----------------------------------------------------------------------------------------------------
Net assets at the end of year                                         $ 889,998,368  $ 915,254,863
----------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end
 of year                                                              $    (410,230) $       1,306
----------------------------------------------------------------------------------------------------

                                                                           Intermediate Duration
                                                                      ------------------------------
                                                                           Year Ended      Year Ended
                                                                              4/30/05         4/30/04
-----------------------------------------------------------------------------------------------------
Operations
Net investment income                                                 $  107,528,166  $  123,987,837
Net realized gain (loss) from investments                                 14,057,207      50,217,590
Net change in unrealized appreciation (depreciation) of investments       46,869,368    (116,713,462)
-----------------------------------------------------------------------------------------------------
Net increase in net assets from operations                               168,454,741      57,491,965
-----------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                                 (9,253,962)    (10,854,710)
  Class B                                                                 (1,129,123)     (1,388,434)
  Class C                                                                 (2,045,263)     (2,287,287)
  Class R                                                                (94,588,003)   (116,884,677)
From accumulated net realized gains from investments:
  Class A                                                                 (3,331,002)     (1,692,474)
  Class B                                                                   (500,658)       (267,078)
  Class C                                                                   (866,388)       (428,966)
  Class R                                                                (31,920,304)    (17,434,043)
-----------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders               (143,634,703)   (151,237,669)
-----------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                              91,158,687     172,093,837
Proceeds from shares issued to shareholders due
 to reinvestment of distributions                                        107,161,464     111,861,715
-----------------------------------------------------------------------------------------------------
                                                                         198,320,151     283,955,552
Cost of shares redeemed                                                 (282,273,873)   (393,683,070)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions       (83,953,722)   (109,727,518)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                    (59,133,684)   (203,473,222)
Net assets at the beginning of year                                    2,707,907,306   2,911,380,528
-----------------------------------------------------------------------------------------------------
Net assets at the end of year                                         $2,648,773,622  $2,707,907,306
-----------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end
 of year                                                              $    4,431,703  $    4,257,768
-----------------------------------------------------------------------------------------------------



                                See accompanying notes to financial statements.

----
89

                                                                              Limited Term
                                                                      ----------------------------
                                                                          Year Ended     Year Ended
                                                                             4/30/05        4/30/04
---------------------------------------------------------------------------------------------------
Operations
Net investment income                                                 $  26,822,552  $  28,970,879
Net realized gain (loss) from investments                                  (760,509)     2,975,096
Net change in unrealized appreciation (depreciation) of investments      (1,335,060)   (11,149,088)
---------------------------------------------------------------------------------------------------
Net increase in net assets from operations                               24,726,983     20,796,887
---------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                               (16,156,472)   (17,145,835)
  Class B                                                                       N/A            N/A
  Class C                                                                (9,754,944)   (10,498,708)
  Class R                                                                  (536,642)      (328,746)
From accumulated net realized gains from investments:
  Class A                                                                        --             --
  Class B                                                                       N/A            N/A
  Class C                                                                        --             --
  Class R                                                                        --             --
---------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders               (26,448,058)   (27,973,289)
---------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                            149,514,845    270,043,797
Proceeds from shares issued to shareholders due
 to reinvestment of distributions                                        11,896,151     12,710,343
---------------------------------------------------------------------------------------------------
                                                                        161,410,996    282,754,140
Cost of shares redeemed                                                (229,740,737)  (232,519,144)
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions      (68,329,741)    50,234,996
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                   (70,050,816)    43,058,594
Net assets at the beginning of year                                     890,829,653    847,771,059
---------------------------------------------------------------------------------------------------
Net assets at the end of year                                         $ 820,778,837  $ 890,829,653
---------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end
 of year                                                              $     135,058  $    (234,414)
---------------------------------------------------------------------------------------------------

N/A - LimitedTerm is not authorized to issue Class B Shares.



                                See accompanying notes to financial statements.

----
90

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Municipal Trust (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen High Yield Municipal Bond Fund ("High Yield"), Nuveen All-American Municipal Bond Fund ("All-American"), Nuveen Insured Municipal Bond Fund ("Insured"), Nuveen Intermediate Duration Municipal Bond Fund ("Intermediate Duration") and Nuveen Limited Term Municipal Bond Fund ("Limited Term") (collectively, the "Funds"). The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds, other than High Yield, were each organized as a series of predecessor trusts or corporations prior to that date.

High Yield invests substantially all of its assets in municipal bonds for high current income exempt from regular federal income taxes and capital appreciation. Under normal circumstances, at least 80% of the Fund's assets will be invested in medium to low-quality municipal bonds. The Fund may also invest in defaulted municipal bonds, inverse floating rate securities, municipal forwards and short-term municipal investments.

All-American, Insured, Intermediate Duration and Limited Term seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

Effective January 1, 2005, Nuveen Advisory Corp. ("NAC"), the Funds' previous Adviser, and its affiliate, Nuveen Institutional Advisory Corp. ("NIAC"), were merged into Nuveen Asset Management ("NAM"), each wholly owned subsidiaries of Nuveen Investments, Inc. ("Nuveen"). As a result of the merger, NAM is now the Adviser to all funds previously advised by either NAC or NIAC.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular security, the Board of Trustees of the Funds, or its designee, may establish fair market value using a wide variety of market data including yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Trustees' designee. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Securities purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At April 30, 2005, High Yield, Insured, Intermediate Duration and Limited Term had outstanding when-issued and/or delayed delivery purchase commitments of $19,821,566, $17,170,208, $12,639,241 and $17,875,222, respectively. There were no such outstanding purchase commitments in All-American.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Professional Fees
Professional fees presented in the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Federal Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore,


----
91
each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended April 30, 2005, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions made by the Funds are subject to federal taxation.

Insurance
Insured invests primarily in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program
Each Fund offers Class A, C and R Shares. High Yield, All-American, Insured and Intermediate Duration also offer Class B Shares. Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a ..55% (.35% for Limited Term) annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics including inverse floating rate securities. During the fiscal year ended April 30, 2005, High Yield, All-American and Insured invested in inverse floating rate securities for the purpose of enhancing portfolio yield. Inverse floating rate securities are identified in the Portfolio of Investments and are valued daily. The interest rate of an inverse floating rate security has an inverse relationship to the interest rate of a short-term floating rate security. Consequently, as the interest rate of the floating rate security rises, the interest rate on the inverse floating rate security declines. Conversely, as the interest rate of the floating rate security declines, the interest rate on the inverse floating rate security rises. The price of an inverse floating rate security will be more volatile than that of an otherwise comparable fixed rate security since the interest rate is dependent on an underlying fixed coupon rate or the general level of long-term interest rates as well as the short-term interest paid on the floating rate security, and because the inverse floating rate security typically bears the risk of loss of a greater face value of an underlying bond. Intermediate Duration and Limited Term did not invest in any such securities during the fiscal year ended April 30, 2005.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the


----
92
financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                         High Yield
                                                    ----------------------------------------------------
                                                            Year Ended                 Year Ended
                                                              4/30/05                    4/30/04
                                                    --------------------------  ------------------------
                                                         Shares          Amount      Shares        Amount
---------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                           26,674,105  $  569,714,521   9,290,649  $189,794,797
  Class A - automatic conversion of Class B shares       1,164          25,264          --            --
  Class B                                            2,274,723      48,191,442   2,312,505    46,938,990
  Class C                                           14,444,549     308,434,592   5,946,617   121,559,488
  Class R                                            2,914,981      62,398,906     555,238    11,364,863
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                              431,845       9,196,351     131,243     2,680,088
  Class B                                               91,821       1,941,578      63,506     1,289,991
  Class C                                              209,398       4,448,749      73,372     1,497,124
  Class R                                               64,447       1,373,664      24,352       494,967
---------------------------------------------------------------------------------------------------------
                                                    47,107,033   1,005,725,067  18,397,482   375,620,308
---------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                           (3,593,917)    (76,506,165) (1,573,183)  (32,032,350)
  Class B                                             (625,745)    (13,224,137)   (393,049)   (7,988,889)
  Class B - automatic conversion to Class A shares      (1,166)        (25,264)         --            --
  Class C                                           (1,048,023)    (22,190,226)   (605,474)  (12,252,399)
  Class R                                             (311,226)     (6,633,291)    (90,164)   (1,859,439)
---------------------------------------------------------------------------------------------------------
                                                    (5,580,077)   (118,579,083) (2,661,870)  (54,133,077)
---------------------------------------------------------------------------------------------------------
Net increase                                        41,526,956  $  887,145,984  15,735,612  $321,487,231
---------------------------------------------------------------------------------------------------------

                                                                        All-American
                                                    ----------------------------------------------------
                                                            Year Ended                 Year Ended
                                                              4/30/05                    4/30/04
                                                    --------------------------  ------------------------
                                                         Shares          Amount      Shares        Amount
---------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                            3,033,919  $   33,308,469   4,681,744  $ 51,167,691
  Class A - automatic conversion of Class B shares      19,815         218,445          --            --
  Class B                                              242,960       2,668,447     412,522     4,522,441
  Class C                                              866,298       9,489,375   1,232,997    13,496,283
  Class R                                              127,335       1,403,894      54,998       602,243
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                              366,494       3,999,150     375,087     4,097,519
  Class B                                               62,531         683,484      71,747       784,541
  Class C                                               82,984         905,147      83,701       913,768
  Class R                                               19,174         209,772      18,711       204,734
---------------------------------------------------------------------------------------------------------
                                                     4,821,510      52,886,183   6,931,507    75,789,220
---------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                           (3,075,339)    (33,404,404) (5,049,202)  (54,939,101)
  Class B                                             (697,741)     (7,606,104)   (685,547)   (7,480,253)
  Class B - automatic conversion to Class A shares     (19,779)       (218,445)         --            --
  Class C                                             (828,110)     (8,977,828) (1,152,943)  (12,593,825)
  Class R                                              (48,417)       (523,551)    (32,646)     (358,915)
---------------------------------------------------------------------------------------------------------
                                                    (4,669,386)    (50,730,332) (6,920,338)  (75,372,094)
---------------------------------------------------------------------------------------------------------
Net increase                                           152,124  $    2,155,851      11,169  $    417,126
---------------------------------------------------------------------------------------------------------


----
93

                                                                            Insured
                                                    ------------------------------------------------------
                                                            Year Ended                  Year Ended
                                                              4/30/05                     4/30/04
                                                    --------------------------  --------------------------
                                                          Shares         Amount       Shares         Amount
-----------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                             2,554,433  $  28,063,408    4,048,149  $  45,152,496
  Class A - automatic conversion of Class B shares       15,607        171,460           --             --
  Class B                                               260,014      2,867,395      603,598      6,730,805
  Class C                                               451,237      4,918,092      950,322     10,538,815
  Class R                                               549,342      6,004,249    1,458,199     16,206,007
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                               451,953      4,956,617      457,936      5,087,871
  Class B                                                58,113        637,773       63,912        710,561
  Class C                                                64,569        703,075       66,229        730,506
  Class R                                             1,777,031     19,436,587    1,883,922     20,873,652
-----------------------------------------------------------------------------------------------------------
                                                      6,182,299     67,758,656    9,532,267    106,030,713
-----------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                            (3,337,296)   (36,490,831)  (3,328,105)   (36,921,385)
  Class B                                              (682,355)    (7,453,950)    (576,577)    (6,410,557)
  Class B - automatic conversion to Class A shares      (15,596)      (171,460)          --             --
  Class C                                              (724,479)    (7,866,623)    (704,007)    (7,738,971)
  Class R                                            (5,107,529)   (55,772,511)  (5,513,906)   (60,955,984)
-----------------------------------------------------------------------------------------------------------
                                                     (9,867,255)  (107,755,375) (10,122,595)  (112,026,897)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease)                              (3,684,956) $ (39,996,719)    (590,328) $  (5,996,184)
-----------------------------------------------------------------------------------------------------------

                                                                     Intermediate Duration
                                                    ------------------------------------------------------
                                                            Year Ended                  Year Ended
                                                              4/30/05                     4/30/04
                                                    --------------------------  --------------------------
                                                          Shares         Amount       Shares         Amount
-----------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                             5,215,478  $  47,465,936    7,156,848  $  65,922,458
  Class A - automatic conversion of Class B shares       15,526        140,579           --             --
  Class B                                               621,037      5,608,519    1,138,707     10,491,175
  Class C                                             1,625,736     14,816,749    2,577,956     23,750,027
  Class R                                             2,538,232     23,126,904    7,834,884     71,930,177
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                               965,975      8,773,897      886,185      8,131,715
  Class B                                                67,348        612,432       67,286        617,794
  Class C                                               110,718      1,006,546      105,889        971,361
  Class R                                            10,638,675     96,768,589   11,113,262    102,140,845
-----------------------------------------------------------------------------------------------------------
                                                     21,798,725    198,320,151   30,881,017    283,955,552
-----------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                            (4,687,556)   (42,594,313) (10,958,914)  (101,667,813)
  Class B                                              (828,879)    (7,525,940)    (850,532)    (7,814,729)
  Class B - automatic conversion to Class A shares      (15,499)      (140,579)          --             --
  Class C                                            (1,637,016)   (14,876,078)  (1,000,769)    (9,171,825)
  Class R                                           (23,885,122)  (217,136,963) (29,910,898)  (275,028,703)
-----------------------------------------------------------------------------------------------------------
                                                    (31,054,072)  (282,273,873) (42,721,113)  (393,683,070)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease)                              (9,255,347) $ (83,953,722) (11,840,096) $(109,727,518)
-----------------------------------------------------------------------------------------------------------


----
94

                                                                       Limited Term
                                                  ------------------------------------------------------
                                                          Year Ended                  Year Ended
                                                            4/30/05                     4/30/04
                                                  --------------------------  --------------------------
                                                        Shares         Amount       Shares         Amount
---------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                           8,167,026  $  88,194,748   13,533,064  $ 147,729,000
  Class C                                           4,990,951     53,754,060   10,741,211    117,084,091
  Class R                                             703,635      7,566,037      482,987      5,230,706
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                             775,474      8,370,347      812,912      8,871,548
  Class C                                             286,799      3,088,520      326,406      3,555,098
  Class R                                              40,688        437,284       26,091        283,697
---------------------------------------------------------------------------------------------------------
                                                   14,964,573    161,410,996   25,922,671    282,754,140
---------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                         (11,970,640)  (129,078,747) (12,636,334)  (137,869,296)
  Class C                                          (9,165,892)   (98,558,111)  (8,530,189)   (92,860,683)
  Class R                                            (195,768)    (2,103,879)    (165,637)    (1,789,165)
---------------------------------------------------------------------------------------------------------
                                                  (21,332,300)  (229,740,737) (21,332,160)  (232,519,144)
---------------------------------------------------------------------------------------------------------
Net increase (decrease)                            (6,367,727) $ (68,329,741)   4,590,511  $  50,234,996
---------------------------------------------------------------------------------------------------------

3. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities for the fiscal year ended April 30, 2005, were as follows:

                             High        All-              Intermediate      Limited
                            Yield    American      Insured     Duration         Term
------------------------------------------------------------------------------------
Purchases            $916,775,397 $37,941,976 $228,306,420 $853,914,827 $316,764,373
Sales and maturities   46,846,832  36,432,160  254,142,930  939,683,429  388,386,438
------------------------------------------------------------------------------------

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses on investments, timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At April 30, 2005, the cost of investments was as follows:

                              High         All-                Intermediate      Limited
                             Yield     American      Insured       Duration         Term
----------------------------------------------------------------------------------------
Cost of investments $1,392,963,098 $330,345,797 $840,800,425 $2,521,360,899 $802,066,517
----------------------------------------------------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at April 30, 2005, were as follows:

                                                   High         All-               Intermediate      Limited
                                                  Yield     American      Insured      Duration         Term
------------------------------------------------------------------------------------------------------------
Gross unrealized:
  Appreciation                             $70,347,351  $22,825,217  $59,230,771  $112,336,435  $17,181,751
  Depreciation                              (2,884,105)    (760,700)    (247,950)   (3,685,631)  (5,041,208)
------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments $67,463,246  $22,064,517  $58,982,821  $108,650,804  $12,140,543
------------------------------------------------------------------------------------------------------------


----
95

The tax components of undistributed net investment income and net realized gains at April 30, 2005, were as follows:

                                                High     All-            Intermediate    Limited
                                               Yield American    Insured     Duration       Term
------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income*      $3,489,074 $855,146 $1,938,532   $5,323,258 $1,755,614
Undistributed net ordinary income**           49,536       --    101,772    1,145,776         --
Undistributed net long-term capital gains         --       --  4,495,214    8,068,796         --
------------------------------------------------------------------------------------------------

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on April 8, 2005, paid on May 2, 2005.
** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended April 30, 2005 and April 30, 2004, was designated for purposes of the dividends paid deduction as follows:

                                                      High        All-             Intermediate     Limited
2005                                                 Yield    American     Insured     Duration        Term
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income       $44,623,864 $15,722,463 $40,202,182 $105,252,250 $26,603,821
Distributions from net ordinary income**           510,535          --     262,308    2,577,523      21,989
Distributions from net long-term capital gains      16,816          --          --   36,553,974          --
-----------------------------------------------------------------------------------------------------------

                                                      High        All-             Intermediate     Limited
2004                                                 Yield    American     Insured     Duration        Term
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income       $18,433,225 $16,845,484 $43,300,094 $127,498,478 $28,101,684
Distributions from net ordinary income**            48,087      57,083          --    6,349,771          --
Distributions from net long-term capital gains          --          --          --   19,685,474          --
-----------------------------------------------------------------------------------------------------------

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At April 30, 2005, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                 High        All-    Limited
                                Yield    American       Term
                    ----------------------------------------
                    2008     $     -- $ 2,799,738 $       --
                    2009           --   6,509,058  1,811,729
                    2010           --          --    337,552
                    2011           --          --    998,547
                    2012           --   3,378,131         --
                    2013      238,042     605,410    169,527
                    ----------------------------------------
                      Total  $238,042 $13,292,337 $3,317,355
                    ----------------------------------------

At April 30, 2005, Limited Term elected to defer $590,750 of net realized losses from investments incurred from November 1, 2004 through April 30, 2005 ("post-October losses'') in accordance with Federal income tax regulations. The post-October losses were treated as having arisen on the first day of the following fiscal year.

5. Management Fee and Other Transactions with Affiliates

As approved by the Board of Trustees, effective August 1, 2004, a complex-wide management fee structure was adopted for all funds sponsored by the Adviser, or its predecessor and its affiliates. This fee structure separates each fund's management fee into two components-a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser. Under no circumstances will this pricing structure result in a fund paying management fees at a rate higher than would otherwise have been applicable had the complex-wide management fee structure not been implemented. As of May 31, 2005, the complex-level fee rate was .1905%; that is the funds' effective management fees were reduced by approximately .0095%.


----
96

Effective August 1, 2004, the annual fund-level fee, payable monthly, for each of the Funds is based upon the average daily net assets of each Fund as follows:

                                                      High Yield
              Average Daily Net Assets       Fund-Level Fee Rate
              ---------------------------------------------------
              For the first $125 million                   .4000%
              For the next $125 million                    .3875
              For the next $250 million                    .3750
              For the next $500 million                    .3625
              For the next $1 billion                      .3500
              For net assets over $2 billion               .3250
              ---------------------------------------------------

                                           All-American
                                                Insured
                                  Intermediate Duration         Limited Term
   Average Daily Net Assets         Fund-Level Fee Rate  Fund-Level Fee Rate
   --------------------------------------------------------------------------
   For the first $125 million                     .3000%               .2500%
   For the next $125 million                      .2875                .2375
   For the next $250 million                      .2750                .2250
   For the next $500 million                      .2625                .2125
   For the next $1 billion                        .2500                .2000
   For the next $3 billion                        .2250                .1750
   For net assets over $5 billion                 .2125                .1625
   --------------------------------------------------------------------------

Effective August 1, 2004, the annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as follows:

        Complex-Level Assets/(1)/                Complex-Level Fee Rate
        ----------------------------------------------------------------
        For the first $55 billion                                 .2000%
        For the next $1 billion                                   .1800
        For the next $1 billion                                   .1600
        For the next $3 billion                                   .1425
        For the next $3 billion                                   .1325
        For the next $3 billion                                   .1250
        For the next $5 billion                                   .1200
        For the next $5 billion                                   .1175
        For the next $15 billion                                  .1150
        For Managed Assets over $91 billion/(2)/                  .1400
        ----------------------------------------------------------------

(1)The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2)With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

Each Fund paid through July 31, 2004, an annual management fee, payable monthly, at the rates set forth below, which were based upon the average daily net assets of each Fund as follows:

                                                    High Yield
                 Average Daily Net Assets       Management Fee
                 ----------------------------------------------
                 For the first $125 million              .6000%
                 For the next $125 million               .5875
                 For the next $250 million               .5750
                 For the next $500 million               .5625
                 For the next $1 billion                 .5500
                 For net assets over $2 billion          .5250
                 ----------------------------------------------

                                             All-American
                                                  Insured
                                    Intermediate Duration    Limited Term
     Average Daily Net Assets              Management Fee  Management Fee
     ---------------------------------------------------------------------
     For the first $125 million                     .5000%          .4500%
     For the next $125 million                      .4875           .4375
     For the next $250 million                      .4750           .4250
     For the next $500 million                      .4625           .4125
     For the next $1 billion                        .4500           .4000
     For the next $3 billion                        .4250           .3750
     For net assets over $5 billion                 .4125           .3625
     ---------------------------------------------------------------------


----
97

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of Insured and Intermediate Duration in order to limit total expenses (excluding 12b-1 distribution and service fees and extraordinary expenses) from exceeding .975% of the average daily net assets of Insured and ..75% of the average daily net assets of Intermediate Duration. The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

During the fiscal year ended April 30, 2005, Nuveen Investments, LLC (the "Distributor"), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                             High     All-          Intermediate  Limited
                                            Yield American  Insured     Duration     Term
-----------------------------------------------------------------------------------------
Sales charges collected (unaudited)    $6,415,195 $607,016 $475,917     $238,876 $360,299
Paid to authorized dealers (unaudited)  5,674,072  525,599  412,011      199,584  298,829
-----------------------------------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended April 30, 2005, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                      High     All-          Intermediate  Limited
                                     Yield American  Insured     Duration     Term
----------------------------------------------------------------------------------
Commission advances (unaudited) $5,975,392 $262,493 $183,569     $200,715 $494,552
----------------------------------------------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended April 30, 2005, the Distributor retained such 12b-1 fees as follows:

                                      High     All-          Intermediate  Limited
                                     Yield American  Insured     Duration     Term
----------------------------------------------------------------------------------
12b-1 fees retained (unaudited) $2,394,050 $391,082 $376,886     $401,762 $358,181
----------------------------------------------------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended April 30, 2005, as follows:

                                 High     All-          Intermediate  Limited
                                Yield American  Insured     Duration     Term
   --------------------------------------------------------------------------
   CDSC retained (unaudited) $432,606 $123,063 $150,496     $117,693 $134,586
   --------------------------------------------------------------------------

6. Announcement Regarding Parent Company of Adviser

In early April, 2005, The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"), which owned 79% of Nuveen, (A) completed a public offering of a substantial portion of its equity stake in Nuveen, (B) sold Nuveen $200 million of its Nuveen shares, (C) entered into an agreement with Nuveen to sell an additional $400 million of its Nuveen shares on a "forward" basis with payment for and settlement of these shares delayed for several months, and (D) entered into agreements with two unaffiliated investment banking firms to sell an amount equal to most or all of its remaining Nuveen shares for current payment but for future settlement. The settlement of transactions (C) and (D) above would likely be deemed an "assignment" (as defined in the 1940 Act) of the investment management agreements between the Funds and the Adviser, which would result in the automatic termination of each agreement under the 1940 Act. The Board of Trustees will consider approval of new ongoing investment management agreements for each Fund and the submission of those agreements for approval by each respective Fund's shareholders. Those agreements, if approved by a Fund's shareholders, would take effect upon such approval. There can be no assurance that these approvals will be obtained.


----
98

7. Subsequent Event - Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on June 1, 2005, to shareholders of record on May 9, 2005, as follows:

                              High     All-         Intermediate Limited
                             Yield American Insured     Duration    Term
        ----------------------------------------------------------------
        Dividend per share:
          Class A           $.0970   $.0410  $.0375       $.0280  $.0290
          Class B            .0835    .0340   .0305        .0220     N/A
          Class C            .0870    .0355   .0320        .0235   .0260
          Class R            .1005    .0425   .0390        .0295   .0310
        ----------------------------------------------------------------

N/A - LimitedTerm is not authorized to issue Class B Shares.


----
99

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                        Investment Operations       Less Distributions
                     --------------------------- ------------------------                     --------


HIGH YIELD




                                      Net
           Beginning       Net  Realized/            Net                    Ending              Ending
                 Net   Invest- Unrealized        Invest-                       Net                 Net
Year Ended     Asset      ment       Gain           ment  Capital            Asset     Total    Assets
April 30,      Value Income(a)     (Loss)  Total  Income    Gains    Total   Value Return(b)     (000)
-------------------------------------------------------------------------------------------------------
Class A (6/99)
  2005        $20.55     $1.18     $ 1.34  $2.52  $(1.22)   $(.01) $(1.23) $21.84      12.60% $786,921
  2004         19.67      1.24        .88   2.12   (1.24)      --   (1.24)  20.55      11.01   257,187
  2003         19.88      1.21       (.13)  1.08   (1.24)    (.05)  (1.29)  19.67       5.56    91,793
  2002         18.93      1.33        .84   2.17   (1.22)      --   (1.22)  19.88      11.73    33,911
  2001         18.60      1.19        .34   1.53   (1.20)      --   (1.20)  18.93       8.52    14,899
Class B (6/99)
  2005         20.53      1.03       1.34   2.37   (1.07)    (.01)  (1.08)  21.82      11.78   146,041
  2004         19.65      1.09        .88   1.97   (1.09)      --   (1.09)  20.53      10.21   101,693
  2003         19.87      1.07       (.15)   .92   (1.09)    (.05)  (1.14)  19.65       4.73    58,372
  2002         18.91      1.19        .85   2.04   (1.08)      --   (1.08)  19.87      10.97    28,691
  2001         18.58      1.06        .33   1.39   (1.06)      --   (1.06)  18.91       7.70    10,958
Class C (6/99)
  2005         20.54      1.06       1.35   2.41   (1.11)    (.01)  (1.12)  21.83      12.00   463,435
  2004         19.66      1.13        .88   2.01   (1.13)      --   (1.13)  20.54      10.43   156,610
  2003         19.88      1.10       (.14)   .96   (1.13)    (.05)  (1.18)  19.66       4.94    43,463
  2002         18.93      1.22        .85   2.07   (1.12)      --   (1.12)  19.88      11.13    13,485
  2001         18.59      1.09        .35   1.44   (1.10)      --   (1.10)  18.93       7.96     4,675
Class R (6/99)
  2005         20.55      1.21       1.37   2.58   (1.27)    (.01)  (1.28)  21.85      12.87    78,569
  2004         19.67      1.28        .88   2.16   (1.28)      --   (1.28)  20.55      11.24    19,073
  2003         19.89      1.27       (.16)  1.11   (1.28)    (.05)  (1.33)  19.67       5.73     8,627
  2002         18.94      1.37        .84   2.21   (1.26)      --   (1.26)  19.89      11.96     7,096
  2001         18.61      1.20        .37   1.57   (1.24)      --   (1.24)  18.94       8.72     2,845
-------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                             Ratios/Supplemental Data
           -------------------------------------------------------------------
             Before Credit/         After          After Credit/
             Reimbursement     Reimbursement(c)   Reimbursement(d)
HIGH YIELD -----------------  -----------------  -----------------
                       Ratio              Ratio              Ratio
                      of Net             of Net             of Net
                     Invest-            Invest-            Invest-
           Ratio of     ment  Ratio of     ment  Ratio of     ment
           Expenses   Income  Expenses   Income  Expenses   Income
                 to       to        to       to        to       to
            Average  Average   Average  Average   Average  Average  Portfolio
Year Ended      Net      Net       Net      Net       Net      Net   Turnover
April 30,    Assets   Assets    Assets   Assets    Assets   Assets       Rate
------------------------------------------------------------------------------
Class A (6/99)
  2005          .91%    5.52%      .91%    5.52%      .91%    5.53%         5%
  2004          .95     6.07       .95     6.07       .95     6.07         18
  2003         1.17     6.12      1.17     6.12      1.16     6.13         24
  2002         1.09     6.76      1.09     6.76      1.08     6.78         21
  2001         1.23     6.35      1.22     6.36      1.20     6.38         11
Class B (6/99)
  2005         1.66     4.84      1.66     4.84      1.65     4.85          5
  2004         1.70     5.33      1.70     5.33      1.69     5.33         18
  2003         1.91     5.39      1.91     5.39      1.90     5.40         24
  2002         1.84     6.02      1.84     6.02      1.83     6.03         21
  2001         1.98     5.62      1.97     5.63      1.95     5.65         11
Class C (6/99)
  2005         1.46     4.98      1.46     4.98      1.46     4.98          5
  2004         1.51     5.52      1.51     5.52      1.50     5.52         18
  2003         1.73     5.57      1.73     5.57      1.71     5.58         24
  2002         1.64     6.19      1.64     6.19      1.63     6.21         21
  2001         1.79     5.80      1.78     5.81      1.76     5.83         11
Class R (6/99)
  2005          .71     5.70       .71     5.70       .71     5.71          5
  2004          .75     6.27       .75     6.27       .75     6.28         18
  2003          .93     6.37       .93     6.37       .92     6.38         24
  2002          .89     6.94       .89     6.94       .87     6.95         21
  2001         1.11     6.41      1.09     6.43      1.07     6.45         11
------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.



                                See accompanying notes to financial statements.

----
100

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                        Investment Operations      Less Distributions
                     --------------------------- ----------------------                    --------


ALL-AMERICAN




                                      Net
           Beginning       Net  Realized/            Net                 Ending              Ending
                 Net   Invest- Unrealized        Invest-                    Net                 Net
Year Ended     Asset      ment       Gain           ment  Capital         Asset     Total    Assets
April 30,      Value Income(a)     (Loss)  Total  Income    Gains  Total  Value Return(b)     (000)
----------------------------------------------------------------------------------------------------
Class A (10/88)
  2005        $10.75      $.51     $  .29  $ .80   $(.52)   $  -- $(.52) $11.03      7.58% $234,606
  2004         10.94       .54       (.18)   .36    (.55)      --  (.55)  10.75      3.31   224,903
  2003         10.83       .57        .12    .69    (.58)      --  (.58)  10.94      6.54   228,695
  2002         10.70       .59        .11    .70    (.57)      --  (.57)  10.83      6.61   232,260
  2001         10.33       .57        .36    .93    (.56)      --  (.56)  10.70      9.23   246,468
Class B (2/97)
  2005         10.77       .43        .29    .72    (.44)      --  (.44)  11.05      6.75    40,377
  2004         10.95       .46       (.18)   .28    (.46)      --  (.46)  10.77      2.62    43,771
  2003         10.84       .49        .12    .61    (.50)      --  (.50)  10.95      5.73    46,719
  2002         10.71       .51        .10    .61    (.48)      --  (.48)  10.84      5.79    43,402
  2001         10.34       .49        .36    .85    (.48)      --  (.48)  10.71      8.41    37,370
Class C (6/93)
  2005         10.75       .45        .29    .74    (.46)      --  (.46)  11.03      6.97    74,254
  2004         10.93       .48       (.17)   .31    (.49)      --  (.49)  10.75      2.83    71,038
  2003         10.82       .51        .12    .63    (.52)      --  (.52)  10.93      5.94    70,466
  2002         10.69       .53        .10    .63    (.50)      --  (.50)  10.82      6.01    68,617
  2001         10.32       .51        .36    .87    (.50)      --  (.50)  10.69      8.63    68,025
Class R (2/97)
  2005         10.78       .53        .30    .83    (.54)      --  (.54)  11.07      7.83     6,767
  2004         10.96       .56       (.17)   .39    (.57)      --  (.57)  10.78      3.57     5,534
  2003         10.85       .59        .12    .71    (.60)      --  (.60)  10.96      6.71     5,177
  2002         10.71       .61        .12    .73    (.59)      --  (.59)  10.85      6.88     4,449
  2001         10.34       .59        .36    .95    (.58)      --  (.58)  10.71      9.41     2,546
----------------------------------------------------------------------------------------------------

Class (Commencement Date)
                             Ratios/Supplemental Data
           -------------------------------------------------------------------
                       Before Credit/         After          After Credit/
                       Reimbursement     Reimbursement(c)   Reimbursement(d)
ALL-AMERICAN         -----------------  -----------------  -----------------
                       Ratio              Ratio              Ratio
                      of Net             of Net             of Net
                     Invest-            Invest-            Invest-
           Ratio of     ment  Ratio of     ment  Ratio of     ment
           Expenses   Income  Expenses   Income  Expenses   Income
                 to       to        to       to        to       to
            Average  Average   Average  Average   Average  Average  Portfolio
Year Ended      Net      Net       Net      Net       Net      Net   Turnover
April 30,    Assets   Assets    Assets   Assets    Assets   Assets       Rate
------------------------------------------------------------------------------
Class A (10/88)
  2005          .80%    4.68%      .80%    4.68%      .80%    4.68%        11%
  2004          .82     4.92       .82     4.92       .81     4.92         25
  2003          .81     5.22       .81     5.22       .81     5.22         25
  2002          .81     5.40       .81     5.40       .80     5.40         29
  2001          .87     5.33       .87     5.33       .85     5.35         27
Class B (2/97)
  2005         1.55     3.93      1.55     3.93      1.55     3.94         11
  2004         1.57     4.17      1.57     4.17      1.56     4.18         25
  2003         1.56     4.47      1.56     4.47      1.56     4.47         25
  2002         1.56     4.65      1.56     4.65      1.55     4.66         29
  2001         1.62     4.59      1.62     4.59      1.60     4.60         27
Class C (6/93)
  2005         1.35     4.13      1.35     4.13      1.35     4.13         11
  2004         1.37     4.37      1.37     4.37      1.36     4.37         25
  2003         1.36     4.67      1.36     4.67      1.36     4.67         25
  2002         1.36     4.85      1.36     4.85      1.35     4.86         29
  2001         1.42     4.78      1.42     4.78      1.40     4.80         27
Class R (2/97)
  2005          .60     4.87       .60     4.87       .60     4.87         11
  2004          .62     5.12       .62     5.12       .61     5.12         25
  2003          .61     5.42       .61     5.42       .61     5.42         25
  2002          .60     5.62       .60     5.62       .60     5.62         29
  2001          .67     5.54       .67     5.54       .65     5.56         27
------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
101

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                        Investment Operations      Less Distributions
                     --------------------------- ----------------------                    --------


INSURED




                                      Net
           Beginning       Net  Realized/            Net                 Ending              Ending
                 Net   Invest- Unrealized        Invest-                    Net                 Net
Year Ended     Asset      ment       Gain           ment  Capital         Asset     Total    Assets
April 30,      Value Income(a)     (Loss)  Total  Income    Gains  Total  Value Return(b)     (000)
----------------------------------------------------------------------------------------------------
Class A (9/94)
  2005        $10.86      $.47      $ .19  $ .66   $(.48)    $ -- $(.48) $11.04      6.19% $200,707
  2004         11.19       .49       (.32)   .17    (.50)      --  (.50)  10.86      1.50   200,862
  2003         10.78       .51        .42    .93    (.52)      --  (.52)  11.19      8.80   193,907
  2002         10.71       .53        .08    .61    (.54)      --  (.54)  10.78      5.75   142,345
  2001         10.35       .54        .36    .90    (.54)      --  (.54)  10.71      8.86   120,700
Class B (2/97)
  2005         10.86       .39        .20    .59    (.40)      --  (.40)  11.05      5.48    40,777
  2004         11.20       .41       (.34)   .07    (.41)      --  (.41)  10.86       .65    44,231
  2003         10.78       .43        .43    .86    (.44)      --  (.44)  11.20      8.07    44,579
  2002         10.72       .45        .07    .52    (.46)      --  (.46)  10.78      4.87    30,529
  2001         10.35       .46        .37    .83    (.46)      --  (.46)  10.72      8.17    24,161
Class C (9/94)
  2005         10.78       .41        .18    .59    (.41)      --  (.41)  10.96      5.60    33,857
  2004         11.11       .43       (.33)   .10    (.43)      --  (.43)  10.78       .91    35,547
  2003         10.69       .45        .42    .87    (.45)      --  (.45)  11.11      8.31    33,172
  2002         10.63       .46        .07    .53    (.47)      --  (.47)  10.69      5.05    21,871
  2001         10.26       .48        .36    .84    (.47)      --  (.47)  10.63      8.36    14,858
Class R (12/86)
  2005         10.83       .50        .18    .68    (.50)      --  (.50)  11.01      6.38   614,657
  2004         11.16       .51       (.32)   .19    (.52)      --  (.52)  10.83      1.67   634,616
  2003         10.74       .53        .43    .96    (.54)      --  (.54)  11.16      9.10   678,397
  2002         10.68       .55        .06    .61    (.55)      --  (.55)  10.74      5.84   653,220
  2001         10.31       .56        .37    .93    (.56)      --  (.56)  10.68      9.18   640,759
----------------------------------------------------------------------------------------------------

Class (Commencement Date)
                             Ratios/Supplemental Data
           -------------------------------------------------------------------
             Before Credit/         After          After Credit/
             Reimbursement     Reimbursement(c)   Reimbursement(d)
INSURED    -----------------  -----------------  -----------------
                       Ratio              Ratio              Ratio
                      of Net             of Net             of Net
                     Invest-            Invest-            Invest-
           Ratio of     ment  Ratio of     ment  Ratio of     ment
           Expenses   Income  Expenses   Income  Expenses   Income
                 to       to        to       to        to       to
            Average  Average   Average  Average   Average  Average  Portfolio
Year Ended      Net      Net       Net      Net       Net      Net   Turnover
April 30,    Assets   Assets    Assets   Assets    Assets   Assets       Rate
------------------------------------------------------------------------------
Class A (9/94)
  2005          .79%    4.32%      .79%    4.32%      .79%    4.33%        26%
  2004          .81     4.43       .81     4.43       .81     4.43         16
  2003          .81     4.66       .81     4.66       .80     4.66         31
  2002          .84     4.86       .84     4.86       .84     4.87         35
  2001          .83     5.10       .83     5.10       .82     5.11         20
Class B (2/97)
  2005         1.54     3.58      1.54     3.58      1.54     3.58         26
  2004         1.57     3.68      1.57     3.68      1.56     3.69         16
  2003         1.56     3.91      1.56     3.91      1.55     3.91         31
  2002         1.59     4.11      1.59     4.11      1.59     4.12         35
  2001         1.58     4.35      1.58     4.35      1.57     4.35         20
Class C (9/94)
  2005         1.34     3.78      1.34     3.78      1.34     3.78         26
  2004         1.36     3.88      1.36     3.88      1.36     3.88         16
  2003         1.36     4.10      1.36     4.10      1.35     4.11         31
  2002         1.39     4.31      1.39     4.31      1.39     4.32         35
  2001         1.38     4.55      1.38     4.55      1.37     4.56         20
Class R (12/86)
  2005          .59     4.53       .59     4.53       .59     4.53         26
  2004          .61     4.63       .61     4.63       .61     4.63         16
  2003          .61     4.86       .61     4.86       .60     4.87         31
  2002          .64     5.06       .64     5.06       .64     5.07         35
  2001          .63     5.30       .63     5.30       .62     5.31         20
------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
102

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                         Investment Operations       Less Distributions
                      --------------------------- -----------------------                    ----------


INTERMEDIATE DURATION




                                       Net
            Beginning       Net  Realized/            Net                  Ending                Ending
                  Net   Invest- Unrealized        Invest-                     Net                   Net
Year Ended      Asset      ment       Gain           ment  Capital          Asset     Total      Assets
April 30,       Value Income(a)     (Loss)  Total  Income    Gains   Total  Value Return(b)       (000)
--------------------------------------------------------------------------------------------------------
Class A (6/95)
  2005          $9.01      $.35      $ .22  $ .57   $(.35)   $(.13) $(.48)  $9.10      6.39% $  250,322
  2004           9.32       .39       (.22)   .17    (.41)    (.07)  (.48)   9.01      1.86     234,434
  2003           9.27       .44        .10    .54    (.44)    (.05)  (.49)   9.32      5.85     269,694
  2002           9.23       .45        .05    .50    (.45)    (.01)  (.46)   9.27      5.54     258,363
  2001           8.91       .45        .33    .78    (.45)    (.01)  (.46)   9.23      8.99     192,021
Class B (2/97)
  2005           9.02       .28        .22    .50    (.28)    (.13)  (.41)   9.11      5.55      36,106
  2004           9.33       .32       (.22)   .10    (.34)    (.07)  (.41)   9.02      1.07      37,167
  2003           9.27       .37        .10    .47    (.36)    (.05)  (.41)   9.33      5.15      35,116
  2002           9.23       .38        .05    .43    (.38)    (.01)  (.39)   9.27      4.73      18,837
  2001           8.91       .38        .34    .72    (.39)    (.01)  (.40)   9.23      8.19      12,912
Class C (6/95)
  2005           9.02       .30        .22    .52    (.30)    (.13)  (.43)   9.11      5.75      63,972
  2004           9.33       .34       (.22)   .12    (.36)    (.07)  (.43)   9.02      1.27      62,461
  2003           9.27       .39        .10    .49    (.38)    (.05)  (.43)   9.33      5.35      48,890
  2002           9.22       .40        .06    .46    (.40)    (.01)  (.41)   9.27      5.05      31,690
  2001           8.90       .40        .33    .73    (.40)    (.01)  (.41)   9.22      8.36      18,421
Class R (11/76)
  2005           9.02       .37        .22    .59    (.37)    (.13)  (.50)   9.11      6.59   2,298,373
  2004           9.33       .41       (.22)   .19    (.43)    (.07)  (.50)   9.02      2.06   2,373,846
  2003           9.28       .46        .09    .55    (.45)    (.05)  (.50)   9.33      6.05   2,557,682
  2002           9.24       .47        .05    .52    (.47)    (.01)  (.48)   9.28      5.74   2,550,022
  2001           8.91       .47        .34    .81    (.47)    (.01)  (.48)   9.24      9.32   2,531,085
--------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                             Ratios/Supplemental Data
            -------------------------------------------------------------------
                        Before Credit/         After          After Credit/
                        Reimbursement     Reimbursement(c)   Reimbursement(d)
INTERMEDIATE DURATION -----------------  -----------------  -----------------
                        Ratio              Ratio              Ratio
                       of Net             of Net             of Net
                      Invest-            Invest-            Invest-
            Ratio of     ment  Ratio of     ment  Ratio of     ment
            Expenses   Income  Expenses   Income  Expenses   Income
                  to       to        to       to        to       to
             Average  Average   Average  Average   Average  Average  Portfolio
Year Ended       Net      Net       Net      Net       Net      Net   Turnover
April 30,     Assets   Assets    Assets   Assets    Assets   Assets       Rate
-------------------------------------------------------------------------------
Class A (6/95)
  2005           .76%    3.85%      .76%    3.85%      .76%    3.85%        32%
  2004           .78     4.23       .78     4.23       .78     4.24         63
  2003           .79     4.67       .79     4.67       .79     4.67         28
  2002           .80     4.83       .80     4.83       .79     4.83         15
  2001           .79     4.90       .79     4.90       .78     4.91          9*
Class B (2/97)
  2005          1.51     3.10      1.51     3.10      1.51     3.10         32
  2004          1.53     3.48      1.53     3.48      1.53     3.48         63
  2003          1.54     3.93      1.54     3.93      1.53     3.93         28
  2002          1.55     4.08      1.55     4.08      1.54     4.09         15
  2001          1.54     4.15      1.54     4.15      1.53     4.16          9*
Class C (6/95)
  2005          1.31     3.30      1.31     3.30      1.31     3.30         32
  2004          1.33     3.66      1.33     3.66      1.33     3.67         63
  2003          1.34     4.12      1.34     4.12      1.34     4.13         28
  2002          1.35     4.28      1.35     4.28      1.34     4.28         15
  2001          1.34     4.35      1.34     4.35      1.33     4.36          9*
Class R (11/76)
  2005           .56     4.05       .56     4.05       .56     4.05         32
  2004           .58     4.44       .58     4.44       .58     4.44         63
  2003           .59     4.87       .59     4.87       .59     4.87         28
  2002           .60     5.03       .60     5.03       .59     5.03         15
  2001           .59     5.11       .59     5.11       .58     5.11          9*
-------------------------------------------------------------------------------

* The cost of securities acquired in the acquisition of Nuveen Intermediate Municipal Bond Fund of $53,652,345 were excluded from the portfolio turnover rate calculation.
(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
103

Selected data for a share outstanding throughout each period:


Class (Commencement Date)
                        Investment Operations      Less Distributions
                     --------------------------- ----------------------                    --------


LIMITED TERM




                                      Net
           Beginning       Net  Realized/            Net                 Ending              Ending
                 Net   Invest- Unrealized        Invest-                    Net                 Net
Year Ended     Asset      ment       Gain           ment  Capital         Asset     Total    Assets
April 30,      Value Income(a)     (Loss)  Total  Income    Gains  Total  Value Return(b)     (000)
----------------------------------------------------------------------------------------------------
Class A (10/87)
  2005        $10.78      $.35      $(.02) $ .33   $(.35)     $-- $(.35) $10.76      3.08% $489,920
  2004         10.86       .37       (.10)   .27    (.35)      --  (.35)  10.78      2.53   523,396
  2003         10.72       .42        .16    .58    (.44)      --  (.44)  10.86      5.52   508,735
  2002         10.63       .48        .10    .58    (.49)      --  (.49)  10.72      5.54   405,542
  2001         10.35       .49        .28    .77    (.49)      --  (.49)  10.63      7.62   359,383
Class C (12/95)
  2005         10.76       .32       (.03)   .29    (.31)      --  (.31)  10.74      2.75   313,073
  2004         10.84       .33       (.09)   .24    (.32)      --  (.32)  10.76      2.20   355,503
  2003         10.70       .37        .18    .55    (.41)      --  (.41)  10.84      5.18   330,728
  2002         10.61       .44        .10    .54    (.45)      --  (.45)  10.70      5.20   148,198
  2001         10.34       .45        .28    .73    (.46)      --  (.46)  10.61      7.16    75,476
Class R (2/97)
  2005         10.74       .37       (.02)   .35    (.37)      --  (.37)  10.72      3.33    17,786
  2004         10.82       .39       (.09)   .30    (.38)      --  (.38)  10.74      2.77    11,931
  2003         10.68       .43        .18    .61    (.47)      --  (.47)  10.82      5.77     8,308
  2002         10.60       .50        .09    .59    (.51)      --  (.51)  10.68      5.70     3,219
  2001         10.33       .51        .28    .79    (.52)      --  (.52)  10.60      7.78       384
----------------------------------------------------------------------------------------------------

Class (Commencement Date)
                             Ratios/Supplemental Data
           -------------------------------------------------------------------
                                 Before Credit/         After          After Credit/
                                 Reimbursement     Reimbursement(c)   Reimbursement(d)
LIMITED TERM                   -----------------  -----------------  -----------------
                       Ratio              Ratio              Ratio
                      of Net             of Net             of Net
                     Invest-            Invest-            Invest-
           Ratio of     ment  Ratio of     ment  Ratio of     ment
           Expenses   Income  Expenses   Income  Expenses   Income
                 to       to        to       to        to       to
            Average  Average   Average  Average   Average  Average  Portfolio
Year Ended      Net      Net       Net      Net       Net      Net   Turnover
April 30,    Assets   Assets    Assets   Assets    Assets   Assets       Rate
------------------------------------------------------------------------------
Class A (10/87)
  2005          .72%    3.29%      .72%    3.29%      .72%    3.29%        37%
  2004          .73     3.36       .73     3.36       .73     3.36         29
  2003          .73     3.85       .73     3.85       .72     3.86         31
  2002          .75     4.46       .75     4.46       .73     4.47         26
  2001          .76     4.65       .76     4.65       .76     4.65         22
Class C (12/95)
  2005         1.07     2.93      1.07     2.93      1.07     2.94         37
  2004         1.08     3.01      1.08     3.01      1.08     3.01         29
  2003         1.08     3.45      1.08     3.45      1.08     3.46         31
  2002         1.09     4.11      1.09     4.11      1.08     4.12         26
  2001         1.11     4.30      1.11     4.30      1.11     4.30         22
Class R (2/97)
  2005          .52     3.48       .52     3.48       .52     3.49         37
  2004          .53     3.56       .53     3.56       .53     3.56         29
  2003          .53     3.99       .53     3.99       .53     3.99         31
  2002          .52     4.64       .52     4.64       .51     4.65         26
  2001          .56     4.84       .56     4.84       .56     4.85         22
------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
104

            Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nuveen Municipal Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen High Yield Municipal Bond Fund, Nuveen All-American Municipal Bond Fund, Nuveen Insured Municipal Bond Fund, Nuveen Intermediate Duration Municipal Bond Fund and Nuveen Limited Term Municipal Bond Fund (each a series of the Nuveen Municipal Trust, hereafter referred to as the "Funds") at April 30, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Funds for the period ended April 30, 2001 was audited by other independent auditors who have ceased operations. Those independent auditors expressed an unqualified opinion in the report dated June 7, 2001.

PricewaterhouseCoopers LLP
Chicago, IL

June 21, 2005

----
105

                                     Notes

--------------------------------------------------------------------------------
106

                                     Notes

--------------------------------------------------------------------------------
107

                                     Notes

--------------------------------------------------------------------------------
108

  Trustees and Officers
================================================================================


The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at nine. None of the trustees who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds' Statement of Additional Information ("SAI") includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787.

                                                                                                          Number of
                                                                                                        Portfolios in
Name,                       Position(s)      Year First   Principal Occupation(s)                       Fund Complex
Birthdate                   Held with        Elected or   Including other Directorships                  Overseen by
and Address                 the Funds       Appointed (2) During Past 5 Years                              Trustee
---------------------------------------------------------------------------------------------------------------------
Trustee who is an interested person of the Funds:


---------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1) Chairman of the     1994      Chairman and Director (since 1996) of Nuveen       155
3/28/49                     Board and                     Investments, Inc. and Nuveen Investments,
333 W. Wacker Drive         Trustee                       LLC; Director (since 1992) and Chairman
Chicago, IL 60606                                         (since 1996) of Nuveen Advisory Corp. and
                                                          Nuveen Institutional Advisory Corp./4/;
                                                          Chairman and Director (since 1997) of Nuveen
                                                          Asset Management; Director (since 1996) of
                                                          Institutional Capital Corporation; Chairman
                                                          and Director (since 1999) of Rittenhouse
                                                          Asset Management, Inc.; Chairman of Nuveen
                                                          Investments Advisers Inc. (since 2002).

Trustees who are not interested persons of the Funds:


---------------------------------------------------------------------------------------------------------------------
Robert P. Bremner           Trustee             1997      Private Investor and Management Consultant.        155
8/22/40
333 W. Wacker Drive
Chicago, IL 60606


---------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown           Trustee             1993      Retired (1989) as Senior Vice President of         155
7/29/34                                                   The Northern Trust Company; Director,
333 W. Wacker Drive                                       Community Advisory Board for Highland Park
Chicago, IL 60606                                         and Highwood, United Way of the North Shore
                                                          (since 2002).


---------------------------------------------------------------------------------------------------------------------
Jack B. Evans               Trustee             1999      President, The Hall-Perrine Foundation, a          155
10/22/48                                                  private philanthropic corporation (since
333 W. Wacker Drive                                       1996); Director and Vice Chairman, United
Chicago, IL 60606                                         Fire Group, a publicly held company; Adjunct
                                                          Faculty Member, University of Iowa;
                                                          Director, Gazette Companies; Life Trustee of
                                                          Coe College; Director, Iowa College
                                                          Foundation; formerly, Director, Alliant
                                                          Energy; formerly Director, Federal Reserve
                                                          Bank of Chicago; formerly, President and
                                                          Chief Operating Officer, SCI Financial
                                                          Group, Inc., a regional financial services
                                                          firm.


---------------------------------------------------------------------------------------------------------------------
William C. Hunter           Trustee             2004      Dean and Distinguished Professor of Finance,       155
3/16/48                                                   School of Business at the University of
333 W. Wacker Drive                                       Connecticut (since 2003); previously, Senior
Chicago, IL 60606                                         Vice President and Director of Research at
                                                          the Federal Reserve Bank of Chicago
                                                          (1995-2003); Director, Credit Research
                                                          Center at Georgetown University; Director of
                                                          Xerox Corporation (since 2004).


---------------------------------------------------------------------------------------------------------------------
David J. Kundert            Trustee             2005      Retired (2004) as Chairman, JPMorgan Fleming       153
10/28/42                                                  Asset Management, President and CEO, Banc
333 W. Wacker Drive                                       One Investment Advisors Corporation, and
Chicago, IL 60606                                         President, One Group Mutual Funds; prior
                                                          thereto, Executive Vice President, Banc One
                                                          Corporation and Chairman and CEO, Banc One
                                                          Investment Management Group; Board of
                                                          Regents, Luther College; currently a member
                                                          of the American and Wisconsin Bar
                                                          Associations.

----
109

                                                                                                  Number of
                                                                                                Portfolios in
Name,                Position(s)     Year First   Principal Occupation(s)                       Fund Complex
Birthdate            Held with       Elected or   Including other Directorships                  Overseen by
and Address          the Funds      Appointed (2) During Past 5 Years                              Trustee
-------------------------------------------------------------------------------------------------------------
William J. Schneider Trustee            1997      Chairman, formerly, Senior Partner and Chief       155
9/24/44                                           Operating Officer, (retired, 2004);
333 W. Wacker Drive                               Miller-Valentine Partners Ltd., a real
Chicago, IL 60606                                 estate investment company; formerly, Vice
                                                  President, Miller-Valentine Realty, a
                                                  construction company; Board Member and Chair
                                                  of the Finance Committee, member of the
                                                  Audit Committee of Premier Health Partners,
                                                  the not-for-profit company of Miami Valley
                                                  Hospital; Board Member, formerly Chair,
                                                  Dayton Development Coalition; President,
                                                  Philharmonic Orchestra; formerly, Member,
                                                  Community Advisory Board, National City
                                                  Bank, Dayton, Ohio and Business Advisory
                                                  Council, Cleveland Federal Reserve Bank.


-------------------------------------------------------------------------------------------------------------
Judith M. Stockdale  Trustee            1997      Executive Director, Gaylord and Dorothy            155
12/29/47                                          Donnelley Foundation (since 1994); prior
333 W. Wacker Drive                               thereto, Executive Director, Great Lakes
Chicago, IL 60606                                 Protection Fund (from 1990 to 1994).


-------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine   Trustee            2005      Senior Vice President for Business and             155
1/22/50                                           Finance (since 1997), Northwestern
333 W. Wacker Drive                               University; Director (since 2003), Chicago
Chicago, IL 60606                                 Board of Options Exchange; Director (since
                                                  2003), National Mentor Holdings, a
                                                  privately-held, national provider of home
                                                  and community-based services; Chairman
                                                  (since 1997), Board of Directors, Rubicon,
                                                  an insurance company owned by Northwestern
                                                  University; Director (since 1997), Evanston
                                                  Chamber of Commerce and Evanston Inventure,
                                                  a business development organization.
                                                                                                  Number of
                                                                                                Portfolios in
Name,                Position(s)     Year First                                                 Fund Complex
Birthdate            Held with       Elected or   Principal Occupation(s)                        Overseen by
and Address          the Funds      Appointed (3) During Past 5 Years                              Officer
-------------------------------------------------------------------------------------------------------------

Officers of the Funds:


-------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman Chief              1988      Managing Director (since 2002), Assistant          155
9/9/56               Administrative               Secretary and Associate General Counsel,
333 W. Wacker Drive  Officer                      formerly, Vice President and Assistant
Chicago, IL 60606                                 General Counsel of Nuveen Investments, LLC;
                                                  Managing Director (since 2002), General
                                                  Counsel and Assistant Secretary, formerly,
                                                  Vice President of Nuveen Advisory Corp. and
                                                  Nuveen Institutional Advisory Corp./4/;
                                                  Managing Director (since 2002), Assistant
                                                  Secretary and Associate General Counsel,
                                                  formerly, Vice President (since 2000), of
                                                  Nuveen Asset Management, Managing Director
                                                  (since 2004) and Assistant Secretary (since
                                                  1994) of Nuveen Investments, Inc.; Assistant
                                                  Secretary of NWQ Investment Management
                                                  Company, LLC (since 2002); Vice President
                                                  and Assistant Secretary of Nuveen
                                                  Investments Advisers Inc. (since 2002);
                                                  Managing Director, Associate General Counsel
                                                  and Assistant Secretary of Rittenhouse Asset
                                                  Management, Inc. (since 2003); Chartered
                                                  Financial Analyst.


-------------------------------------------------------------------------------------------------------------
Julia L. Antonatos   Vice President     2004      Managing Director (since 2005), previously,        155
9/22/63                                           Vice President (since 2002), formerly,
333 W. Wacker Drive                               Assistant Vice President (since 1999) of
Chicago, IL 60606                                 Nuveen Investments, LLC; Chartered Financial
                                                  Analyst.


-------------------------------------------------------------------------------------------------------------
Michael T. Atkinson  Vice President     2000      Vice President (since 2002), formerly,             155
2/3/66               and Assistant                Assistant Vice President (since 2000),
333 W. Wacker Drive  Secretary                    previously, Associate of Nuveen Investments,
Chicago, IL 60606                                 LLC.

----
110

================================================================================

                                                                                                   Number of
                                                                                                 Portfolios in
Name,                 Position(s)     Year First                                                 Fund Complex
Birthdate             Held with       Elected or   Principal Occupation(s)                        Overseen by
and Address           the Funds      Appointed (3) During Past 5 Years                              Officer
--------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo     Vice President     1999      Vice President of Nuveen Investments, LLC          155
11/28/67              and Treasurer                (since 1999), prior thereto, Assistant Vice
333 W. Wacker Drive                                President (since 1997); Vice President and
Chicago, IL 60606                                  Treasurer of Nuveen Investments, Inc. (since
                                                   1999); Vice President and Treasurer of
                                                   Nuveen Advisory Corp. and Nuveen
                                                   Institutional Advisory Corp./4/ (since
                                                   1999); Vice President and Treasurer of
                                                   Nuveen Asset Management (since 2002) and of
                                                   Nuveen Investments Advisers Inc. (since
                                                   2002); Assistant Treasurer of NWQ Investment
                                                   Management Company, LLC (since 2002); Vice
                                                   President and Treasurer of Nuveen
                                                   Rittenhouse Asset Management, Inc. (since
                                                   2003); Chartered Financial Analyst.


--------------------------------------------------------------------------------------------------------------
Jessica R. Droeger    Vice President     1998      Vice President (since 2002) and Assistant          155
9/24/64               and Secretary                General Counsel (since 1998); formerly,
333 W. Wacker Drive                                Assistant Vice President (since 1998) of
Chicago, IL 60606                                  Nuveen Investments, LLC; Vice President
                                                   (since 2002) and Assistant Secretary (since
                                                   1998), formerly, Assistant Vice President of
                                                   Nuveen Advisory Corp. and Nuveen
                                                   Institutional Advisory Corp./4/; and Nuveen
                                                   Asset Management.


--------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson     Vice President     1998      Managing Director (since 2004) formerly,           155
10/24/45                                           Vice President of Nuveen Investments, LLC;
333 W. Wacker Drive                                Managing Director (since 2004) formerly,
Chicago, IL 60606                                  Vice President (since 1998) of Nuveen
                                                   Advisory Corp. and Nuveen Institutional
                                                   Advisory Corp./4/; Managing Director of
                                                   Nuveen Asset Management.


--------------------------------------------------------------------------------------------------------------
William M. Fitzgerald Vice President     1995      Managing Director (since 2002) of Nuveen           155
3/2/64                                             Investments, LLC; Managing Director (since
333 W. Wacker Drive                                2001), formerly Vice President of Nuveen
Chicago, IL 60606                                  Advisory Corp. and Nuveen Institutional
                                                   Advisory Corp./4/ (since 1995); Managing
                                                   Director of Nuveen Asset Management (since
                                                   2001); Vice President of Nuveen Investment
                                                   Advisers Inc. (since 2002); Chartered
                                                   Financial Analyst.


--------------------------------------------------------------------------------------------------------------
Stephen D. Foy        Vice President     1998      Vice President (since 1993) and Funds              155
5/31/54               and Controller               Controller (since 1998) of Nuveen
333 W. Wacker Drive                                Investments, LLC and Vice President and
Chicago, IL 60606                                  Funds Controller (1998-2004) of Nuveen
                                                   Investments, Inc.; Certified Public
                                                   Accountant.


--------------------------------------------------------------------------------------------------------------
James D. Grassi       Vice President     2004      Vice President and Deputy Director of              155
4/13/56               and Chief                    Compliance (since 2004) of Nuveen
333 W. Wacker Drive   Compliance                   Investments, LLC, Nuveen Investments
Chicago, IL 60606     Officer                      Advisers Inc., Nuveen Asset Management and
                                                   Rittenhouse Asset Management, Inc.;
                                                   previously, Vice President and Deputy
                                                   Director of Compliance (2004) of Nuveen
                                                   Advisory Corp. and Nuveen Institutional
                                                   Advisory Corp.;/4/ formerly, Senior Attorney
                                                   (1994 to 2004), The Northern Trust Company.


--------------------------------------------------------------------------------------------------------------
David J. Lamb         Vice President     2000      Vice President (since 2000) of Nuveen              155
3/22/63                                            Investments, LLC, previously Assistant Vice
333 W. Wacker Drive                                President (since 1999); prior thereto,
Chicago, IL 60606                                  Associate of Nuveen Investments, LLC;
                                                   Certified Public Accountant.


--------------------------------------------------------------------------------------------------------------
Tina M. Lazar         Vice President     2002      Vice President (since 1999), previously,           155
8/27/61                                            Assistant Vice President (since 1993) of
333 W. Wacker Drive                                Nuveen Investments, LLC.
Chicago, IL 60606

----
111

                                                                                                 Number of
                                                                                               Portfolios in
Name,               Position(s)     Year First                                                 Fund Complex
Birthdate           Held with       Elected or   Principal Occupation(s)                        Overseen by
and Address         the Funds      Appointed (3) During Past 5 Years                              Officer
------------------------------------------------------------------------------------------------------------
Larry W. Martin     Vice President     1988      Vice President, Assistant Secretary and            155
7/27/51             and Assistant                Assistant General Counsel of Nuveen
333 W. Wacker Drive Secretary                    Investments, LLC; Vice President and
Chicago, IL 60606                                Assistant Secretary of Nuveen Advisory Corp.
                                                 and Nuveen Institutional Advisory Corp./4/;
                                                 Assistant Secretary of Nuveen Investments,
                                                 Inc. and (since 1997) Nuveen Asset
                                                 Management; Vice President (since 2000),
                                                 Assistant Secretary and Assistant General
                                                 Counsel (since 1998) of Rittenhouse Asset
                                                 Management; Vice President and Assistant
                                                 Secretary of Nuveen Investments Advisers
                                                 Inc. (since 2002); Assistant Secretary of
                                                 NWQ Investment Management Company, LLC
                                                 (since 2002).

(1)Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of the Adviser.
(2)Trustees serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.
(4)Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

----
112

--------------------------------------------------------------------------------
  Fund Information
================================================================================


  Fund Manager             Legal Counsel              Transfer Agent and
  Nuveen Asset Management* Chapman and Cutler LLP     Shareholder Services
  333 West Wacker Drive    Chicago, IL                Boston Financial
  Chicago, IL 60606                                   Data Services, Inc.
                           Independent Registered     Nuveen Investor Services
                           Public Accounting Firm     P.O. Box 8530
                           PricewaterhouseCoopers LLP Boston, MA 02266-8530
                           Chicago, IL                (800) 257-8787

                           Custodian
                           State Street Bank & Trust
                           Boston, MA

================================================================================

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of all the maturities of the bonds in a Fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions. Average Duration: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's (or bond fund's) value to changes when market interest rates change. Generally, the longer a bond or Fund's duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment's current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A Fund's NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.
SEC 30-Day Yield: A standardized measure of a Fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis at a specified assumed tax rate, the yield of a municipal bond investment.




*NAC and NIAC Merge into NAM--Effective Jan. 1, 2005, the asset management services and operations of Nuveen Advisory Corp. (NAC) and Nuveen Institutional Advisory Corp (NIAC) became part of Nuveen Asset Management (NAM). This internal consolidation is intended to simplify the delivery of services to the investment management clients of Nuveen investments. It does not affect the investment objectives or portfolio management of any Fund.
================================================================================

Quarterly Portfolio of Investments and Proxy Voting information: Each Fund's
(i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2004, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

================================================================================

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

----
113

[PHOTO]



                                                                     Learn more
                                                          about Nuveen Funds at
                                                              www.nuveen.com/mf



    Nuveen Investments:

    SERVING Investors

                        For GENERATIONS

    Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

    Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

    We offer many different investing solutions for our clients' different needs.
    Managing approximately $118 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

    Find out how we can help you reach your financial goals.
    To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at (800) 257-8787. Please read the information carefully before you invest.

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[LOGO] Nuveen Investments

MAN-NAT-0405D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/mf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of directors determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust's auditor, billed to the Trust during the Trust's last two full fiscal years. For engagements with PricewaterhouseCoopers LLP entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

              SERVICES THAT THE TRUST'S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended                            Audit Fees Billed      Audit-Related Fees         Tax Fees        All Other Fees
April 30, 2005                                   to Funds            Billed to Funds        Billed to Funds    Billed to Funds
--------------------------------------------------------------------------------------------------------------------------------
Name of Series
--------------
All-American Municipal Bond Fund                  13,915                    0                     942                 0
High Yield Bond Fund                              36,159                    0                   1,661                 0
Intermediate Duration Municipal Bond Fund         66,968                    0                   7,578                 0
Limited Term Municipal Bond Fund                  24,822                    0                   2,425                 0
National Insured Municipal Bond Fund              26,275                    0                   2,539                 0
                                             -----------------------------------------------------------------------------------
   Total                                     $   168,139                  $ 0               $  15,145               $ 0

                                                          Percentage Approved Pursuant to Pre-approval Exception
                                             -----------------------------------------------------------------------------------
                                             Audit Fees Billed      Audit-Related Fees          Tax Fees       All Other Fees
                                                  to Funds           Billed to Funds        Billed to Funds    Billed to Funds
Name of Series
--------------
All-American Municipal Bond Fund                       0                    0                       0                 0
High Yield Bond Fund                                   0                    0                       0                 0
Intermediate Duration Municipal Bond Fund              0                    0                       0                 0
Limited Term Municipal Bond Fund                       0                    0                       0                 0
National Insured Municipal Bond Fund                   0                    0                       0                 0

The above "Tax Fees" were billed for professional services for tax advice, tax compliance and tax planning.

Fiscal Year Ended                            Audit Fees Billed      Audit-Related Fees          Tax Fees       All Other Fees
April 30, 2004                                    to Funds           Billed to Funds        Billed to Funds    Billed to Funds
--------------------------------------------------------------------------------------------------------------------------------
Name of Series
--------------
All-American Municipal Bond Fund                  14,692                    0                     423                 0
High Yield Bond Fund                              17,662                    0                     411                 0
Intermediate Duration Municipal Bond Fund         75,817                    0                   3,476                 0
Limited Term Municipal Bond Fund                  28,433                    0                   1,116                 0
National Insured Municipal Bond Fund              29,679                    0                   1,168                 0
                                             -----------------------------------------------------------------------------------
   Total                                     $   166,283                  $ 0               $   6,594               $ 0

                                                          Percentage Approved Pursuant to Pre-approval Exception
                                             -----------------------------------------------------------------------------------
                                             Audit Fees Billed      Audit-Related Fees          Tax Fees       All Other Fees
                                                  to Funds            Billed to Funds       Billed to Funds    Billed to Funds
                                             -----------------------------------------------------------------------------------
Name of Series
--------------
All-American Municipal Bond Fund                     N/A                  N/A                     N/A               N/A
High Yield Bond Fund                                 N/A                  N/A                     N/A               N/A
Intermediate Duration Municipal Bond Fund            N/A                  N/A                     N/A               N/A
Limited Term Municipal Bond Fund                     N/A                  N/A                     N/A               N/A
National Insured Municipal Bond Fund                 N/A                  N/A                     N/A               N/A

                 SERVICES THAT THE TRUST'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM that provides ongoing services to the Trust ("Affiliated Fund Service Provider"), for engagements directly related to the Trust's operations and financial reporting, during the Trust's last two full fiscal years.

                                          Audit-Related Fees         Tax Fees Billed to           All Other Fees
                                        Billed to Adviser and            Adviser and            Billed to Adviser
Fiscal Year Ended                          Affiliated Fund             Affiliated Fund         and Affiliated Fund
April 30, 2005                            Service Providers          Service Providers          Service Providers
----------------------------------------------------------------------------------------------------------------------
Nuveen Multistate Trust                           $ 0                         $ 0                        $ 0

                                                   Percentage Approved Pursuant to Pre-approval Exception
                                        ------------------------------------------------------------------------------
                                          Audit-Related Fees         Tax Fees Billed to           All Other Fees
                                        Billed to Adviser and            Adviser and            Billed to Adviser
                                           Affiliated Fund             Affiliated Fund         and Affiliated Fund
                                          Service Providers          Service Providers          Service Providers
                                        ------------------------------------------------------------------------------
                                                    0%                          0%                         0%

                                          Audit-Related Fees         Tax Fees Billed to           All Other Fees
                                        Billed to Adviser and            Adviser and            Billed to Adviser
Fiscal Year Ended                          Affiliated Fund             Affiliated Fund         and Affiliated Fund
April 30, 2004                            Service Providers          Service Providers          Service Providers
----------------------------------------------------------------------------------------------------------------------
Nuveen Multistate Trust                           $ 0                         $ 0                        $ 0

                                                   Percentage Approved Pursuant to Pre-approval Exception
                                        ------------------------------------------------------------------------------
                                          Audit-Related Fees         Tax Fees Billed to           All Other Fees
                                        Billed to Adviser and            Adviser and            Billed to Adviser
                                           Affiliated Fund             Affiliated Fund         and Affiliated Fund
                                          Service Providers          Service Providers          Service Providers
                                        ------------------------------------------------------------------------------
                                                    0%                          0%                         0%

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Trust, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Trust's audit is completed.

                               NON-AUDIT SERVICES

The following tables show the amount of fees that PricewaterhouseCoopers LLP billed during the Trust's last two full fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement relates directly to the Trust's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers LLP about any non-audit services that PricewaterhouseCoopers LLP rendered during the Trust's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers LLP's independence.

                                                                      Total Non-Audit Fees
                                                                      billed to Adviser and
                                                                     Affiliated Fund Service      Total Non-Audit Fees
                                                                      Providers (engagements      billed to Adviser and
                                                                     related directly to the     Affiliated Fund Service
Fiscal Year Ended                            Total Non-Audit Fees    operations and financial     Providers (all other
April 30, 2005                                 Billed to Trust       reporting of the Trust)          engagements)           Total
------------------------------------------------------------------------------------------------------------------------------------
Name of Series
--------------
All-American Municipal Bond Fund                      942                       0                           0                    942
High Yield Bond Fund                                1,661                       0                           0                  1,661
Intermediate Duration Municipal Bond Fund           7,578                       0                           0                  7,578
Limited Term Municipal Bond Fund                    2,425                       0                           0                  2,425
National Insured Municipal Bond Fund                2,539                       0                           0                  2,539
                                             ---------------------------------------------------------------------------------------
   Total                                     $     15,145                    $  0                        $  0               $ 15,145

                                                                      Total Non-Audit Fees
                                                                      billed to Adviser and
                                                                     Affiliated Fund Service      Total Non-Audit Fees
                                                                      Providers (engagements      billed to Adviser and
                                                                     related directly to the     Affiliated Fund Service
Fiscal Year Ended                            Total Non-Audit Fees    operations and financial     Providers (all other
April 30, 2004                                 Billed to Trust       reporting of the Trust)          engagements)           Total
------------------------------------------------------------------------------------------------------------------------------------
Name of Series
--------------
All-American Municipal Bond Fund                      423                       0                           0                    423
High Yield Bond Fund                                  411                       0                           0                    411
Intermediate Duration Municipal Bond Fund           3,476                       0                           0                  3,476
Limited Term Municipal Bond Fund                    1,116                       0                           0                  1,116
National Insured Municipal Bond Fund                1,168                       0                           0                  1,168
                                             ---------------------------------------------------------------------------------------
   Total                                     $      6,594                    $  0                        $  0               $  6,594

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust's independent accountants and (ii) all audit and non-audit services to be performed by the Trust's independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

See Schedule I in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to their Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because posted on registrant's website at www.nuveen.com/mf, and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: EX-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference. EX-99.906 CERT attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Municipal Trust
             --------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                          -------------------------------------------
                         Jessica R. Droeger
                         Vice President and Secretary

Date July 8, 2005
     ----------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                          -------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date July 8, 2005
     ----------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                          -------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date July 8, 2005
     ----------------------------------------------------------------


* Print the name and title of each signing officer under his or her signature.